                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-4108

                       Oppenheimer Variable Account Funds
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2009

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares         Value
                                                       ----------   ------------
COMMON STOCKS--94.8%
CONSUMER DISCRETIONARY--16.4%
DIVERSIFIED CONSUMER SERVICES--3.1%
DeVry, Inc.                                                98,600   $  4,750,548
ITT Educational Services, Inc.(1)                          30,300      3,679,026
Strayer Education, Inc.                                    31,700      5,701,879
                                                                    ------------
                                                                      14,131,453
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--3.8%
Burger King Holdings, Inc.                                653,800     15,004,710
Darden Restaurants, Inc.                                   63,000      2,158,380
                                                                    ------------
                                                                      17,163,090
                                                                    ------------
MEDIA--3.4%
Cablevision Systems Corp. New York Group, Cl. A           779,600     10,088,024
Liberty Media Corp.-Entertainment, Series A(1)            271,600      5,418,420
                                                                    ------------
                                                                      15,506,444
                                                                    ------------
MULTILINE RETAIL--1.7%
Dollar Tree, Inc.(1)                                      167,100      7,444,305
                                                                    ------------
SPECIALTY RETAIL--3.3%
GameStop Corp., Cl. A(1)                                  284,700      7,977,294
O'Reilly Automotive, Inc.(1)                              128,900      4,512,789
Urban Outfitters, Inc.(1)                                 153,100      2,506,247
                                                                    ------------
                                                                      14,996,330
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Polo Ralph Lauren Corp., Cl. A                            116,800      4,934,800
                                                                    ------------
CONSUMER STAPLES--1.9%
FOOD PRODUCTS--1.4%
Flowers Foods, Inc.                                       271,000      6,363,080
                                                                    ------------
PERSONAL PRODUCTS--0.5%
Chattem, Inc.(1)                                           40,700      2,281,235
                                                                    ------------
ENERGY--9.7%
ENERGY EQUIPMENT & SERVICES--3.5%
Cameron International Corp.(1)                            264,600      5,802,678
IHS, Inc., Cl. A(1)                                       242,300      9,977,914
                                                                    ------------
                                                                      15,780,592
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS--6.2%
Concho Resources, Inc.(1)                                  83,600      2,139,324
Petrohawk Energy Corp.(1)                                 572,900     11,016,867
Range Resources Corp.                                     356,200     14,661,192
                                                                    ------------
                                                                      27,817,383
                                                                    ------------
FINANCIALS--9.0%
CAPITAL MARKETS--4.5%
Affiliated Managers Group, Inc.(1)                        140,800      5,872,768
Eaton Vance Corp.                                         227,700      5,202,945
Lazard Ltd., Cl. A                                        312,300      9,181,620
                                                                    ------------
                                                                      20,257,333
                                                                    ------------


                         1 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares         Value
                                                       ----------   ------------
DIVERSIFIED FINANCIAL SERVICES--2.4%
IntercontinentalExchange, Inc.(1)                          72,700   $  5,413,969
MSCI, Inc., Cl. A(1)                                      317,900      5,375,689
                                                                    ------------
                                                                      10,789,658
                                                                    ------------
INSURANCE--1.3%
RenaissanceRe Holdings Ltd.                               118,600      5,863,584
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--0.8%
Hudson City Bancorp, Inc.                                 303,900      3,552,591
                                                                    ------------
HEALTH CARE--19.0%
BIOTECHNOLOGY--4.4%
Alexion Pharmaceuticals, Inc.(1)                          247,300      9,313,318
Cephalon, Inc.(1)                                          99,800      6,796,380
Myriad Genetics, Inc.(1)                                   85,400      3,883,138
                                                                    ------------
                                                                      19,992,836
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--8.2%
Bard (C.R.), Inc.                                         152,700     12,173,244
Edwards Lifesciences Corp.(1)                             185,000     11,216,550
Haemonetics Corp.(1)                                       66,100      3,640,788
IDEXX Laboratories, Inc.(1)                               101,200      3,499,496
NuVasive, Inc.(1)                                         203,100      6,373,278
                                                                    ------------
                                                                      36,903,356
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--1.1%
Schein (Henry), Inc.(1)                                   122,500      4,901,225
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--2.7%
Covance, Inc.(1)                                           99,100      3,530,933
Illumina, Inc.(1)                                         225,231      8,387,602
                                                                    ------------
                                                                      11,918,535
                                                                    ------------
PHARMACEUTICALS--2.6%
Perrigo Co.                                               204,500      5,077,735
Shire Ltd., ADR                                           187,200      6,727,968
                                                                    ------------
                                                                      11,805,703
                                                                    ------------
INDUSTRIALS--12.8%
AEROSPACE & DEFENSE--1.3%
Curtiss-Wright Corp.                                      100,700      2,824,635
Rockwell Collins, Inc.                                     97,400      3,179,136
                                                                    ------------
                                                                       6,003,771
                                                                    ------------
AIR FREIGHT & LOGISTICS--2.9%
C.H. Robinson Worldwide, Inc.                             185,200      8,446,972
Expeditors International of Washington, Inc.              155,300      4,393,437
                                                                    ------------
                                                                      12,840,409
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--7.3%
Clean Harbors, Inc.(1)                                    114,000      5,472,000
Copart, Inc.(1)                                            71,500      2,120,690
FTI Consulting, Inc.(1)                                   109,100      5,398,268
Stericycle, Inc.(1)                                       308,100     14,705,613


                         2 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares         Value
                                                       ----------   ------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Waste Connections, Inc.(1)                                198,100   $  5,091,170
                                                                    ------------
                                                                      32,787,741
                                                                    ------------
CONSTRUCTION & ENGINEERING--1.3%
Quanta Services, Inc.(1)                                  277,900      5,960,955
                                                                    ------------
INFORMATION TECHNOLOGY--20.1%
COMPUTERS & PERIPHERALS--1.4%
NetApp, Inc.(1)                                           412,400      6,120,016
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.3%
Amphenol Corp., Cl. A                                     367,200     10,461,528
FLIR Systems, Inc.(1)                                     207,000      4,239,360
                                                                    ------------
                                                                      14,700,888
                                                                    ------------
INTERNET SOFTWARE & SERVICES--2.2%
Baidu, Inc., ADR(1)                                        12,200      2,154,520
Equinix, Inc.(1)                                          140,753      7,903,281
                                                                    ------------
                                                                      10,057,801
                                                                    ------------
IT SERVICES--4.1%
Cognizant Technology Solutions Corp.(1)                   318,500      6,621,615
SAIC, Inc.(1)                                             642,500     11,995,475
                                                                    ------------
                                                                      18,617,090
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.4%
Lam Research Corp.(1)                                     180,600      4,112,262
MEMC Electronic Materials, Inc.(1)                        127,300      2,099,177
                                                                    ------------
                                                                       6,211,439
                                                                    ------------
SOFTWARE--7.7%
Ansys, Inc.(1)                                            376,600      9,452,660
FactSet Research Systems, Inc.                            149,050      7,451,010
Macrovision Solutions Corp.(1)                            590,209     10,499,818
Salesforce.com, Inc.(1)                                   226,300      7,406,799
                                                                    ------------
                                                                      34,810,287
                                                                    ------------
MATERIALS--2.4%
CHEMICALS--2.4%
Airgas, Inc.                                               98,000      3,313,380
Intrepid Potash, Inc.(1)                                  142,720      2,633,184
Lubrizol Corp. (The)                                      140,300      4,771,603
                                                                    ------------
                                                                      10,718,167
                                                                    ------------
TELECOMMUNICATION SERVICES--2.2%
WIRELESS TELECOMMUNICATION SERVICES--2.2%
American Tower Corp.(1)                                   217,200      6,609,396
SBA Communications Corp.(1)                               151,300      3,525,290
                                                                    ------------
                                                                      10,134,686
                                                                    ------------
UTILITIES--1.3%
GAS UTILITIES--1.3%
Questar Corp.                                             194,500      5,724,135
                                                                    ------------
Total Common Stocks (Cost $484,830,821)                              427,090,918
                                                                    ------------


                         3 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares         Value
                                                       ----------   ------------
INVESTMENT COMPANY--4.9%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.80% (2, 3) (Cost $21,921,822)                     21,921,822   $ 21,921,822
Total Investments, at Value (Cost $506,752,643)              99.7%   449,012,740
Other Assets Net of Liabilities                               0.3      1,424,233
                                                       ----------   ------------
Net Assets                                                  100.0%  $450,436,973
                                                       ----------   ------------

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES                                  SHARES
                                  DECEMBER 31,      GROSS        GROSS      MARCH 31,
                                      2008        ADDITIONS   REDUCTIONS      2009
                                  ------------   ----------   ----------   ----------
Oppenheimer Institutional Money
   Market Fund, Cl. E              28,742,391    60,883,294   67,703,863   21,921,822

                                     VALUE       INCOME
                                  -----------   -------
Oppenheimer Institutional Money
   Market Fund, Cl. E             $21,921,822   $77,352

(3.) Rate shown is the 7-day yield as of March 31, 2009.


                         4 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                                   OTHER
                                                INVESTMENTS      FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES   INSTRUMENTS*
---------------------                          -------------   ------------
Level 1--Quoted Prices                          $449,012,740        $--
Level 2--Other Significant Observable Inputs              --         --
Level 3--Significant Unobservable Inputs                  --         --
                                                ------------        ---
   Total                                        $449,012,740        $--
                                                ============        ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.


                         5 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.


                         6 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.


                         7 | Oppenheimer MidCap Fund/VA

Oppenheimer MidCap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $519,493,145
                                 ============
Gross unrealized appreciation    $ 24,720,074
Gross unrealized depreciation     (95,200,479)
                                 ------------
Net unrealized depreciation      $(70,480,405)
                                 ============


                         8 | Oppenheimer MidCap Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                      Shares            Value
                                                   -------------   -------------
COMMON STOCKS--51.1%
CONSUMER DISCRETIONARY--5.9%
MEDIA--5.9%
Cablevision Systems Corp. New York Group, Cl. A          193,360   $   2,502,078
Cinemark Holdings, Inc.                                    2,100          19,719
Jupiter Telecommunications Co. Ltd.                        4,088       2,717,486
Liberty Global, Inc., Series A(1)                        257,738       3,752,665
Liberty Global, Inc., Series C(1)                        171,460       2,422,730
National CineMedia, Inc.                                  89,760       1,183,037
                                                                   -------------
                                                                      12,597,715
CONSUMER STAPLES--3.5%
FOOD PRODUCTS--1.4%
Nestle SA                                                 87,780       2,967,385
                                                                   -------------
TOBACCO--2.1%
Altria Group, Inc.                                        83,010       1,329,820
Lorillard, Inc.                                           50,660       3,127,748
                                                                   -------------
                                                                       4,457,568
ENERGY--3.8%
OIL, GAS & CONSUMABLE FUELS--3.8%
Exxon Mobil Corp.                                         96,370       6,562,797
Petroleo Brasileiro SA, ADR                               52,490       1,599,370
                                                                   -------------
                                                                       8,162,167
FINANCIALS--4.0%
CAPITAL MARKETS--0.2%
Julius Baer Holding AG                                    21,539         529,818
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
JPMorgan Chase & Co.                                      78,000       2,073,240
                                                                   -------------
INSURANCE--2.8%
Assurant, Inc.                                            51,500       1,121,670
Everest Re Group Ltd.                                     68,430       4,844,844
                                                                   -------------
                                                                       5,966,514
HEALTH CARE--5.5%
BIOTECHNOLOGY--0.7%
Amicus Therapeutics, Inc.(1)                              95,449         871,449
Human Genome Sciences, Inc.(1)                           256,420         212,829
Orexigen Therapeutics, Inc.(1)                           153,170         399,774
                                                                   -------------
                                                                       1,484,052
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Beckman Coulter, Inc.                                     32,120       1,638,441
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES--1.6%
Aetna, Inc.                                               51,240       1,246,669
Medco Health Solutions, Inc.(1)                           53,320       2,204,249
                                                                   -------------
                                                                       3,450,918
PHARMACEUTICALS--2.5%
Abbott Laboratories                                       48,410       2,309,157
Wyeth                                                     69,000       2,969,760
                                                                   -------------
                                                                       5,278,917


                        1 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS  March 31, 2009 / Unaudited

                                                      Shares            Value
                                                   -------------   -------------
INDUSTRIALS--1.9%
AEROSPACE & DEFENSE--0.4%
Orbital Sciences Corp.(1)                                 65,404   $     777,654
                                                                   -------------
MACHINERY--1.1%
Joy Global, Inc.                                          57,780       1,230,714
Navistar International Corp.(1)                           35,050       1,172,773
                                                                   -------------
                                                                       2,403,487
TRADING COMPANIES & DISTRIBUTORS--0.4%
Aircastle Ltd.                                           168,100         781,665
                                                                   -------------
INFORMATION TECHNOLOGY--24.1%
COMMUNICATIONS EQUIPMENT--6.5%
QUALCOMM, Inc.                                           184,560       7,181,230
Research in Motion Ltd.(1)                               154,780       6,666,375
                                                                   -------------
                                                                      13,847,605
COMPUTERS & PERIPHERALS--1.0%
Apple, Inc.(1)                                            19,600       2,060,352
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
CalAmp Corp.(1)                                               19              10
                                                                   -------------
INTERNET SOFTWARE & SERVICES--4.0%
eBay, Inc.(1)                                            271,900       3,415,064
Google, Inc., Cl. A(1)                                    14,510       5,050,351
                                                                   -------------
                                                                       8,465,415
SOFTWARE--12.6%
Microsoft Corp.                                          344,800       6,333,976
Novell, Inc.(1)                                          337,980       1,439,795
Synopsys, Inc.(1)                                        114,640       2,376,487
Take-Two Interactive Software, Inc.                    1,714,376      14,315,040
THQ, Inc.(1)                                             853,300       2,594,032
                                                                   -------------
                                                                      27,059,330
MATERIALS--2.0%
CHEMICALS--1.5%
Lubrizol Corp. (The)                                      60,140       2,045,361
Potash Corp. of Saskatchewan, Inc.                        15,100       1,220,231
                                                                   -------------
                                                                       3,265,592
METALS & MINING--0.5%
Companhia Vale do Rio Doce, ADR                           77,700       1,033,400
                                                                   -------------
TELECOMMUNICATION SERVICES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
XO Holdings, Inc.(1)                                          85              17
                                                                   -------------
UTILITIES--0.4%
ENERGY TRADERS--0.4%
NRG Energy, Inc.(1)                                       50,540         889,504
                                                                   -------------
Total Common Stocks (Cost $146,965,408)                              109,190,766
                                                                   -------------
PREFERRED STOCKS--4.4%
Mylan, Inc., 6.50% Cv., Non-Vtg.                           4,800       4,091,712
Petroleo Brasileiro SA, Preference                       120,540       1,487,167


                        2 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                       Shares           Value
                                                   -------------   -------------
Schering-Plough Corp., 6% Cv.                             18,800   $   3,957,400
                                                                   -------------
Total Preferred Stocks (Cost $6,066,144)                               9,536,279

                                                       Units
                                                   -------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
XO Communications, Inc.:
Series A Wts., Strike Price $6.25, Exp.
   1/16/10(1, 2)                                             171               1
Series B Wts., Strike Price $7.50, Exp.
   1/16/10(1, 2)                                             128               1
Series C Wts., Strike Price $10, Exp.
   1/16/10(1, 2)                                             128              --
                                                                   -------------
Total Rights, Warrants and Certificates (Cost $0)                              2

                                                     Principal
                                                       Amount
                                                   -------------
ASSET-BACKED SECURITIES--2.3%
Argent Securities Trust 2004-W8, Asset-Backed
   Pass-Through Certificates, Series 2004-W8,
   Cl. A2, 1.002%, 5/25/34(3)                      $     830,484         459,635
Capital One Prime Auto Receivables Trust,
   Automobile Asset-Backed Certificates,
   Series 2005-1, Cl. A4, 0.576%, 4/15/11(3)           1,048,623       1,035,263
Citibank Credit Card Issuance Trust, Credit Card
   Receivable Nts., Series 2003-C4, Cl. C4, 5%,
   6/10/15                                               180,000         103,110
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.262%, 2/25/33(3)                 18,836           8,110
Series 2005-11, Cl. AF2, 4.657%, 2/25/36                  41,568          40,849
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(3)             360,000         291,294
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(3)             213,688         166,580
CWABS, Inc. Asset-Backed Certificates Trust,
   Asset-Backed Certificates, Series 2006-25,
   Cl. 2A2, 0.642%, 6/25/47(3)                           480,000         318,243
HSBC Home Equity Loan Trust 2005-3, Closed-End
   Home Equity Loan Asset-Backed Nts., Series
   2005-3, Cl. A1, 0.805%, 1/20/35(3)                    285,706         196,738
HSBC Home Equity Loan Trust 2006-4, Closed-End
   Home Equity Loan Asset-Backed Certificates,
   Series 2006-4, Cl. A2V, 0.655%, 3/20/36(3)            180,000         151,977
Lehman XS Trust, Mtg. Pass-Through Certificates,
   Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35(3)             76,736          75,971
MBNA Credit Card Master Note Trust, Credit Card
   Receivables, Series 2003-C7, Cl. C7, 1.906%,
   3/15/16(3)                                          1,710,000         753,564
Option One Mortgage Loan Trust, Asset-Backed
   Certificates, Series 2006-2, Cl. 2A2, 0.622%,
   7/1/36(3)                                             834,022         603,490
RASC Series 2006-KS7 Trust, Home Equity Mtg.
   Asset-Backed Pass-Through Certificates,
   Series 2006-KS7, Cl. A2, 0.622%, 9/25/36(3)           560,561         498,957
Structured Asset Investment Loan Trust, Mtg.
   Pass-Through Certificates, Series 2006-BNC3,
   Cl. A2, 0.562%, 9/25/36(3)                            144,728         133,368
                                                                   -------------
Total Asset-Backed Securities (Cost $7,027,459)                        4,837,149


                        3 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     Principal
                                                       Amount          Value
                                                   -------------   -------------
MORTGAGE-BACKED OBLIGATIONS--28.0%
GOVERNMENT AGENCY--18.3%
FHLMC/FNMA/SPONSORED--18.1%
Federal Home Loan Mortgage Corp., 7%, 10/1/37      $   2,602,720   $   2,757,298
Federal Home Loan Mortgage Corp., Gtd. Real
   Estate Mtg. Investment Conduit Multiclass
   Pass-Through Certificates:
Series 2006-11, Cl. PS, 22.653%, 3/25/36(3)              307,502         371,592
Series 3025, Cl. SJ, 22.71%, 8/15/35(3)                   98,178         119,261
Series 3094, Cl. HS, 22.344%, 6/15/34(3)                 189,023         220,262
Federal Home Loan Mortgage Corp., Interest-Only
   Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 11.11%, 6/1/26(4)                    165,583          22,188
Series 183, Cl. IO, 9.338%, 4/1/27(4)                    267,648          35,739
Series 184, Cl. IO, 15.508%, 12/1/26(4)                  288,567          39,271
Series 192, Cl. IO, 8%, 2/1/28(4)                         78,252          10,199
Series 200, Cl. IO, 7.782%, 1/1/29(4)                     96,751          12,333
Series 2130, Cl. SC, 43.47%, 3/15/29(4)                  208,220          19,791
Series 216, Cl. IO, 3.439%, 12/1/31(4)                   151,207          20,421
Series 224, Cl. IO, 0.359%, 3/1/33(4)                    482,444          63,860
Series 243, Cl. 6, 14.681%, 12/15/32(4)                  291,015          34,748
Series 2527, Cl. SG, 52.018%, 2/15/32(4)                 193,296          11,592
Series 2531, Cl. ST, 53.085%, 2/15/30(4)                 224,560          13,732
Series 2796, Cl. SD, 61.082%, 7/15/26(4)                 297,837          28,841
Series 2802, Cl. AS, 99.999%, 4/15/33(4)                 410,795          34,303
Series 2920, Cl. S, 71.858%, 1/15/35(4)                1,647,802         133,402
Series 3000, Cl. SE, 99.999%, 7/15/25(4)               1,687,472         158,080
Series 3110, Cl. SL, 99.999%, 2/15/26(4)                 249,208          20,110
Series 3146, Cl. SA, 47.625%, 4/15/36(4)               1,559,375         162,859
Federal Home Loan Mortgage Corp., Principal-Only
   Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.897%, 6/1/26(5)                     72,872          65,262
Series 192, Cl. PO, 7.622%, 2/1/28(5)                     78,252          63,644
Federal National Mortgage Assn.:
4.50%, 4/1/24(6)                                       4,057,000       4,177,444
5%, 4/1/24-4/1/39(6)                                   8,923,000       9,230,718
5.50%, 9/25/20                                            19,009          19,878
5.50%, 4/1/24-4/1/39(6)                                5,438,000       5,651,787
6%, 3/1/37                                             1,779,489       1,862,156
6%, 4/1/24-4/1/39(6)                                   5,838,000       6,104,162
6.50%, 4/1/39(6)                                       3,277,000       3,451,605
7%, 11/1/17(7)                                           384,448         400,860
7.50%, 1/1/33(7)                                         294,898         320,202
8.50%, 7/1/32                                             12,961          14,233
Federal National Mortgage Assn., Gtd. Real
   Estate Mtg. Investment Conduit Pass-Through
   Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                      263,108         278,076
Trust 2006-46, Cl. SW, 22.286%, 6/25/36(3)               229,227         272,937


                        4 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     Principal
                                                       Amount          Value
                                                   -------------   -------------
FHLMC/FNMA/SPONSORED CONTINUED
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 50.503%, 11/25/31(4)         $     772,896   $      75,178
Trust 2001-81, Cl. S, 35.02%, 1/25/32(4)                 164,610          15,677
Trust 2002-47, Cl. NS, 33.367%, 4/25/32(4)               368,399          42,252
Trust 2002-51, Cl. S, 33.686%, 8/25/32(4)                338,277          39,908
Trust 2002-52, Cl. SD, 35.058%, 9/25/32(4)               377,660          41,806
Trust 2002-77, Cl. SH, 40.557%, 12/18/32(4)              220,729          25,099
Trust 2002-84, Cl. SA, 51.959%, 12/25/32(4)              686,493          68,160
Trust 2002-9, Cl. MS, 33.723%, 3/25/32(4)                247,586          28,313
Trust 2003-33, Cl. SP, 42.249%, 5/25/33(4)               777,900          80,004
Trust 2003-4, Cl. S, 47.631%, 2/25/33(4)                 445,376          46,542
Trust 2003-46, Cl. IH, (6.667)%, 6/1/33(4)             2,572,809         245,670
Trust 2003-89, Cl. XS, 51.13%, 11/25/32(4)               370,808          22,624
Trust 2004-54, Cl. DS, 45.463%, 11/25/30(4)              318,711          28,346
Trust 2005-40, Cl. SA, 70.15%, 5/25/35(4)                929,886          76,671
Trust 2005-6, Cl. SE, 82.822%, 2/25/35(4)              1,234,986          94,077
Trust 2005-71, Cl. SA, 72.628%, 8/25/25(4)             1,062,664         113,368
Trust 222, Cl. 2, 14.706%, 6/1/23(4)                     599,402          85,860
Trust 233, Cl. 2, 15.917%, 8/1/23(4)                     496,391          88,512
Trust 240, Cl. 2, 15.489%, 9/1/23(4)                     959,764         126,402
Trust 252, Cl. 2, 17.091%, 11/1/23(4)                    456,110          68,560
Trust 273, Cl. 2, 12.263%, 8/1/26(4)                     126,036          16,528
Trust 319, Cl. 2, 5.079%, 2/1/32(4)                      165,384          21,038
Trust 331, Cl. 9, 21.959%, 2/1/33(4)                     474,395          58,733
Trust 334, Cl. 17, 28.917%, 2/1/33(4)                    272,427          43,403
Trust 334, Cl. 3, 4.407%, 7/1/33(4)                       70,117           8,055
Trust 339, Cl. 12, 9.477%, 7/1/33(4)                     482,272          65,302
Trust 339, Cl. 7, 5.359%, 7/1/33(4)                    1,816,645         211,524
Trust 339, Cl. 8, 6.366%, 8/1/33(4)                       39,692           4,627
Trust 342, Cl. 2, 3.778%, 9/1/33(4)                       15,613           2,020
Trust 343, Cl. 13, 10.72%, 9/1/33(4)                     395,590          51,331
Trust 345, Cl. 9, 8.568%, 1/1/34(4)                      688,071          82,475
Trust 351, Cl. 10, 9.127%, 4/1/34(4)                      67,134           7,524
Trust 351, Cl. 11, 9.585%, 11/1/34(4)                     68,336           7,783
Trust 351, Cl. 8, 9.503%, 4/1/34(4)                      206,261          23,035
Trust 356, Cl. 10, 9.215%, 6/1/35(4)                     175,519          19,304
Trust 356, Cl. 12, 9.365%, 2/1/35(4)                      95,156          10,375
Trust 362, Cl. 12, 10.897%, 8/1/35(4)                  1,141,367         152,923
Trust 362, Cl. 13, 10.881%, 8/1/35(4)                    631,537          84,391
Trust 364, Cl. 16, 12.012%, 9/1/35(4)                    499,670          72,503
Federal National Mortgage Assn., Principal-Only
   Stripped Mtg.-Backed Security, Trust
   1993-184, Cl. M, 5.571%, 9/25/23(5)                   214,459         181,907
                                                                   -------------
                                                                      38,740,656


                        5 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     Principal
                                                       Amount          Value
                                                   -------------   -------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn., 8%, 4/15/23    $     131,090   $     141,323
Government National Mortgage Assn., Interest-Only
   Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 73.439%, 1/16/27(4)              342,071          39,848
Series 2002-15, Cl. SM, 65.247%, 2/16/32(4)              408,093          41,537
Series 2002-76, Cl. SY, 65.112%, 12/16/26(4)             868,256          88,987
Series 2004-11, Cl. SM, 46.742%, 1/17/30(4)              277,936          32,321
                                                                   -------------
                                                                         344,016
NON-AGENCY--9.7%
COMMERCIAL--3.7%
Banc of America Commercial Mortgage, Inc.,
   Commercial Mtg. Pass-Through Certificates,
   Series 2006-1, Cl. AM, 5.421%, 9/1/45               1,800,000         882,229
ChaseFlex Trust 2006-2, Multiclass Mtg.
   Pass-Through Certificates, Series 2006-2,
   Cl. A1B, 0.622%, 9/25/36(3)                            85,109          83,720
Citigroup Commercial Mortgage Trust 2008-C7,
   Commercial Mtg. Pass-Through Certificates,
   Series 2008-C7, Cl. AM, 6.096%, 12/1/49(3)            780,000         356,296
CitiMortgage Alternative Loan Trust 2006-A5,
   Real Estate Mtg. Investment Conduit
   Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.922%, 10/25/36(3)           1,301,667         536,573
Series 2006-A5, Cl. 1A13, 0.972%, 10/25/36(3)            686,205         232,451
Deutsche Alt-A Securities Mortgage Loan Trust,
   Mtg. Pass-Through Certificates, Series
   2006-AB4, Cl. A1A, 6.005%, 10/25/36                   577,956         341,569
First Horizon Alternative Mortgage Securities
   Trust 2004-FA2, Mtg. Pass-Through
   Certificates, Series 2004-FA2, Cl. 3A1, 6%,
   1/25/35                                               345,451         292,293
First Horizon Alternative Mortgage Securities
   Trust 2007-FA2, Mtg. Pass-Through
   Certificates, Series 2007-FA2, Cl.
   1A1, 5.50%, 4/25/37(8)                                391,290         369,491
GE Capital Commercial Mortgage Corp., Commercial
   Mtg. Obligations, Series 2005-C4, Cl. AM,
   5.332%, 11/1/45(3)                                    355,000         171,544
JPMorgan Chase Commercial Mortgage Securities
   Corp., Commercial Mtg. Pass-Through
   Certificates, Series 2005-LDP4,
   Cl. AM, 4.999%, 10/1/42                               450,000         225,430
JPMorgan Chase Commercial Mortgage Securities
   Trust, Commercial Mtg. Pass-Through
   Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49               235,000         188,822
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49(3)             270,000         216,258
LB-UBS Commercial Mortgage Trust 2006-C1,
   Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                  345,000         316,297
Series 2006-C1, Cl. AM, 5.217%, 2/11/31(3)             1,010,000         487,363
LB-UBS Commercial Mortgage Trust 2007-C1,
   Commercial Mtg. Pass-Through Certificates,
   Series 2007-C1, Cl. A4, 5.424%, 2/11/40               900,000         613,976
Mastr Adjustable Rate Mortgages Trust 2004-13,
   Mtg. Pass-Through Certificates,
   Series 2004-13, Cl. 2A2, 4.552%, 4/1/34(3)            351,247         292,167


                        6 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     Principal
                                                       Amount          Value
                                                   -------------   -------------
COMMERCIAL CONTINUED
Mastr Alternative Loan Trust 2004-6, Mtg.
   Pass-Through Certificates, Series 2004-6,
   Cl. 10A1, 6%, 7/25/34                           $     728,704   $     616,456
Merrill Lynch/Countrywide Commercial Mortgage
   Trust 2007-9, Commercial Mtg. Pass-Through
   Certificates, Series 2007-9, Cl. A4, 5.70%,
   9/1/17                                                900,000         578,348
Nomura Asset Securities Corp., Commercial Mtg.
   Pass-Through Certificates, Series 1998-D6,
   Cl. A1B, 6.59%, 3/15/30                                 5,164           5,163
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2007-QS6,
   Cl. A114, 5.75%, 4/25/37                              576,368         239,761
Residential Asset Securitization Trust 2006-A9CB,
   Mtg. Pass-Through Certificates,
   Series 2006-A9CB, Cl. A5, 6%, 9/25/36                 761,762         354,231
WaMu Mortgage Pass-Through Certificates 2007-HY1
   Trust, Mtg. Pass-Through Certificates,
   Series 2007-HY1, Cl. 1A2, 5.695%, 2/25/37(2,3)        336,783          60,621
WaMu Mortgage Pass-Through Certificates 2007-HY3
   Trust, Mtg. Pass-Through Certificates,
   Series 2007-HY3, Cl. 2A2, 5.66%, 3/1/37(3)            838,471         212,280
WaMu Mortgage Pass-Through Certificates 2007-HY5
   Trust, Mtg. Pass-Through Certificates,
   Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37(3)           226,395         129,884
Wells Fargo Mortgage-Backed Securities 2004-U
   Trust, Mtg. Pass-Through Certificates,
   Series 2004-U, Cl. A1, 5.004%, 10/1/34(3)              67,966          49,358
                                                                   -------------
                                                                       7,852,581
MANUFACTURED HOUSING--0.4%
Wells Fargo Mortgage-Backed Securities 2006-AR12
   Trust, Mtg. Pass-Through Certificates,
   Series 2006-AR12, Cl. 2A1, 6.097%, 9/25/36(3)       1,363,294         858,277
                                                                   -------------
                                                                         858,277
MULTIFAMILY--2.5%
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg.
   Pass-Through Certificates, Series 2005-HYB1,
   Cl. 5A1, 4.982%, 3/25/35(3)                         1,151,670         596,169
CWALT Alternative Loan Trust 2005-85CB, Mtg.
   Pass-Through Certificates, Series 2005-85CB,
   Cl. 2A3, 5.50%, 2/25/36                               860,000         628,258
GMAC Mortgage Corp. Loan Trust, Mtg.
   Pass-Through Certificates, Series 2004-J4,
   Cl. A7, 5.50%, 9/25/34                                800,000         643,230
GSR Mortgage Loan Trust 2005-AR7, Mtg.
   Pass-Through Certificates, Series 2005-AR7,
   Cl. 3A1, 5.143%, 11/25/35(3)                        1,861,407       1,241,827
Wells Fargo Mortgage-Backed Securities 2004-AA
   Trust, Mtg. Pass-Through Certificates,
   Series 2004-AA, Cl. 2A, 4.985%, 12/25/34(3)           382,171         267,495
Wells Fargo Mortgage-Backed Securities 2004-S
   Trust, Mtg. Pass-Through Certificates,
   Series 2004-S, Cl. A1, 3.734%, 9/25/34(3)             316,600         260,892
Wells Fargo Mortgage-Backed Securities 2006-AR10
   Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36(3)            804,669         441,363
Series 2006-AR10, Cl. 2A1, 5.627%, 7/25/36(3)          1,565,397         876,135


                        7 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     Principal
                                                       Amount          Value
                                                   -------------   -------------
MULTIFAMILY CONTINUED
Wells Fargo Mortgage-Backed Securities 2006-AR2
   Trust, Mtg. Pass-Through Certificates,
   Series 2006-AR2, Cl. 2A6,
   5.084%, 3/25/36(3)                              $     317,542   $      77,697
Wells Fargo Mortgage-Backed Securities 2006-AR6
   Trust, Mtg. Pass-Through Certificates,
   Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36(3)          400,591         260,336
                                                                   -------------
                                                                       5,293,402
RESIDENTIAL--3.1%
Citigroup Commercial Mortgage Trust 2008-C7,
   Commercial Mtg. Pass-Through Certificates,
   Series 2008-C7, Cl. A4, 6.096%, 12/1/49(3)          1,200,000         893,433
CWALT Alternative Loan Trust 2004-24CB, Mtg.
   Pass-Through Certificates, Series 2004-24CB,
   Cl. 1A1, 6%, 11/1/34                                  629,016         563,752
CWALT Alternative Loan Trust 2004-28CB, Mtg.
   Pass-Through Certificates, Series 2004-28CB,
   Cl. 3A1, 6%, 1/1/35                                   510,243         416,302
CWALT Alternative Loan Trust 2005-18CB, Mtg.
   Pass-Through Certificates, Series 2005-18CB,
   Cl. A8, 5.50%, 5/25/36                              1,170,000         758,689
LB-UBS Commercial Mortgage Trust 2007-C7,
   Commercial Mtg. Pass-Through Certificates,
   Series 2007-C7, Cl. AM, 6.166%, 9/11/45(3)            550,000         250,512
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
   Pass-Through Certificates, Series 2006-AR,
   Cl. 5A3, 5.416%, 6/25/36(3)                           530,000         369,292
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2003-QS1,
   Cl. A2, 5.75%, 1/25/33                                278,919         268,081
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2004-QS10,
   Cl. A3, 1.022%, 7/25/34(3)                            102,979          82,481
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2006-QS13,
   Cl. 1A8, 6%, 9/25/36                                  330,032         295,229
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2006-QS5,
   Cl. 2A2, 6%, 5/1/36                                   121,351         110,523
WaMu Mortgage Pass-Through Certificates 2003-AR9
   Trust, Mtg. Pass-Through Certificates,
   Series 2003-AR9, Cl. 2A, 4.485%, 9/25/33(3)           468,356         386,840
WaMu Mortgage Pass-Through Certificates 2006-AR8
   Trust, Mtg. Pass-Through Certificates,
   Series 2006-AR8, Cl. 2A1, 6.123%, 8/25/36(3)        1,520,097         881,507
WaMu Mortgage Pass-Through Certificates 2007-HY2
   Trust, Mtg. Pass-Through Certificates,
   Series 2007-HY2, Cl. 2A1, 6.617%, 11/1/36(3)           91,937          49,159
Washington Mutual Mortgage Pass-Through
   Certificates, Mtg. Pass-Through Certificates,
   Series 2007-1, Cl. 1A8, 6%, 2/25/37                 1,699,837       1,213,522
Wells Fargo Mortgage-Backed Securities 2004-R
   Trust, Mtg. Pass-Through Certificates,
   Series 2004-R, Cl. 2A1, 4.372%, 9/1/34(3)              85,621          67,559
Wells Fargo Mortgage-Backed Securities 2006-AR5
   Trust, Mtg. Pass-Through Certificates,
   Series 2006-AR5, Cl. 2A2, 5.538%, 4/1/36(2,3)         666,845         120,032
                                                                   -------------
                                                                       6,726,913
                                                                   -------------
Total Mortgage-Backed Obligations (Cost $70,774,096)                  59,815,845


                        8 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                   -------------   -------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--9.6%
ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts.,
   Series B, 10/15/93                              $     400,000   $     298,916
American International Group, Inc., 6.25% Jr.
   Sub. Bonds, 3/15/37                                   560,000          56,000
Axa SA, 6.379% Sub. Perpetual Bonds(9,10)              2,135,000         782,947
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K(10)                1,025,000         411,005
8.125% Perpetual Bonds, Series M(10)                     225,000          92,552
Barclays Bank plc, 6.278% Perpetual Bonds(2, 10)       2,600,000         889,538
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13            310,000         289,694
Capmark Financial Group, Inc.:
1.891% Sr. Unsec. Nts., 5/10/10(3)                       375,000         101,719
5.875% Sr. Unsec. Nts., 5/10/12(3)                       585,000         115,967
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09             485,000         480,150
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec.
   Nts., 7/1/10                                          670,000         556,318
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57(3)                      1,520,000         733,519
8.40% Perpetual Bonds, Series E(10)                      760,000         430,456
Clear Channel Communications, Inc., 6.25%
   Nts., 3/15/11                                         710,000         145,550
Coca-Cola Co. (The), 7.375% Unsec. Debs., 7/29/93        360,000         387,165
Energy Transfer Partners LP, 5.65% Sr. Unsec.
   Unsub. Nts., 8/1/12                                   195,000         185,644
Ford Motor Credit Co., 9.75% Sr. Unsec.
   Nts., 9/15/10                                       2,030,000       1,670,483
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31             859,000         414,356
Goldman Sachs Capital, Inc. (The), 6.345% Sub.
   Bonds, 2/15/34                                      1,850,000       1,095,638
HSBC Finance Capital Trust IX, 5.911% Nts.,
   11/30/35(3)                                         2,530,000         506,936
JPMorgan Chase & Co., 7.90% Perpetual Bonds,
   Series 1(10)                                        1,205,000         775,961
Kaneb Pipe Line Operating Partnership LP, 5.875%
   Sr. Unsec. Nts., 6/1/13                               830,000         727,249
Lehman Brothers Holdings, Inc., 7.50% Sub.
   Nts., 5/11/38(11)                                   2,910,000             291
Lloyds Banking Group plc, 6.413% Perpetual
   Bonds(9, 10)                                        3,100,000         713,645
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34        510,000         185,740
Merrill Lynch & Co., Inc., 7.75% Jr. Sub.
   Bonds, 5/14/38                                      1,335,000         794,628
MetLife Capital Trust X, 9.25% Sec. Bonds,
   4/8/38(3)                                             300,000         168,257
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds,
   12/15/36(3)                                         1,710,000         719,416
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09              925,000         504,125
Monongahela Power Co., 7.36% Unsec. Nts.,
   Series A, 1/15/10                                     680,000         682,329
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09        425,000         427,486
PF Export Receivables Master Trust, 3.748% Sr.
   Nts., Series B, 6/1/13(9)                             232,223         245,786
Popular North America, Inc., 4.70% Nts., 6/30/09         845,000         836,363
Prudential Holdings LLC, 8.695% Bonds, Series C,
   12/18/23(9)                                         1,285,000       1,107,908
Prudential Insurance Co. of America, 8.30% Nts.,
   7/1/25(9)                                           1,110,000         945,423
TEPPCO Partners LP, 6.125% Nts., 2/1/13                  490,000         476,003
Valero Logistics Operations LP, 6.05% Nts.,
   3/15/13                                               210,000         181,432
Washington Mutual Bank NV, Sr. Unsec. Nts.,
   5/1/09(11)                                            970,000         257,050
Westar Energy, Inc., 7.125% Sr. Unsec. Nts.,
   8/1/09                                                685,000         685,647


                        9 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                     Principal
                                                       Amount          Value
                                                   -------------   -------------
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
   6.625% Nts., 12/1/14                            $     565,000   $     429,400
                                                                   -------------
Total Non-Convertible Corporate Bonds and Notes
   (Cost $36,720,654)                                                 20,508,692
CONVERTIBLE CORPORATE BONDS AND NOTES--0.8%
Theravance, Inc., 3% Cv. Sub. Nts., 1/15/15
   (Cost $1,859,842)                                   2,247,000       1,761,086

                                                       Shares
                                                   -------------
INVESTMENT COMPANY--16.2%
Oppenheimer Institutional Money Market Fund, Cl
   E, 0.80%(12,13) (Cost $34,727,873)                 34,727,873      34,727,873

Total Investments, at Value (Cost $304,141,476)            112.4%    240,377,692
Liabilities in Excess of Other Assets                      (12.4)    (26,537,884)
                                                   -------------   -------------
Net Assets                                                 100.0%  $ 213,839,808
                                                   =============   =============

Footnotes to Statement of Investments

1.   Non-income producing security.

2. Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $1,070,193, which represents 0.50% of the Fund's net assets. See accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,380,065 or 1.58% of the Fund's net assets as of March 31, 2009.


                        10 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $310,813 or 0.15% of the Fund's net assets as of March 31, 2009.

6. When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See accompanying Notes.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $721,062. See accompanying Notes.

8. A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,795,709 or 1.78% of the Fund's net assets as of March 31, 2009.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.  Issue is in default. See accompanying Notes.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                  SHARES
                                                     DECEMBER 31,     GROSS         GROSS      MARCH 31,
                                                         2008       ADDITIONS    REDUCTIONS      2009
                                                     ------------   ----------   ----------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E   8,646,429      54,055,107   27,973,663   34,727,873

                                                                                   VALUE        INCOME
                                                                                -----------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E                              $34,727,873     $56,423

13.  Rate shown is the 7-day yield as of March 31, 2009.


                        11 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ----------------
Level 1--Quoted Prices                           $149,497,520      $(53,448)
Level 2--Other Significant Observable Inputs       90,819,551       772,093
Level 3--Significant Unobservable Inputs               60,621            --
                                                 ------------      --------
   Total                                         $240,377,692      $718,645
                                                 ============      ========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                                 UNREALIZED
                                        NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------------   --------   ---------   ----------   -----------   --------------
U.S. Treasury Long Bonds         Buy          63      6/19/09    $ 8,171,297      $ 250,453
U.S. Treasury Nts., 2 yr.       Sell          53      6/30/09     11,548,203        (38,142)
U.S. Treasury Nts., 10 yr.      Sell          19      6/19/09      2,357,484         (1,627)
                                                                                  ---------
                                                                                  $ 210,684
                                                                                  =========


                        12 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

WRITTEN OPTIONS AS OF MARCH 31, 2009 ARE AS FOLLOWS:


                               NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS
DESCRIPTION             TYPE   CONTRACTS    PRICE        DATE      RECEIVED    VALUE
-----------             ----   ---------   --------   ----------   --------   --------
Aetna, Inc.              Put      494       $17.50      7/20/09    $104,769   $(44,460)
Electronic Arts, Inc.    Put      494        12.50      9/21/09      72,618    (37,050)
                                                                   --------   --------
                                                                   $177,387   $(81,510)
                                                                   ========   ========

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                                   PAY/                   UPFRONT
                                                          BUY/SELL    NOTIONAL   RECEIVE                  PAYMENT
SWAP                                                       CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/
REFERENCE ENTITY                COUNTERPARTY             PROTECTION   (000'S)      RATE       DATE        (PAID)       VALUE
-----------------------------   ----------------------   ----------   --------   -------   -----------   ---------   ---------
Capmark Financial Group, Inc.   Goldman Sachs Bank USA      Sell       $  450      0.95%     6/20/12     $   --      $(362,066)
                                                                       ------                            ------      ---------
                                                           Total          450                                --       (362,066)
CDX North America
   Investment Grade
   Index, Series 7              Deutsche Bank AG            Buy         4,587      0.40      12/20/11      (483)       294,780
                                                                       ------                            ------      ---------
                                                           Total        4,587                              (483)       294,780

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Countrywide Home Loans, Inc.    Morgan Stanley Capital
                                Services, Inc.              Sell        1,615      0.42       6/20/09        --         (2,837)
                                                                       ------                            ------      ---------
                                                           Total        1,615                                --         (2,837)
Inco Ltd.:
                                Morgan Stanley Capital
                                Services, Inc.              Buy           545      0.70       3/20/17        --         55,294
                                Morgan Stanley Capital
                                Services, Inc.              Buy           550      0.63       3/20/17        --         58,270
                                                                       ------                            ------      ---------
                                                           Total        1,095                                --        113,564
Merrill Lynch & Co., Inc.:
                                Barclays Bank plc           Sell        1,080      4.15       9/20/09        --         (7,007)
                                Credit Suisse
                                International               Sell          540      4.15       9/20/09        --         (3,503)
                                                                       ------                            ------      ---------
                                                           Total        1,620                                --        (10,510)
Vale Overseas:
                                Morgan Stanley Capital
                                Services, Inc.              Sell         545       1.17       3/20/17        --        (87,813)
                                Morgan Stanley Capital
                                Services, Inc.              Sell         550       1.10       3/20/17        --        (90,843)
                                                                       ------                            ------      ---------
                                                           Total        1,095                                --       (178,656)
                                                                       ------                            ------      ---------
                                                                                      Grand Total Buys     (483)       408,344
                                                                                     Grand Total Sells       --       (554,069)
                                                                                                                     ---------
                                                                            Total Credit Default Swaps    $(483)     $(145,725)
                                                                                                                     =========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                     TOTAL MAXIMUM
                                                  POTENTIAL PAYMENTS                  REFERENCE
                                                  FOR SELLING CREDIT                   ASSET
TYPE OF REFERENCE ASSET ON WHICH                      PROTECTION          AMOUNT       RATING
THE FUND SOLD PROTECTION                            (UNDISCOUNTED)     RECOVERABLE*    RANGE**
--------------------------------                  ------------------   ------------   ---------
Investment Grade Single Name Corporate Debt          $4,330,000            $--         A to BBB+
Non-Investment Grade Single Name Corporate Debt         450,000             --                D
                                                     ----------            ---
Total                                                $4,780,000            $--
                                                     ==========            ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


                        13 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:


                    NOTIONAL
REFERENCE ENTITY/    AMOUNT                                RECEIVED BY   TERMINATION
SWAP COUNTERPARTY    (000'S)   PAID BY THE FUND              THE FUND        DATE       VALUE
-----------------   --------   -------------------------   -----------   -----------   --------
USD BBA LIBOR
Deutsche Bank AG     $4,300    Three-Month USD BBA LIBOR      0.055%       8/10/17     $917,818

Abbreviation/Definition is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF MARCH 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                                            NOTIONAL
                                         SWAP TYPE FROM                      AMOUNT
SWAP COUNTERPARTY                        FUND PERSPECTIVE                    (000'S)      VALUE
--------------------------------------   ------------------------------   -----------   --------
Barclays Bank plc                        Credit Default Sell Protection      $1,080     $ (7,007)
Credit Suisse International              Credit Default Sell Protection         540       (3,503)
Deutsche Bank AG:                        Credit Default Buy Protection        4,587      294,780
                                         Interest Rate                        4,300      917,818
Goldman Sachs Bank USA                   Credit Default Sell Protection         450     (362,066)
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection        1,095      113,564
                                         Credit Default Sell Protection       2,710     (181,493)
                                                                                        --------
                                                                                         (67,929)
                                                                                        --------
                                                                          Total Swaps   $772,093
                                                                                        ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at


                        14 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting


                        15 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $33,683,239
Sold securities              5,348,814


                        16 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $257,341, representing 0.12% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                        17 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


                        18 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,212,598, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,212,598 as of March 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features


                        19 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

     include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $522,014. If a contingent feature would have been triggered as of March 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In


                        20 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

Options contracts are exposed to the market risk factor of the specific underlying financial instrument.

The Fund has written put contracts on common stocks to increase exposure to equity risk.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.


                        21 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Written option activity for the period ended March 31, 2009 was as follows:

                                           PUT
                                         OPTIONS
                                        ---------
                            NUMBER OF   AMOUNT OF
                            CONTRACTS    PREMIUMS
                            ---------   ---------
Options outstanding as of
  December 31, 2008             --       $     --
Options written                988        177,387
                               ---       --------
Options outstanding as of
  March 31, 2009               988       $177,387
                               ===       ========

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.


                        22 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.


                        23 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

The Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset


                        24 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of March 31, 2009, the Fund had no such outstanding total return swap agreements.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $306,066,665
Federal tax cost of other investments     (6,121,977)
                                        ------------
Total federal tax cost                  $299,944,688
                                        ============
Gross unrealized appreciation           $ 14,233,033
Gross unrealized depreciation            (78,843,837)
                                        ------------
Net unrealized depreciation             $(64,610,804)
                                        ============


                        25 | Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                       Shares          Value
                                                     ----------   --------------
COMMON STOCKS--97.3%
CONSUMER DISCRETIONARY--5.9%
DIVERSIFIED CONSUMER SERVICES--0.9%
Apollo Group, Inc., Cl. A(1)                            133,100   $   10,425,723
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE--0.5%
Burger King Holdings, Inc.                              231,970        5,323,712
                                                                  --------------
MEDIA--1.7%
Cablevision Systems Corp. New York Group, Cl. A         658,935        8,526,619
McGraw-Hill Cos., Inc. (The)                            268,400        6,138,308
Walt Disney Co. (The)                                   246,100        4,469,176
                                                                  --------------
                                                                      19,134,103
                                                                  --------------
SPECIALTY RETAIL--0.9%
Staples, Inc.                                           525,010        9,507,931
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS--1.9%
Coach, Inc.(1)                                          598,510        9,995,117
Nike, Inc., Cl. B                                       110,900        5,200,101
Polo Ralph Lauren Corp., Cl. A                          133,200        5,627,700
                                                                  --------------
                                                                      20,822,918
                                                                  --------------
CONSUMER STAPLES--8.6%
BEVERAGES--2.1%
PepsiCo, Inc.                                           446,200       22,970,376
                                                                  --------------
FOOD & STAPLES RETAILING--2.0%
Wal-Mart Stores, Inc.                                   421,700       21,970,570
                                                                  --------------
FOOD PRODUCTS--2.8%
Cadbury plc                                           1,140,170        8,621,540
Nestle SA                                               678,038       22,920,937
                                                                  --------------
                                                                      31,542,477
                                                                  --------------
HOUSEHOLD PRODUCTS--1.0%
Colgate-Palmolive Co.                                   181,800       10,722,564
                                                                  --------------
PERSONAL PRODUCTS--0.1%
Mead Johnson Nutrition Co., Cl. A(1)                     34,260          989,086
                                                                  --------------
TOBACCO--0.6%
Philip Morris International, Inc.                       178,600        6,354,588
                                                                  --------------
ENERGY--8.8%
ENERGY EQUIPMENT & SERVICES--2.7%
Cameron International Corp.(1)                          373,900        8,199,627
Schlumberger Ltd.                                       397,400       16,142,388
Transocean Ltd.(1)                                       91,100        5,360,324
                                                                  --------------
                                                                      29,702,339
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS--6.1%
Apache Corp.                                            108,100        6,928,129
Occidental Petroleum Corp.                              374,800       20,857,620
Range Resources Corp.                                   479,180       19,723,049
XTO Energy, Inc.                                        627,630       19,218,031
                                                                  --------------
                                                                      66,726,829
                                                                  --------------
FINANCIALS--8.1%
CAPITAL MARKETS--4.3%
Charles Schwab Corp. (The)                              607,700        9,419,350
Credit Suisse Group AG                                  319,670        9,695,916


                  1 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                        Shares         Value
                                                     ----------   --------------
CAPITAL MARKETS CONTINUED
Goldman Sachs Group, Inc. (The)                         101,400   $   10,750,428
Julius Baer Holding AG                                  130,984        3,221,956
Northern Trust Corp.                                    144,990        8,673,302
T. Rowe Price Group, Inc.                               179,100        5,168,826
                                                                  --------------
                                                                      46,929,778
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--3.4%
BM&F BOVESPA SA                                       1,889,000        5,740,899
IntercontinentalExchange, Inc.(1)                       240,000       17,872,800
JPMorgan Chase & Co.                                    185,700        4,935,906
MSCI, Inc., Cl. A(1)                                    504,899        8,537,842
                                                                  --------------
                                                                      37,087,447
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.4%
Jones Lang LaSalle, Inc.                                214,610        4,991,829
                                                                  --------------
HEALTH CARE--19.5%
BIOTECHNOLOGY--4.5%
Amgen, Inc.(1)                                          150,100        7,432,952
Celgene Corp.(1)                                        340,420       15,114,648
Gilead Sciences, Inc.(1)                                483,630       22,401,742
Vertex Pharmaceuticals, Inc.(1)                         162,350        4,664,316
                                                                  --------------
                                                                      49,613,658
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
Bard (C.R.), Inc.                                        73,190        5,834,707
Baxter International, Inc.                              505,400       25,886,588
Dentsply International, Inc.                            405,700       10,893,045
Intuitive Surgical, Inc.(1)                              43,800        4,176,768
Stryker Corp.                                           188,100        6,402,924
                                                                  --------------
                                                                      53,194,032
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--2.6%
Express Scripts, Inc.(1)                                378,200       17,461,494
Medco Health Solutions, Inc.(1)                         100,100        4,138,134
Schein (Henry), Inc.(1)                                 183,490        7,341,435
                                                                  --------------
                                                                      28,941,063
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES--3.5%
Covance, Inc.(1)                                        152,727        5,441,663
Illumina, Inc.(1)                                       307,100       11,436,404
Thermo Fisher Scientific, Inc.(1)                       609,880       21,754,420
                                                                  --------------
                                                                      38,632,487
                                                                  --------------
PHARMACEUTICALS--4.0%
Abbott Laboratories                                     194,300        9,268,110
Allergan, Inc.                                          264,930       12,653,057
Novo Nordisk AS, Cl. B                                   67,800        3,247,086
Roche Holding AG                                         84,916       11,652,358
Shire plc                                               598,090        7,295,806
                                                                  --------------
                                                                      44,116,417
                                                                  --------------


                  2 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                        Shares         Value
                                                     ----------   --------------
INDUSTRIALS--6.2%
AEROSPACE & DEFENSE--3.2%
General Dynamics Corp.                                  147,100   $    6,117,889
Goodrich Corp.                                           87,002        3,296,506
Lockheed Martin Corp.                                   290,020       20,020,081
United Technologies Corp.                               137,100        5,892,558
                                                                  --------------
                                                                      35,327,034
                                                                  --------------
CONSTRUCTION & ENGINEERING--0.5%
Quanta Services, Inc.(1)                                281,400        6,036,030
                                                                  --------------
ELECTRICAL EQUIPMENT--1.5%
ABB Ltd.                                              1,200,114       16,752,887
                                                                  --------------
MACHINERY--0.5%
Joy Global, Inc.                                        248,217        5,287,022
                                                                  --------------
ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                       87,700        5,275,155
                                                                  --------------
INFORMATION TECHNOLOGY--31.4%
COMMUNICATIONS EQUIPMENT--8.6%
Cisco Systems, Inc.(1)                                  852,325       14,293,490
F5 Networks, Inc.(1)                                    268,860        5,632,617
Juniper Networks, Inc.(1)                               447,900        6,745,374
QUALCOMM, Inc.                                        1,086,210       42,264,431
Research in Motion Ltd.(1)                              597,600       25,738,632
                                                                  --------------
                                                                      94,674,544
                                                                  --------------
COMPUTERS & PERIPHERALS--4.0%
Apple, Inc.(1)                                          336,400       35,362,368
NetApp, Inc.(1)                                         613,730        9,107,753
                                                                  --------------
                                                                      44,470,121
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
FLIR Systems, Inc.(1)                                   258,878        5,301,821
                                                                  --------------
INTERNET SOFTWARE & SERVICES--4.3%
eBay, Inc.(1)                                           549,300        6,899,208
Google, Inc., Cl. A(1)                                  115,000       40,026,900
                                                                  --------------
                                                                      46,926,108
                                                                  --------------
IT SERVICES--5.1%
Accenture Ltd., Cl. A                                   317,900        8,739,071
MasterCard, Inc., Cl. A                                 123,660       20,710,577
SAIC, Inc.(1)                                           480,300        8,967,201
Visa, Inc., Cl. A                                       314,830       17,504,548
                                                                  --------------
                                                                      55,921,397
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.2%
Applied Materials, Inc.                                 441,800        4,749,350
Broadcom Corp., Cl. A(1)                                769,800       15,380,604
MEMC Electronic Materials, Inc.(1)                      262,500        4,328,625
NVIDIA Corp.(1)                                       1,212,300       11,953,278
Texas Instruments, Inc.                                 599,150        9,891,967
                                                                  --------------
                                                                      46,303,824
                                                                  --------------


                  3 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                        Shares         Value
                                                     ----------   --------------
SOFTWARE--4.7%
Adobe Systems, Inc.(1)                                  455,100   $    9,734,589
CA, Inc.                                                268,600        4,730,046
Microsoft Corp.                                         697,700       12,816,749
Nintendo Co. Ltd.                                        35,600       10,442,723
Oracle Corp.(1)                                         314,600        5,684,822
Salesforce.com, Inc.(1)                                 269,085        8,807,152
                                                                  --------------
                                                                      52,216,081
                                                                  --------------
MATERIALS--6.4%
CHEMICALS--6.4%
Ecolab, Inc.                                            144,700        5,025,431
Monsanto Co.                                            450,600       37,444,860
Potash Corp. of Saskatchewan, Inc.                      106,300        8,590,103
Praxair, Inc.                                           282,032       18,977,933
                                                                  --------------
                                                                      70,038,327
                                                                  --------------
TELECOMMUNICATION SERVICES--2.4%
WIRELESS TELECOMMUNICATION SERVICES--2.4%
Crown Castle International Corp.(1)                     856,300       17,477,083
NII Holdings, Inc.(1)                                   631,970        9,479,547
                                                                      26,956,630
                                                                  --------------
Total Common Stocks (Cost $1,164,777,642)                          1,071,186,908
                                                                  --------------
OTHER SECURITIES--0.0%
Seagate Technology International, Inc. (1, 2, 3)
   (Cost $0)                                            325,000           32,500
                                                                  --------------
INVESTMENT COMPANY--2.4%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.80% (4, 5) (Cost $26,294,119)            26,294,119       26,294,119
Total Investments, at Value (Cost $1,191,071,761)          99.7%   1,097,513,527
Other Assets Net of Liabilities                             0.3        3,786,064
                                                     ----------   --------------
Net Assets                                                100.0%  $1,101,299,591
                                                     ==========   ==============


                  4 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $32,500, which represents less than 0.005% of the Fund's net assets. See accompanying Notes.

(3.) Escrow shares received as the result of issuer reorganization.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES                                  SHARES
                                  DECEMBER 31,      GROSS       GROSS       MARCH 31,
                                      2008        ADDITIONS   REDUCTIONS      2009
                                  ------------   ----------   ----------   ----------
Oppenheimer Institutional Money
   Market Fund, Cl. E              22,383,442    58,401,331   54,490,654   26,294,119

                                     VALUE       INCOME
                                  -----------   -------
Oppenheimer Institutional Money
   Market Fund, Cl. E             $26,294,119   $84,083

(5.) Rate shown is the 7-day yield as of March 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:


                  5 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                           IN SECURITIES     INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $1,070,046,582         $--
Level 2--Other Significant Observable Inputs       27,466,945          --
Level 3--Significant Unobservable Inputs                   --          --
                                               --------------         ---
   Total                                       $1,097,513,527         $--
                                               ==============         ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.


                  6 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                  7 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.


                  8 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

During the period ended March 31, 2009, the Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.


As of March 31, 2009, the Fund had no outstanding forward contracts.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                  9 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Federal tax cost of securities   $1,215,109,163
                                 ==============
Gross unrealized appreciation    $  106,908,268
Gross unrealized depreciation      (224,503,904)
                                 --------------
Net unrealized depreciation      $ (117,595,636)
                                 ==============


                  10 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
ASSET-BACKED SECURITIES--3.8%
Argent Securities Trust 2004-W8, Asset-Backed
   Pass-Through Certificates, Series 2004-W8, Cl. A2,
   1.002%, 5/25/34(1)                                       $     1,538,283   $       851,370
                                                            ---------------   ---------------
Argent Securities Trust 2006-M3, Asset-Backed
   Pass-Through Certificates, Series 2006-M3, Cl. A2B,
   0.622%, 9/25/36(1)                                                30,000            21,091
                                                            ---------------   ---------------
Argent Securities Trust 2006-W5, Asset-Backed
   Pass-Through Certificates, Series 2006-W5, Cl. A2B,
   0.622%, 5/26/36(1)                                                18,010            17,151
                                                            ---------------   ---------------
Centex Home Equity Loan Trust 2006-A, Asset-Backed
   Certificates, Series 2006-A, Cl. AV2, 0.622%,
   5/16/36(1)                                                        17,647            16,825
                                                            ---------------   ---------------
Citibank Credit Card Issuance Trust, Credit Card
   Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15             310,000           177,578
                                                            ---------------   ---------------
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.262%, 2/25/33(1)                            35,747            15,390
Series 2005-11, Cl. AF2, 4.657%, 2/25/36                             83,136            81,699
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(1)                        700,000           566,405
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(1)                        409,568           319,278
                                                            ---------------   ---------------
CWABS, Inc. Asset-Backed Certificates Trust,
   Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
   0.642%, 6/25/47(1)                                                40,000            26,520
                                                            ---------------   ---------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
   Pass-Through Certificates, Series 2006-FF10, Cl. A3,
   0.612%, 7/25/36(1)                                                50,000            42,115
                                                            ---------------   ---------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
   Pass-Through Certificates, Series 2006-FF9, Cl. 2A2,
   0.632%, 7/7/36(1)                                                 30,000            24,667
                                                            ---------------   ---------------
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
   Equity Loan Asset-Backed Nts., Series 2005-3, Cl.
   A1, 0.805%, 1/20/35(1)                                           567,884           391,046
                                                            ---------------   ---------------


                        1 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

HSBC Home Equity Loan Trust 2006-4, Closed-End Home
   Equity Loan Asset-Backed Certificates, Series
   2006-4, Cl. A2V, 0.655%, 3/20/36(1)                               25,000            21,108
                                                            ---------------   ---------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35(1)                            5,553             5,498
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                            229,078           212,183
                                                            ---------------   ---------------
Litigation Settlement Monetized Fee Trust, Asset-Backed
   Certificates, Series 2001-1A, Cl. A1, 8.33%,
   4/25/31(2)                                                     1,248,666         1,223,693
                                                            ---------------   ---------------
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg.
   Pass-Through Certificates, Series 2006-WMC3, Cl. A3,
   0.622%, 8/25/36(1)                                                70,000            21,515
                                                            ---------------   ---------------
NC Finance Trust, CMO Pass-Through Certificates, Series
   1999-I, Cl. ECFD, 2.945%, 1/25/29(1,2)                         3,370,016           429,677
                                                            ---------------   ---------------
Option One Mortgage Loan Trust, Asset-Backed
   Certificates, Series 2006-2, Cl. 2A2, 0.622%,
   7/1/36(1)                                                        947,752           685,784
                                                            ---------------   ---------------
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg.
   Pass-Through Certificates, Series 2005-6, Cl. A3,
   5.68%, 1/25/36(1)                                                657,350           582,840
                                                            ---------------   ---------------
RASC Series 2006-KS7 Trust, Home Equity Mtg.
   Asset-Backed Pass-Through Certificates, Series
   2006-KS7, Cl. A2, 0.622%, 9/25/36(1)                              42,042            37,422
                                                            ---------------   ---------------
Structured Asset Investment Loan Trust, Mtg.
   Pass-Through Certificates, Series 2006-BNC3, Cl. A2,
   0.562%, 9/25/36(1)                                               293,754           270,697

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
Tobacco Settlement Authority, Asset-Backed Securities,
   Series 2001-A, 6.79%, 6/1/10                             $       660,000   $       664,237
                                                            ---------------   ---------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2
   Trust, Home Equity Asset-Backed Certificates, Series
   2006-2, Cl. A2, 0.622%, 7/25/36(1)                                31,528            29,998
                                                                              ---------------
Total Asset-Backed Securities (Cost $11,333,016)                                    6,735,787


                        2 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

MORTGAGE-BACKED OBLIGATIONS--102.6%
GOVERNMENT AGENCY--69.9%
FHLMC/FNMA/SPONSORED--69.0%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34                                              3,779,817         3,914,658
6%, 5/15/18-10/15/29                                              5,942,456         6,264,699
6.50%, 4/15/18-4/1/34                                             1,167,932         1,236,866
7%, 8/15/16-10/1/37                                               1,037,660         1,098,952
7%, 10/1/31(3)                                                      665,498           717,490
8%, 4/1/16                                                          408,075           435,869
9%, 8/1/22-5/1/25                                                   118,043           129,986
10.50%, 11/14/20                                                      4,878             5,588
                                                            ---------------   ---------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
   Investment Conduit Multiclass Pass-Through
   Certificates:
Series 151, Cl. F, 9%, 5/15/21                                       25,104            25,116
Series 1674, Cl. Z, 6.75%, 2/15/24                                   82,537            87,393
Series 2006-11, Cl. PS, 22.653%, 3/25/36(1)                         591,242           714,470
Series 2034, Cl. Z, 6.50%, 2/15/28                                   11,112            11,862
Series 2042, Cl. N, 6.50%, 3/15/28                                   31,296            32,607
Series 2043, Cl. ZP, 6.50%, 4/15/28                                 941,600           993,857
Series 2046, Cl. G, 6.50%, 4/15/28                                   94,811           100,330
Series 2053, Cl. Z, 6.50%, 4/15/28                                   13,518            14,357
Series 2066, Cl. Z, 6.50%, 6/15/28                                1,799,746         1,818,640
Series 2195, Cl. LH, 6.50%, 10/15/29                              1,053,464         1,110,948
Series 2220, Cl. PD, 8%, 3/15/30                                      4,462             4,791
Series 2326, Cl. ZP, 6.50%, 6/15/31                                 344,352           363,217
Series 2435, Cl. EQ, 6%, 5/15/31                                     33,404            34,040
Series 2461, Cl. PZ, 6.50%, 6/15/32                               1,491,622         1,594,021
Series 2470, Cl. LF, 1.556%, 2/15/32(1)                              16,042            16,058
Series 2500, Cl. FD, 1.056%, 3/15/32(1)                             263,806           257,339
Series 2526, Cl. FE, 0.956%, 6/15/29(1)                             423,139           410,301
Series 2538, Cl. F, 1.156%, 12/15/32(1)                           2,515,203         2,478,312
Series 2551, Cl. FD, 0.956%, 1/15/33(1)                             318,337           311,431
Series 2641, Cl. CE, 3.50%, 9/15/25                                  13,520            13,554
Series 2727, Cl. UA, 3.50%, 10/15/22                                  1,250             1,249
Series 2750, Cl. XG, 5%, 2/1/34                                     130,000           136,303
Series 2777, Cl. PJ, 4%, 5/15/24                                      1,923             1,922
Series 2890, Cl. PE, 5%, 11/1/34                                    130,000           136,412
Series 2936, Cl. PE, 5%, 2/1/35                                      69,000            72,565
Series 2939, Cl. PE, 5%, 2/15/35                                    247,000           259,637
Series 3025, Cl. SJ, 22.71%, 8/15/35(1)                             124,359           151,063
Series 3035, Cl. DM, 5.50%, 11/15/25                                 43,816            44,601
Series 3094, Cl. HS, 22.344%, 6/15/34(1)                            348,965           406,637

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
FHLMC/FNMA/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Interest-Only
   Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 11.193%, 6/1/26(4)                      $       447,159   $        59,918


                        3 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Series 183, Cl. IO, 9.407%, 4/1/27(4)                               697,346            93,118
Series 184, Cl. IO, 15.578%, 12/1/26(4)                             759,563           103,367
Series 192, Cl. IO, 8.066%, 2/1/28(4)                               186,851            24,354
Series 200, Cl. IO, 7.846%, 1/1/29(4)                               230,891            29,431
Series 202, Cl. IO, (3.611)%, 4/1/29(4)                           1,570,077           201,952
Series 205, Cl. IO, 8.207%, 9/1/29(4)                                35,602             4,572
Series 206, Cl. IO, (8.938)%, 12/1/29(4)                            428,198            69,949
Series 2074, Cl. S, 43.987%, 7/17/28(4)                               7,054               989
Series 2079, Cl. S, 53.773%, 7/17/28(4)                              11,719             1,666
Series 2130, Cl. SC, 45.776%, 3/15/29(4)                            487,830            46,367
Series 216, Cl. IO, 3.438%, 12/1/31(4)                              304,728            41,154
Series 224, Cl. IO, 0.338%, 3/1/33(4)                               943,911           124,943
Series 243, Cl. 6, 14.681%, 12/15/32(4)                             568,495            67,880
Series 2526, Cl. SE, 38.944%, 6/15/29(4)                             19,110             2,294
Series 2527, Cl. SG, 52.018%, 2/15/32(4)                            565,658            33,922
Series 2531, Cl. ST, 53.085%, 2/15/30(4)                            658,597            40,273
Series 2796, Cl. SD, 61.009%, 7/15/26(4)                            775,999            75,143
Series 2802, Cl. AS, 99.999%, 4/15/33(4)                            806,233            67,323
Series 2819, Cl. S, 49.504%, 6/15/34(4)                             157,699            14,545
Series 2920, Cl. S, 71.939%, 1/15/35(4)                           2,941,451           238,132
Series 3000, Cl. SE, 99.999%, 7/15/25(4)                          3,488,430           326,790
Series 3004, Cl. SB, 99.999%, 7/15/35(4)                            176,905            22,693
Series 3110, Cl. SL, 99.999%, 2/15/26(4)                            498,417            40,220
                                                            ---------------   ---------------
Federal Home Loan Mortgage Corp., Principal-Only
   Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.887%, 6/1/26(5)                               182,179           163,154
Series 192, Cl. PO, 7.622%, 2/1/28(5)                               186,851           151,970
                                                            ---------------   ---------------
Federal National Mortgage Assn.:
4.50%, 4/1/24(6)                                                 11,152,000        11,483,081
5%, 2/25/22-7/25/22                                                  43,949            45,642
5%, 4/1/24-4/1/39(6)                                             21,404,000        22,149,522
5.296%, 10/1/36                                                     472,616           487,958
5.50%, 4/1/24-4/1/39(6)                                          15,165,000        15,757,213
6%, 4/1/24-4/1/39(6)                                              9,129,000         9,545,096
6.50%, 3/25/11-1/1/34                                             2,132,351         2,238,755
6.50%, 8/25/17(3)                                                   342,889           359,633
6.50%, 4/1/39(6)                                                  9,566,000        10,075,696
7%, 11/25/13-7/25/35                                              1,297,700         1,364,439
7.50%, 1/1/33                                                        18,845            20,462
8.50%, 7/1/32                                                        47,524            52,188
                                                            ---------------   ---------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
   Investment Conduit Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19                                34,492            37,481
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                              1,058,697         1,123,148


                        4 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                      $       892,042   $       950,866
Trust 1998-61, Cl. PL, 6%, 11/25/28                                 495,262           523,438
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                              718,581           759,992
Trust 2001-44, Cl. QC, 6%, 9/25/16                                   52,185            55,406
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                               51,642            55,698
Trust 2001-74, Cl. QE, 6%, 12/25/31                               1,478,624         1,562,878
Trust 2002-12, Cl. PG, 6%, 3/25/17                                   25,356            26,939
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                             3,964,000         4,221,811
Trust 2004-101, Cl. BG, 5%, 1/25/20                               1,975,000         2,088,352
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                           1,160,000         1,234,817
Trust 2005-117, Cl. LA, 5.50%, 12/25/27                             111,150           113,464
Trust 2006-110, Cl. PW, 5.50%, 5/25/28                              154,437           158,392
Trust 2006-46, Cl. SW, 22.286%, 6/25/36(1)                          446,737           531,921
Trust 2006-50, Cl. KS, 22.286%, 6/25/36(1)                        1,007,623         1,183,534
                                                            ---------------   ---------------
Federal National Mortgage Assn., Interest-Only Stripped
   Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 53.894%, 11/18/31(4)                          60,020             5,778
Trust 2001-63, Cl. SD, 39.445%, 12/18/31(4)                          17,880             1,674
Trust 2001-65, Cl. S, 50.503%, 11/25/31(4)                        1,505,898           146,475
Trust 2001-68, Cl. SC, 31.138%, 11/25/31(4)                          12,337             1,203
Trust 2001-81, Cl. S, 35.276%, 1/25/32(4)                           372,448            35,470
Trust 2002-28, Cl. SA, 38.35%, 4/25/32(4)                             9,637               983
Trust 2002-38, Cl. SO, 53.072%, 4/25/32(4)                           21,209             2,252
Trust 2002-39, Cl. SD, 37.909%, 3/18/32(4)                           14,024             1,525
Trust 2002-47, Cl. NS, 33.367%, 4/25/32(4)                          958,924           109,980
Trust 2002-48, Cl. S, 34.928%, 7/25/32(4)                            16,029             1,808
Trust 2002-51, Cl. S, 33.686%, 8/25/32(4)                           880,296           103,851
Trust 2002-52, Cl. SD, 34.64%, 9/25/32(4)                           987,026           109,261
Trust 2002-52, Cl. SL, 36.075%, 9/25/32(4)                            9,960             1,089


                        5 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Trust 2002-53, Cl. SK, 35.584%, 4/25/32(4)                           48,863             5,566
Trust 2002-56, Cl. SN, 37.764%, 7/25/32(4)                           21,855             2,404
Trust 2002-60, Cl. SM, 52.856%, 8/25/32(4)                          208,848            19,224
Trust 2002-7, Cl. SK, 53.208%, 1/25/32(4)                            97,570             8,214
Trust 2002-77, Cl. BS, 42.476%, 12/18/32(4)                         124,042            13,212
Trust 2002-77, Cl. IS, 45.844%, 12/18/32(4)                          36,133             4,041
Trust 2002-77, Cl. JS, 41.336%, 12/18/32(4)                         210,559            22,017
Trust 2002-77, Cl. SA, 43.243%, 12/18/32(4)                         199,715            21,286
Trust 2002-77, Cl. SH, 40.594%, 12/18/32(4)                         460,739            52,391
Trust 2002-84, Cl. SA, 51.959%, 12/25/32(4)                       1,340,383           133,083
Trust 2002-9, Cl. MS, 34.044%, 3/25/32(4)                            18,395             2,104
Trust 2002-90, Cl. SN, 55.378%, 8/25/32(4)                          107,442            11,131
Trust 2002-90, Cl. SY, 56.121%, 9/25/32(4)                           67,084             6,923
Trust 2003-26, Cl. DI, 8.104%, 4/25/33(4)                            36,878             4,091
Trust 2003-33, Cl. SP, 42.249%, 5/25/33(4)                        1,429,454           147,013
Trust 2003-4, Cl. S, 47.651%, 2/25/33(4)                            937,910            98,012
Trust 2003-89, Cl. XS, 51.13%, 11/25/32(4)                        1,088,009            66,383
Trust 2004-54, Cl. DS, 45.463%, 11/25/30(4)                         708,652            63,026

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 2005-40, Cl. SA, 70.174%, 5/25/35(4)                  $     1,676,184   $       138,204
Trust 2005-40, Cl. SB, 84.282%, 5/25/35(4)                           75,366             7,993
Trust 2005-6, Cl. SE, 82.982%, 2/25/35(4)                         2,157,317           164,336
Trust 2005-71, Cl. SA, 72.661%, 8/25/25(4)                        2,193,262           233,983
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(4)                       4,277,950           316,964
Trust 2005-87, Cl. SG, 99.999%, 10/25/35(4)                       4,300,387           301,384


                        6 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Trust 221, Cl. 2, 17.133%, 5/1/23(4)                                 12,104             1,833
Trust 222, Cl. 2, 15.435%, 6/1/23(4)                              1,513,665           216,821
Trust 240, Cl. 2, 18.458%, 9/1/23(4)                              1,857,744           244,667
Trust 252, Cl. 2, 17.201%, 11/1/23(4)                             1,193,235           179,361
Trust 273, Cl. 2, 12.37%, 8/1/26(4)                                 340,382            44,637
Trust 294, Cl. 2, 6.284%, 2/1/28(4)                                 133,854            17,127
Trust 301, Cl. 2, (0.725)%, 4/1/29(4)                                16,365             2,065
Trust 303, Cl. IO, (4.046)%, 11/1/29(4)                             199,058            33,109
Trust 319, Cl. 2, 5.16%, 2/1/32(4)                                  333,388            42,410
Trust 321, Cl. 2, 0.432%, 4/1/32(4)                               3,638,432           471,183
Trust 324, Cl. 2, (0.773)%, 7/1/32(4)                                62,171             7,946
Trust 331, Cl. 5, 9.073%, 2/1/33(4)                                  51,453             6,062
Trust 331, Cl. 9, 22.038%, 2/1/33(4)                                836,655           103,583
Trust 334, Cl. 12, 5.098%, 2/1/33(4)                                 89,290            12,411
Trust 334, Cl. 17, 29.042%, 2/1/33(4)                               575,112            91,627
Trust 334, Cl. 3, 4.407%, 7/1/33(4)                                 430,371            49,438
Trust 334, Cl. 5, 4.482%, 5/1/33(4)                                  61,454             7,192
Trust 338, Cl. 2, (6.229)%, 7/1/33(4)                             1,792,316           198,025
Trust 339, Cl. 12, 9.477%, 7/1/33(4)                              1,156,617           156,612
Trust 339, Cl. 7, 6.362%, 7/1/33(4)                               3,056,594           355,900
Trust 339, Cl. 8, 6.366%, 8/1/33(4)                                 240,985            28,090
Trust 342, Cl. 2, 1.429%, 9/1/33(4)                                  18,389             2,379
Trust 343, Cl. 13, 10.72%, 9/1/33(4)                                943,865           122,473
Trust 343, Cl. 18, 11.424%, 5/1/34(4)                               290,021            47,203
Trust 345, Cl. 9, 8.61%, 1/1/34(4)                                1,308,245           156,811
Trust 351, Cl. 10, 9.127%, 4/1/34(4)                                406,533            45,559
Trust 351, Cl. 11, 9.585%, 11/1/34(4)                               209,279            23,836
Trust 351, Cl. 8, 9.503%, 4/1/34(4)                                 627,910            70,124
Trust 355, Cl. 6, 11.161%, 12/1/33(4)                               237,933            27,189
Trust 355, Cl. 7, 8.839%, 11/1/33(4)                                178,836            20,840
Trust 356, Cl. 10, 9.215%, 6/1/35(4)                                554,140            60,945
Trust 356, Cl. 12, 9.365%, 2/1/35(4)                                285,469            31,125
Trust 362, Cl. 12, 10.897%, 8/1/35(4)                             1,687,018           226,031
Trust 362, Cl. 13, 10.881%, 8/1/35(4)                               933,454           124,735
Trust 364, Cl. 15, 13.807%, 9/1/35(4)                                64,659             8,222
Trust 364, Cl. 16, 12.012%, 9/1/35(4)                             1,199,790           174,092
Trust 365, Cl. 16, 17.675%, 3/1/36(4)                             1,881,393           188,175

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
FHLMC/FNMA/SPONSORED CONTINUED
Federal National Mortgage Assn., Principal-Only
   Stripped Mtg.-Backed Security:
Trust 1993-184, Cl. M, 5.555%, 9/25/23(5)                   $       453,770   $       384,894


                        7 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Trust 324, Cl. 1, 7.993%, 7/1/32(5)                                  15,524            14,442
                                                                              ---------------
                                                                                  122,024,590
                                                                              ---------------
GNMA/GUARANTEED--0.9%
Government National Mortgage Assn.:
7%, 5/29/09-3/15/26                                                  45,179            48,369
8.50%, 8/1/17-12/15/17                                              189,269           204,125
                                                            ---------------   ---------------
Government National Mortgage Assn., Gtd. Real Estate
   Mtg. Investment Conduit Pass-Through Certificates:
   Series 1999-32, Cl. ZB, 8%, 9/16/29                              109,847           120,242
Series 2000-7, Cl. Z, 8%, 1/16/30                                    50,102            52,924
                                                            ---------------   ---------------
Government National Mortgage Assn., Interest-Only
   Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 39.275%, 7/16/28(4)                          23,316             3,274
Series 2001-21, Cl. SB, 73.90%, 1/16/27(4)                          882,736           102,830
Series 2002-15, Cl. SM, 65.247%, 2/16/32(4)                         946,086            96,295
Series 2004-11, Cl. SM, 46.752%, 1/17/30(4)                         634,666            73,805
Series 2006-47, Cl. SA, 83.756%, 8/16/36(4)                       8,529,586           902,610
                                                                              ---------------
                                                                                    1,604,474
                                                                              ---------------
NON-AGENCY--32.7%
COMMERCIAL--14.2%
Asset Securitization Corp., Commercial Interest-Only
   Stripped Mtg.-Backed Security, Series 1997-D4, Cl.
   PS1, 1.992%, 4/14/29(4)                                        9,843,470           350,256
                                                            ---------------   ---------------
Banc of America Commercial Mortgage, Inc., Commercial
   Mtg. Pass-Through Certificates, Series 2006-1, Cl.
   AM, 5.421%, 9/1/45                                             4,070,000         1,994,817
                                                            ---------------   ---------------
Capital Lease Funding Securitization LP, Interest-Only
   Corporate-Backed Pass-Through Certificates, Series
   1997-CTL1, (6.509)%, 6/22/24(4)                                8,624,894           238,851
                                                            ---------------   ---------------
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through
   Certificates, Series 2006-2, Cl. A1B, 0.622%,
   9/25/36(1)                                                         6,167             6,067
                                                            ---------------   ---------------
CHL Mortgage Pass-Through Trust 2005-17, Mtg.
   Pass-Through Certificates, Series 2005-17, Cl. 1A8,
   5.50%, 9/1/35                                                     80,000            65,193
                                                            ---------------   ---------------
Citigroup Commercial Mortgage Trust 2008-C7, Commercial
   Mtg. Pass-Through Certificates, Series 2008-C7, Cl.
   AM, 6.096%, 12/1/49(1)                                         1,920,000           877,037
                                                            ---------------   ---------------


                        8 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage
   Trust, Commercial Mtg. Pass-Through Certificates,
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                        1,630,000         1,311,072
                                                            ---------------   ---------------
CitiMortgage Alternative Loan Trust 2006-A5, Real
   Estate Mtg. Investment Conduit Pass-Through
   Certificates:
Series 2006-A5, Cl. 1A1, 0.922%, 10/25/36(1)                      2,702,373         1,113,973
Series 2006-A5, Cl. 1A13, 0.972%, 10/25/36(1)                     1,407,781           476,885
                                                            ---------------   ---------------
CWALT Alternative Loan Trust 2007-8CB, Mtg.                         133,916            92,430
   Pass-Through Certificates, Series 2007-8CB, Cl. A1,
   5.50%, 5/25/37

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
COMMERCIAL CONTINUED
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
   Pass-Through Certificates, Series 2006-AB4, Cl. A1A,
   6.005%, 10/25/36                                         $        44,458   $        26,275
                                                            ---------------   ---------------
First Horizon Alternative Mortgage Securities Trust
   2004-FA2, Mtg. Pass-Through Certificates, Series
   2004-FA2, Cl. 3A1, 6%, 1/25/35                                   713,932           604,073
                                                            ---------------   ---------------
First Horizon Alternative Mortgage Securities Trust
   2007-FA2, Mtg. Pass-Through Certificates, Series
   2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                756,052           713,932
                                                            ---------------   ---------------
First Horizon Mortgage Pass-Through Trust 2007-AR3,
   Mtg. Pass-Through Certificates, Series 2007-AR3, Cl.
   1A1, 6.13%, 11/1/37(1)                                           623,687           336,781
                                                            ---------------   ---------------
GE Capital Commercial Mortgage Corp., Commercial Mtg.
   Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39              39,465            39,309
                                                            ---------------   ---------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                         1,110,000           556,061
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                            3,760,000         1,821,422
                                                            ---------------   ---------------
JPMorgan Chase Commercial Mortgage Securities Trust,
   Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                        3,950,000         3,173,824
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49(1)                        110,000            88,105
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                         1,080,000           913,106
                                                            ---------------   ---------------


                        9 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
   Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                           2,320,000         2,126,984
Series 2006-C1, Cl. AM, 5.217%, 2/11/31(1)                        2,300,000         1,109,838
                                                            ---------------   ---------------
Lehman Brothers Commercial Conduit Mortgage Trust,
   Interest-Only Stripped Mtg.-Backed Security, Series
   1998-C1, Cl. IO, (0.369)%, 2/18/30(4)                          4,686,951           122,688
                                                            ---------------   ---------------
Lehman Structured Securities Corp., Commercial Mtg.
   Pass-Through Certificates, Series 2002-GE1, Cl. A,
   2.514%, 7/26/24(2)                                               239,477           190,520
                                                            ---------------   ---------------
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
   Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34             1,402,359         1,186,343
                                                            ---------------   ---------------
Mastr Asset Securitization Trust 2006-3, Mtg.
   Pass-Through Certificates, Series 2006-3, Cl. 2A1,
   0.972%, 10/25/36(1)                                              141,140            90,051
                                                            ---------------   ---------------
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg.
   Asset-Backed Certificates, Series 2005-A9, Cl. 4A1,
   5.494%, 12/1/35(1)                                             1,910,835         1,236,673
                                                            ---------------   ---------------
Nomura Asset Securities Corp., Commercial Mtg.
   Pass-Through Certificates, Series 1998-D6, Cl. A1B,
   6.59%, 3/15/30                                                       397               397
                                                            ---------------   ---------------
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2007-QS6, Cl.
   A114, 5.75%, 4/25/37                                           1,101,665           458,277
                                                            ---------------   ---------------
Residential Asset Securitization Trust 2006-A9CB, Mtg.
   Pass-Through Certificates, Series 2006-A9CB, Cl. A5,
   6%, 9/25/36                                                    1,502,655           698,757
                                                            ---------------   ---------------
Salomon Brothers Mortgage Securities VII, Inc.,
   Interest-Only Commercial Mtg. Pass-Through
   Certificates, Series 1999-C1,
Cl. X, 4.574%, 5/18/32(4)                                        76,943,966           270,635
                                                            ---------------   ---------------
Structured Asset Securities Corp., Mtg. Pass-Through
   Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32          2,125,339           996,962


                       10 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
COMMERCIAL CONTINUED
Wachovia Bank Commercial Mortgage Trust 2006-C29,
   Commercial Mtg. Pass-Through Certificates, Series
   2006-C29, Cl. A2, 5.275%, 11/15/48                       $       370,000   $       321,967
                                                            ---------------   ---------------
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY1, Cl.
   1A2, 5.695%, 2/25/37(1,2)                                        783,215           140,979
                                                            ---------------   ---------------
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY3, Cl.
   2A2, 5.66%, 3/1/37(1)                                          1,982,554           501,933
                                                            ---------------   ---------------
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY5, Cl.
   2A3, 5.647%, 5/1/37(1)                                         1,148,148           658,696
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2004-U Trust,
   Mtg. Pass-Through Certificates, Series 2004-U, Cl.
   A1, 5.004%, 10/1/34(1)                                           380,226           276,126
                                                                              ---------------
                                                                                   25,187,295
                                                            ---------------   ---------------
MANUFACTURED HOUSING--2.1%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR12,
   Cl. 2A1, 6.097%, 9/25/36(1)                                    2,857,675         1,799,081
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
   2A5, 5.084%, 3/25/36(1)                                        3,417,029         1,965,211
                                                                              ---------------
                                                                                    3,764,292
                                                            ---------------   ---------------
MULTIFAMILY--5.7%
CHL Mortgage Pass-Through Trust 2003-46, Mtg.
   Pass-Through Certificates, Series 2003-46, Cl. 1A2,
   5.145%, 1/19/34(1)                                             1,181,521           922,431
                                                            ---------------   ---------------
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg.
   Pass-Through Certificates, Series 2005-HYB1, Cl.
   5A1, 4.982%, 3/25/35(1)                                        2,351,578         1,217,309
                                                            ---------------   ---------------
CWALT Alternative Loan Trust 2005-85CB, Mtg.
   Pass-Through Certificates, Series 2005-85CB, Cl.
   2A3, 5.50%, 2/25/36                                            1,790,000         1,307,652
                                                            ---------------   ---------------
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through
   Certificates, Series 2004-J4, Cl. A7, 5.50%, 9/25/34           1,660,000         1,334,703
                                                            ---------------   ---------------


                       11 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through
   Certificates, Series 2005-AR7, Cl. 3A1, 5.143%,
   11/25/35(1)                                                    3,831,952         2,556,465
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2004-AA Trust,
   Mtg. Pass-Through Certificates, Series 2004-AA, Cl.
   2A, 4.985%, 12/25/34(1)                                          786,824           550,725
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2004-S Trust,
   Mtg. Pass-Through Certificates, Series 2004-S, Cl.
   A1, 3.734%, 9/25/34(1)                                           645,377           531,818
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR10,
   Cl. 4A1, 5.557%, 7/25/36(1)                                    1,666,814           914,251
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
   2A6, 5.084%, 3/25/36(1)                                          648,890           158,771

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
MULTIFAMILY CONTINUED
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR6, Cl.
   3A1, 5.093%, 3/25/36(1)                                  $       828,810   $       538,626
                                                                              ---------------
                                                                                   10,032,751
                                                            ---------------   ---------------
OTHER--0.0%
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through
   Certificates, Series 2005-S2, Cl. 3A1, 6.726%,
   2/25/32(1)                                                        71,063            54,443
                                                            ---------------   ---------------
Salomon Brothers Mortgage Securities VI, Inc.,
   Interest-Only Stripped Mtg.-Backed Security, Series
   1987-3, Cl. B, 63.591%, 10/23/17(4)                                3,624               381
                                                            ---------------   ---------------
Salomon Brothers Mortgage Securities VI, Inc.,
   Principal-Only Stripped Mtg.-Backed Security,
   Series1987-3, Cl. A, 4.05%, 10/23/17(5)                            5,364             4,346
                                                                              ---------------
                                                                                       59,170
                                                            ---------------   ---------------
RESIDENTIAL--10.7%
CHL Mortgage Pass-Through Trust 2005-J4, Mtg.
   Pass-Through Certificates, Series 2005-J4, Cl. A7,
   5.50%, 11/1/35                                                    40,000            30,549
                                                            ---------------   ---------------
CWALT Alternative Loan Trust 2004-24CB, Mtg.
   Pass-Through Certificates, Series 2004-24CB, Cl.
   1A1, 6%, 11/1/34                                               1,408,138         1,262,036
                                                            ---------------   ---------------
CWALT Alternative Loan Trust 2004-28CB, Mtg.
   Pass-Through Certificates, Series 2004-28CB, Cl.
   3A1, 6%, 1/1/35                                                1,120,466           914,176
                                                            ---------------   ---------------


                       12 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

CWALT Alternative Loan Trust 2005-18CB, Mtg.
   Pass-Through Certificates, Series 2005-18CB, Cl. A8,
   5.50%, 5/25/36                                                 2,420,000         1,569,255
                                                            ---------------   ---------------
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through
   Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32          1,797,968         1,589,832
                                                            ---------------   ---------------
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through
   Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34          1,593,591         1,434,388
                                                            ---------------   ---------------
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through
   Certificates, Series 2006-A2, Cl. 5A3, 5.137%,
   11/1/33(1)                                                     1,375,373           952,273
                                                            ---------------   ---------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series
   2005-10, Cl. 2A3B, 5.55%, 1/25/36                                580,558           442,680
                                                            ---------------   ---------------
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg.
   Pass-Through Certificates, Series 2006-3, Cl. 2A1,
   6.078%, 10/25/36(1)                                               94,641            66,961
                                                            ---------------   ---------------
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
   Pass-Through Certificates, Series 2006-AR, Cl. 5A3,
   5.416%, 6/25/36(1)                                             1,110,000           773,424
                                                            ---------------   ---------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2003-QS1, Cl. A2,
   5.75%, 1/25/33                                                   556,026           534,421
                                                            ---------------   ---------------
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2004-QS10, Cl. A3,
   1.022%, 7/25/34(1)                                             1,299,763         1,041,043
                                                            ---------------   ---------------
RALI Series 2006-QS13 Trust:
   Mtg. Asset-Backed Pass-Through Certificates, Series
   2006-QS13, Cl. 1A5, 6%, 9/25/36                                   96,943            58,437
Mtg. Asset-Backed Pass-Through Certificates, Series
   2006-QS13, Cl. 1A8, 6%, 9/25/36                                   26,118            23,363
                                                            ---------------   ---------------
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2006-QS5, Cl. 2A2,
   6%, 5/1/36                                                       236,213           215,137
                                                            ---------------   ---------------
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2007-QS6, Cl. A28,
   5.75%, 4/25/37                                                    36,479            16,496
                                                            ---------------   ---------------
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through
   Certificates, Series 2007-S1, Cl. 3A1, 5.009%,
   8/1/22(1,2)                                                    3,796,864         2,581,868


                       13 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
RESIDENTIAL CONTINUED
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR8, Cl.
   2A1, 6.123%, 8/25/36(1)                                  $     3,160,202   $     1,832,607
                                                            ---------------   ---------------
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY1, Cl.
   4A1, 5.414%, 2/1/37(1)                                            81,105            44,288
                                                            ---------------   ---------------
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY2, Cl.
   2A1, 6.617%, 11/1/36(1)                                        1,141,103           610,149
                                                            ---------------   ---------------
Washington Mutual Mortgage Pass-Through Certificates,
   Mtg. Pass-Through Certificates, Series 2007-1, Cl.
   1A8, 6%, 2/25/37                                               3,142,811         2,243,668
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
   Mtg. Pass-Through Certificates, Series 2004-R, Cl.
   2A1, 4.372%, 9/1/34(1)                                           428,107           337,795
                                                            ---------------   ---------------
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR5, Cl.
   2A2, 5.538%, 4/1/36(1,2)                                       1,493,989           268,918
                                                                              ---------------
                                                                                   18,843,764
                                                                              ---------------
Total Mortgage-Backed Obligations (Cost $211,289,187)                             181,516,336
                                                            ---------------   ---------------
U.S. GOVERNMENT OBLIGATIONS--0.3%
Resolution Funding Corp. Bonds, Residual Funding
   STRIPS, 5.218%, 1/15/21(7) (Cost $449,842)                       825,000           508,574
                                                            ---------------   ---------------
CORPORATE BONDS AND NOTES--26.3%
CONSUMER DISCRETIONARY--3.9%
AUTOMOBILES--1.9%
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10             4,080,000         3,357,424
                                                            ---------------   ---------------
HOTELS, RESTAURANTS & LEISURE--1.3%
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                       2,215,000         1,207,175
                                                            ---------------   ---------------
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts.,
   3/15/10                                                          350,000           141,750
                                                            ---------------   ---------------
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%
   Nts., 12/1/14(8)                                               1,340,000         1,018,400
                                                                              ---------------
                                                                                    2,367,325
                                                                              ---------------
HOUSEHOLD DURABLES--0.5%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                        910,000           900,900
                                                            ---------------   ---------------


                       14 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

MEDIA--0.2%
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11           1,370,000           280,850
                                                            ---------------   ---------------
ENERGY--2.7%
OIL, GAS & CONSUMABLE FUELS--2.7%
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13                       745,000           696,200
                                                            ---------------   ---------------
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub.
   Nts., 8/1/12                                                     430,000           409,369
                                                            ---------------   ---------------
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
   Unsec. Nts., 6/1/13                                            1,560,000         1,366,878
                                                            ---------------   ---------------
PF Export Receivables Master Trust, 3.748% Sr. Nts.,
   Series B, 6/1/13(9)                                              832,351           880,962
                                                            ---------------   ---------------
TEPPCO Partners LP, 6.125% Nts., 2/1/13                             900,000           874,291
                                                            ---------------   ---------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                 540,000           466,539
                                                                              ---------------
                                                                                    4,694,239

                                                                Principal
                                                                  Amount            Value
                                                             ---------------   ---------------
FINANCIALS--16.9%
CAPITAL MARKETS--1.2%
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
   2/15/34                                                  $     3,595,000   $     2,129,092
                                                            ---------------   ---------------
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts.,
   5/11/38(10)                                                    7,200,000               720
                                                                              ---------------
                                                                                    2,129,812
                                                            ---------------   ---------------
COMMERCIAL BANKS--4.0%
Barclays Bank plc, 6.278% Perpetual Bonds(2,11)                   5,830,000         1,994,618
                                                            ---------------   ---------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(1)           5,920,000         1,186,190
                                                            ---------------   ---------------
Lloyds Banking Group plc, 6.413% Perpetual Bonds(9,11)            6,600,000         1,519,373
                                                            ---------------   ---------------
Popular North America, Inc., 4.70% Nts., 6/30/09                  2,485,000         2,459,601
                                                                              ---------------
                                                                                    7,159,782
                                                            ---------------   ---------------
DIVERSIFIED FINANCIAL SERVICES--6.7%
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K(11)                           3,050,000         1,222,989
8.125% Perpetual Bonds, Series M(11)                                515,000           211,840
                                                            ---------------   ---------------
Capmark Financial Group, Inc.:
1.891% Sr. Unsec. Nts., 5/10/10(1)                                  700,000           189,875
5.875% Sr. Unsec. Nts., 5/10/12(1)                                1,470,000           291,405
                                                            ---------------   ---------------
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts.,
   7/1/10                                                         1,235,000         1,025,453
                                                            ---------------   ---------------
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57(1)                                 4,485,000         2,164,362
8.40% Perpetual Bonds, Series E(11)                               1,730,000           979,855
                                                            ---------------   ---------------


                       15 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31                      1,955,000           943,033
                                                            ---------------   ---------------
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series
   1(11)                                                          3,255,000         2,096,061
                                                            ---------------   ---------------
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38          4,490,000         2,672,569
                                                            ---------------   ---------------
                                                                                   11,797,442
                                                            ---------------   ---------------
INSURANCE--4.6%
American International Group, Inc., 6.25% Jr. Sub.
   Bonds, 3/15/37                                                 1,290,000           129,000
                                                            ---------------   ---------------
Axa SA, 6.379% Sub. Perpetual Bonds(9,11)                         5,205,000         1,908,778
                                                            ---------------   ---------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34                   955,000           347,808
                                                            ---------------   ---------------
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/38(1)                700,000           392,600
                                                            ---------------   ---------------
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36(1)           3,875,000         1,630,255
                                                            ---------------   ---------------
Prudential Holdings LLC, 8.695% Bonds, Series C,
   12/18/23(9)                                                    2,400,000         2,069,244
                                                            ---------------   ---------------
Prudential Insurance Co. of America, 8.30% Nts.,
   7/1/25(9)                                                      2,035,000         1,733,275
                                                            ---------------   ---------------
                                                                                    8,210,960
                                                            ---------------   ---------------
THRIFTS & MORTGAGE FINANCE--0.4%
Washington Mutual Bank NV, Sr. Unsec. Nts., 5/1/09(10)            2,380,000           630,700
                                                            ---------------   ---------------
INFORMATION TECHNOLOGY--0.7%
                                                            ---------------   ---------------
COMPUTERS & PERIPHERALS--0.7%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                 1,285,000         1,292,516
                                                            ---------------   ---------------
UTILITIES--2.1%
                                                            ---------------   ---------------
ELECTRIC UTILITIES--2.1%
Monongahela Power Co., 7.36% Unsec. Nts., Series A,
   1/15/10                                                        1,925,000         1,931,593
                                                            ---------------   ---------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09               1,820,000         1,821,720
                                                            ---------------   ---------------
                                                                                    3,753,313

                                                                                   Value
                                                                              ---------------
Total Corporate Bonds and Notes (Cost $85,009,148)                                  6,575,263

                                                                 Units
                                                            ---------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp.
   9/19/10 (2,12) (Cost $14,872)                                      5,408   $           189


                       16 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                                 Shares
                                                            ---------------
INVESTMENT COMPANY--4.8%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.80%(13,14) (Cost $8,515,713)                                 8,515,713         8,515,713
                                                            ---------------   ---------------
Total Investments, at Value (excluding Investments Purchased with
   Cash Collateral from Securities Loaned) (Cost $316,611,778)                    243,851,862
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.5%(15)
OFI Liquid Assets Fund, LLC, 0.92%(13,14) (Cost
   $785,000)                                                        785,000           785,000
                                                            ---------------   ---------------
Total Investments, at Value (Cost $317,396,778)                       138.3%      244,636,862
                                                            ---------------   ---------------
Liabilities in Excess of Other Assets                                 (38.3)      (67,684,494)
                                                            ---------------   ---------------
Net Assets                                                            100.0%  $   176,952,368

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $6,830,462, which represents 3.86% of the Fund's net assets. See accompanying Notes.

3. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $815,265. See accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,856,792 or 5.57% of the Fund's net assets as of March 31, 2009.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $718,806 or 0.41% of the Fund's net assets as of March 31, 2009.

6. When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See accompanying Notes.

7.   Zero coupon bond reflects effective yield on the date of purchase.

8.   Partial or fully-loaned security. See accompanying Notes.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,111,632 or 4.58% of the Fund's net assets as of March 31, 2009.

10.  Issue is in default. See accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12.  Non-income producing security.


                       17 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES           GROSS        GROSS          SHARES
                                  DECEMBER 31, 2008    ADDITIONS    REDUCTIONS   MARCH 31, 2009
                                  -----------------   ----------   -----------   --------------
OFI Liquid Assets Fund, LLC                   --         800,000        15,000        785,000
Oppenheimer Institutional Money
   Market Fund, Cl. E                 13,605,218      58,824,365    63,913,870      8,515,713

                                                                      VALUE          INCOME
                                                                   -----------     ----------
OFI Liquid Assets Fund, LLC                                        $   785,000     $      523(a)
Oppenheimer Institutional Money
   Market Fund, Cl. E                                                8,515,713         30,458
                                                                   -----------     ----------
                                                                   $ 9,300,713     $   30,981
                                                                   ===========     ==========

a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

14.  Rate shown is the 7-day yield as of March 31, 2009.

15. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                          $  9,300,713      $    96,052


                       18 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Level 2--Other Significant Observable Inputs     235,194,981       (3,026,686)
Level 3--Significant Unobservable Inputs             141,168               --
                                                -----------------------------
   Total                                        $244,636,862      $(2,930,634)
                                                =============================


* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                            UNREALIZED
                                   NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION         BUY   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------------   ---   ---------   ----------   -----------   --------------
U.S. Treasury Long Bonds     Buy       82        6/19/09    $10,635,656      $211,089
U.S. Treasury Nts., 2 yr.    Buy       68        6/30/09     14,816,563        31,982
U.S. Treasury Nts., 10 yr.   Buy       52        6/19/09      6,452,063       (10,433)
                                                                             --------
                                                                             $232,638
                                                                             ========

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                       PAY/                    UPFRONT
                                               BUY/SELL    NOTIONAL   RECEIVE                  PAYMENT
SWAP                                            CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/
REFERENCE ENTITY             COUNTERPARTY     PROTECTION    (000S)     RATE         DATE        (PAID)       VALUE
-----------------------   -----------------   ----------   --------   -------   -----------   ---------   -----------
ABX-HE-AAA 06-2 Index:
                          Deutsche Bank AG          Sell    $   40      0.11%     5/25/46       $   -     $   (27,684)
                          Deutsche Bank AG          Sell        40      0.11      5/25/46           -         (27,684)
                          Morgan Stanley
                          Capital Services,
                          Inc.                      Sell        20      0.11      5/25/46           -         (13,842)
                                                            ------                              -----     -----------


                       19 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                   Total       100                                  -         (69,210)
Capmark Financial         Goldman Sachs Bank        Sell       865      0.95      6/20/12           -        (695,971)
Group, Inc.               USA                               ------                              -----     -----------
                                                   Total       865                                  -        (695,971)
CDX North America         Deutsche Bank AG           Buy     3,514      0.40     12/20/11        (370)        225,789
Investment Grade Index,
Series 7
                                                            ------                              -----     -----------
                                                   Total     3,514                               (370)        225,789
Countrywide Home Loans,   Morgan Stanley            Sell     3,070      0.42      6/20/09           -          (5,392)
Inc.                      Capital Services,
                          Inc.
                                                            ------                              -----     -----------
                                                   Total     3,070                                  -          (5,392)
Inco Ltd.:
                          Morgan Stanley
                          Capital Services,
                          Inc.                       Buy     1,015      0.63      3/20/17           -         107,535
                          Morgan Stanley
                          Capital Services,
                          Inc.                       Buy     1,030      0.70      3/20/17           -         104,501
                                                            ------                              -----     -----------
                                                   Total     2,045                                  -         212,036
Merrill Lynch & Co.,
Inc.:
                          Barclays Bank plc         Sell     2,575      4.15      9/20/09           -         (16,706)
                          Credit Suisse
                          International             Sell     1,285      4.15      9/20/09           -          (8,337)
                                                            ------                              -----     -----------
                                                   Total     3,860                                  -         (25,043)
Vale Overseas:
                          Morgan Stanley
                          Capital Services,
                          Inc.                      Sell     1,015      1.10      3/20/17           -        (167,646)
                          Morgan Stanley
                          Capital Services,
                          Inc.                      Sell     1,030      1.17      3/20/17           -        (165,959)
                                                            ------                              -------  ------------
                                                   Total     2,045                                  -        (333,605)
                                                                                                -------  ------------
                                                                          Grand Total Buys       (370)        437,825
                                                                         Grand Total Sells          -      (1,129,221)
                                                                                                -------  ------------
                                                                Total Credit    Default Swaps   $(370)    $  (691,396)
                                                                                                =====    =============

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                    TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON WHICH                  PAYMENTS FOR SELLING CREDIT      AMOUNT      REFERENCE ASSET
THE FUND SOLD PROTECTION                           PROTECTION (UNDISCOUNTED)    RECOVERABLE*    RATING RANGE**
-----------------------------------------------   ---------------------------   ------------   ---------------
Investment Grade Asset-Backed Indexes                      $  100,000                $--                AAA
Investment Grade Single Name Corporate Debt                 8,975,000                 --          A to BBB+
Non-Investment Grade Single Name Corporate Debt               865,000                 --                  D
                                                           ----------                ---
Total                                                      $9,940,000                $--
                                                           ==========                ===


                       20 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                        NOTIONAL
REFERENCE ENTITY/                        AMOUNT       PAID BY      RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                        (000'S)      THE FUND        THE FUND         DATE         VALUE
-------------------------------------   --------   -------------   -------------   -----------   -----------
USD BBA LIBOR:
                                                                     Three-Month
Credit Suisse International             $    690       4.353%      USD BBA LIBOR     10/21/16    $   (92,305)
                                                                     Three-Month
Credit Suisse International                2,740       2.225       USD BBA LIBOR     11/20/10        (51,051)
                                                                     Three-Month
Goldman Sachs Group, Inc. (The)           20,000       4.488       USD BBA LIBOR     10/17/16     (2,880,555)
                                                                     Three-Month
Goldman Sachs Group, Inc. (The)           60,000       2.820       USD BBA LIBOR     10/29/10     (1,645,099)
                                                                     Three-Month
Goldman Sachs Group, Inc. (The)            1,810       4.358       USD BBA LIBOR     10/21/16       (242,800)
                                                                     Three-Month
Goldman Sachs Group, Inc. (The)           13,640       2.233       USD BBA LIBOR     11/20/10       (256,167)
                                                                     Three-Month
Goldman Sachs International               12,000       4.275       USD BBA LIBOR       9/5/16     (1,324,047)
                                                                     Three-Month
UBS AG                                     3,620       2.230       USD BBA LIBOR     11/20/10        (67,806)
                                        --------                                                 -----------
Total where Fund pays a fixed rate       114,500                                                  (6,559,830)
                                        --------                                                 -----------
Credit Suisse International                4,580    Three-Month        5.428%          8/7/17        942,143
                                                   USD BBA LIBOR


                       21 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                                    Three-Month
Deutsche Bank AG                           3,870   USD BBA LIBOR       5.445           8/8/17       801,202
                                                    Three-Month
Goldman Sachs Group, Inc. (The)           25,000   USD BBA LIBOR       2.823          12/4/16       391,825
                                                    Three-Month
Goldman Sachs Group, Inc. (The)           10,000   USD BBA LIBOR       4.543         10/21/28     2,089,370
                                        --------                                                 -----------
Total where Fund pays a variable rate     43,450                                                  4,224,540
                                        --------                                                 -----------
Reference Entity Total                  $157,950                                                 (2,335,290)
                                                                                                 -----------
                                                                                Total Interest
                                                                                    Rate Swaps  $(2,335,290)
                                                                                                 ===========

Abbreviation/Definition are as follows:

BBA LIBOR British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF MARCH 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                        NOTIONAL
                                     SWAP TYPE FROM       AMOUNT
SWAP COUNTERPARTY                   FUND PERSPECTIVE     (000'S)      VALUE
-------------------------------   -------------------   --------   -----------
Barclays Bank plc                 Credit Default Sell   $  2,575   $   (16,706)
                                       Protection
Credit Suisse International:
                                  Credit Default Sell
                                       Protection          1,285        (8,337)
                                     Interest Rate         8,010       798,787
                                                                   -----------
                                                                       790,450
Deutsche Bank AG:
                                   Credit Default Buy
                                       Protection          3,514       225,789
                                  Credit Default Sell
                                       Protection             80      (55,368)
                                     Interest Rate         3,870       801,202
                                                                   -----------
                                                                       971,623
                                  Credit Default Sell
Goldman Sachs Bank USA                 Protection            865      (695,971)
Goldman Sachs Group, Inc. (The)      Interest Rate       130,450    (2,543,426)
Goldman Sachs International          Interest Rate        12,000    (1,324,047)
Morgan Stanley Capital
Services, Inc.:


                       22 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

                                   Credit Default Buy
                                       Protection          2,045       212,036
                                  Credit Default Sell
                                       Protection          5,135      (352,839)
                                                                   -----------
                                                                      (140,803)
UBS AG                               Interest Rate         3,620       (67,806)
                                                                   -----------
                                                Total Swaps        $(3,026,686)
                                                                   ===========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the


                       23 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the


                       24 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:


                                         WHEN-ISSUED OR
                                        DELAYED DELIVERY
                                       BASIS TRANSACTIONS
                                       ------------------
Purchased securities                       $80,939,099
Sold securities                             12,614,577

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.


                       25 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $631,420, representing 0.36% of the Fund's net assets, were in default.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make


                       26 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and


                       27 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

COUNTERPARTY CREDIT RISK

Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,969,134, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,762,072 as of March 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV.

     The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.


     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $4,788,760. If a contingent feature would have been triggered as of March 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.


                       28 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative


                       29 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The


                       30 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain


                       31 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of March 31, 2009, the Fund had no outstanding total return swap agreements.


                       32 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, (2009) / Unaudited

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $777,083. Collateral of $785,000 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $317,411,291
Federal tax cost of other investments           31,672,013
                                              ------------
Total federal tax cost                        $349,083,304
                                              ============
Gross unrealized appreciation                 $  9,475,955
Gross unrealized depreciation                  (85,044,802)
                                              ------------
Net unrealized depreciation                   $(75,568,847)
                                              ============


                       33 | Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                Shares          Value
                                                                             -----------   --------------
COMMON STOCKS--96.8%
CONSUMER DISCRETIONARY--15.9%
AUTOMOBILES--1.5%
Bayerische Motoren Werke (BMW) AG                                                452,872   $   13,056,615
Toyota Motor Corp.                                                               482,100       15,462,291
                                                                                           --------------
                                                                                               28,518,906

HOTELS, RESTAURANTS & LEISURE--3.5%
Aristocrat Leisure Ltd.                                                          486,264        1,153,005
Carnival Corp.                                                                 1,236,626       26,711,122
International Game Technology                                                    437,800        4,036,516
McDonald's Corp.                                                                 596,200       32,534,634
Shuffle Master, Inc.(1)                                                          610,200        1,751,274
                                                                                           --------------
                                                                                               66,186,551

HOUSEHOLD DURABLES--1.6%
Sony Corp.                                                                     1,446,000       29,649,192
                                                                                           --------------

MEDIA--3.2%
Dish TV India Ltd.(1)                                                          2,654,022        1,269,338
Grupo Televisa SA, Sponsored GDR                                               1,737,696       23,702,173
Sirius XM Radio, Inc.(1)                                                      13,465,610        4,712,964
Walt Disney Co. (The)                                                          1,364,600       24,781,136
Wire & Wireless India Ltd.(1)                                                  2,410,450          589,762
Zee Entertainment Enterprises Ltd.                                             3,163,110        6,610,529
                                                                                           --------------
                                                                                               61,665,902

SPECIALTY RETAIL--2.7%
Hennes & Mauritz AB, Cl. B                                                       121,500        4,567,669
Industria de Diseno Textil SA                                                    699,500       27,276,662
Tiffany & Co.                                                                    912,000       19,662,720
                                                                                           --------------
                                                                                               51,507,051

TEXTILES, APPAREL & LUXURY GOODS--3.4%
Bulgari SpA                                                                    1,932,918        8,500,350
Burberry Group plc                                                             1,571,688        6,299,944
LVMH Moet Hennessey Louis Vuitton                                                583,820       36,681,212
Tod's SpA                                                                        292,997       12,484,108
                                                                                           --------------
                                                                                               63,965,614

CONSUMER STAPLES--9.6%
BEVERAGES--2.3%
Diageo plc                                                                       994,565       11,223,712
Fomento Economico Mexicano SA de CV, UBD                                       8,011,600       20,338,661
Grupo Modelo SA de CV, Series C                                                3,736,500       11,316,333
                                                                                           --------------
                                                                                               42,878,706

FOOD & STAPLES RETAILING--3.7%
Seven & I Holdings Co. Ltd.                                                      429,553        9,483,971
Tesco plc                                                                      4,822,925       23,071,759
Wal-Mart Stores, Inc.                                                            709,100       36,944,110
                                                                                           --------------
                                                                                               69,499,840

FOOD PRODUCTS--1.1%
Cadbury plc                                                                    2,179,281       16,478,909
                                                                                           --------------


                    1 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                Shares          Value
                                                                             -----------   --------------
FOOD PRODUCTS CONTINUED
Unilever plc                                                                     284,670   $    5,383,463
                                                                                           --------------
                                                                                               21,862,372

HOUSEHOLD PRODUCTS--2.5%
Colgate-Palmolive Co.                                                            401,600       23,686,368
Reckitt Benckiser Group plc                                                      625,738       23,514,332
                                                                                           --------------
                                                                                               47,200,700

ENERGY--5.1%
ENERGY EQUIPMENT & SERVICES--2.3%
Technip SA                                                                       599,180       21,116,977
Transocean Ltd.(1)                                                               385,072       22,657,636
                                                                                           --------------
                                                                                               43,774,613

OIL, GAS & CONSUMABLE FUELS--2.8%
BP plc, ADR                                                                      379,869       15,232,747
Husky Energy, Inc.                                                               865,630       18,365,801
Total SA                                                                         377,280       18,759,488
                                                                                           --------------
                                                                                               52,358,036

FINANCIALS--11.0%
CAPITAL MARKETS--2.9%
3i Group plc                                                                   1,118,490        4,349,166
Credit Suisse Group AG                                                         1,111,208       33,704,068
State Street Corp.                                                                63,500        1,954,530
UBS AG(1)                                                                      1,533,747       14,570,305
                                                                                           --------------
                                                                                               54,578,069

COMMERCIAL BANKS--2.7%
HSBC Holdings plc                                                              3,788,573       21,163,957
Societe Generale, Cl. A                                                          263,640       10,333,054
Sumitomo Mitsui Financial Group, Inc.                                            542,200       19,126,446
                                                                                           --------------
                                                                                               50,623,457

CONSUMER FINANCE--0.7%
SLM Corp.(1)                                                                   2,889,650       14,303,768
                                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--1.1%
Investor AB, B Shares(2)                                                       1,588,654       20,149,546
                                                                                           --------------
INSURANCE--3.4%
AFLAC, Inc.                                                                      623,800       12,076,768
Allianz SE                                                                       307,444       25,974,682
Prudential plc                                                                 2,899,667       13,972,410
Sony Financial Holdings, Inc.                                                      1,542        4,129,117
XL Capital Ltd., Cl. A                                                         1,533,200        8,371,272
                                                                                           --------------
                                                                                               64,524,249

THRIFTS & MORTGAGE FINANCE--0.2%
Housing Development Finance Corp. Ltd.                                           109,400        3,071,924
                                                                                           --------------
HEALTH CARE--7.7%
BIOTECHNOLOGY--1.5%
Basilea Pharmaceutica AG(1)                                                       30,816        1,922,108
InterMune, Inc.(1)                                                               324,300        5,331,492
NicOx SA(1)                                                                      234,290        2,726,800


                    2 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                Shares          Value
                                                                             -----------   --------------
BIOTECHNOLOGY CONTINUED
Regeneron Pharmaceuticals, Inc.(1)                                               200,802   $    2,783,116
Seattle Genetics, Inc.(1)                                                        758,728        7,481,058
Theravance, Inc.(1)                                                              509,600        8,663,200
                                                                                           --------------
                                                                                               28,907,774

HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Zimmer Holdings, Inc.(1)                                                          67,900        2,478,350
                                                                                           --------------
HEALTH CARE PROVIDERS & SERVICES--1.8%
Aetna, Inc.                                                                      929,400       22,612,302
WellPoint, Inc.(1)                                                               304,435       11,559,397
                                                                                           --------------
                                                                                               34,171,699

PHARMACEUTICALS--4.2%
Roche Holding AG                                                                 391,463       53,717,404
Sanofi-Aventis SA                                                                354,375       19,886,771
Schering-Plough Corp.                                                             80,700        1,900,485
Shionogi & Co. Ltd.                                                              255,000        4,384,080
                                                                                           --------------
                                                                                               79,888,740

INDUSTRIALS--12.7%
AEROSPACE & DEFENSE--3.6%
Boeing Co.                                                                       247,100        8,791,818
Embraer-Empresa Brasileira de Aeronautica SA, ADR                                889,383       11,802,112
European Aeronautic Defense & Space Co.                                        1,443,000       16,794,452
Lockheed Martin Corp.                                                            188,000       12,977,640
Raytheon Co.                                                                     444,100       17,293,254
                                                                                           --------------
                                                                                               67,659,276

AIR FREIGHT & LOGISTICS--0.8%
TNT NV                                                                           921,100       15,762,244
                                                                                           --------------
BUILDING PRODUCTS--1.3%
Assa Abloy AB, Cl. B                                                           2,644,385       24,772,811
                                                                                           --------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Secom Co. Ltd.                                                                   398,700       14,758,669
                                                                                           --------------
ELECTRICAL EQUIPMENT--1.1%
Emerson Electric Co.                                                             484,800       13,855,584
Mitsubishi Electric Corp.                                                      1,677,000        7,633,026
                                                                                           --------------
                                                                                               21,488,610

INDUSTRIAL CONGLOMERATES--4.6%
3M Co.                                                                           505,300       25,123,516
Koninklijke (Royal) Philips Electronics NV(2)                                  1,231,900       18,134,710
Siemens AG                                                                       763,559       43,865,560
                                                                                           --------------
                                                                                               87,123,786

MACHINERY--0.5%
Fanuc Ltd.                                                                       129,000        8,841,056
                                                                                           --------------
INFORMATION TECHNOLOGY--30.8%
COMMUNICATIONS EQUIPMENT--8.3%
Corning, Inc.                                                                  1,843,100       24,457,937
Juniper Networks, Inc.(1)                                                      2,357,000       35,496,420
Tandberg ASA                                                                     668,650        9,860,304


                    3 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                Shares          Value
                                                                             -----------   --------------
COMMUNICATIONS EQUIPMENT CONTINUED
Telefonaktiebolaget LM Ericsson, B Shares                                     10,731,980   $   87,210,274
                                                                                           --------------
                                                                                              157,024,935

ELECTRONIC EQUIPMENT & INSTRUMENTS--4.2%
Hoya Corp.                                                                     1,033,800       20,463,963
Keyence Corp.                                                                     96,074       18,066,605
Kyocera Corp.                                                                    160,900       10,762,267
Murata Manufacturing Co. Ltd.                                                    586,600       22,679,157
Nidec Corp.                                                                      170,300        7,724,487
                                                                                           --------------
                                                                                               79,696,479

INTERNET SOFTWARE & SERVICES--1.5%
eBay, Inc.(1)                                                                  2,264,900       28,447,144
                                                                                           --------------
IT SERVICES--3.3%
Automatic Data Processing, Inc.                                                  870,800       30,617,328
Infosys Technologies Ltd.                                                      1,215,826       31,726,265
                                                                                           --------------
                                                                                               62,343,593

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.0%
Altera Corp.                                                                   1,330,400       23,348,520
Linear Technology Corp.                                                          378,496        8,697,838
Maxim Integrated Products, Inc.                                                1,346,865       17,792,087
MediaTek, Inc.                                                                 2,445,238       23,151,521
Taiwan Semiconductor Manufacturing Co. Ltd.                                   14,071,942       21,427,442
                                                                                           --------------
                                                                                               94,417,408

SOFTWARE--8.5%
Adobe Systems, Inc.(1)                                                         1,321,063       28,257,538
Intuit, Inc.(1)                                                                1,531,700       41,355,900
Microsoft Corp.                                                                1,982,700       36,422,199
Nintendo Co. Ltd.                                                                 61,100       17,922,764
SAP AG                                                                         1,024,696       36,594,827
                                                                                           --------------
                                                                                              160,553,228

TELECOMMUNICATION SERVICES--3.0%
WIRELESS TELECOMMUNICATION SERVICES--3.0%
KDDI Corp.                                                                         5,685       26,826,346
Turkcell Iletisim Hizmetleri AS, ADR                                             844,300       10,376,447
Vodafone Group plc                                                            11,016,952       19,246,565
                                                                                           --------------
                                                                                               56,449,358

UTILITIES--1.0%
ELECTRIC UTILITIES--1.0%
Fortum Oyj                                                                       947,700       18,068,338
                                                                                           --------------
Total Common Stocks (Cost $2,379,783,618)                                                   1,829,171,994

PREFERRED STOCKS--1.4%
Bayerische Motoren Werke AG, Preference                                          483,072        8,388,472
Companhia de Bebidas das Americas, Sponsored ADR, Preference                     376,115       17,959,491
                                                                                           --------------
Total Preferred Stocks (Cost $21,677,916)                                                      26,347,963


                    4 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                              Principal
                                                                                Amount          Value
                                                                             -----------   --------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Theravance, Inc., 3% Cv. Sub. Nts., 1/15/15 (Cost $2,882,000)                $ 2,882,000   $    2,258,768

                                                                                Shares
                                                                             -----------
INVESTMENT COMPANY--1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.80%(3, 4)
   (Cost $30,046,719)                                                         30,046,719       30,046,719

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--2.0%(5)
OFI Liquid Assets Fund, LLC, 0.92%(3, 4)
   (Cost $38,608,544)                                                         38,608,544       38,608,544
Total Investments, at Value (Cost $2,472,998,797)                                  101.9%   1,926,433,988
Liabilities in Excess of Other Assets                                               (1.9)     (36,455,549)
                                                                             -----------   --------------
Net Assets                                                                         100.0%  $1,889,978,439

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Partial or fully-loaned security. See accompanying Notes.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES           GROSS         GROSS          SHARES
                                  DECEMBER 31, 2008    ADDITIONS     REDUCTIONS   MARCH 31, 2009
                                  -----------------   -----------   -----------   --------------
OFI LIQUID ASSETS FUND, LLC                   --      152,810,475   114,201,931     38,608,544
OPPENHEIMER INSTITUTIONAL MONEY
   MARKET FUND, CL. E                 24,247,807      102,546,482    96,747,570     30,046,719

                                     VALUE       INCOME
                                  -----------   --------
OFI LIQUID ASSETS FUND, LLC       $38,608,544   $238,984(a)
OPPENHEIMER INSTITUTIONAL MONEY
   MARKET FUND, CL. E              30,046,719     67,889
                                  -----------   --------
                                  $68,655,263   $306,873
                                  ===========   ========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(4.) Rate shown is the 7-day yield as of March 31, 2009.

(5.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:


                    5 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                           IN SECURITIES    INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $1,392,969,996      $    --
Level 2--Other Significant Observable Inputs      533,463,992       11,440
Level 3--Significant Unobservable Inputs                   --           --
                                               --------------      -------
   Total                                       $1,926,433,988      $11,440
                                               ==============      =======

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD. FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                             CONTRACT
      CONTRACT        BUY/    AMOUNT            EXPIRATION                  UNREALIZED     UNREALIZED
     DESCRIPTION      SELL    (000S)               DATE          VALUE     APPRECIATION   DEPRECIATION
-------------------   ----   --------         -------------   ----------   ------------   ------------
British Pound
   Sterling (GBP)     Buy         408   GBP   4/1/09          $  584,827      $ 1,933        $   --
Euro (EUR)            Sell        314   EUR   4/1/09             416,960           --         2,951
Euro (EUR)            Buy         189   EUR   4/1/09             250,931        1,776            --
Japanese Yen (JPY)    Sell    109,551   JPY   4/1/09-4/2/09    1,106,744       10,682            --
                                                                              -------        ------
Total unrealized
   appreciation and
   depreciation                                                               $14,391        $2,951
                                                                              =======        ======

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings        Value       Percent
-------------------   --------------   -------
United States         $  712,471,700     37.0%
Japan                    237,913,437     12.4
United Kingdom           159,936,964      8.3
Sweden                   136,700,300      7.1
Germany                  127,880,156      6.6
France                   126,298,754      6.6
Switzerland              103,913,885      5.4
Mexico                    55,357,167      2.9


                    6 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Taiwan                    44,578,963      2.3
India                     43,267,818      2.2
The Netherlands           33,896,954      1.8
Brazil                    29,761,603      1.5
Spain                     27,276,662      1.4
Italy                     20,984,458      1.1
Canada                    18,365,801      1.0
Finland                   18,068,338      0.9
Turkey                    10,376,447      0.5
Norway                     9,860,304      0.5
Cayman Islands             8,371,272      0.4
Australia                  1,153,005      0.1
                      --------------    -----
Total                 $1,926,433,988    100.0%
                      ==============    =====

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose


                    7 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.


                    8 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is


                    9 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

During the period ended March 31, 2009, the Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair


                   10 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $36,021,360. Collateral of $38,608,544 was received for the loans, of which all was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,509,725,919
Federal tax cost of other investments          667,738
                                        --------------
Total federal tax cost                  $2,510,393,657
                                        ==============
Gross unrealized appreciation           $  152,809,511
Gross unrealized depreciation             (736,021,802)
                                        --------------
Net unrealized depreciation             $ (583,212,291)
                                        ==============


                   11 | Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
ASSET-BACKED SECURITIES--0.3%
Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations, Series
   2005-R10, Cl. A2B, 0.742%, 12/25/35(1)                                          $       242,293       $     192,121
Mastr Asset-Backed Securities Trust 2005-WF1, Mtg. Pass-Through
   Certificates, Series 2005-WF1, Cl. A2C, 0.762%, 6/25/35(1)                              112,660             100,651
                                                                                                         -------------
Total Asset-Backed Securities (Cost $351,988)                                                                  292,772
MORTGAGE-BACKED OBLIGATIONS--8.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
   Certificates, Series 2008-1, Cl. AJ, 6.208%, 1/1/18(1)                                1,290,000             311,803
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg.
   Pass-Through Certificates, Series 2007-CD4, Cl. AJ, 5.398%, 12/1/49                   1,110,000             238,328
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment                   311,268             128,311
   Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.922%, 10/25/36(1)
Series 2006-A5, Cl. 1A13, 0.972%, 10/25/36(1)                                              162,708              55,117
CWALT Alternative Loan Trust 2005-18CB, Mtg. Pass-Through Certificates,
   Series 2005-18CB, Cl. A8, 5.50%, 5/25/36                                                280,000             181,567
CWALT Alternative Loan Trust 2005-85CB, . Pass-Through Certificates,
   Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36                                               210,000             153,412
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series
   2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                        246,544             218,004
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
   Security:
Series 2520, Cl. SE, 57.199%, 5/15/22(2)                                                   262,340              21,446
Series 2527, Cl. SG, 52.018%, 2/15/32(2)                                                   244,288              14,650
Series 2531, Cl. ST, 53.085%, 2/15/30(2)                                                   283,214              17,318
Series 2574, Cl. IN, (13.882)%, 12/15/22(2)                                              1,382,535             123,338
Federal National Mortgage Assn., 5.50%, 11/1/33                                             88,185              91,926


                       1 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
   Trust 2002-7, Cl. SK, 53.208%, 1/25/32(2)                                               265,097              22,317
Trust 2002-77, Cl. BS, 42.476%, 12/18/32(2, 3)                                             413,473              44,041
Trust 2002-90, Cl. SN, 55.378%, 8/25/32(2)                                                 357,717              37,059
Trust 2002-90, Cl. SY, 56.121%, 9/25/32(2, 3)                                              183,363              18,923
Trust 2003-14, Cl. OI, 7.975%, 3/25/33(2)                                                  266,960              29,752
Trust 2003-23, Cl. ES, 78.514%, 10/25/22(2)                                                565,210              46,717
Trust 2003-52, Cl. NS, 67.354%, 6/25/23(2)                                                 615,888              55,082
Trust 2003-89, Cl. XS, 51.13%, 11/25/32(2)                                                 468,469              28,583
Trust 2005-86, Cl. AI, 0.185%, 10/1/35(2)                                                  265,287              36,912
Trust 331, Cl. 18, 4.199%, 2/1/33(2)                                                       751,959              83,705
Trust 334, Cl. 3, 4.407%, 7/1/33(2)                                                        268,377              30,829
Trust 334, Cl. 4, 4.547%, 7/1/33(2)                                                        422,019              48,472
Trust 339, Cl. 12, 9.477%, 7/1/33(2)                                                       119,002              16,114
Trust 339, Cl. 17, 14.994%, 8/1/33(2)                                                    1,181,736             181,590
Trust 339, Cl. 8, 6.366%, 8/1/33(2)                                                        150,261              17,515
Trust 342, Cl. 2, (1.847)%, 9/1/33(2, 3)                                                    79,812              10,326

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
Trust 343, Cl. 13, 10.72%, 9/1/33(2)                                               $        97,163       $      12,608
Trust 343, Cl. 18, 11.424%, 5/1/34(2, 3)                                                   280,020              45,575
Trust 343, Cl. 20, 13.575%, 10/1/33(2)                                                   1,105,861             169,094
Trust 351, Cl. 10, 9.127%, 4/1/34(2)                                                       253,617              28,422
Trust 355, Cl. 6, 11.161%, 12/1/33(2)                                                      226,037              25,829
Trust 355, Cl. 7, 8.839%, 11/1/33(2)                                                       174,677              20,355
Trust 364, Cl. 16, 12.012%, 9/1/35(2)                                                      124,918              18,126
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg.
   Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35                         82,908              70,150
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates, Series
   2004-J4, Cl. A7, 5.50%, 9/25/34                                                         190,000             152,767
GSR Mortgage Loan Trust 2005-4F, Mtg. Pass-Through Certificates, Series
   2005-4F, Cl. 6A1, 6.50%, 2/25/35                                                        200,285             188,478


                       2 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series
   2005-AR7, Cl. 3A1, 5.143%, 11/25/35(1)                                                1,267,212             845,413
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
   Pass-Through Certificates:
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47                                                   430,000             100,399
Series 2008-C2, Cl. AJ, 6.579%, 2/1/51(1)                                                2,170,000             392,673
LB-UBS Commercial Mortgage Trust 2003-C5, Commercial Mtg. Pass-Through
   Certificates, Series 2003-C5, Cl. A2, 3.478%, 7/15/27                                     3,090               3,085
Mastr Asset Securitization Trust 2006-3, Mtg. Pass-Through Certificates,
   Series 2006-3, Cl. 2A1, 0.972%, 10/25/36(1)                                           3,849,266           2,455,934
Merrill Lynch Mortgage Investors Trust 2007-3, Mtg. Pass-Through
   Certificates, Series 2007-3, Cl. 1A1, 5.807%, 9/1/37(1)                                 138,636             114,020
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through
   Certificates, Series 2006-C1, Cl. AJ, 5.657%, 5/1/39(1)                                 890,000             248,899
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates,
   Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36(1)                                             130,000              90,581
WaMu Mortgage Pass-Through Certificates 2006-AR14 Trust, Mtg. Pass-Through
   Certificates:
Series 2006-AR14, Cl. 1A7, 5.609%, 11/1/36(1)                                            1,607,662             363,963
Series 2006-AR14, Cl. 2A4, 5.748%, 11/1/36(1, 4)                                           436,796             100,461
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through
   Certificates, Series 2006-AR8, Cl. 2A1, 6.123%, 8/25/36(1)                              364,468             211,355
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through
   Certificates:
Series 2007-HY1, Cl. 1A2, 5.695%, 2/25/37(1, 4)                                             78,322              14,098
Series 2007-HY1, Cl. 2A4, 5.845%, 2/1/37(1)                                                717,576             288,983


                       3 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through
   Certificates, Series 2007-HY2, Cl. 1A2, 5.588%, 12/1/36(1, 4)                         1,721,425             425,940
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through
   Certificates, Series 2007-HY3, Cl. 2A2, 5.66%, 3/1/37(1)                                203,741              51,582

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through          $       145,540       $      83,497
   Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37(1)
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through
   Certificates, Series 2004-R, Cl. 2A1, 4.372%, 9/1/34(1)                                  64,216              50,669
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through
   Certificates, Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36(1)                             193,983             106,400
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through                  327,715             206,317
   Certificates, Series 2006-AR12, Cl. 2A1, 6.097%, 9/25/36(1)
                                                                                                         -------------
Total Mortgage-Backed Obligations (Cost $18,441,857)                                                         9,148,830
CORPORATE BONDS AND NOTES--63.9%
CONSUMER DISCRETIONARY--23.3%
AUTO COMPONENTS--1.2%
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11                                                                       370,000             305,250
9% Sr. Unsec. Nts., 7/1/15                                                                 255,000             197,625
Lear Corp., 8.75% Sr. Unsec. Nts., Series B, 12/1/16                                     4,090,000             858,900
                                                                                                         -------------
                                                                                                             1,361,775
AUTOMOBILES--2.7%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14                                   2,040,000           1,509,600
Ford Motor Co.:                                                                            435,000             128,325
6.50% Sr. Unsec. Unsub. Nts., 8/1/18
7.45% Bonds, 7/16/31                                                                     1,935,000             624,038
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10                                      490,000             403,220
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33                                   2,475,000             309,375
                                                                                                         -------------
                                                                                                             2,974,558
DIVERSIFIED CONSUMER SERVICES--0.2%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15                                 285,000             252,225


                       4 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

HOTELS, RESTAURANTS & LEISURE--5.6%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(5)                                              1,015,000             421,225
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13(5, 6, 7)                              1,350,000              74,250
Harrah's Operating Co., Inc., 10.75% Sr. Unsec. Nts., 2/1/16                             2,055,000             400,725
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14                             1,480,000             880,600
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15(5)                            1,770,000             309,750
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                    1,515,000             166,650
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                                                       810,000             352,350
8% Sr. Sub. Nts., 4/1/12                                                                 1,825,000             547,500
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10                            1,445,000             585,225
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12                          885,000             778,800
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14(5)                                     445,000             371,575
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14(6)                             3,660,000             201,300
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15(6)                              715,000              60,775

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14              $     1,450,000       $   1,102,000
                                                                                                         -------------
                                                                                                             6,252,725
HOUSEHOLD DURABLES--2.4%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                                               970,000             960,300
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17                                           650,000             526,500
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                                                        285,000              75,525
8.875% Sr. Sub. Nts., 4/1/12                                                               825,000             292,875
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                                   560,000             546,000
William Lyon Homes, Inc.:
7.50% Sr. Unsec. Nts., 2/15/14                                                             220,000              38,500
10.75% Sr. Nts., 4/1/13                                                                  1,510,000             264,250
                                                                                                         -------------
                                                                                                             2,703,950
LEISURE EQUIPMENT & PRODUCTS--0.4%
Leslie's Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13(4)                                  575,000             485,875


                       5 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

MEDIA--8.2%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12                        485,000             181,875
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14                                   245,000             202,125
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(4)                                                                1,735                 868
14% Sr. Sub. Nts., 11/1/13(4)                                                              496,507             248,254
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15(6)                             1,455,000             163,688
Cinemark, Inc., 0%/9.75% Sr. Unsec. Nts., 3/15/14(8)                                       540,000             511,650
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11                        690,000             688,275
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11                                      1,010,000             977,175
Idearc, Inc., 8% Sr. Unsec. Nts., 11/15/16(6)                                            3,045,000              95,156
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13                                      915,000             792,619
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                                       1,160,000             609,000
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14(1)                                        580,000             408,900
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(4)                                                          1,460,000              40,150
6.875% Sr. Unsec. Sub. Nts., 10/1/13(4)                                                  2,510,000              69,025
NTL Cable plc, 9.125% Sr. Nts., 8/15/16                                                    675,000             631,125
R.H. Donnelley Corp.:
6.875% Sr. Nts., 1/15/13                                                                 1,780,000             106,800
6.875% Sr. Nts., Series A-2, 1/15/13                                                     1,960,000             117,600
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11                             430,000             137,600
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12(5)                                   275,000             276,375
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12                         1,640,000             897,900
Videotron Ltee:
9.125% Sr. Nts., 4/15/18(5)                                                                625,000             638,281
9.125% Sr. Nts., 4/15/18(5)                                                                 35,000              35,744
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14                                   425,000             403,750
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14(4)                                455,000             315,088
WMG Holdings Corp., 0%/9.50% Sr. Nts., 12/15/14(8)                                       1,425,000             520,125
                                                                                                         -------------
                                                                                                             9,069,148


                       6 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
SPECIALTY RETAIL--1.9%
Claire's Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17                         $     3,220,000       $     853,300
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12                                                475,000             482,125
Sally Holdings LLC:
9.25% Sr. Unsec. Nts., 11/15/14                                                            450,000             428,625
10.50% Sr. Unsec. Sub. Nts., 11/15/16                                                      330,000             290,400
                                                                                                         -------------
                                                                                                             2,054,450
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15                                  895,000             774,175
CONSUMER STAPLES--4.7%
BEVERAGES--0.2%
Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12(4)                               245,000             246,225
FOOD & STAPLES RETAILING--1.8%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                           1,160,000             954,100
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                         1,010,000           1,077,193
Real Time Data Co., 11% Nts., 5/31/09(4, 6, 7, 9)                                          476,601                  --
                                                                                                         -------------
                                                                                                             2,031,293
FOOD PRODUCTS--2.2%
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16                                          570,000             544,350
Dole Food Co., Inc., 8.875% Sr. Unsec. Nts., 3/15/11                                       176,000             150,920
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub.
   Nts., 4/1/17                                                                          2,015,000           1,420,575
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11                                                360,000             279,000
                                                                                                         -------------
                                                                                                             2,394,845
PERSONAL PRODUCTS--0.5%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14                                 730,000             521,950
ENERGY--5.9%
ENERGY EQUIPMENT & SERVICES--1.2%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16(5)                    1,395,000             830,025
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14                                 815,000             517,525
                                                                                                         -------------
                                                                                                             1,347,550
OIL, GAS & CONSUMABLE FUELS--4.7%
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18(5)                                   1,010,000             742,350


                       7 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15                               555,000             319,125
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16                                          470,000             260,850
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15                                     895,000             783,125
Enterprise Products Operating LLP, 8.375% Jr. Sub. Nts., 8/1/66(1)                       2,415,000           1,619,992
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33                           625,000             566,902
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13                                        235,000             205,625
Quicksilver Resources, Inc.:                                                               965,000             463,200
7.125% Sr. Sub. Nts., 4/1/16
8.25% Sr. Unsec. Nts., 8/1/15                                                              335,000             217,750
                                                                                                         -------------
                                                                                                             5,178,919
FINANCIALS--4.4%
CAPITAL MARKETS--1.0%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14                              1,085,000             613,025

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
CAPITAL MARKETS CONTINUED
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                      $       559,000       $     331,060
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38(6, 10)                          5,341,000                 534
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                                       650,000             195,000
                                                                                                         -------------
                                                                                                             1,139,619
COMMERCIAL BANKS--1.3%
Barclays Bank plc, 6.278% Perpetual Bonds(4, 10)                                         1,630,000             557,672
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(1)                                  3,600,000             721,332
Lloyds Banking Group plc, 6.413% Perpetual Bonds(5)                                        900,000             207,187
                                                                                                         -------------
                                                                                                             1,486,191
CONSUMER FINANCE--0.8%
SLM Corp., 4.50% Nts., Series A, 7/26/10                                                 1,195,000             896,561
DIVERSIFIED FINANCIAL SERVICES--1.0%
AAC Group Holding Corp., 0%/10.25% Sr. Unsec. Nts., 10/1/12(8)                             200,000             114,000
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31                                             1,925,000             928,562
                                                                                                         -------------
                                                                                                             1,042,562
INSURANCE--0.3%
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23(5)                               210,000             181,059


                       8 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Prudential Insurance Co. of America, 8.30% Nts., 7/1/25(5)                                 160,000             136,277
                                                                                                         -------------
                                                                                                               317,336
HEALTH CARE--6.0%
HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15(1)                                         1,320,000             534,600
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15(9)                          500,000             447,500
                                                                                                         -------------
                                                                                                               982,100
HEALTH CARE PROVIDERS & SERVICES--4.6%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15(9)                       1,470,000             360,150
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15                            540,000             513,000
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13                                              610,000             594,750
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub. Nts., 6/15/11                     265,000             269,638
HCA, Inc., 6.375% Nts., 1/15/15                                                          1,145,000             755,700
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16                                         535,000             526,975
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15(4)                               915,000             597,038
US Oncology Holdings, Inc., 6.904% Sr. Unsec. Nts., 3/15/12(1, 9)                          704,979             426,512
US Oncology, Inc., 9% Sr. Unsec. Nts., 8/15/12                                             405,000             394,875
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15(8)                          785,000             655,475
                                                                                                         -------------
                                                                                                             5,094,113
PHARMACEUTICALS--0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14                       740,000             553,150
INDUSTRIALS--5.1%
AEROSPACE & DEFENSE--1.5%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                                     235,000             224,425

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
AEROSPACE & DEFENSE CONTINUED
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                                  $       305,000       $     255,056
Bombardier, Inc., 6.30% Sr. Unsec. Unsub. Nts., 5/1/14(5)                                  250,000             177,500
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15                                  1,060,000             988,450
                                                                                                         -------------
                                                                                                             1,645,431


                       9 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

BUILDING PRODUCTS--0.1%
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14                                         890,000              93,450
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14                1,095,000           1,038,579
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(4, 6, 7)                   200,000                  --
Iron Mountain, Inc., 8.625% Sr. Unsec. Sub. Nts., 4/1/13                                   475,000             477,375
                                                                                                         --------------
                                                                                                             1,515,954
ELECTRICAL EQUIPMENT--0.1%
Baldor Electric Co., 8.625% Sr. Nts., 2/15/17                                              110,000              87,725
ROAD & RAIL--1.3%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14                       2,560,000             652,800
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16                                         1,940,000             853,600
                                                                                                         --------------
                                                                                                             1,506,400
TRADING COMPANIES & DISTRIBUTORS--0.7%
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14                                          1,490,000             759,900
INFORMATION TECHNOLOGY--0.2%
COMMUNICATIONS EQUIPMENT--0.0%
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts., 1/15/07(4, 6, 7)                    1,150,000                  12
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
RBS Global & Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16                            420,000             258,300
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09(4, 6, 7)                            844,866 EUR              --
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(4, 6, 7)                      240,208                  --
                                                                                                         -------------
                                                                                                                    --
MATERIALS--4.9%
CHEMICALS--0.7%
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16              2,645,000             509,163
Nalco Co., 7.75% Sr. Unsec. Nts., 11/15/11                                                 365,000             361,350
                                                                                                         -------------
                                                                                                               870,513
CONSTRUCTION MATERIALS--0.1%
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14(8)                                 1,200,000              78,000
CONTAINERS & PACKAGING--2.0%
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15                                             810,000             818,100


                      10 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Graham Packaging Co., Inc., 9.875% Sr. Unsec. Sub. Nts., 10/15/14                          950,000             617,500
Graphic Packaging International Corp., 8.50% Sr. Nts., 8/15/11                             890,000             774,300
                                                                                                         -------------
                                                                                                             2,209,900

                                                                                         Principal
                                                                                           Amount           Value
                                                                                   -------------------   -------------
METALS & MINING--1.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17                      $     1,400,000       $   1,310,847
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12                               610,000             478,850
                                                                                                         -------------
                                                                                                             1,789,697
PAPER & FOREST PRODUCTS--0.5%
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12                                                 1,555,000             548,138
TELECOMMUNICATION SERVICES--6.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.5%
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13                                     1,365,000           1,243,856
FairPoint Communications, Inc., 13.125% Sr. Nts., 4/1/18                                 1,505,000             293,475
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12                                          1,225,000           1,215,813
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(4,6,7)                                            400,000                  --
Windstream Corp.:                                                                          670,000             663,300
8.125% Sr. Unsec. Unsub. Nts., 8/1/13
8.625% Sr. Unsec. Unsub. Nts., 8/1/16                                                      435,000             429,563
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(4,6,7)                            1,000,000                  --
                                                                                                         -------------
                                                                                                             3,846,007
WIRELESS TELECOMMUNICATION SERVICES--2.8%
American Tower Corp., 7.50% Sr. Nts., 5/1/12                                               480,000             484,800
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15                           1,590,000             850,650
Sprint Capital Corp., 8.75% Nts., 3/15/32                                                2,725,000           1,839,375
                                                                                                         -------------
                                                                                                             3,174,825
UTILITIES--3.1%
ELECTRIC UTILITIES--1.6%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                                         920,000             676,200
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17                             885,000             575,250
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series                990,000             499,950
A, 11/1/15
                                                                                                         -------------
                                                                                                             1,751,400


                      11 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

ENERGY TRADERS--1.5%
AES Corp. (The), 8.75% Sr. Sec. Nts., 5/15/13(5)                                           265,000             262,350
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13                                 430,000             391,300
NRG Energy, Inc.:                                                                          440,000             410,300
7.375% Sr. Nts., 1/15/17
7.375% Sr. Nts., 2/1/16                                                                    565,000             526,863
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14                               110,000              89,645
                                                                                                         -------------
                                                                                                             1,680,458
                                                                                                         -------------
Total Corporate Bonds and Notes (Cost $128,628,798)                                                         70,977,405

                                                                                        Shares
                                                                                   ---------------
PREFERRED STOCKS--0.2%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(4, 7, 9)                                13,764                  --
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(4, 7)               8,000                  --
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(4, 7, 9)                                      342                  --

                                                                                          Shares             Value
                                                                                   -------------------   -------------
Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A(4)                              375       $     230,156
                                                                                                         -------------
Total Preferred Stocks (Cost $1,421,967)                                                                       230,156

COMMON STOCKS--0.0%
American Media, Inc.(4, 7)                                                                   9,424               9,424
Global Aero Logistics, Inc.(4, 7)                                                            4,647               4,647
                                                                                                         -------------
Total Common Stocks (Cost $260,031)                                                                             14,071

                                                                                          Units
                                                                                   -------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11 (4, 7)
   (Cost $4,339)                                                                               570                   6

                                                                                           Shares
                                                                                   -------------------
INVESTMENT COMPANY--29.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.80%(11,12)
   (Cost $32,754,503)                                                                   32,754,503          32,754,503


                      12 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Total Investments, at Value (Cost $181,863,483)                                              102.1%        113,417,743
Liabilities in Excess of Other Assets                                                         (2.1)         (2,344,937)
                                                                                   ---------------       -------------
Net Assets                                                                                   100.0%      $ 111,072,806
                                                                                   ===============       =============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR   Euro

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,204,698 or 1.08% of the Fund's net assets as of March 31, 2009.

(3.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $118,865. See accompanying Notes.

(4.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $3,344,939, which represents 3.01% of the Fund's net assets. See accompanying Notes.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,663,948 or 4.20% of the Fund's net assets as of March 31, 2009.

(6.) Issue is in default. See accompanying Notes.

(7.) Non-income producing security.

(8.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(9.) Interest or dividend is paid-in-kind, when applicable.

(10.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                   SHARES
                                                     DECEMBER 31,      GROSS        GROSS       MARCH 31,
                                                         2008        ADDITIONS   REDUCTIONS       2009
                                                     ------------   ----------   -----------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E    76,839,590    83,437,766   127,522,853   32,754,503

                                                        VALUE       INCOME
                                                     -----------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $32,754,503   $205,360


                      13 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS  March 31, 2009  / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $ 32,754,503      $      1,027
Level 2--Other Significant Observable Inputs     80,644,489        (3,171,572)
Level 3--Significant Unobservable Inputs             18,751                --
                                               ------------      ------------
   Total                                       $113,417,743      $ (3,170,545)
                                               ============      ============

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                               UNREALIZED
                                       NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION        BUY/SELL   CONTRACTS      DATE         VALUE     (DEPRECIATION)
--------------------        --------   ---------   ----------   ----------   --------------
U.S. Treasury Long Bonds     Buy            8        6/19/09    $1,037,625     $  4,444
U.S. Treasury Nts., 2 yr     Sell          45        6/30/09     9,805,078      (38,899)


                      14 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2009  / Unaudited


U.S. Treasury Nts., 10 yr    Buy           29        6/19/09     3,598,266       43,928
                                                                               --------
                                                                               $  9,473
                                                                               ========

                      15 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                               PAY/
                                                        BUY/SELL   NOTIONAL  RECEIVE
SWAP                                                     CREDIT     AMOUNT    FIXED   TERMINATION
REFERENCE ENTITY                COUNTERPARTY           PROTECTION   (000'S)    RATE       DATE        VALUE
----------------                ------------           ----------  --------  -------  -----------  -----------
Capmark Financial Group, Inc.:
                                Citibank NA, New York  Sell         $1,485    9.700%    12/20/12   $(1,194,817)
                                Citibank NA, New York  Sell          1,840    7.125     12/20/12    (1,480,447)
                                                                    ------                         -----------
                                                       Total         3,325                          (2,675,264)
                                                                                                   -----------
                                                                             Grand Total Buys               --
                                                                             Grand Total Sells      (2,675,264)
                                                                                                   -----------
                                                                             Total Credit Default
                                                                                Swaps              $(2,675,264)
                                                                                                   ===========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                         TOTAL MAXIMUM
                                    POTENTIAL PAYMENTS FOR
TYPE OF REFERENCE ASSET ON WHICH  SELLING CREDIT PROTECTION                       REFERENCE ASSET RATING
THE FUND SOLD PROTECTION                (UNDISCOUNTED)       AMOUNT RECOVERABLE*         RANGE**
--------------------------------  -------------------------  -------------------  ----------------------
Non-Investment Grade Single Name
   Corporate Debt                          $3,325,000                $--                   D

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                             NOTIONAL
REFERENCE ENTITY/             AMOUNT    PAID BY                             TERMINATION
SWAP COUNTERPARTY             (000'S)  THE FUND  RECEIVED BY THE FUND           DATE       VALUE
-----------------            --------  --------  --------------------       -----------  ---------
USD BBA LIBOR
Credit Suisse International   $3,710    4.353%   Three-Month USD BBA LIBOR    10/21/16   $(496,308)
                                                                                         ---------
                                                 Total Interest Rate Swap                $(496,308)
                                                                                         =========


                      16 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Abbreviation/Definition is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF MARCH 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                             NOTIONAL
                             SWAP TYPE FROM                   AMOUNT
SWAP COUNTERPARTY            FUND PERSPECTIVE                 (000'S)     VALUE
-----------------            ----------------                --------  -----------
Citibank NA, New York        Credit Default Sell Protection   $3,325   $(2,675,264)
Credit Suisse International  Interest Rate                     3,710      (496,308)
                                                                       -----------
                                                             Total
                                                                Swaps  $(3,171,572)
                                                                       ===========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing


                      17 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                      18 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $595,715, representing 0.54% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an


                      19 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK


                      20 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, all of the Fund's derivative positions are in an unrealized depreciation position and therefore not currently subject to loss if the counterparties to its derivative transactions failed to perform. If the Fund's derivative positions were in an unrealized appreciation position, the Fund would be subject to counterparty credit risk. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment



                      21 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

     or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $3,171,572. If a contingent feature would have been triggered as of March 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.


                      22 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, the Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at


                      23 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the


                      24 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

underlying reference asset and the notional amount is recorded as realized gain
(loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.


                      25 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of March 31, 2009, the Fund had no outstanding total return swap agreements.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $182,640,476
Federal tax cost of other investments     (5,178,661)
                                        ------------
Total federal tax cost                  $177,461,815
                                        ============
Gross unrealized appreciation           $    489,321
Gross unrealized depreciation            (72,874,153)
                                        ------------
Net unrealized depreciation             $(72,384,832)
                                        ============


                      26 | Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMON STOCKS--98.9%
CONSUMER DISCRETIONARY--8.7%
AUTO COMPONENTS--0.4%
Autoliv, Inc.                                           49,900   $       926,643
BorgWarner, Inc.(1)                                     42,700           866,810
Exide Technologies(2)                                    5,300            15,900
Federal-Mogul Corp.(2)                                     500             3,340
Gentex Corp.                                            52,900           526,884
Goodyear Tire & Rubber Co. (The)(1, 2)                  53,673           335,993
Johnson Controls, Inc.                                 132,500         1,590,000
Lear Corp.(2)                                            3,700             2,775
TRW Automotive Holdings Corp.(2)                        95,500           307,510
WABCO Holdings, Inc.                                    59,900           737,369
                                                                 ---------------
                                                                       5,313,224
                                                                 ---------------
AUTOMOBILES--0.1%
Thor Industries, Inc.                                   43,700           682,594
                                                                 ---------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Brink's Home Security Holdings, Inc.(2)                 11,200           253,120
Career Education Corp.(1, 2)                            41,531           995,083
Corinthian Colleges, Inc.(1, 2)                         21,530           418,759
Hillenbrand, Inc.                                          410             6,564
Regis Corp.                                             14,000           202,300
Service Corp. International                             67,200           234,528
                                                                 ---------------
                                                                       2,110,354
                                                                 ---------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Ameristar Casinos, Inc.(1)                               8,800           110,704
Bally Technologies, Inc.(2)                              8,000           147,360
Bob Evans Farms, Inc.                                   23,900           535,838
Boyd Gaming Corp.(1)                                    90,600           337,938
Brinker International, Inc.(1)                          69,500         1,049,450
Carnival Corp.                                          91,600         1,978,560
CEC Entertainment, Inc.(2)                              31,300           810,044
Chipotle Mexican Grill, Inc., Cl. B(2)                     619            35,475
International Game Technology                           11,400           105,108
International Speedway Corp., Cl. A                      7,400           163,244
Interval Leisure Group, Inc.(2)                         14,240            75,472
Jack in the Box, Inc.(2)                                 9,900           230,571
Life Time Fitness, Inc.(2)                              15,900           199,704
McDonald's Corp.                                        65,049         3,549,724
Papa John's International, Inc.(1, 2)                    6,000           137,220
Royal Caribbean Cruises Ltd.(1)                         37,900           303,579
Sonic Corp.(2)                                          20,100           201,402
Speedway Motorsports, Inc.                              12,700           150,114
Vail Resorts, Inc.(1, 2)                                20,200           412,686
WMS Industries, Inc.(1, 2)                              35,900           750,669


                       1 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Wyndham Worldwide Corp.                                105,300   $       442,260
                                                                 ---------------
                                                                      11,727,122
                                                                 ---------------
HOUSEHOLD DURABLES--0.4%
American Greetings Corp., Cl. A(1)                      35,677           180,526
Centex Corp.                                            44,000           330,000
Harman International Industries, Inc.                   52,100           704,913
Jarden Corp.(2)                                          8,500           107,695
KB Home(1)                                              20,400           268,872
Lennar Corp., Cl. A(1)                                  66,500           499,415
Meritage Homes Corp.(1, 2)                              10,600           121,052
Ryland Group, Inc. (The)(1)                             27,900           464,814
Snap-On, Inc.(1)                                        24,900           624,990
Stanley Works (The)                                     24,364           709,480
Tempur-Pedic International, Inc.(1)                     46,500           339,450
Whirlpool Corp.(1)                                       3,600           106,524
                                                                 ---------------
                                                                       4,457,731
                                                                 ---------------
INTERNET & CATALOG RETAIL--0.3%
Expedia, Inc.(1, 2)                                    111,600         1,013,328
HSN, Inc.(2)                                            16,840            86,558
Liberty Media Corp.-Interactive, Series A(2)           195,611           567,272
NetFlix.com, Inc.(1, 2)                                 28,500         1,223,220
Priceline.com, Inc.(1, 2)                               16,615         1,308,930
Ticketmaster Entertainment, Inc.(2)                     16,840            62,140
                                                                 ---------------
                                                                       4,261,448
                                                                 ---------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Brunswick Corp.(1)                                      94,900           327,405
Callaway Golf Co.                                       67,100           481,778
Eastman Kodak Co.(1)                                    21,406            81,343
Polaris Industries, Inc.(1)                             13,100           280,864
                                                                 ---------------
                                                                       1,171,390
                                                                 ---------------
MEDIA--3.1%
Cablevision Systems Corp. New York
   Group, Cl. A                                         56,680           733,439
CBS Corp., Cl. B(1)                                    479,600         1,841,664
Central European Media Enterprises Ltd.,
   Cl. A(1, 2)                                           4,000            45,840
Clear Channel Outdoor Holdings, Inc.,
   Cl. A(1, 2)                                          32,200           118,174
Comcast Corp., Cl. A                                    44,200           602,888
Cox Radio, Inc., Cl. A(1, 2)                            18,096            74,194
DirecTV Group, Inc. (The)(1, 2)                        160,291         3,653,032
Dish Network Corp., Cl. A(2)                            99,461         1,105,012
DreamWorks Animation SKG, Inc., Cl. A(2)                21,600           467,424
Gannett Co., Inc.(1)                                    81,893           180,165
Harte-Hanks, Inc.                                       13,200            70,620
Hearst-Argyle Television, Inc.                             200               832
Lamar Advertising Co., Cl. A(1, 2)                      20,200           196,950


                       2 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
MEDIA CONTINUED
Liberty Media Corp.-Entertainment,
   Series A(2)                                          52,870   $     1,054,757
Liberty Media Holding Corp.-Capital,
   Series A(2)                                          17,100           119,358
McGraw-Hill Cos., Inc. (The)                           100,500         2,298,435
Meredith Corp.(1)                                       52,700           876,928
News Corp., Inc., Cl. A                                670,669         4,439,829
Scholastic Corp.                                        24,800           373,736
Time Warner Cable, Inc.(1)                             137,614         3,412,827
Time Warner, Inc.                                      484,900         9,358,570
Viacom, Inc., Cl. B(2)                                  87,590         1,522,314
Walt Disney Co. (The)                                  340,421         6,182,045
Warner Music Group Corp.(2)                             16,600            39,010
                                                                 ---------------
                                                                      38,768,043
                                                                 ---------------
MULTILINE RETAIL--0.3%
Big Lots, Inc.(2)                                       15,700           326,246
Dillard's, Inc., Cl. A(1)                               94,200           536,940
Kohl's Corp.(2)                                         47,489         2,009,734
Nordstrom, Inc.(1)                                      52,951           886,929
                                                                 ---------------
                                                                       3,759,849
                                                                 ---------------
SPECIALTY RETAIL--2.3%
Aaron Rents, Inc.(1)                                    14,421           384,464
Abercrombie & Fitch Co., Cl. A(1)                       45,415         1,080,877
Aeropostale, Inc.(2)                                    61,600         1,636,096
American Eagle Outfitters, Inc.                         88,452         1,082,652
AnnTaylor Stores Corp.(2)                              107,400           558,480
AutoNation, Inc.(2)                                     91,100         1,264,468
Barnes & Noble, Inc.(1)                                 48,700         1,041,206
bebe stores, inc.                                       15,600           104,052
Best Buy Co., Inc.                                      66,792         2,535,424
Buckle, Inc. (The)(1)                                   28,500           910,005
Chico's FAS, Inc.(2)                                     7,600            40,812
Children's Place Retail Stores, Inc.(1, 2)              42,500           930,325
Dress Barn, Inc. (The)(1, 2)                            60,700           746,003
Foot Locker, Inc.                                       71,000           744,080
Gap, Inc. (The)                                        434,700         5,646,753
Guess?, Inc.                                            29,930           630,924
Gymboree Corp.(2)                                       13,200           281,820
Home Depot, Inc. (The)(1)                               71,047         1,673,867
Limited Brands, Inc.                                   111,811           972,756
Lowe's Cos., Inc.                                       54,136           987,982
Men's Wearhouse, Inc. (The)(1)                          49,400           747,916
Office Depot, Inc.(2)                                  194,600           254,926
OfficeMax, Inc.                                         11,300            35,256
Penske Automotive Group, Inc.(1)                        34,600           322,818
RadioShack Corp.                                        52,800           452,496
Rent-A-Center, Inc.(2)                                  45,900           889,083


                       3 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
SPECIALTY RETAIL CONTINUED
Ross Stores, Inc.                                       12,524   $       449,361
Sally Beauty Holdings, Inc.(1, 2)                       61,800           351,024
Signet Jewelers Ltd.                                       906            10,374
Talbots, Inc. (The)(1)                                  35,700           125,307
Tractor Supply Co.(1, 2)                                19,500           703,170
Urban Outfitters, Inc.(2)                               16,639           272,380
Williams-Sonoma, Inc.(1)                               112,900         1,138,032
Zale Corp.(2)                                           39,140            76,323
                                                                 ---------------
                                                                      29,081,512
                                                                 ---------------
TEXTILES, APPAREL & LUXURY GOODS--0.6%
Carter's, Inc.(2)                                       27,217           511,952
Coach, Inc.(1, 2)                                       76,935         1,284,815
Fossil, Inc.(2)                                         38,200           599,740
Jones Apparel Group, Inc.                               81,100           342,242
Liz Claiborne, Inc.                                    155,200           383,344
Nike, Inc., Cl. B                                        9,400           440,766
Phillips/Van Heusen Corp.                               40,502           918,585
Polo Ralph Lauren Corp., Cl. A                          18,015           761,134
Quicksilver, Inc.(2)                                    66,300            84,864
Skechers USA, Inc., Cl. A(2)                            19,206           128,104
Timberland Co., Cl. A(2)                                46,900           559,986
UniFirst Corp.                                           4,100           114,144
Warnaco Group, Inc. (The)(2)                            62,100         1,490,400
Wolverine World Wide, Inc.                               9,600           149,568
                                                                 ---------------
                                                                       7,769,644
                                                                 ---------------
CONSUMER STAPLES--6.0%
BEVERAGES--1.3%
Coca-Cola Co. (The)                                    219,710         9,656,255
PepsiCo, Inc.                                          132,473         6,819,710
                                                                 ---------------
                                                                      16,475,965
                                                                 ---------------
FOOD & STAPLES RETAILING--2.2%
Casey's General Stores, Inc.                            22,110           589,453
CVS Caremark Corp.                                      81,075         2,228,752
Kroger Co. (The)                                       151,800         3,221,196
Safeway, Inc.                                          388,700         7,847,853
SUPERVALU, Inc.                                         27,000           385,560
Sysco Corp.                                             42,300           964,440
Wal-Mart Stores, Inc.                                  233,166        12,147,949
Weis Markets, Inc.                                       2,300            71,392
Winn-Dixie Stores, Inc.(2)                               4,006            38,297
                                                                 ---------------
                                                                      27,494,892
                                                                 ---------------
FOOD PRODUCTS--0.2%
Bunge Ltd.                                               4,500           254,925
Darling International, Inc.(2)                          15,600            57,876
Del Monte Foods Co.                                     23,400           170,586
Fresh Del Monte Produce, Inc.(2)                           410             6,732


                       4 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
FOOD PRODUCTS CONTINUED
Kraft Foods, Inc., Cl. A                                59,400   $     1,324,026
                                                                 ---------------
                                                                       1,814,145
                                                                 ---------------
HOUSEHOLD PRODUCTS--1.4%
Kimberly-Clark Corp.                                     9,800           451,878
Procter & Gamble Co. (The)                             362,099        17,051,242
                                                                 ---------------
                                                                      17,503,120
                                                                 ---------------
PERSONAL PRODUCTS--0.1%
Herbalife Ltd.                                          51,000           763,980
NBTY, Inc.(2)                                              200             2,816
Nu Skin Asia Pacific, Inc., Cl. A                       16,100           168,889
                                                                 ---------------
                                                                         935,685
                                                                 ---------------
TOBACCO--0.8%
Altria Group, Inc.                                      88,611         1,419,548
Philip Morris International, Inc.                      243,721         8,671,593
Universal Corp.                                          1,500            44,880
                                                                 ---------------
                                                                      10,136,021
                                                                 ---------------
ENERGY--20.0%
ENERGY EQUIPMENT & SERVICES--3.4%
Baker Hughes, Inc.                                     172,600         4,927,730
Basic Energy Services, Inc.(2)                          15,000            97,050
Complete Production Services, Inc.(2)                   71,200           219,296
Diamond Offshore Drilling, Inc.(1)                      29,053         1,826,272
Dresser-Rand Group, Inc.(2)                             48,860         1,079,806
Dril-Quip, Inc.(2)                                      12,400           380,680
ENSCO International, Inc.                               34,206           903,038
Exterran Holdings, Inc.(1, 2)                           22,400           358,848
Gulfmark Offshore, Inc.(2)                              10,300           245,758
Halliburton Co.                                        268,889         4,159,713
Helix Energy Solutions Group, Inc.(2)                   47,049           241,832
Helmerich & Payne, Inc.(1)                              26,200           596,574
Hercules Offshore, Inc.(2)                               3,800             6,004
ION Geophysical Corp.(2)                                 3,600             5,616
Key Energy Services, Inc.(2)                           130,400           375,552
Nabors Industries Ltd.(1, 2)                            63,300           632,367
National Oilwell Varco, Inc.(2)                        147,001         4,220,399
Noble Corp.                                            261,000         6,287,490
Oceaneering International, Inc.(2)                      23,515           866,998
Oil States International, Inc.(2)                       55,045           738,704
Parker Drilling Co.(2)                                  68,500           126,040
Precision Drilling Trust                                 6,799            18,221
Pride International, Inc.(2)                            41,515           746,440
Schlumberger Ltd.(1)                                   130,797         5,312,974
Seacor Holdings, Inc.(1, 2)                             12,300           717,213
Superior Energy Services, Inc.(2)                       50,200           647,078
Tetra Technologies, Inc.(2)                             10,400            33,800


                       5 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
ENERGY EQUIPMENT & SERVICES CONTINUED
Tidewater, Inc.(1)                                      19,815   $       735,731
Transocean Ltd.(2)                                      68,211         4,013,535
Unit Corp.(2)                                           34,755           727,075
Weatherford International Ltd.(2)                      149,010         1,649,541
                                                                 ---------------
                                                                      42,897,375
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS--16.6%
Anadarko Petroleum Corp.(1)                            322,200        12,530,358
Apache Corp.                                           196,218        12,575,612
Arena Resources, Inc.(2)                                 7,700           196,196
Berry Petroleum Co., Cl. A(1)                           21,300           233,448
Bill Barrett Corp.(1, 2)                                20,300           451,472
BPZ Resources, Inc.(1, 2)                                2,100             7,770
Chesapeake Energy Corp.                                113,540         1,936,992
Chevron Corp.                                          468,229        31,483,718
Cimarex Energy Co.(1)                                   28,400           521,992
ConocoPhillips                                         487,383        19,085,918
Contango Oil & Gas Co.(1, 2)                               900            35,280
CVR Energy, Inc.(2)                                     13,600            75,344
Denbury Resources, Inc.(1, 2)                           64,410           957,133
Devon Energy Corp.                                      82,267         3,676,512
Encore Acquisition Co.(2)                               23,700           551,499
Exxon Mobil Corp.                                      858,385        58,456,019
Foundation Coal Holdings, Inc.                          15,100           216,685
Frontier Oil Corp.                                      73,200           936,228
Frontline Ltd.(1)                                       20,532           357,051
Hess Corp.                                             131,378         7,120,688
Holly Corp.(1)                                          18,700           396,440
International Coal Group, Inc.(1, 2)                     6,200             9,982
Marathon Oil Corp.                                     324,200         8,523,218
Mariner Energy, Inc.(2)                                 44,200           342,550
Massey Energy Co.                                       47,800           483,736
McMoRan Exploration Co.(1, 2)                            7,000            32,900
Murphy Oil Corp.                                       155,000         6,939,350
Noble Energy, Inc.                                     102,300         5,511,924
Occidental Petroleum Corp.                             345,900        19,249,335
Overseas Shipholding Group, Inc.                        25,600           580,352
Plains Exploration & Production Co.(2)                  39,500           680,585
Rosetta Resources, Inc.(2)                              30,000           148,500
St. Mary Land & Exploration Co.                          9,900           130,977
Stone Energy Corp.(2)                                   57,145           190,293
Swift Energy Co.(2)                                     18,000           131,400
Tesoro Corp.(1)                                         58,600           789,342
Valero Energy Corp.                                    464,000         8,305,600
W&T Offshore, Inc.(1)                                   38,100           234,315


                       6 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
XTO Energy, Inc.                                       106,782   $     3,269,665
                                                                 ---------------
                                                                     207,356,379
                                                                 ---------------
FINANCIALS--7.1%
CAPITAL MARKETS--1.7%
Affiliated Managers Group, Inc.(2)                       5,500           229,405
Ameriprise Financial, Inc.                              46,226           947,171
BlackRock, Inc.(1)                                      15,215         1,978,559
Cohen & Steers, Inc.                                       800             8,928
Eaton Vance Corp.                                        6,400           146,240
Franklin Resources, Inc.                                62,505         3,367,144
GAMCO Investors, Inc., Cl. A(1)                          3,300           107,745
Goldman Sachs Group, Inc. (The)                         55,420         5,875,628
Greenhill & Co., Inc.                                    5,100           376,635
Investment Technology Group, Inc.(2)                    11,300           288,376
Janus Capital Group, Inc.                               79,700           530,005
Jefferies Group, Inc.(1)                                15,424           212,851
Knight Capital Group, Inc., Cl. A(2)                    45,800           675,092
Morgan Stanley                                          65,900         1,500,543
Piper Jaffray Cos., Inc.(2)                              1,200            30,948
SEI Investments Co.                                     28,030           342,246
T. Rowe Price Group, Inc.(1)                            82,200         2,372,292
TD Ameritrade Holding Corp.(2)                         173,600         2,397,416
Teton Advisors, Inc.(2,3)                                   49               112
Virtus Investment Partners, Inc.(2)                      1,630            10,611
Waddell & Reed Financial, Inc., Cl. A                    4,700            84,929
                                                                 ---------------
                                                                      21,482,876
                                                                 ---------------
COMMERCIAL BANKS--0.6%
Cathay Bancorp, Inc.                                       600             6,258
First Horizon National Corp.                             2,778            29,836
Pacific Capital Bancorp(1)                              26,700           180,759
PacWest Bancorp(1)                                      12,311           176,417
Popular, Inc.(1)                                       143,700           313,266
Regions Financial Corp.                                184,578           786,302
U.S. Bancorp                                           193,986         2,834,135
United Community Banks, Inc.(2)                          4,796            19,951
Webster Financial Corp.(1)                              20,900            88,825
Wells Fargo & Co.                                      245,322         3,493,385
                                                                 ---------------
                                                                       7,929,134
                                                                 ---------------
CONSUMER FINANCE--0.2%
AmeriCredit Corp.(1, 2)                                 69,800           409,028
Capital One Financial Corp.                             11,200           137,088
Cash America International, Inc.                        28,000           438,480
Discover Financial Services(1)                         146,029           921,443
Nelnet, Inc., Cl. A(2)                                   7,800            68,952


                       7 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
CONSUMER FINANCE CONTINUED
Student Loan Corp. (The)                                 2,600   $       112,944
                                                                 ---------------
                                                                       2,087,935
                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
Bank of America Corp.(1)                               624,196         4,257,017
CIT Group, Inc.(1)                                     158,500           451,725
Interactive Brokers Group, Inc., Cl. A(2)               38,100           614,553
JPMorgan Chase & Co.                                   340,390         9,047,566
NYSE Euronext                                           30,855           552,305
PHH Corp.(2)                                            24,200           340,010
Pico Holdings, Inc.(2)                                     400            12,028
                                                                 ---------------
                                                                      15,275,204
                                                                 ---------------
INSURANCE--3.3%
Allied World Assurance Holdings Ltd.                    24,200           920,326
Allstate Corp.                                          90,661         1,736,158
American Financial Group, Inc.                          53,617           860,553
American National Insurance Co.                            500            26,205
Aspen Insurance Holdings Ltd.                           44,200           992,732
Assurant, Inc.                                          12,000           261,360
Assured Guaranty Ltd.(1)                                22,315           151,073
Axis Capital Holdings Ltd.                              20,300           457,562
Berkley (W.R.) Corp.                                    51,700         1,165,835
Berkshire Hathaway, Inc., Cl. B(1, 2)                    1,462         4,122,840
Brown & Brown, Inc.                                     59,500         1,125,145
Chubb Corp.                                            111,838         4,732,984
Cincinnati Financial Corp.                              24,419           558,463
CNA Financial Corp.                                     53,910           493,816
CNA Surety Corp.(2)                                      4,600            84,824
Conseco, Inc.(2)                                        33,300            30,636
Delphi Financial Group, Inc., Cl. A                     32,300           434,758
Employers Holdings, Inc.                                19,200           183,168
Endurance Specialty Holdings Ltd.                        8,900           221,966
FBL Financial Group, Inc., Cl. A                         1,500             6,225
First American Corp.                                     5,610           148,721
Genworth Financial, Inc., Cl. A                        122,800           233,320
Hanover Insurance Group, Inc.                           18,012           519,106
Harleysville Group, Inc.                                 5,100           162,231
Hartford Financial Services Group, Inc. (The)           54,374           426,836
HCC Insurance Holdings, Inc.                            20,017           504,228
Infinity Property & Casualty Corp.                       1,100            37,323
IPC Holdings Ltd.                                       35,200           951,808
Lincoln National Corp.                                  51,239           342,789
Loews Corp.                                            204,733         4,524,599
Max Capital Group Ltd.                                  36,600           630,984
MetLife, Inc.                                           57,500         1,309,275
Montpelier Re Holdings Ltd.                              5,058            65,552
Navigators Group, Inc. (The)(2)                          4,700           221,746
Odyssey Re Holdings Corp.                               23,900           906,527
Old Republic International Corp.                        38,114           412,393


                       8 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INSURANCE CONTINUED
OneBeacon Insurance Group Ltd.                          11,200   $       108,192
Phoenix Cos., Inc. (The)                                13,600            15,912
Platinum Underwriters Holdings Ltd.                     18,200           516,152
ProAssurance Corp.(2)                                   11,900           554,778
Protective Life Corp.                                   71,000           372,750
Prudential Financial, Inc.                             140,210         2,666,794
Reinsurance Group of America, Inc.                       3,800           123,082
RLI Corp.                                               10,500           527,100
Selective Insurance Group, Inc.                         20,100           244,416
StanCorp Financial Group, Inc.                          25,012           569,773
State Auto Financial Corp.                               2,300            40,480
Torchmark Corp.                                          4,300           112,789
Transatlantic Holdings, Inc.                             6,200           221,154
Travelers Cos., Inc. (The)                              92,711         3,767,775
United Fire & Casualty Co.                               3,800            83,448
Unitrin, Inc.                                           30,200           422,196
Validus Holdings Ltd.                                    1,906            45,134
XL Capital Ltd., Cl. A(1)                               76,010           415,015
                                                                 ---------------
                                                                      40,771,007
                                                                 ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
CB Richard Ellis Group, Inc., Cl. A(2)                  57,800           232,934
Forest City Enterprises, Inc., Cl. A(1)                 30,800           110,880
Jones Lang LaSalle, Inc.                                 7,800           181,428
                                                                 ---------------
                                                                         525,242
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE--0.0%
Hudson City Bancorp, Inc.                               11,100           129,759
Provident Financial Services, Inc.                      20,100           217,281
Tree.com, Inc.(2)                                        2,806            12,964
                                                                 ---------------
                                                                         360,004
                                                                 ---------------
HEALTH CARE--10.4%
BIOTECHNOLOGY--0.8%
Amgen, Inc.(2)                                         150,804         7,467,814
Facet Biotech Corp.(2)                                  11,740           111,530
Gilead Sciences, Inc.(2)                                43,800         2,028,816
Martek Biosciences Corp.(1)                             16,500           301,125
PDL BioPharma, Inc.                                      6,300            44,604
                                                                 ---------------
                                                                       9,953,889
                                                                 ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
Analogic Corp.                                           1,100            35,222
Bard (C.R.), Inc.                                        5,700           454,404
Baxter International, Inc.                              19,800         1,014,156
Becton, Dickinson & Co.                                  6,500           437,060
Hill-Rom Holdings, Inc.                                 22,527           222,792
Inverness Medical Innovations, Inc.(1, 2)               10,600           282,278
Kinetic Concepts, Inc.(1, 2)                             1,000            21,120
Medtronic, Inc.                                         64,042         1,887,318
Sirona Dental Systems, Inc.(1, 2)                       14,100           201,912


                       9 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Steris Corp.                                            10,000   $       232,800
Stryker Corp.                                           53,400         1,817,736
Zimmer Holdings, Inc.(2)                                86,600         3,160,900
                                                                 ---------------
                                                                       9,767,698
                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES--2.7%
Aetna, Inc.                                            424,200        10,320,786
AMERIGROUP Corp.(2)                                     45,200         1,244,808
Brookdale Senior Living, Inc.(1)                        38,700           195,435
Cardinal Health, Inc.                                   12,318           387,771
Centene Corp.(2)                                        35,000           630,700
Chemed Corp.                                             8,700           338,430
CIGNA Corp.                                             79,396         1,396,576
Community Health Systems, Inc.(1, 2)                    12,700           194,818
Coventry Health Care, Inc.(2)                           44,717           578,638
Health Net, Inc.(2)                                     74,900         1,084,552
Healthspring, Inc.(2)                                   11,300            94,581
Kindred Healthcare, Inc.(2)                             30,800           460,460
LifePoint Hospitals, Inc.(2)                             1,153            24,052
Lincare Holdings, Inc.(1, 2)                            28,300           616,940
Magellan Health Services, Inc.(2)                        1,712            62,385
McKesson Corp.                                          30,700         1,075,728
MEDNAX, Inc.(2)                                         13,800           406,686
Omnicare, Inc.                                          24,517           600,421
UnitedHealth Group, Inc.                                72,300         1,513,239
Universal American Corp.(2)                             14,900           126,203
Universal Health Services, Inc., Cl. B                  20,600           789,804
VCA Antech, Inc.(2)                                      1,106            24,940
WellCare Health Plans, Inc.(2)                          23,600           265,500
WellPoint, Inc.(2)                                     298,400        11,330,248
                                                                 ---------------
                                                                      33,763,701
                                                                 ---------------
HEALTH CARE TECHNOLOGY--0.0%
IMS Health, Inc.                                        11,406           142,233
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Thermo Fisher Scientific, Inc.(2)                       89,355         3,187,293
Varian, Inc.(2)                                          5,500           130,570
                                                                 ---------------
                                                                       3,317,863
                                                                 ---------------
PHARMACEUTICALS--5.8%
Abbott Laboratories                                    108,180         5,160,186
Allergan, Inc.                                          23,200         1,108,032
Bristol-Myers Squibb Co.                               163,700         3,588,304
Eli Lilly & Co.                                        181,300         6,057,233
Endo Pharmaceuticals Holdings, Inc.(2)                  40,446           715,085
Forest Laboratories, Inc.(2)                            72,540         1,592,978
Johnson & Johnson                                      425,072        22,358,787
K-V Pharmaceutical Co., Cl. A(2)                         2,900             4,785


                      10 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
PHARMACEUTICALS CONTINUED
King Pharmaceuticals, Inc.(2)                          131,531   $       929,924
Medicis Pharmaceutical Corp., Cl. A                     55,100           681,587
Merck & Co., Inc.                                      295,000         7,891,250
Pfizer, Inc.(1)                                      1,380,300        18,799,686
Sepracor, Inc.(2)                                       22,400           328,384
Warner Chilcott Ltd., Cl. A(2)                           2,406            25,311
Watson Pharmaceuticals, Inc.(2)                         28,817           896,497
Wyeth                                                   60,371         2,598,368
                                                                 ---------------
                                                                      72,736,397
                                                                 ---------------
INDUSTRIALS--12.8%
AEROSPACE & DEFENSE--4.0%
BE Aerospace, Inc.(2)                                   40,200           348,534
Boeing Co.                                             129,814         4,618,782
Ceradyne, Inc.(2)                                       36,400           659,932
Cubic Corp.                                              3,000            75,990
DynCorp International, Inc., Cl. A(2)                    1,400            18,662
Esterline Technologies Corp.(2)                         30,700           619,833
General Dynamics Corp.                                 160,651         6,681,475
Goodrich Corp.                                          31,324         1,186,866
Honeywell International, Inc.                          195,112         5,435,820
L-3 Communications Holdings, Inc.                       68,500         4,644,300
Lockheed Martin Corp.                                   17,826         1,230,529
Northrop Grumman Corp.                                 243,200        10,613,248
Precision Castparts Corp.                               45,946         2,752,165
Raytheon Co.                                           147,300         5,735,862
Spirit Aerosystems Holdings, Inc.,
   Cl. A(1, 2)                                          28,314           282,291
Triumph Group, Inc.                                     18,002           687,676
United Technologies Corp.                              106,138         4,561,811
                                                                 ---------------
                                                                      50,153,776
                                                                 ---------------
AIR FREIGHT & LOGISTICS--0.2%
FedEx Corp.                                             57,200         2,544,828
Pacer International, Inc.                                9,700            33,950
UTi Worldwide, Inc.                                     16,684           199,374
                                                                 ---------------
                                                                       2,778,152
                                                                 ---------------
AIRLINES--0.0%
SkyWest, Inc.                                           40,300           501,332
                                                                 ---------------
BUILDING PRODUCTS--0.1%
Ameron International Corp.                                 700            36,862
Armstrong World Industries, Inc.(2)                     22,800           251,028
Lennox International, Inc.                              30,212           799,410
Owens Corning, Inc.(1, 2)                               42,600           385,104
Simpson Manufacturing Co., Inc.(1)                       5,212            93,920
                                                                 ---------------
                                                                       1,566,324
                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
American Reprographics Co.(2)                              700             2,478
Copart, Inc.(1, 2)                                      18,118           537,380


                      11 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Corporate Executive Board Co. (The)                      5,000   $        72,500
CoStar Group, Inc.(1, 2)                                12,700           384,175
Deluxe Corp.                                            64,600           622,098
EnergySolutions, Inc.                                    2,600            22,490
Equifax, Inc.                                           36,726           897,951
First Advantage Corp., Cl. A(2)                          4,094            56,415
HNI Corp.                                               46,171           480,178
Interface, Inc., Cl. A                                  39,100           116,909
Korn-Ferry International(2)                             44,800           405,888
Manpower, Inc.(1)                                       33,318         1,050,517
Miller (Herman), Inc.                                   41,700           444,522
Monster Worldwide, Inc.(1, 2)                           71,300           581,095
MPS Group, Inc.(1, 2)                                  120,300           715,785
Pitney Bowes, Inc.                                      48,100         1,123,135
R.R. Donnelley & Sons Co.                               78,300           573,939
Resources Connection, Inc.(2)                           37,964           572,497
Robert Half International, Inc.(1)                      69,216         1,234,121
Steelcase, Inc., Cl. A                                 115,700           579,657
Sykes Enterprises, Inc.(2)                               7,100           118,073
TrueBlue, Inc.(2)                                       21,300           175,725
United Stationers, Inc.(2)                               2,200            61,776
Viad Corp.                                               5,000            70,600
Waste Management, Inc.                                  54,575         1,397,120
Watson Wyatt & Co. Holdings                              9,340           461,116
                                                                 ---------------
                                                                      12,758,140
                                                                 ---------------
CONSTRUCTION & ENGINEERING--0.5%
Chicago Bridge & Iron Co. NV                            68,200           427,614
EMCOR Group, Inc.(2)                                    68,300         1,172,711
Fluor Corp.                                             83,269         2,876,944
Granite Construction, Inc.(1)                           26,000           974,480
Perini Corp.(1, 2)                                      50,300           618,690
Shaw Group, Inc. (The)(2)                               20,900           572,869
                                                                 ---------------
                                                                       6,643,308
                                                                 ---------------
ELECTRICAL EQUIPMENT--1.0%
Acuity Brands, Inc.(1)                                  37,300           840,742
Baldor Electric Co.(1)                                  58,500           847,665
Belden, Inc.                                            52,900           661,779
Brady Corp., Cl. A                                      12,100           213,323
Cooper Industries Ltd., Cl. A                           22,030           569,696
Emerson Electric Co.                                   173,100         4,947,198
GrafTech International Ltd.(2)                         148,000           911,680
Hubbell, Inc., Cl. B                                    21,800           587,728
Rockwell Automation, Inc.                               34,321           749,571
Smith (A.O.) Corp.                                      20,700           521,226
Thomas & Betts Corp.(2)                                 34,600           865,692


                      12 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
ELECTRICAL EQUIPMENT CONTINUED
Woodward Governor Co.                                   25,915   $       289,730
                                                                 ---------------
                                                                      12,006,030
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--1.6%
3M Co.(1)                                               75,127         3,735,314
General Electric Co.(1)                              1,556,121        15,732,383
Tyco International Ltd.                                 22,838           446,711
                                                                 ---------------
                                                                      19,914,408
                                                                 ---------------
MACHINERY--3.5%
Actuant Corp., Cl. A                                    12,900           133,257
AGCO Corp.(2)                                           19,406           380,358
Barnes Group, Inc.                                      14,900           159,281
Briggs & Stratton Corp.(1)                              26,900           443,850
Bucyrus International, Inc., Cl. A(1)                   10,115           153,546
Caterpillar, Inc.(1)                                   210,876         5,896,093
Chart Industries, Inc.(2)                                9,600            75,648
CIRCOR International, Inc.                              15,100           340,052
Crane Co.                                               34,200           577,296
Cummins, Inc.                                          207,675         5,285,329
Danaher Corp.                                            7,800           422,916
Deere & Co.                                             41,771         1,373,013
Dover Corp.                                             50,336         1,327,864
EnPro Industries, Inc.(2)                               22,452           383,929
Flowserve Corp.                                          4,406           247,265
Gardner Denver, Inc.(2)                                 48,585         1,056,238
Graco, Inc.                                              8,900           151,923
Harsco Corp.                                            38,018           842,859
IDEX Corp.                                              39,564           865,265
Illinois Tool Works, Inc.                              136,600         4,214,110
Ingersoll-Rand Co. Ltd., Cl. A                         207,100         2,857,980
Joy Global, Inc.                                        33,026           703,454
Kennametal, Inc.                                        63,500         1,029,335
Lincoln Electric Holdings, Inc.(1)                      21,700           687,673
Manitowoc Co., Inc. (The)                              111,100           363,297
Mueller Industries, Inc.                                33,400           724,446
Mueller Water Products, Inc., Cl. A                     56,700           187,110
Navistar International Corp.(2)                         22,400           749,504
Nordson Corp.(1)                                        23,000           653,890
Oshkosh Corp.                                           79,400           535,156
Paccar, Inc.                                            17,500           450,800
Parker-Hannifin Corp.                                  171,200         5,817,376
Robbins & Myers, Inc.                                   34,200           518,814
Sauer-Danfoss, Inc.                                      1,700             4,148
Terex Corp.(1, 2)                                       25,100           232,175
Timken Co.                                              73,500         1,026,060
Titan International, Inc.(1)                            40,800           205,224
Toro Co. (The)(1)                                       35,700           863,226
Trinity Industries, Inc.(1)                             57,500           525,550


                      13 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
MACHINERY CONTINUED
Watts Water Technologies, Inc., Cl. A(1)                28,200   $       551,592
                                                                 ---------------
                                                                      43,016,902
                                                                 ---------------
MARINE--0.1%
Alexander & Baldwin, Inc.                               12,610           239,968
Genco Shipping & Trading Ltd.(1)                        34,300           423,262
Kirby Corp.(2)                                           7,400           197,136
TBS International Ltd., Cl. A(1, 2)                      1,600            11,760
                                                                 ---------------
                                                                         872,126
                                                                 ---------------
ROAD & RAIL--0.6%
Amerco(1, 2)                                             1,600            53,648
Arkansas Best Corp.(1)                                  26,700           507,834
Avis Budget Group, Inc.(2)                              49,500            45,045
CSX Corp.                                               36,614           946,472
Hertz Global Holdings, Inc.(1, 2)                      134,000           526,620
Norfolk Southern Corp.(1)                              112,300         3,790,125
Ryder Systems, Inc.                                      2,406            68,114
Union Pacific Corp.                                     30,100         1,237,411
                                                                 ---------------
                                                                       7,175,269
                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Applied Industrial Technologies, Inc.                   13,400           226,058
MSC Industrial Direct Co., Inc., Cl. A(1)               15,418           479,037
RSC Holdings, Inc.(2)                                    2,300            12,098
Textainer Group Holdings Ltd.                            1,400             9,450
United Rentals, Inc.(1, 2)                              94,012           395,791
Watsco, Inc.                                            12,412           422,380
WESCO International, Inc.(2)                            55,200         1,000,224
                                                                 ---------------
                                                                       2,545,038
                                                                 ---------------
INFORMATION TECHNOLOGY--24.5%
COMMUNICATIONS EQUIPMENT--3.8%
3Com Corp.(2)                                          221,200           683,508
ADTRAN, Inc.                                            50,800           823,468
Avocent Corp.(1, 2)                                     55,400           672,556
Brocade Communications Systems, Inc.(2)                302,500         1,043,625
Ciena Corp.(1, 2)                                       90,600           704,868
Cisco Systems, Inc.(2)                               1,503,300        25,210,341
CommScope, Inc.(2)                                      65,800           747,488
Corning, Inc.                                          299,432         3,973,463
EchoStar Holding Corp.(2)                               30,666           454,777
Emulex Corp.(2)                                        122,600           616,678
F5 Networks, Inc.(1, 2)                                 28,774           602,815
Harris Corp.                                            28,700           830,578
InterDigital, Inc.(1, 2)                                26,800           691,976
JDS Uniphase Corp.(2)                                  285,200           926,900
Plantronics, Inc.                                       65,700           792,999


                      14 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMUNICATIONS EQUIPMENT CONTINUED
Polycom, Inc.(1, 2)                                     32,100   $       494,019
QUALCOMM, Inc.                                         161,527         6,285,016
Sonus Networks, Inc.(2)                                  4,400             6,908
Starent Networks Corp.(1, 2)                             6,500           102,765
Tekelec, Inc.(1, 2)                                     18,200           240,786
Tellabs, Inc.(2)                                       302,800         1,386,824
ViaSat, Inc.(2)                                          3,600            74,952
                                                                 ---------------
                                                                      47,367,310
                                                                 ---------------
COMPUTERS & PERIPHERALS--5.8%
Apple, Inc.(2)                                          87,429         9,190,536
Avid Technology, Inc.(1, 2)                             15,400           140,756
Dell, Inc.(2)                                           78,507           744,246
Electronics for Imaging, Inc.(2)                        10,800           105,840
EMC Corp.(2)                                           372,694         4,248,712
Hewlett-Packard Co.                                    698,000        22,377,880
Intermec, Inc.(1, 2)                                     9,200            95,680
International Business Machines Corp.(1)               260,445        25,234,516
Lexmark International, Inc., Cl. A(1, 2)                20,839           351,554
NCR Corp.(2)                                            22,200           176,490
QLogic Corp.(2)                                        109,600         1,218,752
SanDisk Corp.(2)                                        90,800         1,148,620
Seagate Technology(1)                                  414,255         2,489,673
Sun Microsystems, Inc.(2)                              229,431         1,679,435
Synaptics, Inc.(1, 2)                                   41,000         1,097,160
Teradata Corp.(2)                                       51,400           833,708
Western Digital Corp.(2)                                74,100         1,433,094
                                                                 ---------------
                                                                      72,566,652
                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Agilent Technologies, Inc.(2)                          117,011         1,798,459
Amphenol Corp., Cl. A                                   23,300           663,817
Anixter International, Inc.(1, 2)                       25,000           792,000
Arrow Electronics, Inc.(2)                              59,000         1,124,540
Avnet, Inc.(2)                                          46,899           821,201
AVX Corp.                                               27,400           248,792
Benchmark Electronics, Inc.                             80,800           904,960
Coherent, Inc.(2)                                       14,767           254,731
Dolby Laboratories, Inc., Cl. A(2)                      22,700           774,297
Ingram Micro, Inc., Cl. A(2)                            89,366         1,129,586
Itron, Inc.(1, 2)                                        9,010           426,624
Jabil Circuit, Inc.                                    121,896           677,742
L-1 Identity Solutions, Inc.(1, 2)                      10,100            51,611
Littlefuse, Inc.(2)                                        500             5,495
Molex, Inc.                                             71,027           975,911


                      15 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS CONTINUED
National Instruments Corp.(1)                           28,200   $       525,930
Plexus Corp.(2)                                         14,700           203,154
Rofin-Sinar Technologies, Inc.(2)                       11,600           186,992
ScanSource, Inc.(2)                                      2,800            52,024
SYNNEX Corp.(1, 2)                                      14,100           277,347
Tech Data Corp.(2)                                      18,475           402,386
Technitrol, Inc.                                         5,700             9,747
Trimble Navigation Ltd.(1, 2)                           52,270           798,686
Tyco Electronics Ltd.                                   76,000           839,040
Vishay Intertechnology, Inc.(2)                        182,500           635,100
                                                                 ---------------
                                                                      14,580,172
                                                                 ---------------
INTERNET SOFTWARE & SERVICES--1.1%
Akamai Technologies, Inc.(2)                            72,114         1,399,012
Digital River, Inc.(1, 2)                               16,400           489,048
EarthLink, Inc.(2)                                       4,700            30,879
eBay, Inc.(1, 2)                                       210,805         2,647,711
Google, Inc., Cl. A(2)                                  14,132         4,918,784
IAC/InterActiveCorp(2)                                   1,325            20,180
j2 Global Communications, Inc.(1, 2)                    51,600         1,129,524
Open Text Corp.(1, 2)                                   19,100           657,804
Sohu.com, Inc.(1, 2)                                    15,712           649,063
ValueClick, Inc.(2)                                    100,400           854,404
VeriSign, Inc.(2)                                        4,188            79,028
VistaPrint Ltd.(1, 2)                                   12,100           332,629
                                                                 ---------------
                                                                      13,208,066
                                                                 ---------------
IT SERVICES--0.9%
Accenture Ltd., Cl. A                                   14,100           387,609
Acxiom Corp.(1)                                         84,500           625,300
Affiliated Computer Services, Inc., Cl. A(2)             5,110           244,718
Broadridge Financial Solutions, Inc.                    56,400         1,049,604
Computer Sciences Corp.(2)                              32,630         1,202,089
Convergys Corp.(2)                                     149,700         1,209,576
CSG Systems International, Inc.(2)                       8,800           125,664
DST Systems, Inc.(2)                                     8,715           301,713
Euronet Worldwide, Inc.(1, 2)                            1,100            14,366
Fidelity National Information Services, Inc.            17,734           322,759
Gartner, Inc.(1, 2)                                     27,700           304,977
Heartland Payment Systems, Inc.                          6,400            42,304
Hewitt Associates, Inc.(2)                              27,912           830,661
NeuStar, Inc., Cl. A(1, 2)                              37,300           624,775
Perot Systems Corp., Cl. A(2)                           66,200           852,656
Sapient Corp.(2)                                        86,000           384,420
Syntel, Inc.                                             3,400            69,972


                      16 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
IT SERVICES CONTINUED
TeleTech Holdings, Inc.(2)                              45,000   $       490,050
Total System Services, Inc.                             58,670           810,233
Unisys Corp.(2)                                        107,900            57,187
Western Union Co.                                      157,100         1,974,747
                                                                 ---------------
                                                                      11,925,380
                                                                 ---------------
OFFICE ELECTRONICS--0.4%
Xerox Corp.                                            977,000         4,445,350
Zebra Technologies Corp., Cl. A(2)                      11,400           216,828
                                                                 ---------------
                                                                       4,662,178
                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5 4%
Amkor Technology, Inc.(2)                              196,872           527,617
Analog Devices, Inc.                                    67,339         1,297,623
Applied Materials, Inc.(1)                             829,900         8,921,425
Atmel Corp.(2)                                         158,700           576,081
Broadcom Corp., Cl. A(1, 2)                            153,182         3,060,576
Cabot Microelectronics Corp.(1, 2)                       6,200           148,986
Cymer, Inc.(2)                                           6,676           148,608
Entegris, Inc.(2)                                       31,300            26,918
Fairchild Semiconductor International,
   Inc., Cl. A(2)                                      165,000           615,450
Integrated Device Technology, Inc.(2)                  183,800           836,290
Intel Corp.                                          1,563,300        23,527,665
International Rectifier Corp.(2)                        30,100           406,651
KLA-Tencor Corp.                                         8,746           174,920
LSI Corp.(2)                                           294,800           896,192
Marvell Technology Group Ltd.(2)                       157,405         1,441,830
MEMC Electronic Materials, Inc.(2)                      78,796         1,299,346
Microsemi Corp.(2)                                      17,557           203,661
MKS Instruments, Inc.(2)                                58,800           862,596
National Semiconductor Corp.                            68,514           703,639
Novellus Systems, Inc.(1, 2)                            53,200           884,716
NVIDIA Corp.(1, 2)                                     133,750         1,318,775
ON Semiconductor Corp.(2)                               70,600           275,340
RF Micro Devices, Inc.(2)                               76,800           102,144
Semtech Corp.(2)                                        66,200           883,770
Silicon Laboratories, Inc.(1, 2)                        28,900           762,960
Skyworks Solutions, Inc.(2)                             79,100           637,546
Teradyne, Inc.(2)                                      230,200         1,008,276
Tessera Technologies, Inc.(2)                           17,915           239,524
Texas Instruments, Inc.                                836,800        13,815,568
Varian Semiconductor Equipment Associates,
   Inc.(2)                                              32,100           695,286
Verigy Ltd.(2)                                          33,000           272,250
Xilinx, Inc.                                            67,991         1,302,708
                                                                 ---------------
                                                                      67,874,937
                                                                 ---------------


                      17 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
SOFTWARE--5.9%
Adobe Systems, Inc.(2)                                  49,834   $     1,065,949
Advent Software, Inc.(1, 2)                              2,200            73,282
Amdocs Ltd.(2)                                          69,100         1,279,732
Ansys, Inc.(2)                                          24,141           605,939
Autodesk, Inc.(2)                                       65,936         1,108,384
Blackbaud, Inc.                                            100             1,161
CA, Inc.                                               156,600         2,757,726
Cadence Design Systems, Inc.(2)                         67,900           285,180
Compuware Corp.(2)                                     175,317         1,155,339
FactSet Research Systems, Inc.(1)                       18,218           910,718
Fair Isaac Corp.                                        63,200           889,224
Henry (Jack) & Associates, Inc.                         19,306           315,074
Lawson Software, Inc.(2)                                47,400           201,450
Mentor Graphics Corp.(2)                                35,600           158,064
MICROS Systems, Inc.(2)                                 41,000           768,750
Microsoft Corp.(1)                                   1,606,800        29,516,916
Net 1 UEPS Technologies, Inc.(2)                        34,800           529,308
Nuance Communications, Inc.(1, 2)                       56,416           612,678
Oracle Corp.(2)                                        768,667        13,889,813
Parametric Technology Corp.(2)                          84,900           847,302
Progress Software Corp.(2)                              15,500           269,080
Quest Software, Inc.(2)                                 27,000           342,360
Solera Holdings, Inc.(2)                                11,812           292,701
Sybase, Inc.(2)                                         47,900         1,450,891
Symantec Corp.(2)                                      750,700        11,215,458
Synopsys, Inc.(2)                                       51,823         1,074,291
Take-Two Interactive Software, Inc.                     53,500           446,725
THQ, Inc.(2)                                            15,900            48,336
TIBCO Software, Inc.(2)                                212,100         1,245,027
Wind River Systems, Inc.(2)                             54,100           346,240
                                                                 ---------------
                                                                      73,703,098
                                                                 ---------------
MATERIALS--5.3%
CHEMICALS--1.8%
Air Products & Chemicals, Inc.                           8,615           484,594
Ashland, Inc.                                           86,658           895,177
Cabot Corp.                                              7,800            81,978
CF Industries Holdings, Inc.                            16,624         1,182,465
Cytec Industries, Inc.                                  24,000           360,480
Dow Chemical Co. (The)                                  64,631           544,839
E.I. du Pont de Nemours & Co.                           27,136           605,947
Eastman Chemical Co.                                    22,358           599,194
Ferro Corp.                                             28,200            40,326
Fuller (H.B.) Co.                                       24,500           318,500
Minerals Technologies, Inc.                              3,800           121,790
Monsanto Co.                                            62,455         5,190,011


                      18 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
CHEMICALS CONTINUED
Mosaic Co. (The)                                       183,100   $     7,686,538
Nalco Holding Co.                                       19,100           249,637
NewMarket Corp.                                         10,000           443,000
NOVA Chemicals Corp.                                    53,000           305,280
Olin Corp.                                              27,400           390,998
OM Group, Inc.(2)                                        1,100            21,252
Rockwood Holdings, Inc.(2)                              23,200           184,208
RPM International, Inc.                                 54,300           691,239
Terra Industries, Inc.                                  52,500         1,474,725
Valhi, Inc.                                              2,900            27,202
Valspar Corp. (The)(1)                                  38,100           760,857
Westlake Chemical Corp.(1)                              17,000           248,710
                                                                 ---------------
                                                                      22,908,947
                                                                 ---------------
CONTAINERS & PACKAGING--0.3%
Owens-Illinois, Inc.(2)                                 52,270           754,779
Packaging Corp. of America                              25,000           325,500
Rock-Tenn Co., Cl. A(1)                                 17,400           470,670
Sealed Air Corp.                                        51,400           709,320
Sonoco Products Co.                                     38,700           811,926
Temple-Inland, Inc.(1)                                 163,100           875,847
                                                                 ---------------
                                                                       3,948,042
                                                                 ---------------
METALS & MINING--3.1%
AK Steel Holding Corp.                                 107,300           763,976
Alcoa, Inc.                                            411,062         3,017,195
Allegheny Technologies, Inc.(1)                         35,621           781,169
Carpenter Technology Corp.                              55,000           776,600
Century Aluminum Co.(1, 2)                              62,100           131,031
Cliffs Natural Resources, Inc.                           4,706            85,461
Commercial Metals Co.                                   75,145           867,925
Freeport-McMoRan Copper & Gold, Inc., Cl. B            261,770         9,976,055
Kaiser Aluminum Corp.                                    9,000           208,080
Nucor Corp.                                            195,500         7,462,235
Olympic Steel, Inc.                                      2,500            37,925
Reliance Steel & Aluminum Co.                           41,500         1,092,695
RTI International Metals, Inc.(1, 2)                     1,700            19,890
Schnitzer Steel Industries, Inc.(1)                     32,600         1,023,314
Southern Copper Corp.(1)                               609,700        10,620,974
United States Steel Corp.(1)                            38,436           812,153
Worthington Industries, Inc.                            46,000           400,660
                                                                 ---------------
                                                                      38,077,338
                                                                 ---------------
PAPER & FOREST PRODUCTS--0.1%
Domtar Corp.(2)                                        358,400           340,480
International Paper Co.                                 15,507           109,169
Louisiana-Pacific Corp.                                 28,900            64,447
MeadWestvaco Corp.                                      24,200           290,158
                                                                 ---------------
                                                                         804,254
                                                                 ---------------


                      19 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
TELECOMMUNICATION SERVICES--3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.1%
AT&T, Inc.                                             872,128   $    21,977,626
Cincinnati Bell, Inc.(2)                                19,000            43,700
Embarq Corp.                                            40,500         1,532,925
Global Crossing Ltd.(2)                                  1,300             9,100
NTELOS Holdings Corp.                                   11,800           214,052
Premiere Global Services, Inc.(2)                       30,900           272,538
Qwest Communications International, Inc.(1)            363,515         1,243,221
tw telecom, Inc.(2)                                    103,500           905,625
Verizon Communications, Inc.(1)                        404,381        12,212,306
Windstream Corp.                                       118,500           955,110
                                                                 ---------------
                                                                      39,366,203
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Centennial Communications Corp.(2)                      35,800           295,708
NII Holdings, Inc.(2)                                   43,234           648,510
Sprint Nextel Corp.(2)                                 823,494         2,939,874
Syniverse Holdings, Inc.(2)                             45,000           709,200
Telephone & Data Systems, Inc.                          39,000         1,033,890
United States Cellular Corp.(1, 2)                      16,300           543,442
                                                                 ---------------
                                                                       6,170,624
                                                                 ---------------
UTILITIES--0.5%
ELECTRIC UTILITIES--0.4%
American Electric Power Co., Inc.                       16,400           414,264
Duke Energy Corp.                                      323,200         4,628,224
                                                                 ---------------
                                                                       5,042,488
                                                                 ---------------
ENERGY TRADERS--0.0%
Reliant Energy, Inc.(2)                                101,724           324,500
                                                                 ---------------
MULTI-UTILITIES--0.1%
Avista Corp.                                            20,700           285,246
Integrys Energy Group, Inc.                              7,815           203,490
                                                                 ---------------
                                                                         488,736
                                                                 ---------------
Total Common Stocks (Cost $1,640,132,995)                          1,234,779,406

OTHER SECURITIES--0.0%
Seagate Technology International,
   Inc.(2,3,4) (Cost $0)                                31,000             3,100
                                                                 ---------------
PREFERRED STOCKS--0.0%
Wells Fargo & Co., Dividend Equalization
   Preferred Shares(2,3) (Cost $0)                           6                 1
                                                                 ---------------

                                                    Units
                                               ---------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Dime Bancorp, Inc. Wts., Strike Price $1,
   Exp. 1/2/10(2)                                       31,900               479
Progress Energy, Inc., Contingent Value
   Obligation(2, 3)                                     32,000             3,570
                                                                 ---------------
Total Rights, Warrants and Certificates (Cost $0)                          4,049


                      20 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INVESTMENT COMPANY--1.0%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.80%(5,6) (Cost $12,286,250)             12,286,250   $    12,286,250

Total Investments, at Value (excluding
Investments Purchased with Cash Collateral
from Securities Loaned) (Cost $1,652,419,245)                      1,247,072,806

                                                  Principal
                                                Amount/Shares
                                               ---------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--14.8%(7)
GSAA Home Equity Trust, Series 2005-15, Cl.
   2A1, 0.61%, 4/27/09                         $       455,780           366,658
OFI Liquid Assets Fund, LLC, 0.92%(5,6)            184,107,658       184,107,658
                                                                 ---------------
Total Investments Purchased with Cash Collateral
   from Securities Loaned (Cost $184,563,438)                        184,474,316
                                                                 ---------------

Total Investments, at Value (Cost
   $1,836,982,683)                                       114.7%    1,431,547,122
Liabilities in Excess of Other Assets                    (14.7)     (183,832,808)
                                               ---------------  ----------------
Net Assets                                               100.0%  $ 1,247,714,314
                                                                 ===============

Footnotes to Statement of Investments

(1.) Partial or fully-loaned security. See accompanying Notes.

(2.) Non-income producing security.

(3.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $6,783, which represents less than 0.005% of the Fund's net assets. See accompanying Notes.

(4.) Escrow shares received as the result of issuer reorganization.

(5.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                      21 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                        SHARES           GROSS         GROSS          SHARES
                                  DECEMBER 31, 2008    ADDITIONS     REDUCTIONS   MARCH 31, 2009
                                  -----------------   -----------   -----------   --------------
OFI Liquid Assets Fund, LLC           93,229,008      356,216,542   265,337,892     184,107,658
Oppenheimer Institutional Money
   Market Fund, Cl. E                  7,043,996       80,005,713    74,763,459      12,286,250

                                      VALUE       INCOME
                                  ------------   --------
OFI Liquid Assets Fund, LLC       $184,107,658   $413,123(a)
Oppenheimer Institutional Money
   Market Fund, Cl. E               12,286,250     24,054
                                  ------------   --------
                                  $196,393,908   $437,177
                                  ============   ========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(6.) Rate shown is the 7-day yield as of March 31, 2009.

(7.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                           IN SECURITIES     INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $1,431,173,203         $--
Level 2--Other Significant Observable Inputs          370,237          --
Level 3--Significant Unobservable Inputs                3,682          --
                                               --------------         ---
   Total                                       $1,431,547,122         $--
                                               ==============         ===


                      22 | Oppenheimer Main Street Fund/VA

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which


                      23 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.


                      24 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject


                      25 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

to its proportional share of LAF's expenses, including its management fee of 0.08%.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $182,421,507. Collateral of $184,563,594 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,883,396,205
                                 ==============
Gross unrealized appreciation    $   72,483,823
Gross unrealized depreciation      (524,332,906)
                                 --------------
Net unrealized depreciation      $ (451,849,083)
                                 ==============


                      26 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMON STOCKS--98.6%
CONSUMER DISCRETIONARY--18.1%
AUTO COMPONENTS--1.0%
American Axle & Manufacturing Holdings,
   Inc.(1)                                              99,600   $       131,472
Amerigon, Inc.(1, 2)                                     2,800            10,360
ArvinMeritor, Inc.                                     157,971           124,797
Autoliv, Inc.                                           66,100         1,227,477
Cooper Tire & Rubber Co.                               159,676           645,091
Drew Industries, Inc.(1, 2)                             42,900           372,372
Exide Technologies(2)                                   72,600           217,800
Federal-Mogul Corp.(2)                                   1,691            11,296
Fuel Systems Solutions, Inc.(1, 2)                      18,879           254,489
Gentex Corp.                                             8,200            81,672
Goodyear Tire & Rubber Co. (The)(1, 2)                  66,800           418,168
Lear Corp.(2)                                          146,400           109,800
Modine Manufacturing Co.                                24,474            61,185
Shiloh Industries, Inc.(2)                               2,700             5,535
Stoneridge, Inc.(2)                                     44,487            93,868
Superior Industries International, Inc.                 24,600           291,510
Tenneco, Inc.(2)                                       136,400           222,332
TRW Automotive Holdings Corp.(2)                       181,400           584,108
WABCO Holdings, Inc.                                    81,735         1,006,158
                                                                 ---------------
                                                                       5,869,490
                                                                 ---------------
AUTOMOBILES--0.3%
Thor Industries, Inc.                                   89,200         1,393,304
Winnebago Industries, Inc.                              35,600           189,036
                                                                 ---------------
                                                                       1,582,340
                                                                 ---------------
DISTRIBUTORS--0.0%
Core-Mark Holding Co., Inc.(2)                           5,500           100,210
DIVERSIFIED CONSUMER SERVICES--0.6%
Career Education Corp.(1, 2)                            34,500           826,620
Hillenbrand, Inc.                                        7,300           116,873
Noah Education Holdings Ltd., ADR(1)                    19,500            58,695
Pre-Paid Legal Services, Inc.(1, 2)                      3,305            95,944
Regis Corp.                                             88,960         1,285,472
Service Corp. International                             53,600           187,064
Steiner Leisure Ltd.(2)                                 24,738           603,855
Stewart Enterprises, Inc.(1)                            97,800           316,872
Universal Technical Institute, Inc.(1, 2)                7,400            88,800
                                                                 ---------------
                                                                       3,580,195
                                                                 ---------------
HOTELS, RESTAURANTS & LEISURE--2.8%
AFC Enterprises, Inc.(2)                                 5,200            23,452
Ameristar Casinos, Inc.(1)                              13,200           166,056
Bally Technologies, Inc.(2)                             26,300           484,446
BJ's Restaurants, Inc.(1, 2)                            18,855           262,273
Bob Evans Farms, Inc.(1)                                73,814         1,654,910


                  1 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Boyd Gaming Corp.(1)                                   172,217   $       642,369
Brinker International, Inc.(1)                         103,320         1,560,132
Buffalo Wild Wings, Inc.(2)                              2,100            76,818
California Pizza Kitchen, Inc.(2)                       37,800           494,424
CEC Entertainment, Inc.(2)                              43,170         1,117,240
Cheesecake Factory, Inc. (The)(1, 2)                    12,742           145,896
Churchill Downs, Inc.                                    3,400           102,204
CKE Restaurants, Inc.                                   67,800           569,520
Cracker Barrel Old Country Store, Inc.(1)               34,650           992,376
Denny's Corp.(2)                                       175,200           292,584
DineEquity, Inc.(1)                                     17,000           201,620
Dover Downs Gaming & Entertainment, Inc.                 2,100             6,447
Gaylord Entertainment Co., Cl. A(2)                     14,900           124,117
International Game Technology                           14,000           129,080
International Speedway Corp., Cl. A                     20,400           450,024
Interval Leisure Group, Inc.(2)                         12,620            66,886
Isle of Capri Casinos, Inc.(1, 2)                       16,500            87,285
Jack in the Box, Inc.(2)                                15,800           367,982
Krispy Kreme Doughnuts, Inc.(1, 2)                      57,700            92,320
Life Time Fitness, Inc.(2)                              32,921           413,488
Marcus Corp. (The)                                      18,000           153,000
Morgans Hotel Group Co.(2)                               3,500            10,885
O'Charley's, Inc.                                        5,400            16,254
Orient-Express Hotel Ltd., Cl. A(1)                     63,400           259,940
Panera Bread Co., Cl. A(1, 2)                            5,100           285,090
Papa John's International, Inc.(1, 2)                    5,000           114,350
Pinnacle Entertainment, Inc.(1, 2)                      61,900           435,776
Red Robin Gourmet Burgers, Inc.(1, 2)                   33,662           593,461
Royal Caribbean Cruises Ltd.(1)                         46,700           374,067
Ruby Tuesday, Inc.(2)                                   52,000           151,840
Shuffle Master, Inc.(2)                                 31,996            91,829
Sonic Corp.(2)                                          15,400           154,308
Speedway Motorsports, Inc.                              35,479           419,362
Steak n Shake Co. (The)(1, 2)                           29,500           223,315
Texas Roadhouse, Inc., Cl. A(2)                          7,700            73,381
Town Sports International Holdings,
   Inc.(1, 2)                                            9,300            27,807
Vail Resorts, Inc.(1, 2)                                30,000           612,900
WMS Industries, Inc.(1, 2)                              48,314         1,010,246
Wyndham Worldwide Corp.                                143,543           602,881
                                                                 ---------------
                                                                      16,134,641
                                                                 ---------------
HOUSEHOLD DURABLES--1.8%
American Greetings Corp., Cl. A(1)                     163,355           826,576
Beazer Homes USA, Inc.(1, 2)                            60,100            60,701
Blyth, Inc.                                             26,774           699,605


                  2 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
HOUSEHOLD DURABLES CONTINUED
Brookfield Homes Corp.(1)                                3,300   $        11,385
Cavco Industries, Inc.(1, 2)                             3,700            87,320
Centex Corp.(1)                                         48,500           363,750
Champion Enterprises, Inc.(2)                          132,900            63,792
CSS Industries, Inc.(1)                                 12,750           216,750
Ethan Allen Interiors, Inc.(1)                          20,700           233,082
Furniture Brands International, Inc.(1)                 81,300           119,511
Garmin Ltd.(1)                                           2,800            59,388
Harman International Industries, Inc.                   73,200           990,396
Helen of Troy Ltd.(2)                                   43,299           595,361
Hooker Furniture Corp.                                  20,210           170,572
Hovnanian Enterprises, Inc., Cl. A(1, 2)               164,798           257,085
Jarden Corp.(2)                                         46,000           582,820
KB Home(1)                                              35,300           465,254
La-Z-Boy, Inc.                                          98,749           123,436
Lennar Corp., Cl. A(1)                                 143,100         1,074,681
M/I Homes, Inc.(1)                                      29,836           208,554
Meritage Homes Corp.(1, 2)                              53,300           608,686
Mohawk Industries, Inc.(2)                               1,700            50,779
National Presto Industries, Inc.                         8,500           518,585
Palm Harbor Homes, Inc.(1, 2)                            6,600            14,718
Ryland Group, Inc. (The)(1)                             52,000           866,320
Sealy Corp.(2)                                          59,220            88,238
Standard Pacific Corp.(2)                               31,500            27,720
Tempur-Pedic International, Inc.(1)                     40,200           293,460
Tupperware Brands Corp.                                 29,200           496,108
Whirlpool Corp.(1)                                       5,200           153,868
                                                                 ---------------
                                                                      10,328,501
                                                                 ---------------
INTERNET & CATALOG RETAIL--0.9%
1-800-FLOWERS.com, Inc.(2)                              79,700           164,979
Bidz.com, Inc.(1, 2)                                     4,100            16,482
Blue Nile, Inc.(1, 2)                                   19,600           590,940
Expedia, Inc.(1, 2)                                     55,900           507,572
Gaiam, Inc.(1, 2)                                        8,300            27,224
HSN, Inc.(2)                                            19,820           101,875
Liberty Media Corp.-Interactive, Series A(2)            80,500           233,450
NetFlix.com, Inc.(1, 2)                                 35,000         1,502,200
NutriSystem, Inc.(1)                                    49,020           699,515
Orbitz Worldwide, Inc.(2)                               35,400            45,666
Overstock.com, Inc.(1, 2)                               33,289           304,594
PetMed Express, Inc.(1, 2)                              24,700           407,056
Shutterfly, Inc.(2)                                     19,200           179,904
Stamps.com, Inc.(2)                                     39,783           385,895


                  3 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INTERNET & CATALOG RETAIL CONTINUED
Ticketmaster Entertainment, Inc.(2)                     43,620   $       160,958
                                                                 ---------------
                                                                       5,328,310
                                                                 ---------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Brunswick Corp.(1)                                     277,300           956,685
Callaway Golf Co.                                      154,200         1,107,156
Eastman Kodak Co.(1)                                    84,280           320,264
JAKKS Pacific, Inc.(2)                                  56,000           691,600
Leapfrog Enterprises, Inc.(2)                           79,800           110,124
Polaris Industries, Inc.                                36,200           776,128
RC2 Corp.(2)                                            15,500            81,685
Smith & Wesson Holding Corp.(2)                         11,700            70,434
Steinway Musical Instruments, Inc.(2)                   10,627           127,205
                                                                 ---------------
                                                                       4,241,281
                                                                 ---------------
MEDIA--1.1%
Arbitron, Inc.                                           9,000           135,090
Ascent Media Corp., Cl. A(2)                             3,300            82,500
Belo Corp., Cl. A                                      139,600            85,156
CBS Corp., Cl. B                                        25,100            96,384
Central European Media Enterprises Ltd.,
   Cl. A(1, 2)                                          10,600           121,476
Clear Channel Outdoor Holdings, Inc.,
   Cl. A(2)                                             25,600            93,952
Cox Radio, Inc., Cl. A(1, 2)                            56,885           233,229
CTC Media, Inc.(2)                                       4,600            20,976
Cumulus Media, Inc., Cl. A(2)                           24,100            24,341
Discovery Communications, Inc.(2)                        3,600            57,672
Dish Network Corp., Cl. A(2)                            20,400           226,644
Entercom Communications Corp.                           10,300            11,330
Entravision Communications Corp.(2)                    133,515            34,714
EW Scripps Co. (The), Cl. A(1)                          60,700            81,945
Fisher Communications, Inc.                                900             8,784
Gannett Co., Inc.(1)                                    15,400            33,880
Global Sources Ltd.(2)                                  51,189           199,125
Harte-Hanks, Inc.(1)                                    38,700           207,045
Hearst-Argyle Television, Inc.                           4,100            17,056
Journal Communications, Inc.                            22,100            16,575
Knology, Inc.(2)                                        15,400            63,448
Liberty Media Holding Corp.-Capital,
   Series A(2)                                          18,600           129,828
Lin TV Corp., Cl. A(2)                                  27,500            30,800
Live Nation, Inc.(2)                                    68,600           183,162
McClatchy Co., Cl. A(1)                                 71,300            34,937
Media General, Inc., Cl. A(1)                           19,553            37,542
Mediacom Communications Corp.(2)                        52,800           212,784
Meredith Corp.(1)                                       94,100         1,565,824
National CineMedia, Inc.                                37,510           494,382
Scholastic Corp.(1)                                     75,300         1,134,771


                  4 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
MEDIA CONTINUED
Scripps Networks Interactive, Cl. A                      2,700   $        60,777
Sinclair Broadcast Group, Inc., Cl. A                  125,199           128,955
Valassis Communications, Inc.(2)                         9,000            14,130
Warner Music Group Corp.(2)                             85,000           199,750
                                                                 ---------------
                                                                       6,078,964
                                                                 ---------------
MULTILINE RETAIL--0.6%
Big Lots, Inc.(1, 2)                                    60,100         1,248,878
Dillard's, Inc., Cl. A(1)                              211,186         1,203,760
Family Dollar Stores, Inc.                               1,800            60,066
Fred's, Inc.(1)                                         91,498         1,032,097
Retail Ventures, Inc.(2)                                 3,200             4,864
Sears Holdings Corp.(1, 2)                               1,400            63,994
                                                                 ---------------
                                                                       3,613,659
                                                                 ---------------
SPECIALTY RETAIL--6.2%
Aaron Rents, Inc.                                          800            21,328
Abercrombie & Fitch Co., Cl. A(1)                       17,400           414,120
Aeropostale, Inc.(2)                                    59,600         1,582,976
America's Car-Mart, Inc.(1, 2)                          19,530           265,413
American Eagle Outfitters, Inc.                         15,700           192,168
AnnTaylor Stores Corp.(1, 2)                           238,400         1,239,680
Asbury Automotive Group, Inc.                           61,400           264,634
AutoNation, Inc.(1, 2)                                  43,600           605,168
Barnes & Noble, Inc.(1)                                 59,000         1,261,420
bebe stores, inc.                                       56,100           374,187
Big 5 Sporting Goods Corp.                               2,826            16,589
Blockbuster, Inc., Cl. A(2)                             71,500            51,480
Books-A-Million, Inc.                                    3,100            14,260
Borders Group, Inc.(2)                                  69,792            43,969
Brown Shoe Co., Inc.(1)                                140,775           527,906
Buckle, Inc. (The)(1)                                   62,800         2,005,204
Cabela's, Inc.(1, 2)                                    26,100           237,771
Cato Corp., Cl. A                                       29,400           537,432
Charlotte Russe Holding, Inc.(2)                        29,300           238,795
Charming Shoppes, Inc.(1, 2)                           117,227           164,118
Chico's FAS, Inc.(2)                                    84,700           454,839
Children's Place Retail Stores, Inc.(1, 2)              78,300         1,713,987
Christopher & Banks Corp.                               53,864           220,304
Citi Trends, Inc.(1, 2)                                 45,927         1,051,269
Coldwater Creek, Inc.(2)                                98,800           247,988
Collective Brands, Inc.(2)                              35,300           343,822
Conn's, Inc.(1, 2)                                      24,671           346,381
Dress Barn, Inc. (The)(1, 2)                           140,904         1,731,710
Finish Line, Inc. (The), Cl. A                         123,200           815,584
Foot Locker, Inc.                                       74,900           784,952


                  5 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
SPECIALTY RETAIL CONTINUED
GameStop Corp., Cl. A(2)                                 4,600   $       128,892
Genesco, Inc.(1, 2)                                     52,700           992,341
Group 1 Automotive, Inc.(1)                             64,489           900,911
Guess?, Inc.                                             8,700           183,396
Gymboree Corp.(1, 2)                                    14,700           313,845
Haverty Furniture Cos., Inc.(1)                         59,000           621,270
hhgregg, Inc.(2)                                        13,900           196,685
Hibbett Sports, Inc.(1, 2)                              18,400           353,648
Hot Topic, Inc.(1, 2)                                   85,820           960,326
Jo-Ann Stores, Inc.(2)                                  41,817           683,290
Limited Brands, Inc.                                    24,500           213,150
Lumber Liquidators, Inc.(1, 2)                           7,100            90,525
Men's Wearhouse, Inc. (The)(1)                          89,700         1,358,058
Monro Muffler Brake, Inc.                                3,980           108,773
New York & Co., Inc.(2)                                 96,086           341,105
Office Depot, Inc.(2)                                  318,100           416,711
OfficeMax, Inc.                                         99,000           308,880
Pacific Sunwear of California, Inc.(2)                 122,000           202,520
Penske Automotive Group, Inc.(1)                       101,300           945,129
Pep Boys-Manny, Moe & Jack(1)                           81,188           358,039
RadioShack Corp.                                        10,100            86,557
Rent-A-Center, Inc.(2)                                  97,200         1,882,764
Sally Beauty Holdings, Inc.(1, 2)                      138,100           784,408
Signet Jewelers Ltd.                                     2,050            23,473
Sonic Automotive, Inc.(1)                               56,300            90,080
Stage Stores, Inc.                                      97,788           985,703
Systemax, Inc.(1, 2)                                    45,300           585,276
Talbots, Inc. (The)(1)                                 115,100           404,001
Tractor Supply Co.(1, 2)                                34,505         1,244,250
Tween Brands, Inc.(2)                                   45,600            97,584
Ulta Salon, Cosmetics & Fragrance, Inc.(2)               2,500            16,550
Wet Seal, Inc., Cl. A(1, 2)                            208,700           701,232
Williams-Sonoma, Inc.(1)                               145,500         1,466,640
Zale Corp.(1, 2)                                        74,400           145,080
Zumiez, Inc.(1, 2)                                      24,200           234,740
                                                                 ---------------
                                                                      36,195,286
                                                                 ---------------
TEXTILES, APPAREL & LUXURY GOODS--2.1%
American Apparel, Inc.(1, 2)                            11,500            33,580
Carter's, Inc.(2)                                       23,600           443,916
Coach, Inc.(1, 2)                                       22,200           370,740
Crocs, Inc.(2)                                          36,900            43,911
FGX International Holdings Ltd.(2)                         500             5,810
Fossil, Inc.(2)                                         14,700           230,790


                  6 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
TEXTILES, APPAREL & LUXURY GOODS CONTINUED
Iconix Brand Group, Inc.(2)                              4,760   $        42,126
Jones Apparel Group, Inc.                              218,939           923,923
K-Swiss, Inc., Cl. A                                    12,100           103,334
Kenneth Cole Productions, Inc., Cl. A                   11,200            71,568
Liz Claiborne, Inc.                                    372,303           919,588
Maidenform Brands, Inc.(2)                              27,600           252,816
Movado Group, Inc.                                      16,088           121,304
Oxford Industries, Inc.                                 25,300           156,101
Perry Ellis International, Inc.(2)                      35,100           121,446
Phillips/Van Heusen Corp.                               72,000         1,632,960
Polo Ralph Lauren Corp., Cl. A                           3,900           164,775
Quicksilver, Inc.(2)                                   300,200           384,256
Skechers USA, Inc., Cl. A(2)                            84,000           560,280
Steven Madden Ltd.(2)                                   28,400           533,352
Timberland Co., Cl. A(2)                                98,600         1,177,284
True Religion Apparel, Inc.(1, 2)                       10,200           120,462
Unifi, Inc.(2)                                          65,400            41,856
UniFirst Corp.                                          15,354           427,455
Volcom, Inc.(2)                                         11,500           111,550
Warnaco Group, Inc. (The)(2)                            85,704         2,056,896
Wolverine World Wide, Inc.                              66,150         1,030,617
                                                                 ---------------
                                                                      12,082,696
                                                                 ---------------
CONSUMER STAPLES--2.3%
BEVERAGES--0.1%
Boston Beer Co., Inc., Cl. A(1, 2)                       7,200           150,192
Central European Distribution Corp.(2)                  16,551           178,089
Coca-Cola Bottling Co. Consolidated                        100             5,205
Hansen Natural Corp.(2)                                  1,600            57,600
                                                                 ---------------
                                                                         391,086
                                                                 ---------------
FOOD & STAPLES RETAILING--0.6%
Andersons, Inc. (The)                                    7,700           108,878
Arden Group, Inc., Cl. A                                 1,405           164,160
Casey's General Stores, Inc.                             9,100           242,606
Great Atlantic & Pacific Tea Co.,
   Inc. (The)(2)                                        15,444            82,008
Ingles Markets, Inc., Cl. A                              9,100           135,863
Nash Finch Co.(1)                                       18,500           519,665
Pantry, Inc. (The)(2)                                   52,600           926,286
PriceSmart, Inc.                                         1,000            18,010
Ruddick Corp.                                            1,000            22,450
Spartan Stores, Inc.                                    13,700           211,117
SUPERVALU, Inc.                                         16,000           228,480
Weis Markets, Inc.                                         789            24,491
Whole Foods Market, Inc.(1)                             45,500           764,400
Winn-Dixie Stores, Inc.(2)                              12,300           117,588
                                                                 ---------------
                                                                       3,566,002
                                                                 ---------------


                  7 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
FOOD PRODUCTS--0.6%
Agria Corp., ADR(2)                                        965   $         1,090
Bunge Ltd.                                               2,200           124,630
Chiquita Brands International, Inc.(1, 2)               85,453           566,553
ConAgra Foods, Inc.                                      3,700            62,419
Darling International, Inc.(2)                         217,900           808,409
Del Monte Foods Co.                                     35,400           258,066
Diamond Foods, Inc.(1)                                  16,200           452,466
Fresh Del Monte Produce, Inc.(2)                        15,300           251,226
J&J Snack Foods Corp.                                    3,400           117,606
Lancaster Colony Corp.                                   1,700            70,516
Omega Protein Corp.(2)                                  36,622            96,682
Ralcorp Holdings, Inc.(2)                                5,700           307,116
Reddy Ice Holdings, Inc.                                 5,400             7,938
Smithfield Foods, Inc.(2)                               17,400           164,604
                                                                 ---------------
                                                                       3,289,321
                                                                 ---------------
HOUSEHOLD PRODUCTS--0.1%
Central Garden & Pet Co., Cl. A(2)                      70,863           532,890
WD-40 Co.                                               14,086           340,036
                                                                 ---------------
                                                                         872,926
                                                                 ---------------
PERSONAL PRODUCTS--0.7%
American Oriental Bioengineering, Inc.(1, 2)           138,700           535,382
Bare Escentuals, Inc.(2)                                58,900           241,490
Elizabeth Arden, Inc.(2)                                28,235           164,610
Herbalife Ltd.                                          83,800         1,255,324
Inter Parfums, Inc.                                     27,450           160,034
NBTY, Inc.(2)                                           87,300         1,229,184
Nu Skin Asia Pacific, Inc., Cl. A                       15,200           159,448
Prestige Brands Holdings, Inc.(2)                       73,900           382,802
                                                                 ---------------
                                                                       4,128,274
                                                                 ---------------
TOBACCO--0.2%
Universal Corp.                                         36,200         1,083,104
ENERGY--6.8%
ENERGY EQUIPMENT & SERVICES--3.4%
Allis-Chalmers Energy, Inc.(1, 2)                       57,800           111,554
Basic Energy Services, Inc.(1, 2)                       69,100           447,077
BJ Services Co.(1)                                      27,000           268,650
Bristow Group, Inc.(1, 2)                                3,400            72,862
Bronco Drilling Co., Inc.(2)                            19,434           102,223
Complete Production Services, Inc.(2)                  121,600           374,528
Dawson Geophysical Co.(2)                               13,700           184,950
Dresser-Rand Group, Inc.(2)                             22,800           503,880
Dril-Quip, Inc.(2)                                      33,900         1,040,730
ENGlobal Corp.(2)                                       37,100           168,434
ENSCO International, Inc.                               13,165           347,556
Exterran Holdings, Inc.(1, 2)                           69,900         1,119,798


                  8 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
ENERGY EQUIPMENT & SERVICES CONTINUED
Forbes Energy Services Ltd.(2)                          23,600   $         9,921
Forbes Energy Services Ltd., Legend
   Shares(2, 3)                                        101,800            42,793
Global Industries Ltd.(2)                              158,200           607,488
Gulf Island Fabrication, Inc.                           42,674           341,819
Gulfmark Offshore, Inc.(2)                              37,074           884,586
Helix Energy Solutions Group, Inc.(2)                  195,100         1,002,814
Helmerich & Payne, Inc.(1)                               3,700            84,249
Hercules Offshore, Inc.(2)                              96,558           152,562
Hornbeck Offshore Services, Inc.(2)                     26,900           409,956
ION Geophysical Corp.(2)                                60,500            94,380
Key Energy Services, Inc.(2)                           258,700           745,056
Matrix Service Co.(1, 2)                                38,500           316,470
NATCO Group, Inc., Cl. A(2)                             18,628           352,628
Natural Gas Services Group(2)                           17,200           154,800
Newpark Resources, Inc.(2)                             132,297           334,711
Noble Corp.                                              2,900            69,861
North American Energy Partners, Inc.(2)                 18,900            57,645
Oceaneering International, Inc.(2)                       7,400           272,838
Oil States International, Inc.(2)                      104,100         1,397,022
Parker Drilling Co.(2)                                 228,400           420,256
Patterson-UTI Energy, Inc.(1)                           45,400           406,784
Pioneer Drilling Co.(2)                                 66,600           218,448
Precision Drilling Trust                               242,467           649,812
Pride International, Inc.(2)                            13,200           237,336
RPC, Inc.(1)                                             8,600            57,018
Seacor Holdings, Inc.(2)                                23,000         1,341,130
Superior Energy Services, Inc.(2)                       78,200         1,007,998
Superior Well Services, Inc.(2)                          3,700            18,981
T-3 Energy Services, Inc.(2)                            23,700           279,186
Technicoil Corp.(2)                                    126,700            32,157
Technicoil Corp., Legend Shares(2)                       7,100             1,802
Tetra Technologies, Inc.(2)                            159,650           518,863
Tidewater, Inc.                                          5,000           185,650
Union Drilling, Inc.(2)                                 30,948           117,602
Unit Corp.(2)                                           47,600           995,792
Weatherford International Ltd.(2)                       26,800           296,676
Willbros Group, Inc.(2)                                 77,350           750,295
                                                                 ---------------
                                                                      19,609,627
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS--3.4%
Abraxas Petroleum Corp.(2)                              14,300            14,729
Alberta Clipper Energy, Inc.(2)                          3,287             1,304
Alpha Natural Resources, Inc.(2)                        11,000           195,250
Arena Resources, Inc.(2)                                 1,500            38,220


                  9 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
ATP Oil & Gas Corp.(1, 2)                               74,700   $       383,211
Berry Petroleum Co., Cl. A(1)                          125,500         1,375,480
Bill Barrett Corp.(2)                                   28,800           640,512
BPZ Resources, Inc.(1, 2)                               26,100            96,570
Brigham Exploration Co.(1, 2)                           75,900           144,210
Callon Petroleum Co.(2)                                 49,004            53,414
Cano Petroleum, Inc.(2)                                  6,500             2,795
Carrizo Oil & Gas, Inc.(1, 2)                            8,600            76,368
Celtic Exploration Ltd., Legend Shares(2)                2,800            30,492
Cimarex Energy Co.(1)                                   34,600           635,948
Clean Energy Fuels Corp.(1, 2)                           9,600            58,464
Contango Oil & Gas Co.(1, 2)                             7,600           297,920
Crosstex Energy, Inc.                                   50,300            82,492
CVR Energy, Inc.(1, 2)                                  94,100           521,314
Delek US Holdings, Inc.                                 50,980           528,153
Delphi Energy Corp., Legend Shares(2)                    3,700             2,406
Denbury Resources, Inc.(1, 2)                           31,300           465,118
Encore Acquisition Co.(2)                               25,736           598,877
Energy Partners Ltd.(2)                                 33,632             3,027
EXCO Resources, Inc.(2)                                 10,700           107,000
Foundation Coal Holdings, Inc.                          54,500           782,075
Frontier Oil Corp.                                      64,900           830,071
Frontline Ltd.(1)                                        4,300            74,777
Galleon Energy, Inc., Cl. A(2)                          66,550           190,550
Galleon Energy, Inc., Subscription Receipts,
   Legend Shares(2)                                     11,250            32,212
Gasco Energy, Inc.(2)                                   89,600            34,944
General Maritime Corp.                                  35,686           249,802
GeoResources, Inc.(2)                                    8,400            56,448
Gran Tierra Energy, Inc.(2)                             16,400            41,164
Great Plains Exploration, Inc.(2)                       32,360             5,390
Gulfport Energy Corp.(2)                                 9,724            22,560
Holly Corp.(1)                                          38,100           807,720
Houston American Energy Corp.                            1,600             2,976
International Coal Group, Inc.(1, 2)                    31,500            50,715
Jura Energy Corp., Legend Shares(2)                    110,300            12,248
Knightsbridge Tankers Ltd.                              28,300           411,765
Mariner Energy, Inc.(2)                                147,400         1,142,350
Massey Energy Co.                                       37,000           374,440
McMoRan Exploration Co.(1, 2)                           60,700           285,290
Meridian Resource Corp. (The)(2)                        44,200             9,282
Midnight Oil Exploration Ltd.(2)                        45,050            28,585
Overseas Shipholding Group, Inc.                        25,703           582,687
Paramount Resources Ltd., Cl. A(2)                       4,500            21,522
Penn Virginia Corp.                                     20,200           221,796


                 10 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Petroleum Development Corp.(2)                           6,847   $        80,863
PetroQuest Energy, Inc.(1, 2)                           82,800           198,720
Quicksilver Resources, Inc.(1, 2)                       81,000           448,740
Rentech, Inc.(2)                                        11,700             6,435
Rosetta Resources, Inc.(2)                             127,000           628,650
SandRidge Energy, Inc.(2)                               62,700           413,193
St. Mary Land & Exploration Co.(1)                      29,685           392,733
Stone Energy Corp.(2)                                  107,084           356,590
Swift Energy Co.(1, 2)                                  68,600           500,780
Teekay Corp.                                             7,686           109,372
Teekay Tankers Ltd., Cl. A                              20,500           194,955
Tesoro Corp.(1)                                         13,421           180,781
Tristar Oil & Gas Ltd.(2)                                4,800            35,140
Tusk Energy Corp.(2)                                    38,312            64,724
Tusk Energy Corp., Legend Shares(2, 4)                  21,300            35,984
Tusk Energy Corp., Legend Shares(2)                     77,900           131,605
USEC, Inc.(1, 2)                                        47,400           227,520
VAALCO Energy, Inc.(2)                                 140,400           742,716
Venoco, Inc.(1, 2)                                       7,500            24,600
Vero Energy, Inc.(2)                                    50,382           131,070
W&T Offshore, Inc.(1)                                   98,300           604,545
Walter Industries, Inc.                                 10,200           233,274
Warren Resources, Inc.(2)                               25,700            24,672
Western Refining, Inc.(1)                               84,300         1,006,542
Westmoreland Coal Co.(2)                                 3,800            27,246
Whiting Petroleum Corp.(2)                               8,700           224,895
Williams (Clayton) Energy, Inc.(2)                       1,900            55,556
                                                                 ---------------
                                                                      19,706,544
                                                                 ---------------
FINANCIALS--13.3%
CAPITAL MARKETS--1.3%
Affiliated Managers Group, Inc.(2)                       5,300           221,063
Ameriprise Financial, Inc.                              14,000           286,860
BGC Partners, Inc., Cl. A                                4,400             9,724
Cohen & Steers, Inc.(1)                                 21,318           237,909
E*TRADE Financial Corp.(1, 2)                          356,000           455,680
Eaton Vance Corp.                                        6,400           146,240
Evercore Partners, Inc., Cl. A                           2,700            41,715
GAMCO Investors, Inc., Cl. A(1)                          8,640           282,096
GFI Group, Inc.                                         33,300           106,893
Invesco Ltd.                                             4,600            63,756
Investment Technology Group, Inc.(2)                    19,000           484,880
Janus Capital Group, Inc.                               68,000           452,200
KBW, Inc.(2)                                             9,400           191,290
Knight Capital Group, Inc., Cl. A(2)                    43,142           635,913


                 11 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
CAPITAL MARKETS CONTINUED
LaBranche & Co., Inc.(2)                               141,100   $       527,714
MF Global Ltd.(2)                                       23,400            98,982
NGP Capital Resources Co.                                5,200            25,844
Penson Worldwide, Inc.(2)                               25,900           166,537
Piper Jaffray Cos., Inc.(1, 2)                          10,200           263,058
Sanders Morris Harris Group, Inc.                        5,700            22,230
SEI Investments Co.                                      9,700           118,437
Stifel Financial Corp.(1, 2)                            19,550           846,711
SWS Group, Inc.                                         63,856           991,684
Teton Advisors, Inc.(2, 4)                                 131               298
thinkorswim Group, Inc.(2)                              23,300           201,312
Thomas Weisel Partners Group, Inc.(2)                    4,600            16,468
Tradestation Group, Inc.(2)                              7,400            48,840
U.S. Global Investors, Inc., Cl. A                       1,200             5,844
Virtus Investment Partners, Inc.(1, 2)                   4,349            28,312
Waddell & Reed Financial, Inc., Cl. A                   41,500           749,905
                                                                 ---------------
                                                                       7,728,395
                                                                 ---------------
COMMERCIAL BANKS--2.7%
1st Source Corp.                                         1,864            33,645
Amcore Financial, Inc.                                   6,534            10,454
BancFirst Corp.                                          3,600           131,040
Banco Latinoamericano de Exportaciones
   SA, Cl. E                                             4,900            45,913
Boston Private Financial Holdings, Inc.(1)              32,478           113,998
CapitalSource, Inc.                                    189,080           230,678
Capitol Bancorp Ltd.(1)                                  2,860            11,869
Cascade Bancorp(1)                                       6,900            11,247
Cathay Bancorp, Inc.(1)                                 29,600           308,728
Central Pacific Financial Corp.(1)                      59,600           333,760
Chemical Financial Corp.(1)                             11,700           243,477
Citizens Republic Bancorp, Inc.(2)                      49,100            76,105
City Bank(1)                                             4,100            13,530
City Holding Co.                                        23,800           649,502
CoBiz Financial, Inc.(1)                                 9,500            49,875
Colonial BancGroup, Inc. (The)(1)                      132,700           119,430
Columbia Banking System, Inc.(1)                        11,900            76,160
Community Bank System, Inc.(1)                          39,500           661,625
Community Trust Bancorp, Inc.                           15,500           414,625
East West Bancorp, Inc.(1)                              86,918           397,215
First Community Bancshares, Inc.                         6,500            75,855
First Financial Bancorp                                 15,600           148,668
First Horizon National Corp.(1)                         32,377           347,729
First Merchants Corp.                                   21,700           234,143
First Midwest Bancorp, Inc.(1)                          42,100           361,639
First Security Group, Inc.                              14,300            48,191
FirstMerit Corp.                                        10,900           198,380


                 12 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMERCIAL BANKS CONTINUED
Frontier Financial Corp.(1)                             61,570   $        67,727
Greene Bankshares, Inc.(1)                               8,450            74,360
Guaranty Bancorp(2)                                     11,100            19,425
Hancock Holding Co.                                      1,900            59,432
Hanmi Financial Corp.                                   16,100            20,930
Huntington Bancshares, Inc.                             50,000            83,000
IBERIABANK Corp.(1)                                      2,200           101,068
Independent Bank Corp.(1)                                3,856            56,876
International Bancshares Corp.(1)                       27,600           215,280
MainSource Financial Group, Inc.                         9,800            78,792
MB Financial, Inc.                                       8,200           111,520
National Penn Bancshares, Inc.(1)                       90,600           751,980
NBT Bancorp, Inc.(1)                                    11,600           251,024
Old National Bancorp(1)                                 35,890           400,891
Old Second Bancorp, Inc.(1)                                600             3,810
Oriental Financial Group, Inc.                          31,100           151,768
Pacific Capital Bancorp(1)                             102,000           690,540
PacWest Bancorp(1)                                      42,200           604,726
Park National Corp.                                        400            22,300
Popular, Inc.(1)                                       178,800           389,784
Porter Bancorp, Inc.                                     2,520            28,728
Prosperity Bancshares, Inc.                                100             2,735
Provident Bankshares Corp.(1)                           76,100           536,505
Regions Financial Corp.                                 68,200           290,532
Renasant Corp.                                           7,700            96,712
Republic Bancorp, Inc., Cl. A(1)                         8,700           162,429
Sandy Spring Bancorp, Inc.(1)                            9,100           101,556
Santander BanCorp                                        8,300            65,404
Simmons First National Corp.                            10,500           264,495
South Financial Group, Inc. (The)(1)                    84,500            92,950
Southside Bancshares, Inc.                               9,300           175,770
Sterling Bancorp                                        38,700           383,130
Sterling Financial Corp., Western US(1)                 41,600            86,112
Susquehanna Bancshares, Inc.(1)                         76,500           713,745
Tompkins Financial Corp.(1)                              9,630           414,090
TowneBank(1)                                             8,100           132,273
UCBH Holdings, Inc.(1)                                  95,600           144,356
UMB Financial Corp.                                      2,500           106,225
Umpqua Holdings Corp.(1)                                11,400           103,284
United Bankshares, Inc.(1)                               8,200           141,368
United Community Banks, Inc.(1, 2)                      43,036           179,030
Webster Financial Corp.(1)                              84,500           359,125
WesBanco, Inc.(1)                                       17,200           392,676
West Coast Bancorp                                       4,208             9,342
Westamerica Bancorp                                      3,600           164,016


                 13 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMERCIAL BANKS CONTINUED
Western Alliance Bancorp(1, 2)                          19,308   $        88,044
Whitney Holding Corp.(1)                                36,000           412,200
Wintrust Financial Corp.(1)                             26,500           325,950
Zions Bancorp                                           17,200           169,076
                                                                 ---------------
                                                                      15,644,572
                                                                 ---------------
CONSUMER FINANCE--0.7%
Advance America Cash Advance Centers, Inc.               3,500             5,915
Advanta Corp., Cl. B                                    38,250            25,245
AmeriCredit Corp.(1, 2)                                148,200           868,452
Capital One Financial Corp.                              5,200            63,648
Cash America International, Inc.                        65,282         1,022,316
Discover Financial Services                             44,500           280,795
Dollar Financial Corp.(1, 2)                            17,285           164,553
EZCORP, Inc., Cl. A(2)                                  13,090           151,451
First Cash Financial Services, Inc.(1, 2)               15,600           232,752
First Marblehead Corp. (The)(2)                         42,200            54,438
Nelnet, Inc., Cl. A(2)                                  18,200           160,888
Student Loan Corp. (The)                                 3,044           132,231
World Acceptance Corp.(1, 2)                            46,100           788,310
                                                                 ---------------
                                                                       3,950,994
                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
Asset Acceptance Capital Corp.(2)                       23,000           122,130
CIT Group, Inc.                                        258,987           738,113
Encore Capital Group, Inc.(2)                            4,600            20,838
Financial Federal Corp.(1)                              33,886           717,705
Interactive Brokers Group, Inc., Cl. A(2)               33,200           535,516
Life Partners Holdings, Inc.(1)                          9,100           155,246
MarketAxess Holdings, Inc.(2)                           17,400           132,936
NewStar Financial, Inc.(2)                               3,500             8,120
PHH Corp.(1, 2)                                        109,436         1,537,576
Pico Holdings, Inc.(2)                                   6,000           180,420
                                                                 ---------------
                                                                       4,148,600
                                                                 ---------------
INSURANCE--4.3%
Alleghany Corp.(2)                                         204            55,249
Allied World Assurance Holdings Ltd.                    18,440           701,273
American Equity Investment Life
   Holding Co.(1)                                       91,700           381,472
American Financial Group, Inc.                          13,000           208,650
American National Insurance Co.                          2,100           110,061
American Physicians Capital, Inc.                       19,250           787,710
Amerisafe, Inc.(2)                                      52,500           804,300
AmTrust Financial Services, Inc.                        57,500           549,125
Aspen Insurance Holdings Ltd.                           71,300         1,601,398
Assurant, Inc.                                          15,200           331,056
Assured Guaranty Ltd.(1)                                 8,600            58,222
Berkley (W.R.) Corp.                                     2,500            56,375


                 14 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INSURANCE CONTINUED
Citizens, Inc.(2)                                        3,900   $        28,353
CNA Financial Corp.(1)                                  23,300           213,428
CNA Surety Corp.(2)                                     38,900           717,316
Conseco, Inc.(2)                                       263,000           241,960
Delphi Financial Group, Inc., Cl. A                     76,137         1,024,804
eHealth, Inc.(2)                                         2,700            43,227
EMC Insurance Group, Inc.                                1,192            25,115
Employers Holdings, Inc.                                54,100           516,114
Endurance Specialty Holdings Ltd.                       11,600           289,304
FBL Financial Group, Inc., Cl. A(1)                     31,010           128,692
Fidelity National Title Group, Inc., Cl. A               2,900            56,579
First American Corp.                                     2,200            58,322
FPIC Insurance Group, Inc.(1, 2)                        15,900           588,777
Genworth Financial, Inc., Cl. A                         96,800           183,920
Hallmark Financial Services, Inc.(2)                     7,400            51,282
Hanover Insurance Group, Inc.                            1,900            54,758
Harleysville Group, Inc.                                16,300           518,503
Horace Mann Educators Corp.                             67,309           563,376
Infinity Property & Casualty Corp.                      20,800           705,744
IPC Holdings Ltd.                                       54,600         1,476,384
Lincoln National Corp.                                  11,000            73,590
Maiden Holdings Ltd.                                     2,080             9,298
Max Capital Group Ltd.                                 118,900         2,049,836
Meadowbrook Insurance Group, Inc.                       34,705           211,701
Mercury General Corp.                                    2,100            62,370
National Financial Partners Corp.                       27,000            86,400
National Interstate Corp.(1)                            10,000           169,100
National Western Life Insurance Co., Cl. A                 400            45,200
Navigators Group, Inc. (The)(2)                         12,700           599,186
NYMAGIC, Inc.                                              500             6,100
Old Republic International Corp.                         4,800            51,936
OneBeacon Insurance Group Ltd.                          32,580           314,723
Phoenix Cos., Inc. (The)                                98,294           115,004
Platinum Underwriters Holdings Ltd.                     45,900         1,301,724
PMA Capital Corp., Cl. A(2)                             14,900            62,133
Presidential Life Corp.                                 11,977            93,301
Principal Financial Group, Inc. (The)(1)                 8,100            66,258
ProAssurance Corp.(1, 2)                                12,100           564,102
Protective Life Corp.                                  179,600           942,900
Reinsurance Group of America, Inc.                       1,800            58,302
RLI Corp.(1)                                             7,900           396,580
Safety Insurance Group, Inc.                            19,200           596,736
Seabright Insurance Holdings, Inc.(2)                   30,891           323,120
Selective Insurance Group, Inc.                         45,072           548,076
StanCorp Financial Group, Inc.                          38,391           874,547
State Auto Financial Corp.                               4,300            75,680
Stewart Information Services Corp.                      14,774           288,093


                 15 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INSURANCE CONTINUED
Transatlantic Holdings, Inc.                             3,600   $       128,412
United America Indemnity Ltd., Cl. A(2)                 35,473           142,601
United Fire & Casualty Co.                               7,100           155,916
Unitrin, Inc.(1)                                        62,500           873,750
UnumProvident Corp.                                     21,400           267,500
White Mountains Insurance Group Ltd.                       300            51,573
XL Capital Ltd., Cl. A(1)                               36,900           201,474
                                                                 ---------------
                                                                      24,938,071
                                                                 ---------------
REAL ESTATE INVESTMENT TRUSTS--2.5%
Acadia Realty Trust                                      5,892            62,514
Agree Realty Corp.                                       9,000           141,210
Alexander's, Inc.(1)                                       300            51,114
Alexandria Real Estate Equities, Inc.(1)                13,300           484,120
American Campus Communities, Inc.                        4,900            85,064
Arbor Realty Trust, Inc.(1)                              3,800             2,736
Ashford Hospitality Trust                               55,500            85,470
Associated Estates Realty Corp.                          6,500            36,920
BioMed Realty Trust, Inc.                               55,730           377,292
Brandywine Realty Trust                                 33,914            96,655
Capital Lease Funding, Inc.(1)                          16,900            33,293
CBL & Associates Properties, Inc.(1)                    18,400            43,424
Cedar Shopping Centers, Inc.                            11,900            20,706
Colonial Properties Trust(1)                            11,100            42,291
Corporate Office Properties Trust                       12,000           297,960
DCT Industrial Trust, Inc.                              12,800            40,576
DiamondRock Hospitality Co.                             99,200           397,792
EastGroup Properties, Inc.                              15,300           429,471
Entertainment Properties Trust(1)                       36,140           569,566
Equity Lifestyle Properties, Inc.                        3,400           129,540
Equity One, Inc.(1)                                      4,200            51,198
Extra Space Storage, Inc.                               87,100           479,921
FelCor Lodging Trust, Inc.                              82,300           111,928
First Industrial Realty Trust, Inc.(1)                  49,400           121,030
First Potomac Realty Trust                               5,500            40,425
Glimcher Realty Trust                                    4,800             6,720
Healthcare Realty Trust, Inc.(1)                        41,200           617,588
Hersha Hospitality Trust                                11,800            22,420
Highwoods Properties, Inc.                              31,000           664,020
Home Properties of New York, Inc.(1)                    20,980           643,037
Inland Real Estate Corp.(1)                             52,000           368,680
Kite Realty Group Trust                                 25,200            61,740
LaSalle Hotel Properties(1)                             34,900           203,816
Lexington Realty Trust                                  43,400           103,292
LTC Properties, Inc.                                    16,700           292,918
Medical Properties Trust, Inc.(1)                       67,900           247,835
Mid-America Apartment Communities, Inc.                 20,800           641,264
National Health Investors, Inc.                          2,400            64,488


                 16 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
National Retail Properties, Inc.(1)                     46,900   $       742,896
Nationwide Health Properties, Inc.(1)                   29,400           652,386
Omega Healthcare Investors, Inc.(1)                     31,460           442,957
Parkway Properties, Inc.                                13,800           142,140
Pennsylvania Real Estate Investment Trust(1)            27,000            95,850
Post Properties, Inc.                                    5,600            56,784
Potlatch Corp.                                          16,010           371,272
PS Business Parks, Inc.                                  7,500           276,375
Ramco-Gershenson Properties Trust                        7,400            47,730
Realty Income Corp.(1)                                  26,800           504,376
Saul Centers, Inc.(1)                                    3,500            80,395
Senior Housing Properties Trust(1)                      72,400         1,015,048
SL Green Realty Corp.(1)                                67,500           729,000
Sovran Self Storage, Inc.                               17,000           341,360
Strategic Hotels & Resorts, Inc.(1)                     39,700            27,393
Sunstone Hotel Investors, Inc.(1)                       50,325           132,355
Tanger Factory Outlet Centers, Inc.                      6,690           206,453
Taubman Centers, Inc.                                   10,300           175,512
Universal Health Realty Income Trust                       600            17,538
Urstadt Biddle Properties, Inc., Cl. A                   1,400            18,788
Washington Real Estate Investment Trust                 15,900           275,070
                                                                 ---------------
                                                                      14,521,712
                                                                 ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Avatar Holdings, Inc.(1, 2)                              2,746            41,135
CB Richard Ellis Group, Inc., Cl. A(2)                  71,200           286,936
Consolidated-Tomoka Land Co.                               500            14,850
Forest City Enterprises, Inc., Cl. A(1)                 60,800           218,880
Forestar Group, Inc.(1, 2)                              21,600           165,240
Jones Lang LaSalle, Inc.                                36,600           851,316
Tejon Ranch Co.(2)                                         800            16,536
                                                                 ---------------
                                                                       1,594,893
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE--0.8%
Anchor BanCorp Wisconsin, Inc.(1)                       10,500            14,175
Bank Mutual Corp.                                       34,600           313,476
BankFinancial Corp.                                      1,584            15,792
Dime Community Bancshares, Inc.                         55,600           521,528
Encore Bancshares, Inc.(2)                               8,400            74,508
First Niagara Financial Group, Inc.                     12,300           134,070
First Place Financial Corp.                              4,648            15,617
Flagstar Bancorp, Inc.(2)                               15,900            11,925
Flushing Financial Corp.                                30,200           181,804
Hudson City Bancorp, Inc.                               22,300           260,687
MGIC Investment Corp.(1)                               228,599           324,611
NewAlliance Bancshares, Inc.                            11,400           133,836
OceanFirst Financial Corp.                               4,800            49,056
Ocwen Financial Corp.(1, 2)                             72,000           822,960


                 17 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
THRIFTS & MORTGAGE FINANCE CONTINUED
PMI Group, Inc. (The)                                  164,500   $       101,990
Provident Financial Services, Inc.                      55,700           602,117
Provident New York Bancorp                              36,000           307,800
Radian Group, Inc.(1)                                  177,400           322,868
TierOne Corp.                                            8,100            17,334
Tree.com, Inc.(2)                                        1,386             6,403
Trustco Bank Corp. NY                                    6,200            37,324
WSFS Financial Corp.                                     4,500           100,620
                                                                 ---------------
                                                                       4,370,501
                                                                 ---------------
HEALTH CARE--8.6%
BIOTECHNOLOGY--1.8%
Acorda Therapeutics, Inc.(1, 2)                         16,500           326,865
Alexion Pharmaceuticals, Inc.(1, 2)                     16,700           628,922
Allos Therapeutics, Inc.(2)                             38,270           236,509
Alnylam Pharmaceuticals, Inc.(2)                         9,900           188,496
Anadys Pharmaceuticals, Inc.(2)                          7,100            48,209
ArQule, Inc.(2)                                          5,600            23,184
Array BioPharma, Inc.(2)                                18,400            48,576
Celldex Therapeutics, Inc.(2)                           10,475            68,192
Cepheid, Inc.(1, 2)                                     14,500           100,050
Cubist Pharmaceuticals, Inc.(2)                         52,800           863,808
CV Therapeutics, Inc.(2)                                38,500           765,380
Dendreon Corp.(1, 2)                                    20,200            84,840
Emergent Biosolutions, Inc.(1, 2)                       36,010           486,495
Enzon Pharmaceuticals, Inc.(1, 2)                       74,500           452,215
Facet Biotech Corp.(2)                                  26,020           247,190
Geron Corp.(1, 2)                                       57,400           256,578
GTx, Inc.(1, 2)                                         13,900           147,062
Human Genome Sciences, Inc.(2)                         137,500           114,125
ImmunoGen, Inc.(2)                                       4,700            33,370
Incyte Corp.(1, 2)                                      67,900           158,886
Indevus Pharmaceuticals, Inc.(2)                         2,500                25
InterMune, Inc.(2)                                       9,000           147,960
Isis Pharmaceuticals, Inc.(1, 2)                         5,600            84,056
Ligand Pharmaceuticals, Inc., Cl. B(2)                  24,700            73,606
MannKind Corp.(1, 2)                                    24,392            84,884
Martek Biosciences Corp.(1)                             34,419           628,147
Momenta Pharmaceuticals, Inc.(1, 2)                     48,900           538,389
Myriad Genetics, Inc.(2)                                22,500         1,023,075
Nabi Biopharmaceuticals, Inc.(2)                         7,800            28,860
NPS Pharmaceuticals, Inc.(2)                            12,900            54,180
OSI Pharmaceuticals, Inc.(1, 2)                         11,000           420,860
Osiris Therapeutics, Inc.(1, 2)                         16,900           233,220


                 18 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
BIOTECHNOLOGY CONTINUED
PDL BioPharma, Inc.                                    112,000   $       792,960
Progenics Pharmaceuticals, Inc.(1, 2)                   26,589           175,222
Rigel Pharmaceuticals, Inc.(2)                          21,500           132,010
RXi Pharmaceuticals Corp.(1, 2)                          3,885            19,775
Sangamo BioSciences, Inc.(1, 2)                          5,300            22,419
Savient Pharmaceuticals, Inc.(1, 2)                     97,485           482,551
Theravance, Inc.(2)                                      7,700           130,900
ZymoGenetics, Inc.(1, 2)                                24,100            96,159
                                                                 ---------------
                                                                      10,448,210
                                                                 ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Abaxis, Inc.(1, 2)                                      11,490           198,088
Align Technology, Inc.(1, 2)                            21,100           167,323
American Medical Systems Holdings, Inc.(2)               9,000           100,350
Analogic Corp.                                          34,700         1,111,094
AngioDynamics, Inc.(2)                                  13,800           155,112
Cardiac Science Corp.(2)                                 1,398             4,208
ConMed Corp.(2)                                         26,800           386,188
Cooper Cos., Inc. (The)                                  4,700           124,268
CryoLife, Inc.(2)                                       60,600           313,908
Cyberonics, Inc.(1, 2)                                  42,503           564,015
ev3, Inc.(1, 2)                                          4,200            29,820
Exactech, Inc.(2)                                       12,500           143,625
Haemonetics Corp.(2)                                     2,000           110,160
Hill-Rom Holdings, Inc.                                 29,355           290,321
Immucor, Inc.(2)                                         2,300            57,845
Invacare Corp.                                           2,100            33,663
Inverness Medical Innovations, Inc.(1, 2)                7,300           194,399
IRIS International, Inc.(2)                              7,500            86,475
Kensey Nash Corp.(2)                                    30,100           640,227
Kinetic Concepts, Inc.(1, 2)                            14,500           306,240
Masimo Corp.(2)                                          2,200            63,756
Merit Medical Systems, Inc.(2)                          40,200           490,842
Natus Medical, Inc.(2)                                  39,800           338,698
Orthofix International NV(2)                            15,800           292,616
Palomar Medical Technologies, Inc.(2)                    9,700            70,422
Quidel Corp.(2)                                         38,800           357,736
RTI Biologics, Inc.(2)                                   3,400             9,690
Sirona Dental Systems, Inc.(1, 2)                        7,900           113,128
Somanetics Corp.(2)                                     25,300           384,054
SonoSite, Inc.(1, 2)                                    16,317           291,748
Spectranetics Corp. (The)(2)                             1,700             4,301
Stereotaxis, Inc.(1, 2)                                  4,200            16,758
Steris Corp.                                            62,000         1,443,360


                 19 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Symmetry Medical, Inc.(2)                                9,500   $        59,945
Synovis Life Technologies, Inc.(2)                      17,300           239,432
Thoratec Corp.(1, 2)                                    10,900           280,021
Varian Medical Systems, Inc.(2)                          1,800            54,792
VNUS Medical Technologies, Inc.(2)                      17,460           371,374
Volcano Corp.(2)                                         6,200            90,210
Zimmer Holdings, Inc.(2)                                 3,000           109,500
Zoll Medical Corp.(2)                                   35,800           514,088
                                                                 ---------------
                                                                      10,613,800
                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES--3.3%
Alliance HealthCare Services, Inc.(2)                   38,700           263,160
Almost Family, Inc.(1, 2)                                4,800            91,632
AMERIGROUP Corp.(2)                                     52,500         1,445,850
AMN Healthcare Services, Inc.(2)                        41,200           210,120
Assisted Living Concepts, Inc.(2)                          386             5,234
Brookdale Senior Living, Inc.(1)                        64,100           323,705
Catalyst Health Solutions, Inc.(2)                      20,748           411,225
Centene Corp.(2)                                        83,900         1,511,878
Chemed Corp.                                             9,560           371,884
Chindex International, Inc.(2)                           4,750            23,608
CIGNA Corp.                                             20,600           362,354
Community Health Systems, Inc.(1, 2)                    16,800           257,712
CorVel Corp.(2)                                          6,100           123,342
Coventry Health Care, Inc.(2)                           17,400           225,156
Cross Country Healthcare, Inc.(2)                       23,500           153,925
Enstar Group, Inc. (The)                                   900            13,914
Gentiva Health Services, Inc.(2)                        23,300           354,160
Hanger Orthopedic Group, Inc.(2)                        45,300           600,225
Health Management Associates, Inc., Cl. A(2)           162,200           418,476
Health Net, Inc.(1, 2)                                  48,900           708,072
HEALTHSOUTH Corp.(1, 2)                                  3,700            32,856
Healthspring, Inc.(2)                                   79,000           661,230
Healthways, Inc.(2)                                     45,937           402,867
HMS Holdings Corp.(2)                                    9,300           305,970
Humana, Inc.(2)                                          2,300            59,984
InVentiv Health, Inc.(2)                                44,182           360,525
Kindred Healthcare, Inc.(2)                             80,500         1,203,475
Landauer, Inc.                                          14,900           755,132
LHC Group, Inc.(2)                                       8,500           189,380
LifePoint Hospitals, Inc.(1, 2)                         76,600         1,597,876
Lincare Holdings, Inc.(1, 2)                            35,100           765,180
MedCath Corp.(2)                                        16,300           118,501
MEDNAX, Inc.(2)                                         26,000           766,220


                 20 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Molina Healthcare, Inc.(2)                              32,900   $       625,758
MWI Veterinary Supply, Inc.(2)                           3,100            88,288
Odyssey Healthcare, Inc.(2)                             21,100           204,670
PharMerica Corp.(1, 2)                                  48,700           810,368
Providence Service Corp.(2)                              4,400            30,272
RehabCare Group, Inc.(2)                                40,900           713,296
Res-Care, Inc.(2)                                       23,656           344,431
Skilled Healthcare Group, Inc., Cl. A(2)                 8,200            67,322
Sun Healthcare Group, Inc.(2)                            8,792            74,204
Universal American Corp.(2)                             40,386           342,069
Universal Health Services, Inc., Cl. B                   1,600            61,344
WellCare Health Plans, Inc.(2)                          78,209           879,851
                                                                 ---------------
                                                                      19,336,701
                                                                 ---------------
HEALTH CARE TECHNOLOGY--0.1%
Allscripts-Misys Healthcare Solutions,
   Inc.(1)                                              38,000           391,020
Computer Programs & Systems, Inc.                        3,400           113,118
IMS Health, Inc.                                         5,200            64,844
Omnicell, Inc.(2)                                       21,587           168,810
                                                                 ---------------
                                                                         737,792
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES--0.8%
Albany Molecular Research, Inc.(2)                      43,600           411,148
AMAG Pharmaceuticals, Inc.(1, 2)                         1,400            51,478
Bio-Rad Laboratories, Inc., Cl. A(2)                     3,500           230,650
Bruker Corp.(2)                                         16,400           101,024
Charles River Laboratories International,
   Inc.(2)                                               2,100            57,141
Dionex Corp.(2)                                          8,000           378,000
Enzo Biochem, Inc.(2)                                    2,700            10,854
eResearch Technology, Inc.(2)                           60,000           315,600
Kendle International, Inc.(2)                            4,700            98,512
Life Sciences Research, Inc.(2)                          6,600            47,322
Luminex Corp.(1, 2)                                     27,600           500,112
Medivation, Inc.(1, 2)                                  25,600           467,712
Nektar Therapeutics(2)                                  17,400            93,786
Parexel International Corp.(2)                          78,400           762,832
Pharmaceutical Product Development, Inc.                 3,200            75,904
Sequenom, Inc.(1, 2)                                    18,700           265,914
Techne Corp.                                             1,100            60,181
Varian, Inc.(2)                                         15,100           358,474
                                                                 ---------------
                                                                       4,286,644
                                                                 ---------------
PHARMACEUTICALS--0.8%
Adolor Corp.(2)                                         47,440            96,778
Akorn, Inc.(2)                                           4,900             4,214
Auxilium Pharmaceuticals, Inc.(2)                       19,200           532,224


                 21 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
PHARMACEUTICALS CONTINUED
BioMimetic Therapeutics, Inc.(1, 2)                      4,500   $        31,950
CPEX Pharmaceuticals, Inc.(2)                              350             2,559
Cypress Bioscience, Inc.(2)                             15,100           107,361
Durect Corp.(1, 2)                                       3,498             7,801
Endo Pharmaceuticals Holdings, Inc.(2)                   3,600            63,648
Forest Laboratories, Inc.(2)                            16,120           353,995
K-V Pharmaceutical Co., Cl. A(2)                         7,313            12,066
King Pharmaceuticals, Inc.(2)                            3,200            22,624
Medicines Co. (The)(2)                                   2,700            29,268
Medicis Pharmaceutical Corp., Cl. A(1)                  74,536           922,010
MiddleBrook Pharmaceuticals, Inc.(1, 2)                 20,000            27,200
Noven Pharmaceuticals, Inc.(2)                          42,477           402,682
Obagi Medical Products, Inc.(2)                          1,200             6,456
Optimer Pharmaceuticals, Inc.(2)                         4,800            63,312
Pain Therapeutics, Inc.(2)                              31,501           132,304
Par Pharmaceutical Cos., Inc.(2)                        13,200           125,004
Pozen, Inc.(2)                                          16,800           102,816
Questcor Pharmaceuticals, Inc.(2)                       34,200           168,264
Salix Pharmaceuticals Ltd.(2)                           23,300           221,350
Valeant Pharmaceuticals International,
   Inc.(1, 2)                                           33,000           587,070
ViroPharma, Inc.(1, 2)                                  13,000            68,250
Vivus, Inc.(1, 2)                                       56,000           241,920
                                                                 ---------------
                                                                       4,333,126
                                                                 ---------------
INDUSTRIALS--19.1%
AEROSPACE & DEFENSE--1.4%
AAR Corp.(2)                                            24,000           300,960
Aerovironment, Inc.(2)                                   1,668            34,861
Applied Signal Technology, Inc.                          1,100            22,253
Argon ST, Inc.(2)                                       17,900           339,563
Astronics Corp., Cl. B(2)                                  812             8,323
Axsys Technologies, Inc.(2)                                213             8,955
BE Aerospace, Inc.(2)                                  112,600           976,242
Ceradyne, Inc.(1, 2)                                    68,940         1,249,882
Cubic Corp.                                             28,630           725,198
Ducommun, Inc.                                          38,100           553,974
DynCorp International, Inc., Cl. A(2)                   38,900           518,537
Esterline Technologies Corp.(2)                         62,500         1,261,875
Gencorp, Inc.(2)                                        54,700           115,964
Goodrich Corp.                                           7,200           272,808
Herley Industries, Inc.(2)                               2,700            32,292
Ladish Co., Inc.(2)                                      7,700            55,902
Precision Castparts Corp.                                6,000           359,400
Taser International, Inc.(2)                            33,044           154,646


                 22 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
AEROSPACE & DEFENSE CONTINUED
Triumph Group, Inc.(1)                                  30,900   $     1,180,380
                                                                 ---------------
                                                                       8,172,015
                                                                 ---------------
AIR FREIGHT & LOGISTICS--0.2%
Air Transport Services Group, Inc.(2)                   11,100             8,547
Atlas Air Worldwide Holdings, Inc.(2)                   39,300           681,855
Pacer International, Inc.                               97,100           339,850
UTi Worldwide, Inc.                                     11,926           142,516
                                                                 ---------------
                                                                       1,172,768
                                                                 ---------------
AIRLINES--0.5%
Continental Airlines, Inc., Cl. B(2)                    26,310           231,791
Hawaiian Holdings, Inc.(2)                              97,300           362,929
Republic Airways Holdings, Inc.(2)                      79,700           516,456
SkyWest, Inc.                                           82,600         1,027,544
Southwest Airlines Co.                                  10,100            63,933
US Airways Group, Inc.(1, 2)                           179,000           452,870
                                                                 ---------------
                                                                       2,655,523
                                                                 ---------------
BUILDING PRODUCTS--1.2%
Aaon, Inc.(1)                                           28,800           521,856
American Woodmark Corp.(1)                              10,935           192,019
Ameron International Corp.                              23,114         1,217,183
Apogee Enterprises, Inc.                                66,524           730,434
Armstrong World Industries, Inc.(2)                     57,200           629,772
Gibraltar Industries, Inc.                              88,700           418,664
Griffon Corp.(1, 2)                                     44,119           330,893
Insteel Industries, Inc.(1)                             60,300           419,688
Lennox International, Inc.                               6,300           166,698
NCI Building Systems, Inc.(1, 2)                        56,100           124,542
Owens Corning, Inc.(2)                                  23,300           210,632
Quanex Building Products Corp.                          89,130           677,388
Trex Co., Inc.(1, 2)                                    37,360           285,057
Universal Forest Products, Inc.                         38,220         1,017,034
USG Corp.(2)                                            10,806            82,234
                                                                 ---------------
                                                                       7,024,094
                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES--4.7%
Acco Brands Corp.(2)                                    46,013            45,093
Administaff, Inc.                                       28,000           591,640
Advisory Board Co. (The)(2)                              4,900            81,242
American Ecology Corp.                                  40,900           570,146
American Reprographics Co.(2)                           60,400           213,816
AMREP Corp.(2)                                           1,676            26,313
ATC Technology Corp.(2)                                 28,800           322,560
Bowne & Co., Inc.(2)                                    42,099           135,138
Brink's Co. (The)                                       13,200           349,272
Casella Waste Systems, Inc., Cl. A(2)                   10,475            17,912
CBIZ, Inc.(1, 2)                                        90,100           627,997


                 23 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
CDI Corp.                                               62,587   $       608,346
Cenveo, Inc.(1, 2)                                      59,600           193,700
Comfort Systems USA, Inc.                               94,400           978,928
COMSYS IT Partners, Inc.(2)                              9,500            20,995
Consolidated Graphics, Inc.(2)                          46,500           591,480
Copart, Inc.(1, 2)                                       7,300           216,518
Cornell Corrections, Inc.(2)                            25,000           409,250
Corporate Executive Board Co. (The)                     12,300           178,350
CoStar Group, Inc.(1, 2)                                18,200           550,550
Courier Corp.                                            4,424            67,112
CRA International, Inc.(2)                              24,200           456,896
Deluxe Corp.                                           140,000         1,348,200
EnergySolutions, Inc.                                   44,500           384,925
EnerNOC, Inc.(1, 2)                                      2,700            39,258
Ennis, Inc.                                             27,000           239,220
Equifax, Inc.                                            8,300           202,935
Exponent, Inc.(2)                                       39,680         1,005,094
First Advantage Corp., Cl. A(2)                         17,300           238,394
Fuel-Tech, Inc. NV(2)                                    2,046            21,401
G&K Services, Inc., Cl. A                               24,900           470,859
Heidrick & Struggles International, Inc.(1)             26,200           464,788
Hill International, Inc.(2)                             46,300           140,752
HNI Corp.(1)                                            82,900           862,160
Hudson Highland Group, Inc.(2)                          29,000            32,190
ICF International, Inc.(2)                              16,800           385,896
Interface, Inc., Cl. A                                 170,200           508,898
Kelly Services, Inc., Cl. A(1)                          51,185           412,039
Kforce, Inc.(2)                                         30,926           217,410
Kimball International, Inc., Cl. B                      25,300           165,968
Knoll, Inc.                                             70,778           433,869
Korn-Ferry International(2)                            112,500         1,019,250
M&F Worldwide Corp.(2)                                   6,041            70,740
Manpower, Inc.                                          12,400           390,972
McGrath Rentcorp                                        10,541           166,126
Metalico, Inc.(1, 2)                                    37,700            64,090
Miller (Herman), Inc.                                  125,000         1,332,500
Monster Worldwide, Inc.(1, 2)                           95,940           781,911
MPS Group, Inc.(2)                                     255,000         1,517,250
On Assignment, Inc.(2)                                  39,800           107,858
PRG-Schultz International, Inc.(2)                       1,300             3,692
R.R. Donnelley & Sons Co.                               42,600           312,258
Resources Connection, Inc.(2)                           87,800         1,324,024
Robert Half International, Inc.                          3,400            60,622
Schawk, Inc.                                            30,100           181,804
School Specialty, Inc.(1, 2)                            28,900           508,351


                 24 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Spherion Corp.(2)                                       53,700   $       111,696
Standard Parking Corp.(2)                                5,300            86,920
Standard Register Co. (The)                             51,010           233,626
Steelcase, Inc., Cl. A                                 223,600         1,120,236
Sykes Enterprises, Inc.(2)                              21,600           359,208
Team, Inc.(2)                                           22,634           265,270
TrueBlue, Inc.(2)                                      127,400         1,051,050
United Stationers, Inc.(2)                              21,388           600,575
Viad Corp.                                              50,500           713,060
Volt Information Sciences, Inc.(2)                       8,500            56,525
Waste Services, Inc.(2)                                 11,500            49,220
                                                                 ---------------
                                                                      27,316,344
                                                                 ---------------
CONSTRUCTION & ENGINEERING--1.5%
Baker (Michael) Corp.(2)                                20,400           530,400
Chicago Bridge & Iron Co. NV(1)                         90,380           566,683
Dycom Industries, Inc.(2)                              130,700           756,753
EMCOR Group, Inc.(2)                                   110,400         1,895,568
Fluor Corp.                                              7,600           262,580
Furmanite Corp.(2)                                       8,800            27,368
Granite Construction, Inc.(1)                           13,896           520,822
Insituform Technologies, Inc., Cl. A(1, 2)              29,100           455,124
Integrated Electrical Services, Inc.(1, 2)              16,186           147,616
Layne Christensen Co.(2)                                18,570           298,420
MasTec, Inc.(2)                                         71,400           863,226
Northwest Pipe Co.(2)                                   20,700           589,329
Orion Marine Group, Inc.(2)                              6,800            89,080
Perini Corp.(1, 2)                                     100,271         1,233,333
Pike Electric Corp.(1, 2)                               39,206           362,656
Shaw Group, Inc. (The)(2)                               10,500           287,805
                                                                 ---------------
                                                                       8,886,763
                                                                 ---------------
ELECTRICAL EQUIPMENT--1.8%
Acuity Brands, Inc.(1)                                  67,600         1,523,704
Advanced Battery Technologies, Inc.(2)                   7,000            14,980
AZZ, Inc.(1, 2)                                         18,064           476,709
Baldor Electric Co.(1)                                  93,790         1,359,017
Belden, Inc.                                           109,100         1,364,841
Brady Corp., Cl. A                                      20,300           357,889
C&D Technologies, Inc.(1, 2)                            19,000            35,150
Day4 Energy, Inc., Legend Shares(2)                     82,300            42,429
Encore Wire Corp.(1)                                    43,700           936,491
EnerSys, Inc.(2)                                        36,300           439,956
FuelCell Energy, Inc.(2)                                22,500            54,000
Fushi Copperweld, Inc.(2)                                2,100            10,080


                 25 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
ELECTRICAL EQUIPMENT CONTINUED
GrafTech International Ltd.(2)                         248,700   $     1,531,992
Hubbell, Inc., Cl. B                                     4,500           121,320
LSI Industries, Inc.                                    14,900            77,033
Plug Power, Inc.(2)                                      3,900             3,393
Polypore International, Inc.(2)                         14,234            57,221
Powell Industries, Inc.(2)                              23,100           815,661
Smith (A.O.) Corp.                                      34,900           878,782
Thomas & Betts Corp.(2)                                  7,900           197,658
Valence Technology, Inc.(1, 2)                          51,700           110,121
Vicor Corp.                                             17,370            84,939
Woodward Governor Co.                                   13,800           154,284
                                                                 ---------------
                                                                      10,647,650
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--0.3%
Raven Industries, Inc.                                  18,100           376,118
Standex International Corp.                             12,200           112,240
Textron, Inc.                                           30,300           173,922
Tredegar Corp.                                          59,627           973,709
                                                                 ---------------
                                                                       1,635,989
                                                                 ---------------
MACHINERY--5.1%
3D Systems Corp.(2)                                        600             3,954
Actuant Corp., Cl. A(1)                                 87,539           904,278
AGCO Corp.(2)                                           12,100           237,160
Altra Holdings, Inc.(2)                                 42,350           164,318
American Railcar Industries, Inc.                        3,500            26,705
Ampco-Pittsburgh Corp.                                  29,300           388,518
Badger Meter, Inc.(1)                                   33,020           953,948
Barnes Group, Inc.                                      87,700           937,513
Blount International, Inc.(2)                           76,500           353,430
Briggs & Stratton Corp.(1)                              54,200           894,300
Bucyrus International, Inc., Cl. A                       3,500            53,130
Cascade Corp.                                           10,546           185,926
Chart Industries, Inc.(2)                               88,600           698,168
CIRCOR International, Inc.                              46,199         1,040,401
Colfax Corp.(2)                                         27,700           190,299
Columbus McKinnon Corp.(2)                              60,370           526,426
Commercial Vehicle Group, Inc.(2)                        3,600             1,980
Crane Co.                                               41,900           707,272
Cummins, Inc.                                           19,300           491,185
Dover Corp.                                             11,800           311,284
Dynamic Materials Corp.                                  6,100            55,876
Energy Recovery, Inc.(2)                                 2,500            19,000
EnPro Industries, Inc.(2)                               60,400         1,032,840
Federal Signal Corp.                                   108,300           570,741
Force Protection, Inc.(2)                               25,600           122,880
Gardner Denver, Inc.(2)                                 93,300         2,028,342


                 26 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
MACHINERY CONTINUED
Gorman-Rupp Co. (The)(1)                                30,443   $       602,771
Graco, Inc.                                             18,100           308,967
Graham Corp.                                            12,500           112,125
Greenbrier Cos., Inc.(1)                                 6,000            21,960
Harsco Corp.                                            16,800           372,456
Hurco Cos., Inc.(1, 2)                                   5,076            53,958
IDEX Corp.                                               8,100           177,147
Ingersoll-Rand Co. Ltd., Cl. A                          23,900           329,820
John Bean Technologies Corp.                            17,513           183,186
K-Tron International, Inc.(2)                            1,400            84,938
Kadant, Inc.(2)                                         35,500           408,960
Kennametal, Inc.(1)                                     71,600         1,160,636
L.B. Foster Co., Cl. A(2)                               16,300           404,729
Lincoln Electric Holdings, Inc.                         10,400           329,576
Lindsay Manufacturing Co.(1)                             9,000           243,000
Lydall, Inc.(2)                                         16,100            47,817
Manitowoc Co., Inc. (The)                              210,478           688,263
McCoy Corp., Legend Shares(3)                           46,600            29,938
Met-Pro Corp.                                            2,400            19,560
Mueller Industries, Inc.                                56,500         1,225,485
Mueller Water Products, Inc., Cl. A                    167,600           553,080
NACCO Industries, Inc., Cl. A                            8,000           217,440
Navistar International Corp.(2)                         11,000           368,060
NN, Inc.                                                11,000            13,860
Nordson Corp.                                            9,000           255,870
Oshkosh Corp.(1)                                       183,800         1,238,812
Parker-Hannifin Corp.                                    5,400           183,492
RBC Bearings, Inc.(2)                                    1,200            18,336
Robbins & Myers, Inc.                                   68,249         1,035,337
Sauer-Danfoss, Inc.                                     44,037           107,450
Sun Hydraulics Corp.(1)                                 44,550           650,876
Tecumseh Products Co., Cl. A(2)                         45,600           206,112
Tennant Co.                                             15,800           148,046
Terex Corp.(1, 2)                                       49,240           455,470
Thermadyne Holdings Corp.(2)                             5,800            12,296
Timken Co.                                             108,845         1,519,476
Titan International, Inc.(1)                           114,949           578,193
Toro Co. (The)(1)                                       58,000         1,402,440
TriMas Corp.(2)                                            600             1,050
Trinity Industries, Inc.(1)                             78,800           720,232
Twin Disc, Inc.                                          4,400            30,448
Wabash National Corp.                                   41,000            50,430
Wabtec Corp.                                             2,100            55,398
Watts Water Technologies, Inc., Cl. A(1)                 5,913           115,658
Xerium Technologies, Inc.(2)                            34,952            23,418
                                                                 ---------------
                                                                      29,666,446
                                                                 ---------------


                 27 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
MARINE--0.6%
American Commercial Lines, Inc.(1, 2)                   94,858   $       300,700
Eagle Bulk Shipping, Inc.                               39,300           167,025
Excel Maritime Carriers Ltd.(1)                         28,400           128,368
Genco Shipping & Trading Ltd.(1)                        66,500           820,610
Horizon Lines, Inc., Cl. A                              11,700            35,451
Kirby Corp.(2)                                          28,200           751,248
Safe Bulkers, Inc.(1)                                   62,800           198,448
Star Bulk Carriers Corp.(1)                             56,693           125,858
TBS International Ltd., Cl. A(1, 2)                     79,200           582,120
Ultrapetrol Ltd. (Bahamas)(2)                            2,500             6,750
                                                                 ---------------
                                                                       3,116,578
                                                                 ---------------
ROAD & RAIL--0.7%
Amerco(1, 2)                                             4,500           150,885
Arkansas Best Corp.(1)                                  57,900         1,101,258
Avis Budget Group, Inc.(2)                             220,400           200,564
Celadon Group, Inc.(2)                                  15,900            88,245
Hertz Global Holdings, Inc.(1, 2)                      143,900           565,527
Marten Transport Ltd.(2)                                39,100           730,388
Ryder Systems, Inc.                                      7,494           212,155
Werner Enterprises, Inc.(1)                             54,700           827,064
YRC Worldwide, Inc.(2)                                  14,600            65,554
                                                                 ---------------
                                                                       3,941,640
                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
Applied Industrial Technologies, Inc.                   40,975           691,248
Beacon Roofing Supply, Inc.(1, 2)                       57,149           765,225
BlueLinx Holdings, Inc.(1, 2)                            3,600             9,396
DXP Enterprises, Inc.(2)                                10,800           111,564
GATX Corp.(1)                                           23,028           465,856
H&E Equipment Services, Inc.(2)                         34,567           226,414
Houston Wire & Cable Co.                                40,000           310,000
Interline Brands, Inc.(2)                                7,300            61,539
Kaman Corp.                                              4,700            58,938
MSC Industrial Direct Co., Inc., Cl. A(1)                3,600           111,852
Rush Enterprises, Inc., Cl. A(2)                        65,700           586,044
TAL International Group, Inc.                            3,011            22,041
Textainer Group Holdings Ltd.                            9,468            63,909
Titan Machinery, Inc.(2)                                 2,000            17,980
United Rentals, Inc.(1, 2)                             169,043           711,671
Watsco, Inc.                                             5,900           200,777
WESCO International, Inc.(2)                           104,700         1,897,164
                                                                 ---------------
                                                                       6,311,618
                                                                 ---------------
TRANSPORTATION INFRASTRUCTURE--0.0%
CAI International, Inc.(2)                              33,400            94,522


                 28 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INFORMATION TECHNOLOGY--22.9%
COMMUNICATIONS EQUIPMENT--3.4%
3Com Corp.(2)                                          451,130   $     1,393,992
Acme Packet, Inc.(2)                                    31,700           192,419
ADC Telecommunications, Inc.(2)                         34,900           153,211
ADTRAN, Inc.                                            50,800           823,468
Aruba Networks, Inc.(2)                                  5,800            18,212
Avocent Corp.(1, 2)                                    109,400         1,328,116
Bel Fuse, Inc., Cl. A                                    4,800            59,664
BigBand Networks, Inc.(2)                               30,850           202,068
Black Box Corp.                                         16,920           399,481
Blue Coat Systems, Inc.(2)                              16,700           200,567
Brocade Communications Systems, Inc.(2)                401,800         1,386,210
Ciena Corp.(1, 2)                                      136,100         1,058,858
Cogo Group, Inc.(2)                                      9,000            60,120
CommScope, Inc.(2)                                      93,800         1,065,568
Comtech Telecommunications Corp.(2)                      3,100            76,787
Digi International, Inc.(2)                             22,400           171,808
EchoStar Holding Corp.(2)                               10,100           149,783
EMS Technologies, Inc.(2)                               29,100           508,086
Emulex Corp.(2)                                        212,138         1,067,054
Extreme Networks, Inc.(2)                               24,320            36,966
Finisar Corp.(2)                                       113,100            49,764
Harris Stratex Networks, Inc., Cl. A(2)                 16,685            64,237
Hughes Communications, Inc.(2)                           4,300            51,729
InterDigital, Inc.(1, 2)                                52,906         1,366,033
Ixia(2)                                                 67,400           348,458
JDS Uniphase Corp.(2)                                  433,114         1,407,621
Loral Space & Communications Ltd.(2)                       400             8,544
Netgear, Inc.(2)                                        12,400           149,420
Oplink Communications, Inc.(2)                           7,164            55,163
ParkerVision, Inc.(1, 2)                                15,500            26,195
Performance Technologies, Inc.(2)                        3,200             8,288
Plantronics, Inc.(1)                                   118,000         1,424,260
Polycom, Inc.(1, 2)                                     24,900           383,211
Powerwave Technologies, Inc.(2)                        230,900           137,155
SeaChange International, Inc.(2)                        35,355           202,231
ShoreTel, Inc.(1, 2)                                    13,600            58,616
Sonus Networks, Inc.(1, 2)                              96,100           150,877
Starent Networks Corp.(1, 2)                            33,400           528,054
Symmetricom, Inc.(2)                                     1,400             4,900
Tekelec, Inc.(1, 2)                                     64,453           852,713
Tellabs, Inc.(2)                                       327,866         1,501,626
UTStarcom, Inc.(2)                                     138,792           108,258


                 29 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
COMMUNICATIONS EQUIPMENT CONTINUED
ViaSat, Inc.(2)                                         15,100   $       314,382
                                                                 ---------------
                                                                      19,554,173
                                                                 ---------------
COMPUTERS & PERIPHERALS--1.7%
3PAR, Inc.(1, 2)                                        22,350           146,840
Adaptec, Inc.(2)                                       119,300           286,320
Avid Technology, Inc.(1, 2)                             49,000           447,860
Electronics for Imaging, Inc.(2)                        78,000           764,400
Hutchinson Technology, Inc.(1, 2)                        9,800            25,480
Hypercom Corp.(2)                                        1,900             1,824
Imation Corp.(1)                                        44,500           340,425
Intermec, Inc.(2)                                        6,109            63,534
Lexmark International, Inc., Cl. A(1, 2)                13,900           234,493
NCR Corp.(2)                                            23,500           186,825
Netezza Corp.(2)                                        46,400           315,520
Novatel Wireless, Inc.(2)                               15,400            86,548
QLogic Corp.(2)                                        166,550         1,852,036
Rackable Systems, Inc.(2)                               10,400            42,224
Seagate Technology(1)                                  101,600           610,616
STEC, Inc.(1, 2)                                       102,500           755,425
Sun Microsystems, Inc.(2)                               77,600           568,032
Synaptics, Inc.(1, 2)                                   59,750         1,598,910
Teradata Corp.(2)                                       10,900           176,798
Western Digital Corp.(2)                                66,600         1,288,044
Xyratex Ltd.(2)                                         14,200            31,240
                                                                 ---------------
                                                                       9,823,394
                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
Acacia Research Corp.(1, 2)                             16,300            66,504
Agilent Technologies, Inc.(2)                           30,600           470,322
Agilysys, Inc.                                           4,734            20,356
Amphenol Corp., Cl. A                                    9,400           267,806
Anixter International, Inc.(1, 2)                       42,020         1,331,194
Arrow Electronics, Inc.(2)                              54,000         1,029,240
Avnet, Inc.(2)                                           6,500           113,815
AVX Corp.                                                5,300            48,124
Benchmark Electronics, Inc.                            161,309         1,806,661
Brightpoint, Inc.(2)                                    82,100           351,388
Checkpoint Systems, Inc.(2)                              3,600            32,292
China Security & Surveillance Technology,
   Inc.(2)                                              21,400            82,176
Cogent, Inc.(1, 2)                                       9,450           112,455
Cognex Corp.                                            34,400           459,240
Coherent, Inc.(2)                                       36,600           631,350
CPI International, Inc.(2)                                 100               940
CTS Corp.                                               76,900           277,609


                 30 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS CONTINUED
Daktronics, Inc.(1)                                     35,200   $       230,560
Dolby Laboratories, Inc., Cl. A(2)                       1,700            57,987
DTS, Inc.(1, 2)                                         31,600           760,296
Echelon Corp.(2)                                         6,900            55,821
Electro Scientific Industries, Inc.(2)                  28,400           168,128
FARO Technologies, Inc.(2)                               3,200            43,008
Gerber Scientific, Inc.(2)                               9,700            23,183
Ingram Micro, Inc., Cl. A(2)                            26,700           337,488
Insight Enterprises, Inc.(2)                            59,700           182,682
IPG Photonics Corp.(2)                                   5,400            45,468
Itron, Inc.(1, 2)                                        2,900           137,315
Jabil Circuit, Inc.                                    174,150           968,274
L-1 Identity Solutions, Inc.(1, 2)                      12,912            65,980
Littlefuse, Inc.(2)                                     35,163           386,441
Maxwell Technologies, Inc.(2)                            4,900            34,055
Measurement Specialties, Inc.(2)                           300             1,227
Methode Electronics, Inc.                               92,590           331,472
Molex, Inc.                                             22,800           313,272
MTS Systems Corp.                                       20,500           466,375
Multi-Fineline Electronix, Inc.(1, 2)                   53,234           896,461
NAM TAI Electronics, Inc.                               15,700            58,404
National Instruments Corp.                               5,900           110,035
Newport Corp.(2)                                        31,600           139,672
OSI Systems, Inc.(2)                                    26,500           404,390
Park Electrochemical Corp.                              24,800           428,544
PC Connection, Inc.(2)                                   7,100            26,980
Plexus Corp.(2)                                         52,390           724,030
RadiSys Corp.(2)                                         3,609            21,871
Rofin-Sinar Technologies, Inc.(2)                       69,800         1,125,176
Rogers Corp.(2)                                          9,700           183,136
Sanmina-SCI Corp.(2)                                   417,400           127,307
ScanSource, Inc.(2)                                     36,510           678,356
SYNNEX Corp.(1, 2)                                      62,200         1,223,474
Tech Data Corp.(2)                                      76,568         1,667,651
Technitrol, Inc.                                        58,900           100,719
Trimble Navigation Ltd.(1, 2)                           10,200           155,856
TTM Technologies, Inc.(1, 2)                           136,400           791,120
Tyco Electronics Ltd.                                    5,400            59,616
Universal Display Corp.(2)                                 500             4,585
Vishay Intertechnology, Inc.(2)                        344,540         1,198,999
Zygo Corp.(2)                                            1,500             6,885
                                                                 ---------------
                                                                      21,843,771
                                                                 ---------------
INTERNET SOFTWARE & SERVICES--2.1%
Akamai Technologies, Inc.(2)                            18,000           349,200


                 31 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
INTERNET SOFTWARE & SERVICES CONTINUED
Art Technology Group, Inc.(2)                           84,100   $       214,455
AsiaInfo Holdings, Inc.(2)                              51,800           872,830
comScore, Inc.(2)                                        7,000            84,630
DealerTrack Holdings, Inc.(2)                            8,770           114,887
Digital River, Inc.(1, 2)                               48,300         1,440,306
EarthLink, Inc.(2)                                     138,164           907,737
Imergent, Inc.                                          12,700            57,150
Internap Network Services Corp.(2)                       4,100            11,029
j2 Global Communications, Inc.(2)                       56,000         1,225,840
Knot, Inc. (The)(2)                                      9,600            78,720
Limelight Networks, Inc.(2)                              1,300             4,355
Liquidity Services, Inc.(2)                              3,500            24,465
LoopNet, Inc.(1, 2)                                     34,800           211,584
Marchex, Inc., Cl. B(1)                                 39,537           136,007
Mercadolibre, Inc.(1, 2)                                 8,600           159,530
ModusLink Global Solutions, Inc.(2)                     32,210            83,424
Move, Inc.(2)                                           26,100            37,845
National Information Consortium, Inc.                   33,800           175,760
NaviSite, Inc.(2)                                       11,700             4,680
Open Text Corp.(1, 2)                                   28,300           974,652
Perficient, Inc.(2)                                      6,900            37,260
RealNetworks, Inc.(2)                                   31,472            73,330
S1 Corp.(2)                                            125,700           647,355
Savvis, Inc.(1, 2)                                       2,900            17,951
Sohu.com, Inc.(1, 2)                                    12,200           503,982
SonicWALL, Inc.(2)                                      81,060           361,528
SoundBite Communications, Inc.(2)                       17,200            24,940
TheStreet.com, Inc.(1)                                  16,150            31,816
United Online, Inc.                                    121,642           542,523
ValueClick, Inc.(2)                                    175,500         1,493,505
Vignette Corp.(2)                                       49,640           331,595
VistaPrint Ltd.(1, 2)                                   22,950           630,896
Vocus, Inc.(2)                                          20,500           272,445
Zix Corp.(1, 2)                                         12,600            12,978
                                                                 ---------------
                                                                      12,151,190
                                                                 ---------------
IT SERVICES--2.3%
Acxiom Corp.                                           180,100         1,332,740
CIBER, Inc.(2)                                         182,973           499,516
Cognizant Technology Solutions Corp.(2)                  2,700            56,133
Computer Sciences Corp.(2)                               4,800           176,832
Convergys Corp.(2)                                     267,167         2,158,709
CSG Systems International, Inc.(2)                      64,107           915,448
Euronet Worldwide, Inc.(2)                              11,889           155,270


                 32 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
IT SERVICES CONTINUED
Exlservice Holdings, Inc.(2)                            14,500   $       124,990
Fiserv, Inc.(2)                                          1,700            61,982
Forrester Research, Inc.(2)                             15,374           316,089
Gartner, Inc.(2)                                        56,700           624,267
Global Cash Access, Inc.(1, 2)                          63,612           242,998
Hackett Group, Inc. (The)(2)                             3,700             7,474
Heartland Payment Systems, Inc.                         39,440           260,698
Hewitt Associates, Inc.(2)                               8,300           247,008
iGate Corp.                                             35,556           115,201
infoGROUP, Inc.(2)                                      16,300            67,808
Integral Systems, Inc.(1, 2)                            40,854           351,344
Mastech Holdings, Inc.(2)                                  540             1,096
NCI, Inc., Cl. A(2)                                      3,980           103,480
Ness Technologies, Inc.(2)                              22,000            64,900
NeuStar, Inc., Cl. A(1, 2)                              62,300         1,043,525
Online Resources & Communications Corp.(2)               1,000             4,210
Perot Systems Corp., Cl. A(2)                           90,100         1,160,488
RightNow Technologies, Inc.(2)                          63,070           477,440
Sapient Corp.(2)                                       199,800           893,106
Syntel, Inc.                                             9,000           185,220
TeleTech Holdings, Inc.(2)                             113,500         1,236,015
Total System Services, Inc.                             12,400           171,244
Unisys Corp.(2)                                        304,500           161,385
VeriFone Holdings, Inc.(1, 2)                           23,300           158,440
Wright Express Corp.(2)                                  1,300            23,686
                                                                 ---------------
                                                                      13,398,742
                                                                 ---------------
OFFICE ELECTRONICS--0.1%
Xerox Corp.                                             46,700           212,485
Zebra Technologies Corp., Cl. A(2)                      31,900           606,738
                                                                 ---------------
                                                                         819,223
                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--6.0%
Actel Corp.(2)                                          50,440           510,453
Advanced Analogic Technologies, Inc.(2)                  2,300             8,280
Advanced Energy Industries, Inc.(2)                     91,700           690,501
Advanced Micro Devices, Inc.(1, 2)                      28,200            86,010
Amkor Technology, Inc.(2)                              414,000         1,109,520
Analog Devices, Inc.                                    11,100           213,897
Applied Micro Circuits Corp.(2)                        119,900           582,714
Atmel Corp.(2)                                         393,900         1,429,857
ATMI, Inc.(2)                                           69,600         1,073,928
Broadcom Corp., Cl. A(1, 2)                             23,000           459,540
Brooks Automation, Inc.(2)                             120,691           556,386
Cabot Microelectronics Corp.(1, 2)                      46,600         1,119,798


                 33 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
   CONTINUED
Cavium Networks, Inc.(2)                                18,600   $       214,644
Cirrus Logic, Inc.(2)                                  124,455           467,951
Cohu, Inc.                                              20,200           145,440
Conexant Systems, Inc.(2)                               16,820            10,933
Cymer, Inc.(2)                                           5,200           115,752
Diodes, Inc.(2)                                         16,800           178,248
DSP Group, Inc.(2)                                      17,301            74,740
Entegris, Inc.(2)                                      323,800           278,468
Exar Corp.(2)                                           47,200           294,528
Fairchild Semiconductor International,
   Inc., Cl. A(2)                                      311,500         1,161,895
FEI Co.(2)                                               7,500           115,725
Integrated Device Technology, Inc.(2)                  350,500         1,594,775
Intellon Corp.(2)                                       17,600            38,720
International Rectifier Corp.(2)                        57,900           782,229
Intersil Corp., Cl. A                                   37,000           425,500
IXYS Corp.                                              27,200           219,232
Kulicke & Soffa Industries, Inc.(2)                     19,600            51,352
Lattice Semiconductor Corp.(2)                         224,489           309,795
LSI Corp.(2)                                           210,200           639,008
Marvell Technology Group Ltd.(2)                        36,400           333,424
Mattson Technology, Inc.(2)                             10,700             8,999
MEMC Electronic Materials, Inc.(2)                      23,900           394,111
Micrel, Inc.                                           120,300           846,912
Micron Technology, Inc.(2)                              16,400            66,584
Microsemi Corp.(2)                                       4,200            48,720
Microtune, Inc.(2)                                      15,500            28,210
MKS Instruments, Inc.(2)                               109,900         1,612,233
Monolithic Power Systems, Inc.(2)                       55,900           866,450
National Semiconductor Corp.                            15,100           155,077
Netlogic Microsystems, Inc.(1, 2)                        9,500           261,060
Novellus Systems, Inc.(2)                               43,300           720,079
NVIDIA Corp.(1, 2)                                      32,700           322,422
OmniVision Technologies, Inc.(1, 2)                     99,100           665,952
ON Semiconductor Corp.(2)                               75,400           294,060
Pericom Semiconductor Corp.(2)                          89,408           653,572
PMC-Sierra, Inc.(1, 2)                                 187,100         1,193,698
RF Micro Devices, Inc.(2)                              329,600           438,368
Rudolph Technologies, Inc.(2)                            5,200            15,756
Semtech Corp.(1, 2)                                     71,600           955,860
Sigma Designs, Inc.(1, 2)                               12,700           157,988
Silicon Image, Inc.(2)                                 195,800           469,920
Silicon Laboratories, Inc.(1, 2)                        29,400           776,160
Silicon Storage Technology, Inc.(2)                     63,100           104,115


                 34 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
   CONTINUED
Skyworks Solutions, Inc.(2)                            263,800   $     2,126,228
Standard Microsystems Corp.(2)                          25,300           470,580
Supertex, Inc.(2)                                       20,966           484,315
Techwell, Inc.(2)                                        6,200            39,122
Teradyne, Inc.(2)                                      355,096         1,555,320
Tessera Technologies, Inc.(2)                           15,800           211,246
TriQuint Semiconductor, Inc.(2)                        105,600           260,832
Ultra Clean Holdings, Inc.(2)                            4,100             4,387
Ultratech, Inc.(1, 2)                                   59,775           746,590
Varian Semiconductor Equipment Associates,
   Inc.(2)                                              40,500           877,230
Veeco Instruments, Inc.(2)                              85,500           570,285
Verigy Ltd.(2)                                          40,200           331,650
Volterra Semiconductor Corp.(2)                         62,300           525,812
Zoran Corp.(2)                                          19,936           175,437
                                                                 ---------------
                                                                      34,728,583
                                                                 ---------------
SOFTWARE--3.5%
ACI Worldwide, Inc.(2)                                   4,500            84,375
Advent Software, Inc.(1, 2)                              8,800           293,128
ArcSight, Inc.(2)                                        1,900            24,263
Aspen Technology, Inc.(2)                               96,400           673,836
Autodesk, Inc.(2)                                       20,000           336,200
Blackbaud, Inc.                                          8,200            95,202
Bottomline Technologies, Inc.(2)                         9,300            61,194
Cadence Design Systems, Inc.(2)                        221,874           931,871
Commvault Systems, Inc.(2)                               7,210            79,094
Compuware Corp.(2)                                      71,700           472,503
Double-Take Software, Inc.(2)                            8,320            56,243
Epicor Software Corp.(2)                                 6,000            22,860
EPIQ Systems, Inc.(1, 2)                                18,276           329,516
FactSet Research Systems, Inc.(1)                        3,700           184,963
Fair Isaac Corp.                                       114,200         1,606,794
FalconStor Software, Inc.(2)                            12,500            29,875
Henry (Jack) & Associates, Inc.                          6,900           112,608
i2 Technologies, Inc.(1, 2)                              5,700            45,030
Interactive Intelligence, Inc.(1, 2)                    12,400           112,344
JDA Software Group, Inc.(2)                             52,200           602,910
Kenexa Corp.(2)                                         25,300           136,367
Lawson Software, Inc.(2)                                16,619            70,631
Manhattan Associates, Inc.(2)                           48,040           832,053
Mentor Graphics Corp.(1, 2)                            124,800           554,112
MICROS Systems, Inc.(2)                                 37,700           706,875
MicroStrategy, Inc., Cl. A(2)                           14,900           509,431
MSC.Software Corp.(2)                                   12,600            71,064


                 35 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
SOFTWARE CONTINUED
Net 1 UEPS Technologies, Inc.(2)                        96,400   $     1,466,244
NetScout Systems, Inc.(2)                               26,900           192,604
Parametric Technology Corp.(2)                         135,300         1,350,294
Pegasystems, Inc.                                        2,300            42,711
Phoenix Technologies Ltd.(2)                             3,800             6,156
Progress Software Corp.(2)                              33,800           586,768
PROS Holdings, Inc.(2)                                   3,250            15,113
Quest Software, Inc.(2)                                 79,600         1,009,328
Radiant Systems, Inc.(2)                                36,300           160,083
Smith Micro Software, Inc.(2)                           11,000            57,530
Solera Holdings, Inc.(2)                                 3,300            81,774
SPSS, Inc.(2)                                           18,200           517,426
Sybase, Inc.(2)                                         13,700           414,973
Symyx Technologies, Inc.(2)                              8,200            36,490
Synchronoss Technologies, Inc.(1, 2)                    32,600           399,676
Synopsys, Inc.(2)                                        6,600           136,818
Take-Two Interactive Software, Inc.                    108,900           909,315
Taleo Corp., Cl. A(2)                                   35,490           419,492
TIBCO Software, Inc.(2)                                335,200         1,967,624
Tyler Technologies, Inc.(2)                             38,600           564,718
Ultimate Software Group, Inc. (The)(1, 2)               11,245           194,089
Wind River Systems, Inc.(2)                            136,400           872,960
                                                                 ---------------
                                                                      20,437,528
                                                                 ---------------
MATERIALS--5.3%
CHEMICALS--2.5%
Arch Chemicals, Inc.                                       300             5,688
Ashland, Inc.                                          150,659         1,556,307
Balchem Corp.                                            8,130           204,307
Cabot Corp.                                             25,000           262,750
Celanese Corp., Series A                                 5,000            66,850
CF Industries Holdings, Inc.                             5,400           384,102
Cytec Industries, Inc.                                  33,000           495,660
Eastman Chemical Co.                                     5,000           134,000
Ferro Corp.                                             86,038           123,034
Fuller (H.B.) Co.                                       58,800           764,400
GenTek, Inc.(1, 2)                                       2,300            40,227
ICO, Inc.(2)                                            32,600            67,156
Innophos Holdings, Inc.                                 36,900           416,232
Innospec, Inc.                                          37,888           142,838
Koppers Holdings, Inc.                                  41,900           608,388
Landec Corp.(2)                                         23,900           133,123
LSB Industries, Inc.(1, 2)                              28,600           282,854
Minerals Technologies, Inc.                             16,700           535,235
NewMarket Corp.                                         21,200           939,160
NOVA Chemicals Corp.                                   133,300           767,808


                 36 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
CHEMICALS CONTINUED
Olin Corp.                                              83,680   $     1,194,114
OM Group, Inc.(2)                                       52,940         1,022,801
Penford Corp.                                            1,500             5,445
PolyOne Corp.(2)                                       166,100           383,691
Quaker Chemical Corp.                                   17,700           140,538
Rockwood Holdings, Inc.(2)                              61,552           488,723
Schulman (A.), Inc.                                     39,111           529,954
ShengdaTech, Inc.(2)                                       482             1,494
Spartech Corp.                                          44,800           110,208
Stepan Co.                                              10,400           283,920
Terra Industries, Inc.                                  36,000         1,011,240
Valhi, Inc.                                              2,900            27,202
Valspar Corp. (The)(1)                                  23,600           471,292
W.R. Grace & Co.(2)                                      1,900            12,008
Zep, Inc.                                               42,900           438,867
Zoltek Cos., Inc.(1, 2)                                 39,600           269,676
                                                                 ---------------
                                                                      14,321,292
                                                                 ---------------
CONSTRUCTION MATERIALS--0.1%
Headwaters, Inc.(1, 2)                                 106,000           332,840
Texas Industries, Inc.(1)                                5,000           125,000
                                                                 ---------------
                                                                         457,840
                                                                 ---------------
CONTAINERS & PACKAGING--0.5%
Bway Holding Co.(2)                                      2,300            18,147
Myers Industries, Inc.                                  47,500           291,650
Packaging Corp. of America                              29,800           387,996
Rock-Tenn Co., Cl. A                                     7,900           213,695
Sealed Air Corp.                                         7,800           107,640
Sonoco Products Co.                                     10,100           211,898
Temple-Inland, Inc.(1)                                 303,143         1,627,878
                                                                 ---------------
                                                                       2,858,904
                                                                 ---------------
METALS & MINING--1.9%
A. M. Castle & Co.                                      44,127           393,613
AK Steel Holding Corp.                                 168,400         1,199,008
Allegheny Technologies, Inc.(1)                         17,600           385,968
Amerigo Resources Ltd.                                 118,700            27,303
Brush Engineered Materials, Inc.(2)                     47,100           653,277
Carpenter Technology Corp.                              89,100         1,258,092
Century Aluminum Co.(1, 2)                             113,900           240,329
Cliffs Natural Resources, Inc.                           6,600           119,856
Commercial Metals Co.                                    6,300            72,765
Farallon Resources Ltd.(2)                             156,700            21,750
General Steel Holdings, Inc.(1, 2)                      13,700            36,031
Haynes International, Inc.(2)                           27,300           486,486
Hecla Mining Co.(1, 2)                                  98,200           196,400
Horsehead Holding Corp.(2)                               8,855            48,703
Kaiser Aluminum Corp.                                   11,643           269,186


                 37 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
METALS & MINING CONTINUED
Olympic Steel, Inc.                                     39,227   $       595,074
Redcorp Ventures Ltd., Legend Shares(2, 3)             666,400             5,286
Reliance Steel & Aluminum Co.                           32,700           860,991
RTI International Metals, Inc.(1, 2)                    73,900           864,630
Schnitzer Steel Industries, Inc.(1)                     46,355         1,455,083
Sims Metal Management Ltd., Sponsored ADR               63,425           756,026
Stillwater Mining Co.(2)                                76,542           283,205
Sutor Technology Group Ltd.(2)                           1,400             1,960
Titanium Metals Corp.(1)                                49,700           271,859
United States Steel Corp.                                6,300           133,119
Universal Stainless & Alloy Products,
   Inc.(2)                                               4,700            45,449
Worthington Industries, Inc.                            64,498           561,778
Yamana Gold, Inc.                                        2,011            18,773
                                                                 ---------------
                                                                      11,262,000
                                                                 ---------------
PAPER & FOREST PRODUCTS--0.3%
Buckeye Technologies, Inc.(2)                           47,027           100,168
Clearwater Paper Corp.(2)                                4,060            32,602
Deltic Timber Corp.                                      1,700            66,997
Domtar Corp.(2)                                        251,100           238,545
Glatfelter                                              57,300           357,552
Louisiana-Pacific Corp.                                 91,270           203,532
MeadWestvaco Corp.                                       8,700           104,313
Mercer International, Inc.(1, 2)                        12,300             8,118
Neenah Paper, Inc.                                      11,800            42,834
Schweitzer-Mauduit International, Inc.                  12,150           224,289
Verso Paper Corp.                                        3,700             2,368
Wausau Paper Corp.                                      82,400           433,424
Weyerhaeuser Co.                                         2,100            57,897
                                                                 ---------------
                                                                       1,872,639
                                                                 ---------------
TELECOMMUNICATION SERVICES--1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
Alaska Communications Systems Group, Inc.(1)            23,100           154,770
Atlantic Tele-Network, Inc.                             18,400           352,912
Cbeyond, Inc.(1, 2)                                     20,400           384,132
CenturyTel, Inc.                                         2,100            59,052
Cincinnati Bell, Inc.(2)                               489,400         1,125,620
Cogent Communications Group, Inc.(1, 2)                 61,971           446,191
Embarq Corp.                                            10,200           386,070
General Communication, Inc., Cl. A(2)                   13,000            86,840
Global Crossing Ltd.(1, 2)                              19,544           136,808
Iowa Telecommunications Services, Inc.(1)               41,237           472,576
NTELOS Holdings Corp.                                   54,400           986,816
PAETEC Holding Corp.(2)                                  9,600            13,824
Premiere Global Services, Inc.(2)                      174,000         1,534,680
Qwest Communications International, Inc.(1)             24,800            84,816


                 38 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   CONTINUED
tw telecom, Inc.(1, 2)                                 172,700   $     1,511,125
                                                                 ---------------
                                                                       7,736,232
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
Centennial Communications Corp.(2)                     174,100         1,438,066
ICO Global Communication Holdings Ltd.(2)                8,200             2,870
iPCS, Inc.(2)                                           17,534           170,255
NII Holdings, Inc.(2)                                    9,500           142,500
Syniverse Holdings, Inc.(2)                             55,700           877,832
Telephone & Data Systems, Inc.                           5,700           151,107
United States Cellular Corp.(2)                          6,000           200,040
USA Mobility, Inc.                                      28,500           262,485
                                                                 ---------------
                                                                       3,245,155
                                                                 ---------------
UTILITIES--0.3%
ENERGY TRADERS--0.0%
Canadian Hydro Developers, Inc., Legend
   Shares(2)                                            14,000            26,539
Reliant Energy, Inc.(2)                                 25,600            81,664
                                                                 ---------------
                                                                         108,203
                                                                 ---------------
GAS UTILITIES--0.0%
Laclede Group, Inc. (The)                                3,300           128,634
Northwest Natural Gas Co.(1)                             1,280            55,578
                                                                 ---------------
                                                                         184,212
                                                                 ---------------
MULTI-UTILITIES--0.2%
Avista Corp.                                            30,300           417,534
CH Energy Group, Inc.                                   11,048           518,151
DTE Energy Co.                                           2,100            58,170
PNM Resources, Inc.                                     17,871           147,614
                                                                 ---------------
                                                                       1,141,469
                                                                 ---------------
WATER UTILITIES--0.1%
Cascal NV                                               46,800           146,946
SJW Corp.(1)                                            16,600           422,138
                                                                 ---------------
                                                                         569,084
                                                                 ---------------
Total Common Stocks (Cost $864,074,028)                              571,592,052

                                                    Units
                                               ---------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Redcorp Ventures Ltd. Wts., Strike Price
   0.65CAD, Exp. 7/5/09(2, 4)                          333,200                --
United America Indemnity Ltd., Cl. A Rts.,
   Strike Price $3.50, Exp. 4/6/09(2)                   35,473            18,202
                                                                 ---------------
Total Rights, Warrants and Certificates
   (Cost $131,806)                                                        18,202

                                                    Shares
                                               ---------------
INVESTMENT COMPANIES--1.1%
Allied Capital Corp.                                    52,500            83,475
Apollo Investment Corp.                                 84,100           292,668


                 39 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                    Shares            Value
                                               ---------------   ---------------
Capital Southwest Corp.                                    200   $        15,278
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.80%(5, 6)                                5,995,458         5,995,458
                                                                 ---------------
Total Investment Companies (Cost $6,293,839)                           6,386,879
                                                                 ---------------
Total Investments, at Value (excluding
   Investments Purchased with Cash
   Collateral from Securities Loaned)
   (Cost $870,499,673)                                               577,997,133
                                                                 ---------------

                                                  Principal
                                                Amount/Shares
                                               ---------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--22.0%(7)
GSAA Home Equity Trust, Series 2005-15, Cl.
   2A1, 0.61%, 4/27/09                         $       455,780           366,658
OFI Liquid Assets Fund, LLC, 0.92%(5, 6)           127,328,089       127,328,089
                                                                 ---------------
Total Investments Purchased with Cash
   Collateral from Securities Loaned
   (Cost $127,783,869)                                               127,694,747
Total Investments, at Value
   (Cost $998,283,542)                                   121.7%      705,691,880
Liabilities in Excess of Other Assets                    (21.7)     (125,633,213)
                                               ---------------   ---------------
Net Assets                                               100.0%  $   580,058,667
                                               ===============   ===============

Footnotes to Statement of Investments

STRIKE PRICE IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCY:

CAD  Canadian Dollar

(1.) Partial or fully-loaned security. See accompanying Notes.

(2.) Non-income producing security.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $78,017 or 0.01% of the Fund's net assets as of March 31, 2009.

(4.) Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of March 31, 2009 was $36,282, which represents 0.01% of the Fund's net assets, of which $35,984 is considered restricted. See accompanying Notes. Information concerning restricted securities is as follows:

                                   ACQUISITION                        UNREALIZED
SECURITY                               DATE        COST     VALUE    DEPRECIATION
--------                           -----------   -------   -------   ------------
Tusk Energy Corp., Legend Shares     11/15/04    $38,148   $35,984      $2,164


                 40 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(5.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES                                     SHARES
                                  DECEMBER 31,      GROSS         GROSS       MARCH 31,
                                      2008        ADDITIONS     REDUCTIONS       2009
                                  ------------   -----------   -----------   -----------
OFI Liquid Assets Fund, LLC        65,710,173    176,996,440   115,378,524   127,328,089
Oppenheimer Institutional Money
   Market Fund, Cl. E               6,344,806     32,667,120    33,016,468     5,995,458

                                      VALUE       INCOME
                                  ------------   --------
OFI Liquid Assets Fund, LLC       $127,328,089   $514,417(a)
Oppenheimer Institutional Money
   Market Fund, Cl. E                5,995,458     16,902
                                  ------------   --------
                                  $133,323,547   $531,319
                                  ============   ========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(6.) Rate shown is the 7-day yield as of March 31, 2009.

(7.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES     INSTRUMENTS*
---------------------                          -------------   ---------------
Level 1--Quoted Prices                          $705,305,601         $ --
Level 2--Other Significant Observable Inputs         385,956           --
Level 3--Significant Unobservable Inputs                 323           --
                                                ------------         ----
   Total                                        $705,691,880         $ --
                                                ============         ====


                 41 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices


                 42 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.


                 43 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment


                 44 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

ILLIQUID OR RESTRICTED SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $124,853,106. Collateral of $127,785,043 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                 45 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Federal tax cost of securities   $1,023,063,936
                                 ==============
Gross unrealized appreciation    $   21,700,596
Gross unrealized depreciation      (339,072,652)
                                 --------------
Net unrealized depreciation      $ (317,372,056)
                                 ==============


                 46 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                               Principal
                                                                                 Amount        Value
                                                                              -----------   ------------
CERTIFICATES OF DEPOSIT--30.9%
DOMESTIC CERTIFICATES OF DEPOSIT--1.2%
Chase Bank USA NA:
0.55%, 6/8/09                                                                 $ 1,600,000   $  1,600,000
0.55%, 6/15/09                                                                  1,300,000      1,300,000
                                                                                            ------------
                                                                                               2,900,000
                                                                                            ------------
YANKEE CERTIFICATES OF DEPOSIT--29.7%
Bank of Nova Scotia, Houston, TX:
0.55%, 4/22/09                                                                  2,150,000      2,150,000
1.516%, 9/4/09(1)                                                               3,000,000      3,000,000
1.571%, 9/8/09(1)                                                               3,000,000      3,000,000
BNP Paribas, New York:
0.79%, 6/22/09                                                                  1,500,000      1,500,000
0.80%, 6/5/09                                                                   3,400,000      3,400,000
1%, 5/12/09                                                                     2,000,000      2,000,000
1%, 5/20/09                                                                     5,000,000      5,000,000
Calyon, New York:
0.50%, 4/6/09                                                                   2,500,000      2,500,000
0.52%, 4/2/09                                                                   5,000,000      5,000,000
0.55%, 4/13/09                                                                  2,000,000      2,000,000
National Australia Funding (Delaware), Inc., 0.85%, 4/7/09                      4,000,000      4,000,000
Nordea Bank Finland plc, New York, 0.90%, 4/3/09                                1,500,000      1,500,000
Rabobank Nederland NV, New York:
0.70%, 5/4/09                                                                   3,500,000      3,500,000
0.75%, 6/24/09                                                                  2,000,000      2,000,000
0.80%, 7/7/09                                                                   2,000,000      2,000,000
1.25%, 6/16/09                                                                  4,000,000      4,000,000
Royal Bank of Canada, New York:
0.75%, 7/27/09                                                                  3,500,000      3,500,000
1.441%, 8/7/09(1)                                                               5,000,000      5,000,000
Societe Generale North America, Inc.:
0.75%, 4/16/09                                                                  5,000,000      5,000,000
0.75%, 4/20/09                                                                  4,500,000      4,500,000
Toronto Dominion Bank, New York:
0.90%, 9/30/09                                                                  2,000,000      2,000,000
1.47%, 11/12/09                                                                 5,000,000      5,000,000
1.50%, 11/3/09                                                                  1,500,000      1,500,000
                                                                                            ------------
                                                                                              73,050,000
                                                                                            ------------
Total Certificates of Deposit (Cost $75,950,000)                                              75,950,000
                                                                                            ------------
DIRECT BANK OBLIGATIONS--16.8%
Bank of America NA, 1.63%, 7/6/09(1)                                            2,000,000      1,996,513
Bank of Nova Scotia, Houston, TX, 0.55%, 5/4/09                                 1,000,000        999,496
Calyon North America, Inc., 0.55%, 4/20/09                                      2,000,000      1,999,419
Danske Corp., 1.20%, 4/8/09(2)                                                  4,500,000      4,498,950
HSBC USA, Inc.,1.64%, 8/14/09(1)                                                8,000,000      7,984,483
National Australia Funding (Delaware), Inc., 0.72%, 4/7/09(2)                   1,600,000      1,599,808
Nordea North America, Inc.:
0.55%, 6/17/09                                                                  2,000,000      1,997,305
0.67%, 6/10/09                                                                  2,000,000      1,997,394


                          1 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                               Principal
                                                                                 Amount        Value
                                                                              -----------   ------------
0.73%, 6/8/09                                                                 $ 1,100,000   $  1,098,483
0.78%, 6/3/09                                                                   5,000,000      4,993,175
Royal Bank of Canada, 1.29%, 7/15/09(1)                                         3,000,000      3,000,000
Societe Generale North America, Inc., 0.85%, 4/14/09                            2,000,000      1,999,386
Toronto Dominion Bank, New York, 0.90%, 9/14/09                                 3,100,000      3,100,000
US Bank NA, 0.90%, 8/21/09                                                      4,000,000      4,000,000
                                                                                            ------------
Total Direct Bank Obligations (Cost $41,264,412)                                              41,264,412
                                                                                            ------------
SHORT-TERM NOTES--48.7%
DIVERSIFIED FINANCIAL SERVICES--4.7%
General Electric Capital Services:
0.20%, 4/29/09                                                                  4,500,000      4,497,375
0.75%, 4/23/09                                                                  4,000,000      3,998,167
0.75%, 4/28/09                                                                  3,000,000      2,998,313
                                                                                            ------------
                                                                                              11,493,855
                                                                                            ------------
INSURANCE--3.5%
Jackson National Life Global Funding, Series 2004-6, 0.65%,
8/15/09(1, 3)                                                                   2,500,000      2,500,000
MetLife Funding, Inc., 0.50%, 4/9/09                                            2,000,000      1,999,778
Security Life of Denver, 3.03%, 9/8/09(1, 3)                                    2,000,000      2,000,000
United of Omaha Life Insurance Co., 1%, 12/28/09(1)                             2,000,000      2,000,000
                                                                                            ------------
                                                                                               8,499,778
                                                                                            ------------
LEASING & FACTORING--1.6%
American Honda Finance Corp.:
1.364%, 5/5/09(1, 4)                                                            3,000,000      3,000,000
1.459%, 9/18/09(1, 4)                                                           1,000,000      1,000,000
                                                                                            ------------
                                                                                               4,000,000
                                                                                            ------------
MUNICIPAL--5.7%
Hayward, CA Multifamily Housing Revenue Bonds, Lord Tennyson Apts. Project,
Series A-T, 1.25%, 4/1/09(1)                                                      710,000        710,000
Health Care Revenue Bonds, SFO Associates Project, Series 1994, 0.90%,
4/1/09(1)                                                                       1,535,000      1,535,000
Laurel Grocery Project Nts., Series 1999, 3%, 4/1/09(1)                         1,445,000      1,445,000
Rock Springs Club Nts., Series 2001-1, 1.60%, 4/1/09(1)                         1,100,000      1,100,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall
Corp. Project, Series 2008, 2%, 4/1/09(1)                                       3,900,000      3,900,000
Southwest Ohio Water Co. Nts., Series 2006A, 1.60%, 4/1/09(1)                   2,255,000      2,255,000
Wake Cnty, NC Industrial Facilities & Pollution Control Finance Authority
Bonds, Bob Barker Co., Series A, 2%, 4/1/09(1)                                  1,700,000      1,700,000
Wright Brothers, Inc. Nts., Series 2005, 3%, 4/1/09(1)                          1,285,000      1,285,000
                                                                                            ------------
                                                                                              13,930,000
                                                                                            ------------
OIL, GAS & CONSUMABLE FUELS--0.4%
Shell International Finance BV, 0.40%, 4/3/09(2)                                1,000,000        999,978


                          2 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                               Principal
                                                                                 Amount        Value
                                                                              -----------   ------------
PERSONAL PRODUCTS--6.1%
Procter & Gamble International Funding SCA, 1.49%, 2/8/10(1, 2)               $ 3,000,000   $  3,000,000
Reckitt Benckiser Treasury Services plc:
1.23%, 4/9/09(2)                                                                4,000,000      3,998,907
1.23%, 6/3/09(2)                                                                3,000,000      2,993,543
1.24%, 5/1/09(2)                                                                2,000,000      1,997,933
1.27%, 6/12/09(2)                                                               1,000,000        997,460
1.30%, 6/9/09(2)                                                                2,000,000      1,995,017
                                                                                            ------------
                                                                                              14,982,860
                                                                                            ------------
PHARMACEUTICALS--2.0%
Roche Holdings, Inc., 2.25%, 2/25/10(1)                                         5,000,000      5,000,000
RECEIVABLES FINANCE--22.6%
Barton Capital Corp., 0.65%, 5/1/09(2)                                          5,000,000      4,997,292
Chariot Funding LLC:
0.45%, 5/26/09(4)                                                               3,000,000      2,997,479
0.55%, 6/4/09(4)                                                                1,700,000      1,698,338
Fairway Finance Corp., 0.61%, 6/17/09(2)                                        1,500,000      1,498,043
Falcon Asset Securitization Co. LLC, 0.55%, 5/11/09(2)                          5,100,000      5,096,883
Gemini Securitization Corp., 0.87%, 6/8/09(2)                                   3,000,000      2,995,070
Kitty Hawk Funding Corp., 0.70%, 6/2/09(2)                                      3,500,000      3,495,781
Legacy Capital LLC:
0.85%, 4/1/09                                                                   2,000,000      2,000,000
0.85%, 4/27/09                                                                  3,000,000      2,998,158
Lexington Parker Capital Co. LLC:
0.85%, 4/15/09(2)                                                               2,000,000      1,999,339
0.85%, 4/17/09(2)                                                               3,000,000      2,998,867
0.85%, 4/21/09(2)                                                               5,000,000      4,997,639
Mont Blanc Capital Corp.:
0.56%, 4/13/09(2)                                                               2,000,000      1,999,627
0.56%, 4/20/09(2)                                                               2,000,000      1,999,409
0.60%, 4/6/09(2)                                                                3,000,000      2,999,763
Ranger Funding Co. LLC:
0.58%, 4/6/09(4)                                                                1,500,000      1,499,879
0.67%, 5/18/09(4)                                                               4,300,000      4,296,183
0.67%, 5/20/09(4)                                                               2,000,000      1,998,176
Thunder Bay Funding LLC:
0.38%, 4/15/09(4)                                                               1,000,000        999,852
0.40%, 5/1/09(4)                                                                2,000,000      1,999,333
                                                                                            ------------
                                                                                              55,565,111
                                                                                            ------------
SPECIAL PURPOSE FINANCIAL--2.1%
GOVCO, Inc.:
0.40%, 4/7/09(2)                                                                2,200,000      2,199,853
0.45%, 4/13/09(2)                                                               1,000,000        999,850


                          3 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                               Principal
                                                                                 Amount        Value
                                                                              -----------   ------------
Ticonderoga Funding LLC, 0.42%, 4/28/09                                       $ 2,000,000   $  1,999,370
                                                                                            ------------
                                                                                               5,199,073
                                                                                            ------------
Total Short-Term Notes (Cost $119,670,655)                                                   119,670,655
                                                                                            ------------
U.S. GOVERNMENT AGENCIES--3.2%

Federal Home Loan Bank:
0.84%, 3/12/10(1)                                                               4,000,000      4,000,000
2.83%, 4/27/09                                                                  4,000,000      3,992,053
                                                                                            ------------
Total U.S. Government Agencies (Cost $7,992,053)                                               7,992,053
                                                                                            ------------

Total Investments, at Value (Cost $244,877,120)                                      99.6%   244,877,120
Other Assets Net of Liabilities                                                       0.4        948,193
                                                                              -----------   ------------
Net Assets                                                                          100.0%  $245,825,313
                                                                              -----------   ------------

Footnotes to Statement of Investments


                          4 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $60,359,012, or 24.55% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

(3.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $4,500,000, which represents 1.83% of the Fund's net assets. See accompanying Notes.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,489,240 or 7.93% of the Fund's net assets as of March 31, 2009.

Valuation Inputs

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES    INSTRUMENTS*
---------------------                          -------------   ---------------
Level 1--Quoted Prices                          $         --        $--
Level 2--Other Significant Observable Inputs     244,877,120         --
Level 3--Significant Unobservable Inputs                  --         --
                                                ------------        ---
   Total                                        $244,877,120        $--
                                                ============        ===


                          5 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

"Money market-type" instruments are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing


                          6 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


                          7 | Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA
STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
ASSET-BACKED SECURITIES--0.6%
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile
Receivables Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14(1)                        $     1,319,000         $      744,082
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 1.002%, 5/25/34(2)                                              924,857                511,867
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates,
Series 2006-M3, Cl. A2B, 0.622%, 9/25/36(2)                                             530,000                372,606
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates,
Series 2006-W5, Cl. A2B, 0.622%, 5/26/36(2)                                             291,760                277,854
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed
Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12                                        262,000                204,023
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl.
A4, 0.586%, 5/15/13(2)                                                                1,312,000                963,282
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series
2006-A, Cl. AV2, 0.622%, 5/16/36(2)                                                     347,061                330,899
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through
Certificates, Series 2006-WFH3, Cl. A2, 0.622%, 10/25/36(2)                             497,286                440,278
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(2)                                          1,530,000              1,238,000
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(2)                                            222,591                173,521
CWABS, Inc. Asset-Backed Certificates Trust, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 0.642%, 6/25/47(2)                                           1,050,000                696,157
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.786%, 12/15/35(2)                                              261,434                102,809
Series 2006-H, Cl. 2A1A, 0.706%, 11/15/36(2)                                             90,412                 23,439
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series
2000-A, Cl. B, 8/15/25(1,3,4)                                                         1,820,063                     --
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 0.612%, 7/25/36(2)                            1,000,000                842,307
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates,
Series 2006-FF9, Cl. 2A2, 0.632%, 7/7/36(2)                                             430,000                353,559
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates,
Series 2006-FFA, Cl. A3, 0.642%, 9/25/36(2)                                             992,869                205,938
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series
2005-1, Cl. M6, 5.363%, 6/1/35                                                        1,046,000                309,405
Home Equity Mortgage Trust 2006-5, Mtg. Pass-Through Certificates, Series
2006-5, Cl. A1, 5.50%, 1/25/37                                                          436,322                 66,959
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed
Nts., Series 2005-3, Cl. A1, 0.805%, 1/20/35(2)                                         229,270                157,876
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed
Certificates, Series 2006-4, Cl. A2V, 0.655%, 3/20/36(2)                                440,000                371,498
Ice Em CLO, Collateralized Loan Obligations:
Series 2007-1A, Cl. B, 3.424%, 8/15/22(1,2)                                           7,870,000              3,148,000


                     1 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
Series 2007-1A, Cl. C, 4.724%, 8/15/22(1,2)                                     $     5,270,000         $      842,146
Series 2007-1A, Cl. D, 6.724%, 8/15/22(1,2)                                           5,270,000                724,098
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35(2)                                               51,494                 50,980
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                                 86,070                 79,722
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through
Certificates, Series 2006-WMC3, Cl. A3, 0.622%, 8/25/36(2)                            1,310,000                402,645
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD,
2.945%, 1/25/29(1,2)                                                                     66,744                  8,510
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2,
Cl. 2A2, 0.622%, 7/1/36(2)                                                            2,638,541              1,909,222
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36(2)                                  365,194                323,800
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-KS7, Cl. A2, 0.622%, 9/25/36(2)                               924,925                823,279
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed
Securities, Series 2007-BR2, Cl. A2, 0.752%, 2/25/37(2)                                 741,375                331,707
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B,
2.396%, 6/15/39(2)                                                                    2,487,000                690,925
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed
Obligations, Series 2006-BC1, Cl. A2B, 0.672%, 12/25/36(2)                              612,329                591,365
Start CLO Ltd., Asset-Backed Credit Linked Securities, Series 2006-3A, Cl.
F, 18.284%, 6/7/11(1,2)                                                               1,630,000              1,059,500
Taganka Car Loan Finance plc, Automobile Asset-Backed Certificates, Series
2006-1A, Cl. C, 3.857%, 11/14/13(1,2)                                                   297,886                238,308
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL,
Cl. A1, 4.50%, 5/1/37                                                                   211,342                 49,722
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity
Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.622%, 7/25/36(2)                    630,552                599,953
                                                                                                        --------------
Total Asset-Backed Securities (Cost $40,902,949)                                                            20,260,241
                                                                                                        --------------
MORTGAGE-BACKED OBLIGATIONS--20.1%
GOVERNMENT AGENCY--10.8%
FHLMC/FNMA/SPONSORED--10.6%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-9/15/33                                                                   3,915,229              4,054,901
6%, 5/15/18-3/15/33                                                                   2,559,624              2,696,932
6.50%, 3/15/18-6/15/35                                                                4,845,041              5,150,853
7%, 12/1/23-10/1/37                                                                   1,483,598              1,579,816
7.50%, 4/25/36                                                                        1,218,434              1,329,350
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit
Multiclass Participation Certificates, Series 1897, Cl. K, 7%, 9/15/26                2,775,308              3,003,617
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22                                                   1,473,548              1,563,521


                     2 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         ----------------
FHLMC/FNMA/SPONSORED CONTINUED
Series 151, Cl. F, 9%, 5/15/21                                                  $        37,656         $       37,674
Series 1674, Cl. Z, 6.75%, 2/15/24                                                    1,114,245              1,179,803
Series 2006-11, Cl. PS, 22.653%, 3/25/36(2)                                             684,891                827,637
Series 2043, Cl. ZP, 6.50%, 4/15/28                                                     836,978                883,428
Series 2106, Cl. FG, 1.006%, 12/15/28(2)                                              1,948,826              1,923,423
Series 2122, Cl. F, 1.006%, 2/15/29(2)                                                   63,370                 62,555
Series 2135, Cl. OH, 6.50%, 3/15/29                                                   1,100,440              1,170,620
Series 2148, Cl. ZA, 6%, 4/15/29                                                      1,855,016              1,959,705
Series 2195, Cl. LH, 6.50%, 10/15/29                                                    842,210                888,167
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                     132,443                139,699
Series 2344, Cl. FP, 1.506%, 8/15/31(2)                                                 587,059                582,773
Series 2368, Cl. PR, 6.50%, 10/15/31                                                    557,608                593,156
Series 2412, Cl. GF, 1.506%, 2/15/32(2)                                               1,356,397              1,346,554
Series 2415, Cl. ZA, 6.50%, 2/15/32                                                   1,582,815              1,684,712
Series 2435, Cl. EQ, 6%, 5/15/31                                                      1,002,130              1,021,214
Series 2449, Cl. FL, 1.106%, 1/15/32(2)                                                 782,238                767,768
Series 2451, Cl. FD, 1.556%, 3/15/32(2)                                                 429,536                426,973
Series 2453, Cl. BD, 6%, 5/15/17                                                        221,219                234,831
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                   1,796,762              1,920,108
Series 2464, Cl. FI, 1.556%, 2/15/32(2)                                                 443,820                441,383
Series 2470, Cl. AF, 1.556%, 3/15/32(2)                                                 737,234                741,162
Series 2470, Cl. LF, 1.556%, 2/15/32(2)                                                 454,185                454,645
Series 2471, Cl. FD, 1.556%, 3/15/32(2)                                                 824,172                826,413
Series 2477, Cl. FZ, 1.106%, 6/15/31(2)                                               1,661,926              1,635,492
Series 2500, Cl. FD, 1.056%, 3/15/32(2)                                                  44,307                 43,221
Series 2517, Cl. GF, 1.556%, 2/15/32(2)                                                 394,891                394,751
Series 2526, Cl. FE, 0.956%, 6/15/29(2)                                                  62,788                 60,883
Series 2551, Cl. FD, 0.956%, 1/15/33(2)                                                  48,536                 47,483
Series 2641, Cl. CE, 3.50%, 9/15/25                                                     392,085                393,075
Series 2676, Cl. KY, 5%, 9/15/23                                                      3,843,000              4,084,168
Series 2727, Cl. UA, 3.50%, 10/15/22                                                     36,559                 36,527
Series 2750, Cl. XG, 5%, 2/1/34                                                       6,037,000              6,329,709
Series 2777, Cl. PJ, 4%, 5/15/24                                                         61,057                 61,038
Series 2857, Cl. MG, 5%, 9/1/34                                                       2,045,000              2,146,181
Series 2890, Cl. PE, 5%, 11/1/34                                                      6,120,000              6,421,875
Series 2934, Cl. NA, 5%, 4/15/24                                                        493,473                499,716
Series 2936, Cl. PE, 5%, 2/1/35                                                       4,858,000              5,108,978
Series 2947, Cl. HE, 5%, 3/1/35                                                       1,650,000              1,734,163
Series 3025, Cl. SJ, 22.71%, 8/15/35(2)                                                 831,240              1,009,740
Series 3035, Cl. DM, 5.50%, 11/15/25                                                  1,849,046              1,882,172
Series 3094, Cl. HS, 22.344%, 6/15/34(2)                                                465,287                542,182
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security:
Series 177, Cl. IO, 11.658%, 7/1/26(5)                                                  161,274                 21,785
Series 192, Cl. IO, 7.901%, 2/1/28(5)                                                    42,052                  5,481
Series 200, Cl. IO, 7.684%, 1/1/29(5)                                                    52,147                  6,647
Series 205, Cl. IO, 8.131%, 9/1/29(5)                                                   219,947                 28,246
Series 2074, Cl. S, 42.552%, 7/17/28(5)                                                  54,079                  7,581
Series 2079, Cl. S, 51.955%, 7/17/28(5)                                                  88,106                 12,527


                     3 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
FHLMC/FNMA/SPONSORED CONTINUED
Series 208, Cl. IO, (21.052)%, 6/1/30(5)                                        $       239,998         $       29,826
Series 2136, Cl. SG, 86.139%, 3/15/29(5)                                              2,380,877                221,061
Series 216, Cl. IO, 3.439%, 12/1/31(5)                                                  236,839                 31,986
Series 2177, Cl. S, 73.539%, 8/15/29(5)                                               2,619,215                309,957
Series 224, Cl. IO, 1.231%, 3/1/33(5)                                                 1,605,349                212,496
Series 2399, Cl. SG, 74.19%, 12/15/26(5)                                              1,420,538                137,640
Series 243, Cl. 6, 14.681%, 12/15/32(5)                                                 690,315                 82,425
Series 2437, Cl. SB, 87.212%, 4/15/32(5)                                              4,098,916                447,288
Series 2526, Cl. SE, 37.556%, 6/15/29(5)                                                117,387                 14,090
Series 2802, Cl. AS, 99.999%, 4/15/33(5)                                              1,055,781                 88,161
Series 2920, Cl. S, 71.581%, 1/15/35(5)                                                 958,593                 77,605
Series 3000, Cl. SE, 99.999%, 7/15/25(5)                                              1,105,245                103,537
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                                                632,139                 51,011
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 192, Cl. PO, 7.622%, 2/1/28(6)                                          42,052                 34,202
Federal National Mortgage Assn.:
4.50%, 4/1/24(7)                                                                     24,345,000             25,067,754
5%, 11/25/21-11/1/33                                                                 37,044,862             38,358,575
5%, 4/1/24(7)                                                                        23,703,000             24,580,746
5.296%, 10/1/36                                                                      10,942,180             11,297,383
5.50%, 4/25/21-7/1/22                                                                 1,140,136              1,190,327
5.50%, 4/1/24-4/1/39(7)                                                              55,503,000             57,619,158
6%, 10/25/16-9/25/21                                                                  2,137,965              2,246,608
6%, 4/1/24-4/1/39(7)                                                                 34,795,000             36,368,701
6.50%, 3/25/17-1/1/34                                                                 9,545,564             10,082,023
6.50%, 4/1/39(7)                                                                      7,011,000              7,384,560
7%, 11/1/17-6/25/34                                                                   9,392,461             10,123,895
7.50%, 2/25/27-3/25/33                                                                4,334,336              4,703,603
8.50%, 7/1/32                                                                             6,961                  7,644
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                                  865,230                915,093
Trust 2001-44, Cl. QC, 6%, 9/25/16                                                    1,559,398              1,655,674
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                  438,960                473,434
Trust 2001-69, Cl. PF, 1.522%, 12/25/31(2)                                              997,294                991,893
Trust 2001-74, Cl. QE, 6%, 12/25/31                                                   5,142,081              5,435,082
Trust 2001-80, Cl. ZB, 6%, 1/25/32                                                    1,062,835              1,122,535
Trust 2002-12, Cl. PG, 6%, 3/25/17                                                      687,150                730,035
Trust 2002-29, Cl. F, 1.522%, 4/25/32(2)                                                487,286                484,566
Trust 2002-56, Cl. KW, 6%, 4/25/23                                                    2,980,872              3,042,233
Trust 2002-60, Cl. FH, 1.522%, 8/25/32(2)                                             1,023,476              1,018,056
Trust 2002-64, Cl. FJ, 1.522%, 4/25/32(2)                                               150,051                148,574
Trust 2002-68, Cl. FH, 1.056%, 10/18/32(2)                                              338,211                332,561
Trust 2002-71, Cl. UB, 5%, 11/25/15                                                   1,559,843              1,570,438
Trust 2002-84, Cl. FB, 1.522%, 12/25/32(2)                                            1,998,321              1,987,734
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                       706,266                750,527
Trust 2002-9, Cl. PR, 6%, 3/25/17                                                       864,789                918,984
Trust 2002-90, Cl. FH, 1.022%, 9/25/32(2)                                             1,118,066              1,096,991


                     4 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 2003-11, Cl. FA, 1.522%, 9/25/32(2)                                       $     1,998,367         $    1,987,780
Trust 2003-116, Cl. FA, 0.922%, 11/25/33(2)                                             125,927                122,464
Trust 2003-81, Cl. PW, 4%, 3/25/25                                                      391,696                392,245
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                   1,825,000              1,929,743
Trust 2004-52, Cl. JR, 4.50%, 7/25/24                                                   558,040                558,192
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                                 571,000                607,828
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                               2,160,000              2,302,946
Trust 2005-25, Cl. PS, 25.864%, 4/25/35(2)                                              711,124                847,109
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                                   560,000                583,575
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                   480,000                501,133
Trust 2006-46, Cl. SW, 22.286%, 6/25/36(2)                                            1,177,629              1,402,179
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 52.374%, 11/18/31(5)                                             551,443                 53,086
Trust 2001-63, Cl. SD, 38.38%, 12/18/31(5)                                              128,408                 12,022
Trust 2001-68, Cl. SC, 30.803%, 11/25/31(5)                                              88,413                  8,624
Trust 2001-81, Cl. S, 35.251%, 1/25/32(5)                                               101,325                  9,650
Trust 2002-28, Cl. SA, 37.956%, 4/25/32(5)                                               61,221                  6,243
Trust 2002-38, Cl. SO, 52.554%, 4/25/32(5)                                              298,556                 31,698
Trust 2002-48, Cl. S, 34.563%, 7/25/32(5)                                                96,790                 10,917
Trust 2002-52, Cl. SL, 35.778%, 9/25/32(5)                                               61,517                  6,727
Trust 2002-56, Cl. SN, 37.364%, 7/25/32(5)                                              133,002                 14,629
Trust 2002-77, Cl. IS, 44.723%, 12/18/32(5)                                             508,652                 56,881
Trust 2002-77, Cl. SH, 40.558%, 12/18/32(5)                                             132,305                 15,045
Trust 2002-9, Cl. MS, 33.752%, 3/25/32(5)                                               129,262                 14,782
Trust 2003-117, Cl. KS, 56.404%, 8/25/33(5)                                          10,287,733                812,232
Trust 2003-13, Cl. IO, 7.465%, 3/25/33(5)                                               952,929                110,334
Trust 2003-26, Cl. DI, 8.157%, 4/25/33(5)                                               747,900                 82,974
Trust 2003-33, Cl. SP, 42.249%, 5/25/33(5)                                              931,498                 95,800
Trust 2003-38, Cl. SA, 35.283%, 3/25/23(5)                                            1,679,800                171,051
Trust 2003-4, Cl. S, 47.631%, 2/25/33(5)                                                280,325                 29,294
Trust 2005-40, Cl. SA, 70.15%, 5/25/35(5)                                             2,729,942                225,088
Trust 2005-40, Cl. SB, 97.447%, 5/25/35(5)                                            4,305,992                456,693
Trust 2005-63, Cl. SA, 99.999%, 10/25/31(5)                                             210,118                 17,827
Trust 2005-71, Cl. SA, 72.635%, 8/25/25(5)                                              698,738                 74,543
Trust 2005-85, Cl. SA, 99.999%, 10/25/35(5)                                          10,893,185              1,307,866
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(5)                                          10,586,964                784,414
Trust 2005-87, Cl. SG, 99.999%, 10/25/35(5)                                           2,841,995                199,175
Trust 2006-90, Cl. SX, 99.999%, 9/25/36(5)                                            2,642,950                238,025
Trust 214, Cl. 2, 22.133%, 3/1/23(5)                                                    666,844                113,443
Trust 221, Cl. 2, 17.019%, 5/1/23(5)                                                     72,521                 10,985
Trust 240, Cl. 2, 19.153%, 9/1/23(5)                                                    140,409                 18,492
Trust 254, Cl. 2, 10.49%, 1/1/24(5)                                                   1,153,083                199,684
Trust 2682, Cl. TQ, 99.999%, 10/15/33(5)                                              1,037,461                 95,586
Trust 2981, Cl. BS, 99.999%, 5/15/35(5)                                               1,860,089                146,672
Trust 301, Cl. 2, (0.778)%, 4/1/29(5)                                                   299,746                 37,817


                     5 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 313, Cl. 2, 28.562%, 6/1/31(5)                                            $     3,410,916         $      447,484
Trust 319, Cl. 2, 5.006%, 2/1/32(5)                                                      98,608                 12,544
Trust 321, Cl. 2, 5.036%, 4/1/32(5)                                                     442,735                 57,335
Trust 324, Cl. 2, (1.203)%, 7/1/32(5)                                                   760,674                 97,218
Trust 328, Cl. 2, (6.09)%, 12/1/32(5)                                                 7,094,792                925,579
Trust 331, Cl. 5, 9.072%, 2/1/33(5)                                                   1,683,053                198,307
Trust 334, Cl. 12, 5.097%, 2/1/33(5)                                                  1,434,395                199,374
Trust 334, Cl. 3, 4.407%, 7/1/33(5)                                                     846,234                 97,210
Trust 334, Cl. 5, 4.481%, 5/1/33(5)                                                     996,406                116,603
Trust 339, Cl. 15, 17.207%, 7/1/33(5)                                                 3,799,091                555,602
Trust 339, Cl. 7, 5.656%, 7/1/33(5)                                                   6,954,800                809,794
Trust 339, Cl. 8, 6.366%, 8/1/33(5)                                                     473,465                 55,189
Trust 342, Cl. 2, 1.452%, 9/1/33(5)                                                     119,264                 15,430
Trust 344, Cl. 2, 0.888%, 12/1/33(5)                                                  4,174,422                532,255
Trust 345, Cl. 9, 8.568%, 1/1/34(5)                                                   1,831,695                219,554
Trust 351, Cl. 10, 9.127%, 4/1/34(5)                                                    798,147                 89,446
Trust 351, Cl. 11, 9.585%, 11/1/34(5)                                                   424,965                 48,402
Trust 351, Cl. 8, 9.503%, 4/1/34(5)                                                   1,279,550                142,899
Trust 351, Cl. 9, 8.559%, 10/1/34(5)                                                 15,818,359              1,748,846
Trust 356, Cl. 10, 9.215%, 6/1/35(5)                                                  1,133,354                124,647
Trust 356, Cl. 12, 9.365%, 2/1/35(5)                                                    585,211                 63,807
Trust 362, Cl. 12, 10.90%, 8/1/35(5)                                                  1,083,484                145,168
Trust 362, Cl. 13, 10.884%, 8/1/35(5)                                                   645,154                 86,210
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security:
Trust 322, Cl. 1, 8.176%, 4/1/32(6)                                                   5,545,269              5,115,777
Trust 324, Cl. 1, 7.986%, 7/1/32(6)                                                     189,946                176,704
                                                                                                        --------------
                                                                                                           354,338,563
                                                                                                        --------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn.:
4.125%, 12/9/25(2)                                                                        6,876                  6,914
7%, 3/29/28-7/29/28                                                                     361,129                387,631
7.50%, 3/1/27                                                                            15,476                 16,686
8%, 11/29/25-5/29/26                                                                    101,563                110,262
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                                   1,386,824              1,518,049
Series 2000-12, Cl. ZA, 8%, 2/16/30                                                   3,240,931              3,423,578
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Series 1998-19, Cl. SB, 37.972%, 7/16/28(5)                                             175,069                 24,580
Series 1998-6, Cl. SA, 57.789%, 3/16/28(5)                                              108,407                 13,483
Series 2001-21, Cl. SB, 73.591%, 1/16/27(5)                                             826,412                 96,269
Series 2006-47, Cl. SA, 76.336%, 8/16/36(5)                                           4,179,593                442,289
                                                                                                        --------------
                                                                                                             6,039,741


                     6 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
NON-AGENCY--9.3%
COMMERCIAL--3.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                                         $     3,900,000         $    1,746,822
Series 2008-1, Cl. A4, 6.165%, 12/1/17(2)                                             3,670,000              2,684,937
Series 2008-1, Cl. AJ, 6.208%, 1/1/18(2)                                                940,000                227,205
Series 2008-1, Cl. AM, 6.208%, 1/1/18(2)                                              2,920,000              1,321,613
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series
2006-2, Cl. A1B, 0.622%, 9/25/36(2)                                                     112,246                110,414
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates,
Series 2005-17, Cl. 1A8, 5.50%, 9/1/35                                                3,740,000              3,047,787
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates,
Series 2005-HYB8, Cl. 4A1, 5.55%, 12/20/35(2)                                           209,610                114,025
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through
Certificates, Series 2006-C4, Cl. A3, 5.725%, 3/1/49(2)                               2,940,000              2,214,049
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                                            9,170,000              7,375,786
Series 2007-CD4, Cl. AJ, 5.398%, 12/1/49                                              2,680,000                575,424
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2006-A5, Cl. 1A13, 0.972%,
10/25/36(2)                                                                           2,369,882                802,796
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-C3, Cl. A4, 5.723%, 6/1/39(2)                               1,560,000                941,283
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates,
Series 2007-8CB, Cl. A1, 5.50%, 5/25/37                                               4,768,891              3,291,533
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB1, Cl. A2A, 5.50%, 2/25/36                                                666,525                594,852
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36                                              1,187,349              1,050,960
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                            1,584,616                936,501
Series 2007-RS1, Cl. A2, 1.02%, 1/27/37(1,2)                                          1,636,422                419,844
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37                   1,067,757              1,008,272
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through
Certificates, Series 2007-AR3, Cl. 1A1, 6.13%, 11/1/37(2)                             5,455,385              2,945,819
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series
2004-C3, Cl. A2, 4.433%, 7/10/39                                                      1,685,147              1,678,490
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F, 7.005%, 5/15/30(1,2)                             1,567,000              1,562,901
Greenwich Capital Commercial Mortgage 2007-GG11, Commercial Mtg.
Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17                   7,325,000              5,291,655


                     7 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
COMMERCIAL CONTINUED
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series
2006-GG8, Cl. A4, 5.56%, 11/1/39                                                $     1,960,000         $    1,477,713
GSR Mortgage Loan Trust 2005-4F, Mtg. Pass-Through Certificates, Series
2005-4F, Cl. 6A1, 6.50%, 2/25/35                                                      2,980,790              2,805,065
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates,
Series 2005-AR31, Cl. 2 A2, 5.294%, 1/1/36(2)                                           589,160                178,978
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47                                                630,000                147,096
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47                                               5,600,000              3,632,508
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47                                              6,380,000              2,854,767
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                                                8,390,000              4,064,291
Series 2008-C2, Cl. AJ, 6.579%, 2/1/51(2)                                             3,210,000                580,866
Series 2008-C2, Cl. AM, 6.579%, 2/1/51                                                4,990,000              1,205,747
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDPX, Commercial
Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49              4,410,000              2,994,065
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mtg.
Pass-Through Certificates:
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                                             5,682,000              4,803,954
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                            2,380,000              1,912,329
JPMorgan Commercial Mortgage Finance Corp., Mtg. Pass-Through Certificates,
Series 2000-C9, Cl. A2, 7.77%, 10/15/32                                               2,018,502              2,030,465
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series
2006-A2, Cl. 3A4, 5.678%, 4/1/36(2)                                                   2,790,949                812,082
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series
2006-A7, Cl. 2A2, 5.798%, 1/1/37(2)                                                   1,027,918                584,717
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through
Certificates, Series 2008-C1, Cl. AM, 6.15%, 4/11/41(2)                               2,610,000              1,238,398
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series
2004-6, Cl. 10A1, 6%, 7/25/34                                                           402,198                340,244
Mastr Asset Securitization Trust 2006-3, Mtg. Pass-Through Certificates,
Series 2006-3, Cl. 2A1, 0.972%, 10/25/36(2)                                           6,062,594              3,868,096
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg. Asset-Backed
Certificates, Series 2005-A9, Cl. 4A1, 5.494%, 12/1/35(2)                             3,125,795              2,022,983
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through
Certificates, Series 2006-C1, Cl. AJ, 5.657%, 5/1/39(2)                               1,175,000                328,602
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates,
Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49                                             3,420,000              2,390,268
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                                 168,317                168,280
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2005-QA4, Cl. A32, 5.38%, 4/25/35(2)                                             157,711                 35,639
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A114, 5.75%, 4/25/37                                             1,510,229                628,234
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through
Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36                                 1,120,608                638,818


                     8 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
COMMERCIAL CONTINUED
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                             $       986,117         $      458,559
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series
2007-1, Cl. 2A1, 5.825%, 2/1/37(2)                                                   13,745,799              7,251,470
Structured Asset Mortgage Investments, Inc., Mtg. Pass-Through Certificates,
Series 2002-AR3, Cl. A2, 1.306%, 9/19/32(1,2)                                           669,377                381,545
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg.
Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48                  2,997,000              2,607,929
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg.
Pass-Through Certificates, Series 2007-C33, Cl. A4, 5.902%, 2/1/51(2)                 5,790,000              3,573,155
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg.
Pass-Through Certificates, Series 2007-C34, Cl. AJ, 5.952%, 5/1/46(2)                 2,610,000                525,342
WaMu Mortgage Pass-Through Certificates 2006-AR14 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR14, Cl. 1A7, 5.609%, 11/1/36(2)                           1,679,990                380,338
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR15, Cl. 1A, 2.662%, 11/1/46(1,2)                          1,543,998                480,956
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through
Certificates:
Series 2007-HY1, Cl. 1A2, 5.695%, 2/25/37(1,2)                                        2,631,603                473,689
Series 2007-HY1, Cl. 2A4, 5.845%, 2/1/37(2)                                             655,849                264,125
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY3, Cl. 2A2, 5.66%, 3/1/37(2)                              3,784,875                958,235
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37(2)                               751,956                431,400
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through
Certificates, Series 2007-OA3, Cl. 5A, 1.772%, 4/1/47(1,2)                            1,077,455                294,684
Wells Fargo Mortgage-Backed Securities 2004-U Trust, Mtg. Pass-Through
Certificates, Series 2004-U, Cl. A1, 5.004%, 10/1/34(2)                               1,087,459                789,730
Wells Fargo Mortgage-Backed Securities 2004-V Trust, Mtg. Pass-Through
Certificates, Series 2004-V, Cl. 1A1, 4.008%, 10/1/34(2)                              3,507,236              2,729,781
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through
Certificates, Series 2004-W, Cl. B2, 4.542%, 11/1/34(2)                               1,214,326                551,227
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 4.544%, 2/1/35(2)                6,127,576              4,722,495


                     9 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
COMMERCIAL CONTINUED
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR8, Cl. 1A3, 5.068%, 4/25/36(2)                      $     3,817,834         $    2,495,894
                                                                                                        --------------
                                                                                                           111,057,727
                                                                                                        --------------
MANUFACTURED HOUSING--0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR12, Cl. 2A1, 6.097%, 9/25/36(2)                           6,429,768              4,047,932
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 2A5, 5.084%, 3/25/36(2)                            1,822,415              1,048,113
                                                                                                        --------------
                                                                                                             5,096,045
                                                                                                        --------------
MULTIFAMILY--0.3%
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates,
Series 2003-46, Cl. 1A2, 5.145%, 1/19/34(2)                                           3,620,850              2,826,852
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through
Certificates, Series 2005-A2, Cl. A2, 4.485%, 2/1/35(2)                               1,404,407                962,530
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR10, Cl. 2A1, 5.627%, 7/25/36(2)                           4,512,805              2,525,765
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36(2)                            2,645,284              1,719,114
                                                                                                        --------------
                                                                                                            8,034,261
                                                                                                        --------------
OTHER--0.0%
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through Certificates, Series
2005-S2, Cl. 3A1, 6.726%, 2/25/32(2)                                                  1,488,822              1,140,622
RESIDENTIAL--5.5%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
Certificates, Series 2007-4, Cl. AM, 5.812%, 8/1/17(2)                                6,560,000              2,668,203
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series
2004-2, Cl. 12A2, 4.301%, 5/1/34(1,2)                                                 5,023,778              3,290,575
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series
2004-9, Cl. 23A1, 5.017%, 11/1/34(2)                                                  3,094,250              2,397,055
Chase Mortgage Finance Trust 2006-S3, Multiclass Mtg. Pass-Through
Certificates, Series 2006-S3, Cl. 1A2, 6%, 11/1/36                                    4,210,000              2,171,030
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through
Certificates, Series 2007-A1, Cl. 9A1, 4.567%, 2/1/37(2)                              3,735,668              3,026,129
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates,
Series 2005-26, Cl. 1A8, 5.50%, 11/1/35                                               3,588,617              3,375,165
CHL Mortgage Pass-Through Trust 2005-27, Mtg. Pass-Through Certificates,
Series 2005-27, Cl. 2A1, 5.50%, 12/1/35                                               3,243,179              2,402,984
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates,
Series 2005-31, Cl. 2A4, 5.473%, 1/1/36(1,2)                                          1,400,537                359,011
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates,
Series 2005-J4, Cl. A7, 5.50%, 11/1/35                                                2,110,000              1,611,481


                     10 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
RESIDENTIAL CONTINUED
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates,
Series 2007-HY3, Cl. 1A1, 5.617%, 6/1/47(1,2)                                   $     3,217,656         $    1,576,652
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 6.08%, 9/1/47(2)                                           17,771,727              9,050,490
Series 2007-HY4, Cl. 1A2, 6.08%, 9/1/47(1,2)                                          3,833,455                575,018
Series 2007-HY4, Cl. 2A2, 6.237%, 11/1/37(1,2)                                          826,888                124,033
Series 2007-HY4, Cl. 3A2, 6.388%, 11/1/37(1,2)                                          892,541                133,881
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.929%, 9/1/37(1,2)                                         4,169,118              1,000,588
Series 2007-HY5, Cl. 2A2, 6.001%, 9/1/37(1,2)                                         1,085,107                260,426
Series 2007-HY5, Cl. 3A2, 6.197%, 9/1/37(1,2)                                         2,660,969                638,633
Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through
Certificates, Series 2007-C6, Cl. A2, 5.70%, 8/1/12(2)                                1,110,000                934,949
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates,
Series 2005-2, Cl. 1A3, 4.949%, 5/1/35(1,2)                                           4,006,696              2,588,857
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates,
Series 2005-3, Cl. 2A4, 5.196%, 8/1/35(2)                                             8,040,170              4,446,751
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Asset-Backed Pass-Through
Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36(1,2)                            4,277,940                933,162
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Asset-Backed Pass-Through
Certificates:
Series 2006-AR2, Cl. 1A2, 5.537%, 3/1/36(2)                                           8,844,788              4,819,649
Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36(1)                                           3,819,706              1,745,652
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49                 5,680,000              2,490,956
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21            3,084,271              2,297,508
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series
2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                      4,573,693              4,044,234
CWALT Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates,
Series 2006-43CB, Cl. 1A10, 6%, 2/1/37(1)                                            14,698,001              6,779,286
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series
2004-5, Cl. 2A1, 4.48%, 5/1/34(2)                                                     3,709,054              2,691,844
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates:
Series 2005-AR6, Cl. 1A4, 4.129%, 9/1/35(2)                                           9,912,528              6,772,798
Series 2005-AR6, Cl. 3A1, 4.559%, 9/25/35(2)                                          4,670,968              3,374,441
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series
2005-AR7, Cl. 4A1, 5.346%, 11/25/35(2)                                                5,122,157              3,134,420
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series
2007-AR1, Cl. 4A1, 5.815%, 3/1/37(1,2)                                                3,632,967              1,998,132


                     11 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
RESIDENTIAL CONTINUED
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series
2007-A1, Cl. 7A1, 5.298%, 7/1/35(1,2)                                           $     6,135,287         $    3,625,458
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series
2007-A3, Cl. 3A3, 6.008%, 5/1/37(1,2)                                                 1,785,683                256,424
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through
Certificates, Series 2007-C7, Cl. AM, 6.166%, 9/11/45(2)                             10,430,000              4,750,611
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B,
5.55%, 1/25/36                                                                          252,609                192,617
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through
Certificates, Series 2006-2, Cl. 1A1, 5.012%, 4/1/36(2)                               3,207,199              1,813,220
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through
Certificates, Series 2006-3, Cl. 2A1, 6.078%, 10/25/36(2)                             5,973,738              4,226,572
Merrill Lynch Mortgage Investors Trust 2007-3, Mtg. Pass-Through
Certificates, Series 2007-3, Cl. 1A1, 5.807%, 9/1/37(2)                               2,528,724              2,079,727
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%,
9/25/36                                                                               3,399,458              2,049,191
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%,
9/25/36                                                                                 522,353                467,270
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. 2A2, 6%, 5/1/36                                                    148,606                135,347
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37                                              1,422,680                643,337
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through
Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35                                 3,720,000              1,450,272
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through
Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35                                    5,944,650              4,138,730
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, 5.764%, 7/1/37(1,2)                                                     3,096,117                347,694
WaMu Asset-Backed Certificates 2005-AR12 Trust, Mtg. Asset-Backed
Certificates, Series 2007-AR12, Cl. 1A8, 4.83%, 10/1/35(2)                            3,758,691              2,446,075
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through
Certificates, Series 2003-AR9, Cl. 2A, 4.485%, 9/25/33(2)                             1,543,270              1,274,670
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR10, Cl. 1A2, 5.931%, 9/1/36(2)                            4,300,336              3,370,453
WaMu Mortgage Pass-Through Certificates 2006-AR14 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR14, Cl. 2A4, 5.748%, 11/1/36(1,2)                           511,870                117,728
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through
Certificates:
Series 2007-HY1, Cl. 4A1, 5.414%, 2/1/37(2)                                          18,913,677             10,328,048
Series 2007-HY1, Cl. 5A1, 5.751%, 2/1/37(2)                                          11,040,213              5,911,350
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through
Certificates:
Series 2007-HY2, Cl. 1A1, 5.588%, 12/1/36(2)                                         12,810,984              6,407,605


                     12 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
RESIDENTIAL CONTINUED
Series 2007-HY2, Cl. 1A2, 5.588%, 12/1/36(1,2)                                  $     1,530,156         $      378,614
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY3, Cl. 4A1, 5.334%, 3/1/37(2)                            12,164,092              6,716,755
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY4, Cl. 4A1, 5.506%, 9/25/36(2)                           10,843,508              6,022,856
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY6, Cl. 2A1, 5.678%, 6/25/37(2)                            5,684,274              2,974,077
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY7, Cl. 2A1, 5.831%, 7/1/37(2)                             3,072,099              1,406,505
Washington Mutual Mortgage Pass-Through Certificates, Mtg. Pass-Through
Certificates, Series 2007-1, Cl. 1A8, 6%, 2/25/37                                     4,691,551              3,349,321
Wells Fargo Mortgage-Backed Securities 2005-AR12 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR12, Cl. 2A6, 4.265%, 7/1/35(2)                            2,105,589              1,504,980
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR16, Cl. 2A1, 4.466%, 10/1/35(2)                           2,347,660              1,639,494
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through
Certificates:
Series 2006-AR10, Cl. 2A2, 5.627%, 7/1/36(1,2)                                        2,336,752                467,350
Series 2006-AR10, Cl. 3A2, 4.735%, 7/1/36(1,2)                                          963,028                192,606
Series 2006-AR10, Cl. 4A2, 5.557%, 7/1/36(1,2)                                        3,376,736                675,347
Series 2006-AR10, Cl. 5A3, 5.593%, 7/1/36(2)                                          1,669,773                868,041
Series 2006-AR10, Cl. 5A6, 5.593%, 7/1/36(2)                                         16,954,708              8,949,344
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR13, Cl. A4, 5.751%, 9/1/36(2)                            11,440,000              5,998,887
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR8, Cl. 2A1, 5.24%, 4/1/36(2)                              2,585,999              1,475,614
                                                                                                        --------------
                                                                                                           182,366,183
                                                                                                        --------------
Total Mortgage-Backed Obligations (Cost $838,508,879)                                                      668,073,142
                                                                                                        --------------
U.S. GOVERNMENT OBLIGATIONS--8.3%
Fannie Mae Nts., 2.75%, 3/13/14(8)                                                   11,975,000             12,137,501
Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13(8)                              9,795,000             10,231,593
Federal Home Loan Mortgage Corp. Unsec. Nts., 2.50%, 1/7/14(8)                       19,300,000             19,343,753
Federal National Mortgage Assn. Unsec. Nts., 4.625%, 10/15/14(8)                      9,070,000             10,005,362
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 5.155%, 1/15/21(9)           5,667,000              3,493,439
U.S. Treasury Bonds:                                                                    900,000                885,986
STRIPS, 4.201%, 2/15/11(9)


                     13 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
STRIPS, 4.883%, 2/15/16(9)                                                      $     2,116,000         $    1,774,095
U.S. Treasury Inflationary Index Nts., 0.625%, 4/15/13(10,11)                       222,620,000            220,507,546
                                                                                                        --------------
Total U.S. Government Obligations (Cost $259,681,937)                                                      278,379,275
                                                                                                        --------------
FOREIGN GOVERNMENT OBLIGATIONS--20.6%
ARGENTINA--0.1%
Argentina (Republic of) Bonds:
1.683%, 8/3/12(2)                                                                       571,500                269,256
Series GDP, 1.626%, 12/15/35(2)                                                       8,600,000                277,780
Series V, 7%, 3/28/11                                                                 2,320,000                961,672
Series VII, 7%, 9/12/13                                                               3,035,000                999,148
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15                                  4,230,000                979,245
Argentina (Republic of) Sr. Unsecured Nts., 15.40%, 1/30/14(2)                        9,083,373   ARP          978,812
                                                                                                        --------------
                                                                                                             4,465,913
                                                                                                        --------------
AUSTRALIA--0.1%
New South Wales Treasury Corp. Bonds:
Series 12, 6%, 5/1/12                                                                 1,115,000   AUD          816,425
Series 14, 5.50%, 8/1/14                                                              1,625,000   AUD        1,166,207
                                                                                                        --------------
                                                                                                             1,982,632
                                                                                                        --------------
BELGIUM--0.1%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35                                    1,965,000   EUR        2,785,153
BRAZIL--2.7%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%,
6/16/18(12)                                                                           5,340,000              5,106,375
Brazil (Federal Republic of) Bonds:
6%, 1/17/17                                                                          11,870,000             11,899,675
8%, 1/15/18                                                                          11,545,000             12,653,320
8.75%, 2/4/25                                                                         2,950,000              3,377,750
8.875%, 10/14/19(13)                                                                  4,610,000              5,439,800
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/10/10                                                                         18,216,000   BRR        8,026,383
10%, 1/1/12                                                                          36,251,000   BRR       15,611,250
10%, 1/1/14                                                                           8,370,000   BRR        3,359,241
10%, 1/1/17                                                                          56,648,000   BRR       21,433,906
Brazil (Federal Republic of) Nts., 7.875%, 3/7/15                                       130,000                144,300
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19                                3,380,000              3,303,950
                                                                                                        --------------
                                                                                                            90,355,950
                                                                                                        --------------
BULGARIA--0.1%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                                                          740,000                747,400
8.25%, 1/15/15(12)                                                                      710,000                717,100
                                                                                                        --------------
                                                                                                             1,464,500
                                                                                                        --------------
CANADA--0.2%
Canada (Government of) Bonds:
3.50%, 6/1/13                                                                         2,250,000   CAD        1,919,406
5%, 6/1/37                                                                            2,365,000   CAD        2,354,496


                     14 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
Canada (Government of) Nts.:
3.75%, 6/1/10                                                                         1,690,000   CAD   $    1,388,258
4.25%, 6/1/18                                                                         1,030,000   CAD          924,680
                                                                                                        --------------
                                                                                                             6,586,840
                                                                                                        --------------
COLOMBIA--0.5%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(1)                               3,058,000,000   COP        1,018,101
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                                                       3,805,000              3,414,988
12%, 10/22/15                                                                    18,886,000,000   COP        8,452,444
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                                      2,030,000              2,035,075
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                                     960,000                976,320
EEB International Ltd. Sr. Unsec. Bonds, 8.75%, 10/31/14(12)                          1,780,000              1,664,300
                                                                                                        --------------
                                                                                                            17,561,228
                                                                                                        --------------
DENMARK--0.1%
Denmark (Kingdom of) Bonds, 5%, 11/15/13                                             13,600,000   DKK        2,649,530
EGYPT--0.1%
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12(12)                 22,870,000   EGP        3,532,203
FRANCE--1.0%
France (Government of) Bonds, 4.25%, 10/25/18                                        14,100,000   EUR       19,770,067
France (Government of) Treasury Nts., 3.75%, 1/12/13                                 10,350,000   EUR       14,464,176
                                                                                                        --------------
                                                                                                            34,234,243
                                                                                                        --------------
GERMANY--1.1%
Germany (Federal Republic of) Bonds:
5.50%, 1/4/31                                                                         4,225,000   EUR        6,727,038
Series 03, 3.75%, 7/4/13                                                              7,316,000   EUR       10,349,923
Series 05, 4%, 1/4/37                                                                14,645,000   EUR       19,624,732
                                                                                                        --------------
                                                                                                            36,701,693
                                                                                                        --------------
GREECE--0.6%
Greece (Republic of) Bonds, 4.60%, 5/20/13                                           14,171,000   EUR       19,025,330
HUNGARY--0.2%
Hungary (Republic of) Bonds:
Series 12/C, 6%, 10/24/12                                                         1,609,000,000   HUF        5,649,460
Series 14/C, 5.50%, 2/12/14                                                         503,700,000   HUF        1,615,503
                                                                                                        --------------
                                                                                                             7,264,963
                                                                                                        --------------
INDONESIA--0.7%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14(12)                                                                    1,418,000              1,311,650
6.875%, 1/17/18(12)                                                                   4,490,000              3,636,900
7.25%, 4/20/15(12)                                                                    4,293,000              3,971,025
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38(12)                                                                      605,000                471,900
10.375%, 5/4/14(12)                                                                   2,720,000              2,849,200
11.625%, 3/4/19(12)                                                                   4,467,000              4,880,198


                     15 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(12)                        $     6,700,000         $    5,695,000
                                                                                                        --------------
                                                                                                            22,815,873
                                                                                                        --------------
ISRAEL--0.5%
Israel (State of) Bonds:
5.125%, 3/26/19                                                                       2,875,000              2,901,137
5.50%, 2/28/17                                                                       24,370,000   ILS        6,326,555
Series 2682, 7.50%, 3/31/14                                                          25,080,000   ILS        7,152,184
                                                                                                        --------------
                                                                                                            16,379,876
                                                                                                        --------------
ITALY--0.5%
Buoni Poliennali Del Tes Bonds:
3.75%, 2/1/11                                                                         4,840,000   EUR        6,649,397
3.75%, 12/15/13                                                                       7,117,000   EUR        9,663,696
                                                                                                        --------------
                                                                                                            16,313,093
                                                                                                        --------------
JAPAN--3.9%
Japan (Government of) Bonds:
2 yr., Series 269, 0.90%, 6/15/10                                                 3,531,000,000   JPY       35,917,495
5 yr., Series 72, 1.50%, 6/20/13                                                  4,052,000,000   JPY       42,294,758
10 yr., Series 279, 2%, 3/20/16                                                     660,000,000   JPY        7,135,948
10 yr., Series 282, 1.70%, 9/20/16                                                1,846,000,000   JPY       19,575,507
20 yr., Series 61, 1%, 3/20/23                                                    1,098,000,000   JPY       10,119,770
20 yr., Series 73, 2%, 12/20/24                                                     823,000,000   JPY        8,523,165
20 yr., Series 75, 2.10%, 3/20/25                                                   458,000,000   JPY        4,798,994
                                                                                                        --------------
                                                                                                           128,365,637
                                                                                                        --------------
KOREA, REPUBLIC OF SOUTH--0.1%
Export-Import Bank of Korea (The), 8.125% Sr. Nts., 1/21/14                           3,400,000              3,519,333
MEXICO--1.6%
United Mexican States Bonds:
5.625%, 1/15/17(1)                                                                    5,820,000              5,721,060
Series A, 6.375%, 1/16/13                                                             3,800,000              4,028,000
Series MI10, 8%, 12/19/13                                                           126,490,000   MXN        9,219,269
Series M20, 10%, 12/5/24(2)                                                         125,300,000   MXN       10,433,036
United Mexican States Sr. Unsec. Bonds, 6.05%, 1/11/40                                2,070,000              1,780,200
United Mexican States Sr. Unsec. Nts., 5.875%, 2/17/14                                2,045,000              2,121,688
United Mexican States Treasury Bills, Series BI, 8.15%, 4/2/09(9)                   255,600,000   MXN       18,041,126
                                                                                                        --------------
                                                                                                            51,344,379
                                                                                                        --------------
NIGERIA--0.0%
Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10                 49,627                 38,915
Nigeria (Federal Republic of) Treasury Bills, Series 364, 9.30%, 4/9/09(9)          175,100,000   NGN        1,182,073
                                                                                                        --------------
                                                                                                             1,220,988
                                                                                                        --------------
NORWAY--0.0%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13                                             7,740,000   NOK        1,319,706


                     16 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
PANAMA--0.5%
Panama (Republic of) Bonds:
6.70%, 1/26/36                                                                  $     7,190,000         $    6,345,175
7.25%, 3/15/15                                                                        6,230,000              6,385,750
8.875%, 9/30/27                                                                       1,375,000              1,458,875
9.375%, 4/1/29                                                                          655,000                722,138
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                                    2,760,000              2,622,000
                                                                                                        --------------
                                                                                                            17,533,938
                                                                                                        --------------
PERU--0.8%
Peru (Republic of) Bonds:
7.84%, 8/12/20                                                                       28,080,000   PEN        9,760,918
9.91%, 5/5/15                                                                        10,351,000   PEN        3,958,856
Series 7, 8.60%, 8/12/17                                                             27,250,000   PEN       10,040,019
Series 8-1, 12.25%, 8/10/11                                                           5,415,000   PEN        1,968,094
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16(9)                                         363,871                255,146
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19                                   1,730,000              1,755,950
                                                                                                        --------------
                                                                                                            27,738,983
                                                                                                        --------------
PHILIPPINES--0.3%
Philippines (Republic of the) Unsec. Bonds:
7.75%, 1/14/31                                                                          510,000                523,388
9%, 2/15/13                                                                           7,625,000              8,768,750
                                                                                                        --------------
                                                                                                             9,292,138
                                                                                                        --------------
POLAND--0.1%
Poland (Republic of) Bonds:
Series WS0922, 5.75%, 9/23/22                                                         1,000,000   PLZ          271,332
Series 0413, 5.25%, 4/25/13                                                           9,750,000   PLZ        2,733,717
                                                                                                        --------------
                                                                                                             3,005,049
                                                                                                        --------------
SWEDEN--0.1%
Sweden (Kingdom of) Bonds, Series 1049, 4.50%, 8/12/15                               22,555,000   SEK        3,052,639
THE NETHERLANDS--0.1%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11                                       3,045,000   EUR        4,344,163
TURKEY--3.1%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                                        10,035,000              9,282,375
7%, 9/26/16                                                                           6,560,000              6,330,400
7%, 3/11/19                                                                           1,285,000              1,198,263
14%, 1/19/11(2)                                                                      15,250,000   TRY        9,102,767
14.559%, 11/3/10(9)                                                                  14,900,000   TRY        7,240,768
15.861%, 10/7/09(9)                                                                  18,240,000   TRY       10,315,432
15.895%, 6/23/10(9)                                                                   8,970,000   TRY        4,603,602
16%, 3/7/12(2)                                                                       50,110,000   TRY       30,739,558
18.141%, 1/13/10(9)                                                                  28,520,000   TRY       15,589,132
Series CPI, 11.957%, 2/15/12(2)                                                       6,810,000   TRY        4,561,928
Series CPI, 12.463%, 8/14/13(2)                                                       1,455,000   TRY          882,134
Turkey (Republic of) Nts., 7.25%, 3/15/15                                             4,115,000              4,094,425
                                                                                                        --------------
                                                                                                           103,940,784
                                                                                                        --------------


                     17 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
UNITED KINGDOM--0.7%
United Kingdom Bonds, 4.50%, 3/7/19                                                   1,230,000   GBP   $    1,959,875

United Kingdom Treasury Bills, 0.425%, 5/26/09(9)                                     4,920,000   GBP        7,052,883

United Kingdom Treasury Bonds:                                                        5,985,000   GBP        9,437,320
4.75%, 12/7/38
5%, 3/7/18                                                                            2,990,000   GBP        4,975,025
                                                                                                        --------------
                                                                                                            23,425,103
                                                                                                        --------------
URUGUAY--0.4%
Uruguay (Oriental Republic of) Bonds:
4.82%, 4/5/2                                                                         48,300,000   UYU        1,058,453
7.625%, 3/21/36                                                                       3,525,000              2,837,625
Uruguay (Oriental Republic of) Unsec. Bonds:
5%, 9/14/18                                                                          54,110,000   UYU        1,731,732
8%, 11/18/22                                                                          7,030,000              6,374,804
                                                                                                        --------------
                                                                                                            12,002,614
                                                                                                        --------------
VENEZUELA--0.3%
Venezuela (Republic of) Bonds, 9%, 5/7/23                                             3,495,000              1,799,925
Venezuela (Republic of) Nts.:
8.50%, 10/8/14                                                                        5,830,000              3,614,600
10.75%, 9/19/13                                                                       2,385,000              1,735,088
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25                                  7,445,000              3,355,834
                                                                                                            10,505,447
                                                                                                        --------------
Total Foreign Government Obligations (Cost $737,905,812)                                                   684,729,921
                                                                                                        --------------
LOAN PARTICIPATIONS--1.4%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine, 8.625%
Nts., 7/15/11(12)                                                                     8,210,000              2,052,500
Credit Suisse First Boston International, Export-Import Bank of Ukraine,
8.40% Sec. Nts., 2/9/16(1)                                                            4,340,000              1,150,100
Dali Capital plc/Bank of Moscow, 7.25% Sec. Nts., Series 28, Tranche 1,
11/25/09                                                                             37,000,000   RUR        1,036,659
Dali Capital SA (ROSBANK), 8% Sec. Nts., Series 23, Tranche 1, 9/30/09               36,400,000   RUR        1,001,062
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37(12)                                                    13,510,000              8,545,075
7.51% Sr. Sec. Nts., 7/31/13(12)                                                      5,970,000              4,776,000
8.625% Sr. Sec. Nts., 4/28/34(12)                                                     3,590,000              3,195,100
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18(12)               2,010,000              1,443,783
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13(12)                      5,310,000              3,478,050
TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67% Sec. Bonds, 3/5/14(12)           2,490,000              2,006,492
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(12)                                   6,680,000              4,141,600
VTB Capital SA:
6.315% Sub. Unsec. Nts., 2/4/15                                                      16,280,000             10,720,738
6.875% Sr. Sec. Nts., 5/29/18(12)                                                     6,940,000              5,239,700
                                                                                                        --------------
Total Loan Participations (Cost $76,281,176)                                                                48,786,859


                     18 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
CORPORATE BONDS AND NOTES--20.8%
CONSUMER DISCRETIONARY--3.4%
AUTO COMPONENTS--0.1%
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11                                                            $     1,315,000         $    1,084,875
9% Sr. Unsec. Nts., 7/1/15                                                              910,000                705,250
Lear Corp., 8.75% Sr. Unsec. Nts., Series B, 12/1/16                                 11,075,000              2,325,750
                                                                                                        --------------
                                                                                                             4,115,875
                                                                                                        --------------
AUTOMOBILES--0.4%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14                                8,420,000              6,230,800
Daimler Finance North America LLC:
5.75% Unsec. Unsub. Nts., Series E, 9/8/11                                              824,000                779,328
5.875% Sr. Unsec. Unsub. Nts., 3/15/11                                                1,542,000              1,476,920
Ford Motor Co.:
6.50% Sr. Unsec. Unsub. Nts., 8/1/18                                                  1,725,000                508,875
7.45% Bonds, 7/16/31                                                                  7,300,000              2,354,250
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10                                 1,945,000              1,600,537
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33                                9,560,000              1,195,000
                                                                                                        --------------
                                                                                                            14,145,710
                                                                                                        --------------
DIVERSIFIED CONSUMER SERVICES--0.0%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15                            1,065,000                942,525
HOTELS, RESTAURANTS & LEISURE--0.7%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(12)                                          3,625,000              1,504,375
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13(3,4,12)                            5,345,000                293,975
Harrah's Operating Co., Inc., 10.75% Sr. Unsec. Nts., 2/1/16                          7,310,000              1,425,450
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14                          4,060,000              2,415,700
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15(12)                        6,615,000              1,157,625
McDonald's Corp., 5% Sr. Unsec. Nts., 2/1/19                                            551,000                574,640
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                 5,725,000                629,750
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                                                  2,945,000              1,281,075
8% Sr. Sub. Nts., 4/1/12                                                              6,830,000              2,049,000
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10                         5,380,000              2,178,900
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12                     3,280,000              2,886,400
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14(12)                               1,570,000              1,310,950
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,3,4)                                       250,000                     --
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14(3)                         13,515,000                743,325
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15(3)                         2,630,000                223,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14                 5,745,000              4,366,200
                                                                                                        --------------
                                                                                                            23,040,915
                                                                                                        --------------
HOUSEHOLD DURABLES--0.3%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                                          3,385,000              3,351,150
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17                                      2,535,000              2,053,350
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                                                   1,005,000                266,325
8.875% Sr. Sub. Nts., 4/1/12                                                          2,910,000              1,033,050
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                              2,090,000              2,037,750


                     19 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
HOUSEHOLD DURABLES CONTINUED
William Lyon Homes, Inc.:
7.50% Sr. Unsec. Nts., 2/15/14                                                  $       160,000         $       28,000
10.75% Sr. Nts., 4/1/13                                                               1,390,000                243,250
                                                                                                        --------------
                                                                                                             9,012,875
                                                                                                        --------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Leslie's Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13(1)                             2,210,000              1,867,450
MEDIA--1.3%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12                   1,710,000                641,250
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14                                995,000                820,875
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(1)                                                               290                    145
14% Sr. Sub. Nts., 11/1/13(1)                                                            82,278                 41,139
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15(3)                          3,955,000                444,938
Cinemark, Inc., 0%/9.75% Sr. Unsec. Nts., 3/15/14(14)                                 2,165,000              2,051,338
Comcast Corp., 5.70% Unsec. Unsub. Nts., 5/15/18                                      4,228,000              3,973,373
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11                   1,970,000              1,965,075
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11                                   4,165,000              4,029,638
Idearc, Inc., 8% Sr. Unsec. Nts., 11/15/16(3)                                         2,770,000                 86,563
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13                                 3,735,000              3,235,444
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                                    4,105,000              2,155,125
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14(2)                                   2,375,000              1,674,375
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(1)                                                       1,330,000                 36,575
6.875% Sr. Unsec. Sub. Nts., 10/1/13(1)                                               2,870,000                 78,925
News America, Inc., 6.15% Sr. Unsec. Unsub. Nts., 3/1/37                              2,280,000              1,668,789
NTL Cable plc, 9.125% Sr. Nts., 8/15/16                                               2,505,000              2,342,175
R.H. Donnelley Corp.:
6.875% Sr. Nts., 1/15/13                                                                860,000                 51,600
6.875% Sr. Nts., Series A-2, 1/15/13                                                  1,865,000                111,900
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11                        1,630,000                521,600
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12(12)                             2,020,000              2,030,100
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12                      6,665,000              3,649,088
Time Warner Cable, Inc.:
6.20% Sr. Unsec. Nts., 7/1/13                                                         2,473,000              2,410,614
8.75% Sr. Unsub. Nts., 2/14/19                                                          993,000              1,056,358
Time Warner, Inc., 6.50% Sr. Unsec. Debs., 11/15/36                                   1,374,000              1,135,048
Videotron Ltee:
9.125% Sr. Nts., 4/15/18(12)                                                          2,385,000              2,435,681
9.125% Sr. Nts., 4/15/18(12)                                                            325,000                331,906
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14                              1,940,000              1,843,000
Walt Disney Co. (The), 4.50% Sr. Unsec. Unsub. Nts., Series D, 12/15/13               1,205,000              1,233,380
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14(1)                           1,605,000              1,111,463
WMG Holdings Corp., 0%/9.50% Sr. Nts., 12/15/14(14)                                   5,010,000              1,828,650
                                                                                                        --------------
                                                                                                            44,996,130


                     20 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
MULTILINE RETAIL--0.1%
Target Corp., 6% Sr. Unsec. Nts., 1/15/18                                       $     2,750,000         $    2,768,510
SPECIALTY RETAIL--0.3%
Claire's Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17                           11,455,000              3,035,575
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12                                           1,940,000              1,969,100
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36                       2,664,000              1,893,971
Sally Holdings LLC:
9.25% Sr. Unsec. Nts., 11/15/14                                                       1,850,000              1,762,125
10.50% Sr. Unsec. Sub. Nts., 11/15/16                                                 1,370,000              1,205,600
                                                                                                        --------------
                                                                                                             9,866,371
                                                                                                        --------------
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15                             3,635,000              3,144,275
CONSUMER STAPLES--1.1%
BEVERAGES--0.2%
AmBev International Finance Co. Ltd., 9.50% Bonds, 7/24/17(12)                        4,470,000   BRR        1,580,084
Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12(1)                          1,010,000              1,015,050
Diageo Capital plc, 7.375% Sr. Unsec. Unsub. Nts., 1/15/14                            1,546,000              1,701,019
PepsiCo, Inc., 7.90% Sr. Unsec. Nts., 11/1/18                                         1,342,000              1,652,915
                                                                                                        --------------
                                                                                                             5,949,068
FOOD & STAPLES RETAILING--0.4%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                        4,655,000              3,828,738
CVS Caremark Corp., 5.75% Sr. Unsec. Nts., 6/1/17                                     1,113,000              1,087,793
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                      3,725,000              3,972,817
Kroger Co. (The), 7.50% Sr. Unsec., Nts., 1/15/14                                     1,378,000              1,531,154
Real Time Data Co., 11% Nts., 5/31/09(1,3,4,15)                                         142,981                     --
Wal-Mart Stores, Inc.:
5.80% Sr. Unsec. Unsub. Nts., 2/15/18                                                 2,477,000              2,714,601
6.20% Sr. Unsec. Nts., 4/15/38                                                        2,198,000              2,232,188
                                                                                                        --------------
                                                                                                            15,367,291
                                                                                                        --------------
FOOD PRODUCTS--0.3%
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16                                     2,105,000              2,010,275
Dole Food Co., Inc., 8.875% Sr. Unsec. Nts., 3/15/11                                    716,000                613,970
Kraft Foods, Inc.:
6.125% Sr. Unsec. Nts., 8/23/18                                                         692,000                695,376
6.125% Sr. Unsec. Unsub. Nts., 2/1/18                                                 2,754,000              2,766,751
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11(12)                                      1,360,000                482,800
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub.
Nts., 4/1/17                                                                          2,985,000              2,104,425
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11                                           1,305,000              1,011,375
                                                                                                        --------------
                                                                                                             9,684,972
                                                                                                        --------------
HOUSEHOLD PRODUCTS--0.0%
Proctor & Gamble Co. (The), 4.70% Sr. Unsec. Unsub. Nts., 2/15/19                       557,000                563,376
PERSONAL PRODUCTS--0.1%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14                            2,700,000              1,930,500
TOBACCO--0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18                                   1,485,000              1,620,013


                     21 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
TOBACCO CONTINUED
Philip Morris International, Inc., 5.65% Sr. Unsec. Unsub. Nts., 5/16/18        $     1,746,000         $    1,739,119
                                                                                                        --------------
                                                                                                             3,359,132
                                                                                                        --------------
ENERGY--2.8%
ENERGY EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16(12)                5,210,000              3,099,950
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14                            3,005,000              1,908,175
                                                                                                        --------------
                                                                                                             5,008,125
                                                                                                        --------------
OIL, GAS & CONSUMABLE FUELS--2.6%
Anadarko Petroleum Corp.:
5.95% Sr. Unsec. Nts., 9/15/16                                                        1,114,000                961,104
7.625% Sr. Unsec. Nts., 3/15/14                                                       1,722,000              1,713,402
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18(12)                               4,110,000              3,020,850
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15                          2,285,000              1,313,875
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16                                     1,940,000              1,076,700
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39                                         3,538,000              3,466,893
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15                                3,575,000              3,128,125
Devon Energy Corp., 6.30% Sr. Nts., 1/15/19                                           2,304,000              2,253,614
Enterprise Products Operating LLP:
6.50% Sr. Unsec. Unsub. Nts., 1/31/19                                                 1,334,000              1,228,757
8.375% Jr. Sub. Nts., 8/1/66(2)                                                       8,970,000              6,017,112
Gaz Capital SA, 8.146% Sr. Sec. Nts., 4/11/18(12)                                     3,220,000              2,898,000
Kazmunaigaz Finance Sub BV, 9.125% Nts., 7/2/18(12)                                  14,880,000             11,011,200
Kinder Morgan Energy Partners LP:
6% Sr. Unsec. Nts., 2/1/17                                                            1,615,000              1,519,865
7.30% Sr. Unsec. Nts., 8/15/33                                                        2,575,000              2,335,636
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13                                     915,000                800,625
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts.,
6/15/38(12)                                                                           6,680,000              4,709,400
Petrobras International Finance Co.:
5.785% Sr. Unsec. Nts., 3/1/18                                                        7,280,000              6,810,163
7.875% Sr. Unsec. Nts., 3/15/19                                                       3,440,000              3,581,728
Petroleos Mexicanos, 8% Nts., 5/3/19                                                  3,430,000              3,361,400
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11(12)                2,245,917              1,910,570
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16                                                          3,500,000              1,680,000
8.25% Sr. Unsec. Nts., 8/1/15                                                           755,000                490,750
Shell International Finance, 6.375% Sr. Nts., 12/15/38                                1,998,000              2,114,903
Tengizchevroil LLP, 6.124% Nts., 11/15/14(12)                                         1,819,990              1,446,892
TGI International Ltd., 9.50% Nts., 10/3/17(12)                                       3,575,000              3,101,313
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39                           2,306,000              2,290,296
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(12)                            11,010,000              6,991,350
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32                                 2,716,000              2,470,484
XTO Energy, Inc.:
5.50% Sr. Unsec. Nts., 6/15/18                                                        1,498,000              1,394,834


                     22 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
6.50% Sr. Unsec. Unsub. Nts., 12/15/18                                          $     1,954,000         $    1,946,129
                                                                                                        --------------
                                                                                                            87,045,970
                                                                                                        --------------
FINANCIALS--5.8%
CAPITAL MARKETS--1.0%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14                           4,395,000              2,483,175
Credit Suisse New York, 5% Sr. Unsec. Nts., 5/15/13                                   5,662,000              5,478,093
Deutsche Bank AG London, 4.875% Sr. Unsec. Nts., 5/20/13                              1,440,000              1,414,263
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                         2,212,000              1,310,028
Goldman Sachs Group, Inc. (The):                                                      6,836,000              6,258,748
6.15% Sr. Unsec. Nts., 4/1/18
7.50% Sr. Unsec. Nts., 2/15/19                                                        4,169,000              4,169,921
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38(3)                           4,656,000                    466
Morgan Stanley, 6% Sr. Unsec. Unsub. Nts., Series F, 4/28/15                          9,750,000              9,225,070
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                                  2,305,000                691,500
UBS AG Stamford CT, 5.75% Sr. Unsec. Nts., 4/25/18                                    1,471,000              1,233,313
Verizon Wireless Capital LLC, 8.50% Sr. Unsec. Unsub. Nts., 11/15/18                  2,210,000              2,529,303
                                                                                                        --------------
                                                                                                            34,793,880
                                                                                                        --------------
COMMERCIAL BANKS--1.6%
Banco BMG SA, 9.15% Nts., 1/15/16(12)                                                 3,520,000              2,446,400
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21(2,12)                             1,345,000              1,244,125
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                                         8,545,000   EUR       11,021,412
4.50% Sr. Sec. Nts., 7/13/21                                                          4,784,000   EUR        5,768,106
Barclays Bank plc, 6.278% Perpetual Bonds(1,16)                                       4,050,000              1,385,627
HSBC Bank plc:
11.601% Sr. Unsec. Nts., 1/12/10(9)                                                   2,510,000              1,844,850
9.751% Sr. Unsec. Nts., 7/8/09(9)                                                     1,960,000              1,646,400
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(2)                              11,900,000              2,384,403
HSBC Finance Corp.:
4.75% Sr. Unsec. Nts., 7/15/13                                                        1,378,000              1,017,055
5.70% Sr. Unsec. Nts., 6/1/11                                                         1,557,000              1,322,491
HSBC Holdings plc, 6.80% Sub. Nts., 6/1/38                                            2,292,000              1,956,763
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(12)                                                  1,360,000                659,600
9.25% Sr. Nts., 10/16/13(12)                                                         15,930,000              8,761,500
ICICI Bank Ltd., 6.375% Bonds, 4/30/22(2,12)                                          6,960,000              3,924,424
Inter-American Development Bank:                                                        920,000   BRR          364,867
6.26% Nts., 12/8/09(2)
11.377% Nts., 1/25/12(2)                                                            530,142,871   COP          193,261
Lloyds Banking Group plc, 6.413% Perpetual Bonds(12,16)                               2,415,000                555,952
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/10(1,3,4)                     90,000                     --
Salisbury International Investments Ltd., 5.293% Sec. Nts., Series 2006-003,
Tranche E, 7/20/11(1,2)                                                               1,100,000                426,580
Wells Fargo & Co., 5.25% Sr. Unsec. Unsub. Nts., 10/23/12                             6,970,000              6,780,395
                                                                                                        --------------
                                                                                                            53,704,211
                                                                                                        --------------


                     23 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
CONSUMER FINANCE--0.3%
American Express Credit Corp.:
5.875% Sr. Unsec. Nts., 5/2/13                                                  $     2,045,000         $    1,797,659
7.30% Sr. Unsec. Nts., Series C, 8/20/13                                              2,196,000              2,041,041
Capital One Financial Corp., 6.75% Sr. Unsec. Unsub. Nts., 9/15/17                    1,167,000                975,731
JSC Astana Finance, 9.16% Nts., 3/14/12(1)                                            7,200,000              1,656,000
SLM Corp.:                                                                            4,470,000              3,353,662
4.50% Nts., Series A, 7/26/10
8.45% Sr. Unsec. Nts., Series A, 6/15/18                                              2,611,000              1,412,264
                                                                                                        --------------
                                                                                                            11,236,357
                                                                                                        --------------
DIVERSIFIED FINANCIAL SERVICES--1.7%
AAC Group Holding Corp., 0%/10.25% Sr. Unsec. Nts., 10/1/12(14)                         100,000                 57,000
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(12)                          4,551,750              2,207,599
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                                       1,980,000   EUR        2,256,296
Banco Invex SA, 27.252% Mtg.-Backed Certificates, Series 062U, 3/13/34(2,11)          4,830,734   MXN        1,279,045
Bank of America Corp.:
4.90% Sr. Unsec. Nts., 5/1/13                                                         2,750,000              2,473,380
5.65% Sr. Unsec. Nts., 5/1/18                                                         7,280,000              6,087,827
Bear Stearns Cos. LLC (The), 7.25% Sr. Unsec. Nts., 2/1/18                            3,956,000              4,094,717
CIT Group, Inc., 7.625% Sr. Unsec. Nts., Series A, 11/30/12                           3,038,000              2,238,356
Citigroup, Inc.:
5.50% Sr. Unsec. Nts., 4/11/13                                                       10,816,000              9,514,197
6.50% Sr. Nts., 8/19/13                                                               2,944,000              2,708,786
Cloverie plc, 5.538% Sec. Nts., Series 2005-93, 12/20/10(1,2)                         1,100,000                648,120
Countrywide Financial Corp., 5.80% Nts., 6/7/12                                       1,271,000              1,104,667
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31                                          7,200,000              3,473,064
JPMorgan Chase & Co., 6.40% Sr. Unsec. Nts., 5/15/38                                  8,180,000              8,057,185
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35(1)                                                           5,808,600   MXN          336,465
25.216% Mtg.-Backed Certificates, Series 06U, 9/25/35(2)                              2,548,637   MXN          488,820
Korea Development Bank, 8% Sr. Nts., 1/23/14                                          2,770,000              2,853,482
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                              7,515,000              4,473,131
National Rural Utilities Cooperative Finance Corp., 10.375% Sec. Bonds,
11/1/18                                                                                 835,000                968,390
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97(1,14)                        2,695,000                896,376
                                                                                                        --------------
                                                                                                            56,216,903
                                                                                                        --------------
INSURANCE--0.4%
Allstate Life Global Funding Trust, 5.375% Nts., 4/30/13                              1,684,000              1,630,937
American International Group, Inc., 8.25% Sr. Nts., 8/15/18(12)                       3,753,000              1,608,476
Berkshire Hathaway Finance Corp., 5% Sr. Unsec. Unsub. Nts., 8/15/13                  2,585,000              2,661,914
International Lease Finance Corp.:
6.375% Sr. Unsec. Nts., 3/25/13                                                       1,790,000                990,201
6.625% Sr. Unsec. Nts., Series R, 11/15/13                                            1,372,000                760,862
MetLife, Inc., 6.817% Sr. Unsec. Nts., Series A, 8/15/18                              1,269,000              1,092,002
MidAmerican Energy Holdings Co., 5.75% Sr. Unsec. Nts., 4/1/18                        3,747,000              3,693,317


                     24 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
INSURANCE CONTINUED
Prudential Financial, Inc., 5.15% Sr. Unsec. Unsub Nts., Series D, 1/15/13      $     1,239,000         $      921,962
                                                                                                        --------------
                                                                                                            13,359,671
                                                                                                        --------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
Simon Property Group LP, 5.30% Sr. Unsec. Nts., 5/30/13                               1,870,000              1,528,798
THRIFTS & MORTGAGE FINANCE--0.7%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(12)                              1,585,000                515,125
WM Covered Bond Program:                                                              8,725,000   EUR       10,949,865
3.875% Sec. Nts., Series1, 9/27/11
4% Sec. Mtg. Nts., Series 2, 9/27/16                                                 10,485,000   EUR       11,991,295
                                                                                                        --------------
                                                                                                            23,456,285
                                                                                                        --------------
HEALTH CARE--1.2%
BIOTECHNOLOGY--0.0%
Amgen, Inc., 5.70% Sr. Nts., 2/1/19                                                   1,581,000              1,609,966
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15(2)                                      5,400,000              2,187,000
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15(15)                    2,035,000              1,821,325
                                                                                                        --------------
                                                                                                             4,008,325
                                                                                                        --------------
HEALTH CARE PROVIDERS & SERVICES--0.7%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15(15)                   5,425,000              1,329,125
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15                       2,115,000              2,009,250
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13                                         2,475,000              2,413,125
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub. Nts., 6/15/11                  970,000                986,975
HCA, Inc., 6.375% Nts., 1/15/15                                                       4,625,000              3,052,500
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16                                    1,970,000              1,940,450
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15(1)                          3,360,000              2,192,400
UnitedHealth Group, Inc., 6.875% Sr. Unsec. Nts., 2/15/38                             1,583,000              1,409,932
US Oncology Holdings, Inc., 6.904% Sr. Unsec. Nts., 3/15/12(2,15)                     2,623,108              1,586,980
US Oncology, Inc., 9% Sr. Unsec. Nts., 8/15/12                                        1,500,000              1,462,500
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15(14)                    2,900,000              2,421,500
WellPoint, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/37                               1,483,000              1,282,841
                                                                                                        --------------
                                                                                                            22,087,578
                                                                                                        --------------
PHARMACEUTICALS--0.4%
Abbott Laboratories:
5.125% Sr. Unsec. Nts., 4/1/19                                                          572,000                576,841
5.60% Sr. Unsec. Nts., 11/30/17                                                       1,392,000              1,474,592
AstraZeneca plc, 6.45% Sr. Unsec. Unsub. Nts., 9/15/37                                1,726,000              1,799,379
Bristol-Myers Squibb Co., 6.125% Sr. Unsec. Unsub. Nts., 5/1/38                       1,257,000              1,260,325
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14                  2,865,000              2,141,588
GlaxosmithKline Capital, Inc., 6.375% Sr. Unsec. Nts., 5/15/38                        2,386,000              2,420,731
Johnson & Johnson, 5.85% Sr. Unsec. Nts., 7/15/38                                     1,495,000              1,567,204
Pfizer, Inc., 7.20% Sr. Unsec. Nts., 3/15/39                                          1,461,000              1,573,816


                     25 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
PHARMACEUTICALS CONTINUED
Wyeth, 5.95% Nts., 4/1/37                                                       $       432,000         $      408,688
                                                                                                        --------------
                                                                                                            13,223,164
                                                                                                        --------------
INDUSTRIALS--1.9%
AEROSPACE & DEFENSE--0.4%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                                  975,000                931,125
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                                     1,225,000              1,024,406
Boeing Co. (The), 5% Sr. Unsec. Unsub. Nts., 3/15/14                                  1,763,000              1,809,936
Bombardier, Inc., 6.30% Sr. Unsec. Unsub. Nts., 5/1/14(12)                              965,000                685,150
Honeywell International, Inc., 5% Sr. Unsec. Nts., 2/15/19                            1,965,000              1,967,181
L-3 Communications Corp.:                                                             3,125,000              2,914,063
5.875% Sr. Sub. Nts., 1/15/15
6.375% Sr. Unsec. Sub. Nts., Series B, 10/15/15                                       1,185,000              1,122,788
United Technologies Corp.:                                                            2,376,000              2,564,486
6.125% Sr. Unsec. Nts., 2/1/19
6.125% Sr. Unsec. Nts., 7/15/38                                                       1,011,000              1,031,333
                                                                                                        --------------
                                                                                                            14,050,468
                                                                                                        --------------
AIR FREIGHT & LOGISTICS--0.1%
United Parcel Service, Inc.:
5.125% Sr. Unsec. Unsub. Nts., 4/1/19                                                   661,000                667,161
5.50% Sr. Unsec. Nts., 1/15/18                                                        1,183,000              1,230,079
                                                                                                        --------------
                                                                                                             1,897,240
                                                                                                        --------------
BUILDING PRODUCTS--0.0%
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14                                    2,820,000                296,100
COMMERCIAL SERVICES & SUPPLIES--0.2%
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14             4,075,000              3,865,032
Iron Mountain, Inc., 8.625% Sr. Unsec. Sub. Nts., 4/1/13                              1,925,000              1,934,625
                                                                                                        --------------
                                                                                                             5,799,657
                                                                                                        --------------
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(1)                                  8,340,652              6,130,380
ELECTRICAL EQUIPMENT--0.0%
Baldor Electric Co., 8.625% Sr. Nts., 2/15/17                                           410,000                326,975
INDUSTRIAL CONGLOMERATES--0.5%
General Electric Capital Corp.:
4.80% Sr. Unsec. Nts., 5/1/13                                                         2,518,000              2,362,785
5.40% Sr. Unsec. Nts., Series A, 9/20/13                                              3,392,000              3,225,582
6.875% Sr. Unsec. Nts., 1/10/39                                                       4,119,000              3,372,444
General Electric Co., 5.25% Sr. Unsec. Nts., 12/6/17                                  8,095,000              7,504,146
Tyco International Finance SA, 8.50% Sr. Unsec. Unsub. Nts., 1/15/19                  1,298,000              1,342,267
                                                                                                        --------------
                                                                                                            17,807,224
                                                                                                        --------------
MACHINERY--0.1%
Caterpillar Financial Services Corp., 7.15% Sr. Unsec. Nts., 2/15/19                  3,282,000              3,009,059
ROAD & RAIL--0.3%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14                    9,530,000              2,430,150
Burlington Northern Santa Fe Corp., 5.75% Sr. Unsec. Nts., 3/15/18                      350,000                346,257


                     26 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
ROAD & RAIL CONTINUED
CSX Corp., 6.25% Sr. Unsec. Unsub. Nts., 4/1/15                                 $     1,376,000         $    1,253,590
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16                                      5,010,000              2,204,400
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(12)                               3,665,000              1,924,125
Union Pacific Corp., 7.875% Sr. Unsec. Nts., 1/15/19                                  1,376,000              1,521,164
                                                                                                        --------------
                                                                                                             9,679,686
                                                                                                        --------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14                                       5,500,000              2,805,000
INFORMATION TECHNOLOGY--0.3%
COMMUNICATIONS EQUIPMENT--0.0%
Cisco Systems, Inc., 4.95% Sr. Unsec. Nts., 2/15/19                                   1,395,000              1,376,200
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts., 1/15/07(1,3,4)                     675,000                      7
                                                                                                        --------------
                                                                                                             1,376,207
                                                                                                        --------------
COMPUTERS & PERIPHERALS--0.1%
Hewlett-Packard Co., 6.125% Sr. Unsec. Nts., 3/1/14                                   1,007,000              1,074,001
International Business Machines Corp., 8% Sr. Unsec. Unsub. Nts., 10/15/38            2,441,000              2,913,524
                                                                                                        --------------
                                                                                                             3,987,525
                                                                                                        --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
RBS Global & Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16                       1,560,000                959,400
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09(1,3,4)                           337,947   EUR               --
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(1,3,4)                     200,173                     --
                                                                                                        --------------
                                                                                                                    --
                                                                                                        --------------
OFFICE ELECTRONICS--0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13                                           1,868,000              1,563,318
SOFTWARE--0.1%
Oracle Corp., 5.75% Sr. Unsec. Unsub. Nts., 4/15/18                                   1,697,000              1,775,390
MATERIALS--1.2%
CHEMICALS--0.3%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(12)                               4,185,000              3,075,975
E.I. du Pont de Nemours & Co.:                                                        1,430,000              1,408,025
5.75% Sr. Nts., 3/15/19
6% Sr. Unsec. Unsub. Nts., 7/15/18                                                    1,337,000              1,345,835
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16          10,910,000              2,100,175
Nalco Co., 7.75% Sr. Unsec. Nts., 11/15/11                                            1,185,000              1,173,150
                                                                                                        --------------
                                                                                                             9,103,160
                                                                                                        --------------
CONSTRUCTION MATERIALS--0.0%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.(12,16)                            2,750,000                964,428
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14(14)                             5,535,000                359,775
                                                                                                        --------------
                                                                                                             1,324,203
                                                                                                        --------------
CONTAINERS & PACKAGING--0.2%
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15                                        3,000,000              3,030,000


                     27 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
CONTAINERS & PACKAGING CONTINUED
Graham Packaging Co., Inc., 9.875% Sr. Unsec. Sub. Nts., 10/15/14               $     3,770,000         $    2,450,500
Graphic Packaging International Corp., 8.50% Sr. Nts., 8/15/11                        3,590,000              3,123,300
                                                                                                        --------------
                                                                                                             8,603,800
                                                                                                        --------------
METALS & MINING--0.6%
Alcoa, Inc.:
6% Sr. Unsec. Unsub. Nts., 7/15/13                                                      843,000                673,693
6.75% Sr. Unsec. Unsub. Nts., 7/15/18                                                 2,060,000              1,388,887
Alrosa Finance SA, 8.875% Nts., 11/17/14(12)                                         13,025,000              9,182,625
BHP Billiton Finance (USA) Ltd., 6.50% Sr. Unsec. Unsub. Nts., 4/1/19                   878,000                891,811
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17                         5,705,000              5,341,700
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12                          2,250,000              1,766,250
                                                                                                        --------------
                                                                                                            19,244,966
                                                                                                        --------------
PAPER & FOREST PRODUCTS--0.1%
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12                                              5,705,000              2,011,013
TELECOMMUNICATION SERVICES--1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12                          1,747,000              1,906,466
AT&T, Inc., 6.70% Sr. Unsec. Unsub. Nts., 11/15/13                                    3,693,000              3,949,966
BellSouth Corp., 5.20% Sr. Unsec. Nts., 12/15/16                                      1,058,000              1,037,683
British Telecom plc, 5.15% Sr. Unsec. Unsub. Nts., 1/15/13                            1,372,000              1,274,901
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13                                  5,595,000              5,098,444
Deutsche Telekom International Finance BV, 6.75% Sr. Unsec. Nts., 8/20/18             1,955,000              1,967,205
FairPoint Communications, Inc., 13.125% Sr. Nts., 4/1/18(12)                          5,370,000              1,047,150
France Telecom SA, 7.75% Sr. Unsec. Nts., 3/1/11(2)                                   1,097,000              1,175,486
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12                                       5,015,000              4,977,388
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38                      2,028,000              1,693,311
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16(1)                               3,290,100   PEN          959,669
Telefonica Emisiones SAU, 5.855% Sr. Unsec. Unsub. Nts., 2/4/13                       1,695,000              1,757,330
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(1,3,4)                                         500,000                     --
Verizon Communications, Inc.:                                                         1,377,000              1,338,010
6.90% Sr. Unsec. Unsub. Bonds, 4/15/38
8.95% Sr. Unsec. Unsub. Nts., 3/1/39                                                  3,572,000              4,122,777
Windstream Corp.:                                                                     2,410,000              2,385,900
8.125% Sr. Unsec. Unsub. Nts., 8/1/13
8.625% Sr. Unsec. Unsub. Nts., 8/1/16                                                 1,535,000              1,515,813
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(1,3,4)                           250,000                     --
                                                                                                        --------------
                                                                                                            36,207,499
                                                                                                        --------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                     52,700,000   MXN        2,825,672
American Tower Corp., 7.50% Sr. Nts., 5/1/12                                          1,950,000              1,969,500
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15                        6,465,000              3,458,775
Sprint Capital Corp., 8.75% Nts., 3/15/32                                            11,080,000              7,479,000


                     28 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
Vodafone Group plc, 5.625% Sr. Unsec. Unsub. Nts., 2/27/17                      $     1,991,000         $    1,976,742
                                                                                                        --------------
                                                                                                            17,709,689
                                                                                                        --------------
UTILITIES--1.5%
ELECTRIC UTILITIES--1.0%
Duke Energy Carolinas LLC, 7% Sec. Bonds, Series C, 11/15/18                          1,725,000              1,984,594
Duke Energy Corp., 6.30% Sr. Unsec. Unsub. Nts., 2/1/14                               2,665,000              2,732,302
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                                    3,735,000              2,745,225
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10(1)                                1,115,000   BRR          499,881
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17                        3,405,000              2,213,250
FPL Group Capital, Inc., 6% Sr. Unsec. Nts., 3/1/19                                   1,158,000              1,187,661
Georgia Power Co., 5.95% Sr. Unsec. Bonds, 2/1/39                                       835,000                825,494
ISA Capital do Brasil SA, 8.80% Sr. Nts., 1/30/17(12)                                 1,110,000                999,000
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(12)                                   8,015,000              8,059,395
Majapahit Holding BV:                                                                 1,990,000              1,830,800
7.25% Nts., 10/17/11(12)
7.75% Nts., 10/17/16(12)                                                              4,230,000              3,130,200
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16                          109,600,000   PHP        2,008,294
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series
A, 11/1/15                                                                            3,845,000              1,941,725
Virginia Electric & Power Co., 8.875% Sr. Unsec. Nts., 11/15/38                       2,722,000              3,342,899
                                                                                                        --------------
                                                                                                            33,500,720
                                                                                                        --------------
ENERGY TRADERS--0.2%
AES Corp. (The), 8.75% Sr. Sec. Nts., 5/15/13(12)                                     1,010,000                999,900
AES Panama SA, 6.35% Sr. Nts., 12/21/16(12)                                             615,000                552,791
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13                            1,595,000              1,451,450
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                                                              1,735,000              1,617,888
7.375% Sr. Nts., 2/1/16                                                               2,315,000              2,158,738
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14                            440,000                358,600
                                                                                                        --------------
                                                                                                             7,139,367
                                                                                                        --------------
MULTI-UTILITIES--0.3%
Consolidated Edison Co. of New York, 7.125% Sr. Unsec. Nts., 12/1/18                  3,024,000              3,222,873
Dominion Resources, Inc., 6.40% Sr. Unsec. Nts., 6/15/18                              1,263,000              1,262,153
Pacific Gas & Electric Co.:
6.25% Sr. Unsec. Nts., 12/1/13                                                        2,595,000              2,779,118
8.25% Sr. Unsec. Nts., 10/15/18                                                       1,354,000              1,598,860
                                                                                                        --------------
                                                                                                             8,863,004
                                                                                                        --------------
Total Corporate Bonds and Notes (Cost $866,388,691)                                                        693,205,258


                     29 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                     Shares
                                                                                ---------------
PREFERRED STOCKS--0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1,4,15)                              4,253                     --
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B,
Non-Vtg.(1,4)                                                                             5,000                     --
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1,4,15)                                   151                     --

                                                                                     Shares                 Value
                                                                                ---------------         --------------
Sovereign Real Estate Investment Trust, 12% Non-Cum.,
Series A(1)                                                                                 175         $      107,406
                                                                                                        --------------
Total Preferred Stocks (Cost $688,362)                                                                         107,406
                                                                                                        --------------
COMMON STOCKS--0.0%
American Media, Inc.(1,4)                                                                 1,562                  1,562
Arco Capital Corp. Ltd.(1,4)                                                            690,638                345,319
Global Aero Logistics, Inc.(1,4)                                                          2,168                  2,168
Premier Holdings Ltd.(1,4)                                                               18,514                     --
                                                                                                        --------------
Total Common Stocks (Cost $10,418,089)                                                                         349,049

                                                                                     Units
                                                                                ---------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11(1,4)                       266                      3
MHP SA, GDR Wts., Strike Price 0.01UAH, Exp. 5/8/09(4)                                   56,610                151,715
                                                                                                        --------------
Total Rights, Warrants and Certificates (Cost $2,811)                                                          151,718

                                                                                   Principal
                                                                                     Amount
                                                                                ---------------
STRUCTURED SECURITIES--4.2%
Barclays Bank plc:
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%,
5/15/09(1)                                                                      $     3,030,000              2,560,956
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/7/09(1)         3,030,000              2,577,924
Citibank NA, New York, Dominican Republic Credit Linked Nts., 14.218%,                            DOP
5/11/09(9)                                                                           61,180,000              1,688,515
Citibank NA New York, Dominican Republic Credit Linked Nts., 12%, 2/22/11(1)         22,200,000   DOP          554,196
Citigroup Funding, Inc., Custom Basket of African Currencies Credit Linked
Nts., 0%, 4/29/09(9)                                                                  6,070,000              5,202,354
Citigroup Global Markets Holdings, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 9.762%, 1/3/17(1)                    8,850,000   BRR        3,391,486
Brazil (Federal Republic of) Unsec. Credit Linked Nts., 14.809%, 1/5/10(9)            2,480,096   BRR          995,141
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18                      3,255,000,000   COP        1,371,824
Colombia (Republic of) Credit Linked Nts., 12.975%, 2/26/15(1,11)                 2,199,000,000   COP        1,729,140
Colombia (Republic of) Credit Linked Nts., Series 01, 12.975%, 2/26/15(1,11)        811,000,000   COP          637,714
Colombia (Republic of) Credit Linked Nts., Series 02, 12.975% 12/26/15(1,11)      1,345,000,000   COP        1,057,614
Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12                  552,359,546   COP          256,123
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12(1)                 1,200,000,000   COP          556,428
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12                    1,034,000,000   COP          479,455


                     30 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12                      927,000,000   COP   $      429,840
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12                           49,300,000   DOP        1,221,071
Egypt (The Arab Republic of) Credit Linked Nts., 7.812%, 4/16/09(9)                   7,100,000   EGP        1,255,552
Ghana (Republic of) Credit Linked Nts., 13.50%, 4/2/10                                2,990,000   GHS        1,746,143
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94%, 1/2/10                               880,000   UAH           82,740
Zambia (Republic of) Credit Linked Nts., 11.399%, 6/11/09(9)                      2,165,000,000   ZMK          381,398
Credit Suisse First Boston International:                                             4,840,000   UAH          241,489
Boryspil Airport Total Return Linked Nts., 10%, 4/19/10(2)
Indonesia (Republic of) Total Return Linked Nts., 12%, 9/16/11                   14,800,000,000   IDR        1,300,004
Moitk Total Return Linked Nts., 21%, 3/26/11(1,2)                                    59,900,000   RUR          282,656
Oreniz Total Return Linked Nts., 9.24%, 2/21/12(1,2)                                116,835,000   RUR        1,550,587
Ukraine (Republic of) Credit Linked Nts., Series EMG 13, 11.94%, 12/30/09(1)          2,195,000   UAH          200,288
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17(1)     14,609,000,000   VND          517,642
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Specialized Construction and Installation Administration Credit
Linked Nts., 5/20/10(1,3)                                                            97,250,000   RUR          232,319
Ukraine (Republic of) Credit Linked Nts., 11.94%, 12/30/09(1)                         5,650,000   UAH          515,547
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94%, 12/30/09               661,000   UAH           60,314
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94%, 12/30/09(1)          4,170,000   UAH          380,501
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts.,
9.25%, 6/24/12(1)                                                                   106,500,000   RUR          785,236
Deutsche Bank AF:                                                                     3,300,000                 33,000
Coriolanus Ltd. Sec. Credit Linked Nts.,10.62%, 9/10/10(1)
Coriolanus Ltd. Sec. Credit Linked Nts., 6%, 12/31/17(1,2)                           23,130,000   BRR        5,051,927
Coriolanus Ltd. Sec. Credit Linked Nts., Series 112, 8.33%, 12/7/09(1,2)                650,000                571,866
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11(1,2)                   655,000                534,225
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV
Credit Linked Nts., 9.09%, 1/5/11(1)                                                  8,136,603   MXN          535,643
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV
Credit Linked Nts., 9.65%, 1/5/11(1)                                                  5,398,318   MXN          355,378
Brazil Real Total Return Linked Nts., 6%, 8/18/10                                     2,065,000   BRR        1,623,559
Colombia (Republic of) Credit Linked Nts., 13.50%, 9/16/14                        2,002,000,000   COP          932,180
European Investment Bank, Russian Federation Credit Linked Nts., 5.502%,
1/19/10(1,9)                                                                            705,000                627,168
Grupo TMM SA Credit Linked Nts., 6%, 9/7/12(1)                                        2,010,519                794,155
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/22/15                              820,000                588,953
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21           29,700,000,000   IDR        2,551,590
Indonesia (Republic of) Credit Linked Nts., Series III, 14.25%, 6/22/13                 873,600                795,060
Opic Reforma I Credit Linked Nts., Cl. 1A, 9.815%, 9/24/14(1,2)                      14,850,000   MXN        1,048,359


                     31 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
Opic Reforma I Credit Linked Nts., Cl. 1B, 9.815%, 9/24/14(1,2)                       2,970,000   MXN   $      209,672
Opic Reforma I Credit Linked Nts., Cl. 1C, 9.815%, 9/24/14(1,2)                       4,950,000   MXN          349,453
Opic Reforma I Credit Linked Nts., Cl. 2A, 11.315%, 5/22/15(1,2)                      1,417,014   MXN          100,036
Opic Reforma I Credit Linked Nts., Cl. 2B, 11.315%, 5/22/15(1,2)                      2,479,100   MXN          175,016
Opic Reforma I Credit Linked Nts., Cl. 2C, 11.315%, 5/22/15(1,2)                     37,378,810   MXN        2,638,815
Opic Reforma I Credit Linked Nts., Cl. 2D, 11.315%, 5/22/15(1,2)                      2,724,116   MXN          192,313
Opic Reforma I Credit Linked Nts., Cl. 2E, 11.315%, 5/22/15(1,2)                      1,979,122   MXN          139,719
Opic Reforma I Credit Linked Nts., Cl. 2F, 11.315%, 5/22/15(1,2)                      1,263,966   MXN           89,232
Opic Reforma I Credit Linked Nts., Cl. 2G, 11.315%, 5/22/15(1,2)                        232,771   MXN           16,433
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05%, 8/27/10                          885,000                387,214
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05%, 3/1/11                         885,000                333,468
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05%, 8/29/11                          885,000                320,282
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05%, 2/29/12                        885,000                313,184
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05%, 8/30/12                          885,000                309,485
United Mexican States Credit Linked Nts., 9.52%, 1/5/11(1)                            5,389,108   MXN          354,772
Videocom International Ltd. Credit Linked Nts., 6.26%, 12/29/09                       1,630,000              1,611,076
Deutsche Bank AG Singapore, Vietnam Shipping Industry Group Total Return
Linked Nts., 9%, 4/20/17                                                         36,800,000,000   VND        1,005,480
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3, 7.04%, 12/12/11(2,12)         34,190,000   RUR          819,906
Eirles Two Ltd. Sec. Nts.:                                                            4,100,000              1,517,410
Series 324, 7.379%, 4/30/12(1,2)
Series 335, 5.13%, 4/30/12(1,2)                                                       6,300,000              2,744,910
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%,
3/29/17(1,9)                                                                         21,980,000   TRY        3,008,659
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts.,
10.476%, 2/8/37(1,9)                                                             63,720,800,000   COP          717,599
Goldman Sachs International, Rosselkhozbank Total Return Linked Nts., 8%,
5/13/09(2)                                                                           84,500,000   RUR        2,448,476
Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.734%, 9/17/13(1,2)               19,430,000             19,702,020
Hallertau SPC Philippines (Republic of) Credit Linked Nts., Series 2007-01,
3.914%, 12/20/17(1,2)                                                                14,290,000             10,024,435
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of) Credit
Linked Nts., Series 2008-01, 9.888%, 8/2/10(1,3,9)                                   14,337,604   BRR        1,244,786
ING Bank NV, Ukraine (Republic of) Credit Linked Nts., Series 725, 11.89%,
12/30/09(1)                                                                           4,689,000   UAH          366,569
JPMorgan Chase Bank NA:                                                               1,445,000   BRR        1,017,726
Brazil (Federal Republic of) Credit Linked Nts., 10.703%, 5/16/45(1)
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16(1,9)                  16,084,733,294   COP        3,316,890
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16(1,9)               12,177,000,000   COP        2,320,228
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16(1,9)     12,125,000,000   COP        2,310,320
Peru (Republic of) Credit Linked Nts., 8.115%, 9/2/15(1,9)                            3,470,000   PEN          638,860
Swaziland (Kingdom of) Credit Linked Nts., 7.25%, 6/20/10(1)                          1,120,000              1,180,256


                     32 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
JPMorgan Chase Bank NA London Branch, Indonesia (Republic of) Credit Linked      25,490,000,000   IDR   $    2,189,900
Nts., 12.80%, 6/17/21(12)
Lehman Brothers Treasury Co. BV:
Brazil (Federal Republic of) Credit Linked Nts., 6.357%, 4/20/11(3,9,12)             13,157,420   BRR        1,644,678
Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12(1)                7,541,026              6,989,023
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16(1)        1,784,000,000   COP          511,611
Morgan Stanley:                                                                       4,885,000   PEN          978,828
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(1)
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34        91,124,468   RUR        1,281,392
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc
Total Return Linked Nts., Series A, 8.375%, 7/9/12(1)                                18,836,088   RUR          427,752
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22(1,9)                28,914,000   BRR          423,785
Brazil (Federal Republic of) Credit Linked Nts., 14.40%, 8/4/16(1)                    5,793,682   BRR        1,887,146
Ukraine (Republic of) Credit Linked Nts., 6.176%, 10/15/17(1,2)                       8,300,000              2,158,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 7.046%, 10/15/17(1,2)             6,800,000              1,768,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15(1)                          2,000,000              1,710,000
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12(1)                   4,777,231              1,874,108
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12(1)                   6,391,949              2,553,584
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11(1)                   1,222,052   GHS          527,940
                                                                                                        --------------
Total Structured Securities (Cost $229,185,336)                                                            139,135,707
EVENT-LINKED BONDS--1.5%
Aiolos Ltd. Catastrophe Linked Nts., 7.547%, 4/8/09(2,12)                             2,050,000   EUR        2,723,773
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 4.201%, 5/22/12(2,12)                    1,888,000              1,788,597
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 12.746%,
2/24/12(2,12)                                                                           820,000                816,392
Calabash Re Ltd. Catastrophe Linked Nts., Cl. A-1, 9.749%, 6/1/09(2,12)               2,750,000              2,752,613
Cascadia Ltd. Catastrophe Linked Nts., 5.261%, 8/31/09(2,12)                          1,130,000              1,126,723
Cat-Mex Ltd. Catastrophe Linked Nts., Cl. A, 3.578%, 5/19/09(2,12)                    3,200,000              3,180,480
East Lane Re III Ltd. Catastrophe Linked Nts., 11.806%, 3/16/12(2,12)                 3,373,000              3,353,690
Eurus Ltd. Catastrophe Linked Nts., 7.434%, 4/8/09(2,12)                              1,400,000              1,400,420
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 5.084%, 8/10/11(2,12)                    2,880,000              2,713,248
Fusion 2007 Ltd. Catastrophe Linked Nts., 7.246%, 5/19/09(2,12)                       3,350,000              3,339,615
Lakeside Re Ltd. Catastrophe Linked Nts., 7.72%, 12/31/09(2,12)                       4,100,000              4,075,400


                     33 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount                  Value
                                                                                ---------------         --------------
Medquake Ltd. Catastrophe Linked Nts., 6.338%, 5/31/10(2,12)                    $     1,500,000         $    1,467,525
Midori Ltd. Catastrophe Linked Nts., 3.844%, 10/24/12(2,12)                           1,850,000              1,761,940
Muteki Ltd. Catastrophe Linked Nts., 5.638%, 5/24/11(2,12)                            2,100,000              1,974,840
Nelson Re Ltd. Catastrophe Linked Nts., Series 2007-I, Cl. A, 13.138%,
6/21/10(2,12)                                                                         3,340,000              3,170,996
Osiris Capital plc Catastrophe Linked Combined Mortality Index Nts., Series
D, 6.094%, 1/15/10(2,12)                                                                890,000                872,734
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:                            2,590,000              2,432,269
Series CL2, 12.761%, 6/6/11(2,12)
Series CL3, 13.511%, 6/7/10(2,12)                                                     1,000,000                954,300
VASCO Re 2006 Ltd. Catastrophe Linked Nts., 9.771%, 6/5/09(2,12)                      3,550,000              3,564,555
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11(1,9)                 4,205,000              4,564,528
Willow Re Ltd. Catastrophe Linked Nts., 6/16/10(3,12)                                 2,480,000              1,227,600
                                                                                                        --------------
Total Event-Linked Bonds (Cost $51,013,972)                                                                 49,262,238

                                              Expiration   Strike
                                                 Date       Price       Contracts
                                              ----------   ------      -----------
OPTIONS PURCHASED--0.0%
Mexican Nuevo Peso (MXN) Call(4)
(Cost $168,939)                                4/16/09     14.32 MXN   216,000,000   330,912

                                                                                     Shares
                                                                                ---------------
INVESTMENT COMPANIES--25.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.80%(17,18)                                                                        716,244,656            716,244,656
Oppenheimer Master Event-Linked Bond Fund, LLC(17)                                    1,404,749             13,578,582
Oppenheimer Master Loan Fund, LLC(17)                                                14,194,313            108,144,387
                                                                                                        --------------
Total Investment Companies (Cost $878,785,027)                                                             837,967,625
Total Investments, at Value (excluding Investments Purchased with Cash
Collateral from Securities Loaned) (Cost $3,989,931,980)                                                  3,420,739,351
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--1.4%(19)
OFI Liquid Assets Fund, LLC, 0.92%(17,18) (Cost $45,778,740)                         45,778,740             45,778,740
Total Investments, at Value (Cost $4,035,710,720)                                         104.1%         3,466,518,091
Liabilities in Excess of Other Assets                                                      (4.1)          (137,390,110)
                                                                                                        --------------
Net Assets                                                                                100.0%        $3,329,127,981

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP  Argentine Peso
AUD  Australian Dollar
BRR  Brazilian Real
CAD  Canadian Dollar
COP  Colombian Peso
DKK  Danish Krone
DOP  Dominican Republic Peso
EGP  Egyptian Pounds
EUR  Euro
GBP  British Pound Sterling
GHS  Ghana Cedi
HUF  Hungarian Forint
IDR  Indonesia Rupiah


                     34 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

ILS   Israeli Shekel
JPY   Japanese Yen
MXN   Mexican Nuevo Peso
NGN   Nigeria Naira
NOK   Norwegian Krone
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
TRY   New Turkish Lira
UAH   Ukraine Hryvnia
UYU   Uruguay Peso
VND   Vietnam Dong
ZMK   Zambian Kwacha

(1.) Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of March 31, 2009 was $173,903,750, which represents 5.22% of the Fund's net assets, of which $4,959,048 is considered restricted. See accompanying Notes. Information concerning restricted securities is as follows:

                                          ACQUISITION                              UNREALIZED
SECURITY                                      DATE         COST         VALUE     DEPRECIATION
--------                                  -----------   ----------   ----------   ------------
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 1A, 9.815%, 9/24/14     12/27/07    $1,364,764   $1,048,359    $  316,405
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 1B, 9.815%, 9/24/14      6/12/08       286,334      209,672        76,662
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 1C, 9.815%, 9/24/14      8/12/08       487,085      349,453       137,632
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2A, 11.315%, 5/22/15     5/21/08       136,622      100,036        36,586
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2B, 11.315%, 5/22/15     6/12/08       239,007      175,016        63,991
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2C, 11.315%, 5/22/15     6/18/08     3,626,317    2,638,815       987,502
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2D, 11.315%, 5/22/15      7/8/08       264,086      192,313        71,773
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2E, 11.315%, 5/22/15     7/15/08       192,185      139,719        52,466
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2F, 11.315%, 5/22/15      8/8/08       124,426       89,232        35,194
Deutsche Bank AG, Opic Reforma I Credit
   Linked Nts., Cl. 2G, 11.315%, 5/22/15     8/22/08        22,959       16,433         6,526
                                                        ----------   ----------    ----------
                                                        $6,743,785   $4,959,048    $1,784,737
                                                        ==========   ==========    ==========

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Issue is in default. See accompanying Notes.

(4.) Non-income producing security.

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,723,173 or 0.44% of the Fund's net assets as of March 31, 2009.


                  35 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(6.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $5,326,683 or 0.16% of the Fund's net assets as of March 31, 2009.

(7.) When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See accompanying Notes.

(8.) Partial or fully-loaned security. See accompanying Notes.

(9.) Zero coupon bond reflects effective yield on the date of purchase.

(10.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $32,721,546. See accompanying Notes.

(11.) Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

(12.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $221,758,106 or 6.66% of the Fund's net assets as of March 31, 2009.

(13.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(14.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(15.) Interest or dividend is paid-in-kind, when applicable.

(16.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.


                     36 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(17.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                       SHARES
                                                     DECEMBER 31,       GROSS          GROSS       MARCH 31,
                                                         2008         ADDITIONS      REDUCTIONS       2009
                                                     ------------   -------------   -----------   -----------
OFI Liquid Assets Fund, LLC                           325,265,870      56,613,350   336,100,480    45,778,740
Oppenheimer Institutional Money Market Fund, Cl. E    314,416,821   1,305,500,904   903,673,069   716,244,656
Oppenheimer Master Event-Linked Bond Fund, LLC          1,404,749              --            --     1,404,749
Oppenheimer Master Loan Fund, LLC                      14,194,313              --            --    14,194,313

                                                                                    REALIZED
                                                         VALUE        INCOME      GAIN/(LOSS)
                                                     ------------   ----------    -----------
OFI Liquid Assets Fund, LLC                          $ 45,778,740   $  392,954(a) $        --
Oppenheimer Institutional Money Market Fund, Cl. E    716,244,656    1,206,436             --
Oppenheimer Master Event-Linked Bond Fund, LLC         13,578,582      321,777(b)      84,172(b)
Oppenheimer Master Loan Fund, LLC                     108,144,387    2,842,423(c)  (3,681,077)(c)
                                                     ------------   ----------    -----------
                                                     $883,746,365   $4,763,590    $(3,596,905)
                                                     ============   ==========    ===========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties .

(b.) Represents the amount allocated to the Fund from Oppenheimer Master
     Event-Linked Bond Fund, LLC.

(c.) Represents the amount allocated to the Fund from Oppenheimer Master Loan
     Fund, LLC.

(18.) Rate shown is the 7-day yield as of March 31, 2009.

(19.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.


                     37 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $  883,746,365     $  (350,682)
Level 2--Other Significant Observable Inputs    2,578,550,979      12,703,628
Level 3--Significant Unobservable Inputs            4,220,747              --
                                               --------------     -----------
   Total                                       $3,466,518,091     $12,352,946
                                               ==============     ===========

* Other financial instruments include options written, currency contracts, futures, forwards, swap contracts and unfunded loan commitments. Currency contracts, forwards and unfunded loan commitments are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


                     38 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                              CONTRACT         EXPIRATION                     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION            BUY/SELL    AMOUNT(000S)          DATES           VALUE      APPRECIATION   DEPRECIATION
--------------------            --------   --------------   ----------------   -----------   ------------   ------------
Argentine Peso (ARP)                 Buy       22,800 ARP            4/30/09   $ 5,994,479    $       --     $    21,352
Australian Dollar (AUD)             Sell        3,410 AUD            4/15/09     2,368,314            --          20,188
Australian Dollar (AUD)              Buy       16,544 AUD     4/17/09-6/9/09    11,452,715       108,691          43,148
Brazilian Real (BRR)                Sell       10,870 BRR             5/5/09     4,645,617        81,035              --
Brazilian Real (BRR)                 Buy      115,298 BRR      5/5/09-1/5/10    49,039,380     1,798,149       1,054,221
British Pound Sterling (GBP)        Sell        7,460 GBP    4/15/09-6/11/09    10,706,082        19,537         153,234
British Pound Sterling (GBP)         Buy        8,370 GBP     4/17/09-6/9/09    12,011,290       117,266              --
Canadian Dollar (CAD)               Sell        2,890 CAD            4/15/09     2,292,250        45,229              --
Canadian Dollar (CAD)                Buy       12,850 CAD     4/17/09-6/9/09    10,197,081            --         238,396
Chinese Renminbi (Yuan) (CNY)        Buy      167,350 CNY   5/13/09-12/17/09    24,537,721       256,667         507,024
Colombian Peso (COP)                Sell   30,870,481 COP      4/3/09-7/1/09    12,067,380       471,546          59,534
Colombian Peso (COP)                 Buy    1,967,362 COP             4/3/09       774,277         3,971              --
Czech Koruna (CZK)                  Sell        3,103 CZK           12/31/09       149,902        39,199              --
Euro (EUR)                          Sell       35,031 EUR     4/6/09-6/23/09    46,544,737        83,586       1,609,777
Euro (EUR)                           Buy       58,550 EUR    4/17/09-6/11/09    77,790,404     1,200,849         791,809
Hong Kong Dollar (HKD)              Sell       51,100 HKD             4/6/09     6,593,271            --           4,399
Hungarian Forint (HUF)              Sell        5,906 HUF           12/31/09        24,200        11,837              --
Hungarian Forint (HUF)               Buy    3,131,000 HUF      5/4/09-6/3/09    13,350,705            --         123,760
Indonesia Rupiah (IDR)               Buy   43,750,000 IDR    5/18/09-6/19/09     3,650,771        84,890              --
Israeli Shekel (ILS)                Sell       79,660 ILS    4/10/09-6/30/09    18,884,631       410,827           9,589
Japanese Yen (JPY)                  Sell    3,698,000 JPY    4/15/09-6/24/09    37,398,556     1,273,089              --
Japanese Yen (JPY)                   Buy      489,000 JPY            4/17/09     4,941,337            --         106,145
Malaysian Ringgit (MYR)              Buy        5,740 MYR             6/8/09     1,572,573        45,286              --
Mexican Nuevo Peso (MXN)            Sell      323,985 MXN            4/20/09    22,780,734            --       1,128,985
Mexican Nuevo Peso (MXN)             Buy      360,610 MXN     4/20/09-6/9/09    25,271,173       889,655              --
New Taiwan Dollar (TWD)             Sell      639,000 TWD      5/4/09-7/1/09    18,885,602            --         100,391
New Turkish Lira (TRY)              Sell       36,163 TRY             5/6/09    21,545,103        34,155         582,836
New Turkish Lira (TRY)               Buy       10,775 TRY            4/27/09     6,434,224            --          22,511
New Zealand Dollar (NZD)            Sell        4,210 NZD            4/15/09     2,399,150            --          45,129


                     39 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

New Zealand Dollar (NZD)             Buy       43,895 NZD     6/9/09-6/11/09    24,923,936     2,786,378              --
Norwegian Krone (NOK)                Buy       91,410 NOK     6/9/09-6/11/09    13,567,637       701,704              --
Peruvian New Sol (PEN)              Sell       41,734 PEN     4/17/09-9/4/09    13,143,403            --         468,948
Philippines Peso (PHP)              Sell       92,900 PHP            4/17/09     1,919,119            --          17,379
Philippines Peso (PHP)               Buy      319,000 PHP             4/7/09     6,596,499       154,657              --
Polish Zloty (PLZ)                  Sell       14,163 PLZ   5/11/09-12/31/09     4,063,753        13,235         311,836
Polish Zloty (PLZ)                   Buy       13,730 PLZ             6/9/09     3,936,403       103,991              --
Russian Ruble (RUR)                 Sell      603,290 RUR   9/18/09-11/18/09    16,548,729     4,047,352              --
Russian Ruble (RUR)                  Buy      222,470 RUR            6/11/09     6,397,304       383,513              --
Singapore Dollar (SGD)              Sell       67,710 SGD     4/6/09-5/11/09    44,485,531            --         899,923
Singapore Dollar (SGD)               Buy        1,870 SGD             6/9/09     1,228,426        24,925              --
South African Rand (ZAR)            Sell      167,025 ZAR            5/20/09    17,429,300            --         794,173
South African Rand (ZAR)             Buy      129,882 ZAR   4/20/09-12/31/09    13,585,739       475,808          84,103
Swedish Krona (SEK)                 Sell       77,055 SEK     6/9/09-6/11/09     9,378,484            --         992,625
Swiss Franc (CHF)                   Sell       21,560 CHF     4/14/09-6/9/09    18,958,327        29,392         410,950
Swiss Franc (CHF)                    Buy          952 CHF            4/17/09       836,635        11,120              --
                                                                                             -----------     -----------
Total unrealized appreciation
   and depreciation                                                                          $15,707,539     $10,602,365
                                                                                             ===========     ===========


                     40 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                                                         UNREALIZED
                                                               NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION                                BUY/SELL   CONTRACTS      DATE         VALUE       (DEPRECIATION)
--------------------------------------------        --------   ----------  -----------  -------------  ---------------
35 Day Interbank Cash Rate                               Buy        33       4/17/09    $  3,416,976    $   106,911
CAC 40 10 Euro Index                                    Sell       169       4/17/09       6,303,792       (162,174)
CAC 40 10 Euro Index                                     Buy       100       4/17/09       3,730,054         95,906
Canada (Government of) Bonds, 10 yr.                     Buy       398       6/19/09      39,995,717        357,643
DAX Index                                               Sell        96       6/19/09      13,079,836       (322,688)
DAX Index                                                Buy        39       6/19/09       5,313,683         51,110
Euro-Bundesobligation                                    Buy     1,769        6/8/09     292,447,779      2,750,625
Euro-Bundesobligation, 5 yr.                             Buy     1,227        6/8/09     190,023,855        (64,342)
Euro-Bundesobligation, 10 yr.                           Sell        74        6/8/09      12,233,542       (154,356)
FTSE 100 Index                                          Sell       164       6/19/09       9,141,963       (340,868)
FTSE 100 Index                                           Buy        20       6/19/09       1,114,874          5,138
Hang Seng China Enterprises Index                       Sell        78       4/29/09       4,042,603        200,751
Japan (Government of) Mini Bonds, 10 yr.                Sell        34       6/10/09       4,739,769         42,291
Japan (Government of) Treasury Bonds, 10 yr.            Sell         8       6/11/09      11,165,328         45,231
Mexican Bola Index                                      Sell       252       6/19/09       3,529,957         18,749
MSCI Taiwan Index                                        Buy       215       4/29/09       4,160,250       (160,289)
NASDAQ 100 E-Mini Index                                  Buy       456       6/19/09      11,286,000        381,766
Nikkei 225 Index                                        Sell        18       6/11/09         739,203         25,335
Nikkei 225 Index                                        Sell       107       6/11/09       8,777,492     (1,175,425)
OMXS 30 Index                                           Sell       701       4/17/09       5,498,817         65,702
SGX CNX Nifty Index                                     Sell       568       4/30/09       3,427,312        (88,807)


                     41 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

Standard & Poor's 500 E-Mini Index                      Sell     1,089       6/19/09      43,276,860     (2,234,114)
Standard & Poor's 500 E-Mini Index                       Buy       138       6/19/09       5,484,120        282,900
Standard & Poor's/MIB Index, 10 yr.                      Buy        31       6/19/09       3,177,143        337,215
Standard & Poor's/Toronto Stock Exchange 60 Index        Buy        66       6/18/09       5,506,980         67,266
U.S. Treasury Long Bonds                                 Buy     1,498       6/19/09     194,295,281      3,681,273
U.S. Treasury Long Bonds                                Sell       172       6/19/09      22,308,938       (361,891)
U.S. Treasury Nts., 2 yr.                               Sell       966       6/30/09     210,482,345       (761,103)
U.S. Treasury Nts., 5 yr.                               Sell     1,579       6/30/09     187,530,922     (2,379,959)
U.S. Treasury Nts., 5 yr.                                Buy     1,574       6/30/09     186,937,094      2,245,491
U.S. Treasury Nts., 10 yr.                               Buy       822       6/19/09     101,992,219      1,636,107
U.S. Treasury Nts., 10 yr.                              Sell     3,774       6/19/09     468,270,844     (4,915,147)
United Kingdom Long Gilt                                 Buy         9       6/26/09       1,591,084             12
                                                                                                        -----------
                                                                                                        $  (723,741)
                                                                                                        ===========

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                              PAY/               UPFRONT
                                                        BUY/SELL  NOTIONAL  RECEIVE              PAYMENT
SWAP                                                     CREDIT    AMOUNT    FIXED  TERMINATION RECEIVED/
REFERENCE ENTITY                 COUNTERPARTY          PROTECTION  (000S)    RATE      DATE       (PAID)      VALUE
-------------------- --------------------------------- ---------- -------- -------- ----------- --------- ------------
ABX-HE-AAA 06-2 Index:
                     Deutsche Bank AG                     Sell      $1,720   0.110%    5/25/46   $ 85,989 $ (1,190,397)
                     Deutsche Bank AG                     Sell       1,720   0.110     5/25/46     85,974   (1,190,397)
                     Morgan Stanley Capital Services,
                     Inc.                                 Sell       1,535   0.110     5/25/46    475,770   (1,062,360)
                     UBS AG                               Sell       1,035   0.110     5/25/46    323,384     (716,315)
                                                                  --------                      --------- ------------
                                                          Total      6,010                        971,117   (4,159,469)
                                                                  --------                      --------- ------------
Bolivarian Republic of Venezuela:
                     Barclays Bank plc                    Sell       1,360  30.500     1/20/10         --      168,873
                     Goldman Sachs International          Sell         645   6.350     5/20/13         --     (230,155)
                     Morgan Stanley Capital
                     Services, Inc.                       Sell       1,360  30.000     1/20/10         --      162,744
                                                                  --------                      --------- ------------
                                                          Total      3,365                             --      101,462
                                                                  --------                      --------- ------------
Capmark Financial Group, Inc.:
                     Citibank NA, New York                Sell       1,385   7.125    12/20/12         --   (1,114,358)
                     Citibank NA, New York                Sell       1,620   9.700    12/20/12         --   (1,303,437)


                     42 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                  --------                      --------- ------------
                                                          Total      3,005                             --   (2,417,795)
                                                                  --------                      --------- ------------
Cemex SAB de CV:
                     UBS AG                               Buy        1,535   5.300    10/20/13         --      325,550
                     UBS AG                               Buy        1,535   5.300    10/20/13         --      325,550
                                                                  --------                      --------- ------------
                                                          Total      3,070                             --      651,100
                                                                  --------                      --------- ------------
Development Bank of
Kazakhstan JSC       Credit Suisse International          Sell       8,170   3.750     2/20/13         --   (3,475,428)
                                                                  --------                      --------- ------------
                                                          Total      8,170                             --   (3,475,428)
                                                                  --------                      --------- ------------
Gisad Dis Ticaret AS Morgan Stanley Capital               Sell    6,386EUR   3.000     3/23/13         --   (7,537,030)
(Loan)               Services, Inc.                               --------
                                                          Total   6,386EUR                             --   (7,537,030)
                                                                  --------
HSBK Europe BV:
                     Credit Suisse International          Sell       1,600   4.950     3/20/13         --     (655,506)
                     Morgan Stanley Capital Services,
                     Inc.                                 Sell       3,200   4.880     3/20/13         --   (1,315,068)
                     Morgan Stanley Capital Services,
                     Inc.                                 Sell       3,200   4.780     3/20/13         --   (1,320,863)
                                                                  --------                      --------- ------------
                                                          Total      8,000                             --   (3,291,437)
                                                                  --------                      --------- ------------
Islamic Republic of  Citibank NA, New York                Sell       1,570   5.100     3/20/13         --     (668,513)
                                                                  --------                      --------- ------------
                                                          Total      1,570                             --     (668,513)
                                                                  --------                      --------- ------------
Istanbul Bond Co. SA Morgan Stanley Capital Services,
Inc.                                                      Sell       5,180   1.300     3/24/13         --     (633,467)
                                                                  --------                      --------- ------------
                                                          Total      5,180                             --     (633,467)
                                                                  --------                      --------- ------------
PEMEX Project Funding Goldman Sachs International         Buy        1,005   3.450    11/20/13         --       31,063
Master
                                                                  --------                      --------- ------------
                                                          Total      1,005                             --       31,063
                                                                  --------                      --------- ------------
Republic of Peru     Deutsche Bank AG                     Buy        1,900   1.710    12/20/16         --      243,246
                                                                  --------                      --------- ------------
                                                          Total      1,900                             --      243,246
                                                                  --------                      --------- ------------
Republic of the Philippines:
                     UBS AG                               Sell       1,870   2.500     6/20/17         --     (151,315)
                     UBS AG                               Sell       3,095   1.450     6/20/17         --     (443,765)
                                                                  --------                      --------- ------------
                                                          Total      4,965                             --     (595,080)
                                                                  --------                      --------- ------------
Republic of Turkey:
                     Citibank NA, New York                Buy        3,250   5.250    12/20/13         --     (221,186)
                     Goldman Sachs International          Buy        6,500   5.290    12/20/13         --     (453,335)
                     Morgan Stanley Capital Services,
                     Inc.                                 Buy        3,230   2.670     9/20/13         --      145,776
                                                                  --------                      --------- ------------
                                                          Total     12,980                             --     (528,745)
                                                                  --------                      --------- ------------


                     43 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                     JPMorgan Chase Bank NA, NY Branch    Sell         940   2.640     8/20/13         --      (40,886)
                     JPMorgan Chase Bank NA, NY Branch    Sell       1,285   2.680     9/20/13         --      (57,505)
                                                                  --------                      --------- ------------
                                                          Total      2,225                             --      (98,391)
                                                                  --------                      --------- ------------
Russian Federation   Citibank NA, New York                Sell      10,000   0.360     1/20/11         --     (800,526)
                                                                  --------                      --------- ------------
                                                          Total     10,000                             --     (800,526)
                                                                  --------                      --------- ------------
Standard Bank London Credit Suisse International          Sell       2,570   3.250     4/20/11         --   (1,309,753)
Holdings plc for NAK                                              --------                      --------- ------------
Naftogaz Ukrainy                                          Total      2,570                             --   (1,309,753)
                                                                  --------                      --------- ------------
Troy Capital SA for Yasar Holdings SA:
                     Morgan Stanley Capital Services,
                     Inc.                                 Sell       1,340   8.750     6/20/10         --     (248,648)
                     Morgan Stanley Capital Services,
                     Inc.                                 Sell       1,340   8.500    10/20/09         --     (106,476)
                                                                  --------                      --------- ------------
                                                          Total      2,680                             --     (355,124)
                                                                  --------                      --------- ------------
Ukraine:
                     Citibank NA, New York                Buy        1,660   4.180     8/20/13         --      981,223
                     Citibank NA, New York                Buy        2,340   6.650    10/20/13         --    1,285,772
                     Goldman Sachs International          Buy        7,580   4.220     8/20/13         --    4,478,143
                     Merrill Lynch International          Buy        7,580   4.300     8/20/13         --    4,473,390
                     UBS AG                               Buy        3,350   4.180     8/20/13         --    1,980,178
                                                                  --------                      --------- ------------
                                                          Total     22,510                             --   13,198,706
                                                                  --------                      --------- ------------
United Mexican       Citibank NA, New York                Sell       2,760   3.750     2/20/14         --      (19,110)
                                                                  --------                      --------- ------------
                                                          Total     2,760                              --      (19,110)
                                                                  --------                      --------- ------------
VTB Capital SA       Goldman Sachs International          Buy       3,300    7.400     5/28/13         --      252,661
                                                                  --------                      --------- ------------
                                                          Total     3,300                              --      252,661
                                                                                                --------- ------------
                                                                              Grand Total Buys         --   13,848,031
                                                                             Grand Total Sells    971,117  (25,259,661)
                                                                                                --------- ------------
                                                                    Total Credit Default Swaps   $971,117 $(11,411,630)
                                                                                                ========= ============

The table that follows shows the undiscounted maximum potential pa by the Fund related to selling credit protection in credit default swaps:


                     44 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                            TOTAL MAXIMUM POTENTIAL
                                                              PAYMENTS FOR SELLING
                                                               CREDIT PROTECTION         AMOUNT      REFERENCE ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD PROTECTION        (UNDISCOUNTED)       RECOVERABLE*    RATING RANGE**
---------------------------------------------------------   -----------------------   ------------   ---------------
Non-Investment Grade Single Name Corporate Debt                   6,386,000 EUR           $--               D
                                                                ===========               ===
Investment Grade Asset-Backed Indexes                           $ 6,010,000                --              AAA
Non-Investment Grade Single Name Corporate Debt                   3,005,000                --               D
Investment Grade Sovereign Debt                                  20,930,000                --          BBB+ to BBB
Non-Investment Grade Sovereign Debt                              30,555,000                --          BB to CCC+
                                                                -----------               ---
Total                                                           $60,500,000               $--
                                                                ===========               ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                        NOTIONAL
REFERENCE ENTITY/                        AMOUNT             PAID BY       RECEIVED BY  TERMINATION
SWAP COUNTERPARTY                       (000'S)            THE FUND         THE FUND      DATE         VALUE
-------------------------------------  ----------      ----------------   -----------  -----------  -----------
BZDI:
Banco Santander Central Hispano SA          4,420 BRR        BZDI            14.000%       1/3/12     $ 130,814
Banco Santander SA, Inc.                   32,480 BRR        BZDI            14.900        1/2/12       558,786
Banco Santander SA, Inc.                    8,490 BRR        BZDI            13.550        1/2/17       128,308
Goldman Sachs Group, Inc. (The)            30,100 BRR        BZDI            12.800        1/2/17       185,745
Goldman Sachs International                 2,640 BRR        BZDI            14.100        1/2/17        47,097
Goldman Sachs International                17,000 BRR        BZDI            13.900        1/2/17       253,349
J Aron & Co.                               43,800 BRR        BZDI            10.670        1/2/12      (589,727)
J Aron & Co.                                8,745 BRR        BZDI            14.160        1/2/17       158,954
J Aron & Co.                                8,790 BRR        BZDI            12.920        1/2/14        75,625


                    45 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

J Aron & Co.                                4,390 BRR        BZDI            12.870        1/2/14        34,085
J Aron & Co.                               19,400 BRR        BZDI            12.390        1/2/12        87,661
J Aron & Co.                                6,910 BRR        BZDI            12.260        1/2/15       (36,651)
J Aron & Co.                                3,160 BRR        BZDI            12.290        1/2/15       (16,392)
J Aron & Co.                                4,420 BRR        BZDI            14.050        1/2/12       132,134
J Aron & Co.                               13,000 BRR        BZDI            14.300        1/2/17       624,930
J Aron & Co.                                8,550 BRR        BZDI            13.670        1/2/17       129,222
J Aron & Co.                               10,360 BRR        BZDI            13.100        1/2/17        79,316
JPMorgan Chase Bank NA                     19,400 BRR        BZDI            12.380        1/2/12        88,547
JPMorgan Chase Bank NA                     17,080 BRR        BZDI            13.900        1/2/17       254,659
JPMorgan Chase Bank NA                      8,750 BRR        BZDI            13.910        1/2/12       259,971
JPMorgan Chase Bank NA                     15,800 BRR        BZDI            13.900        1/2/17       303,815
Morgan Stanley                             12,300 BRR        BZDI            12.810        1/2/17        26,077
Morgan Stanley                             12,860 BRR        BZDI            14.950        1/2/17       385,786
Morgan Stanley                             12,860 BRR        BZDI            15.000        1/2/17       388,824
Morgan Stanley                              8,540 BRR        BZDI            14.880        1/2/17       410,583
Morgan Stanley                             32,000 BRR        BZDI            13.900        1/2/17       615,321
Morgan Stanley                              8,540 BRR        BZDI            14.860        1/2/17       410,583
Morgan Stanley                             17,000 BRR        BZDI            12.050        1/2/12       104,964
Morgan Stanley Capital Services, Inc.       5,590 BRR        BZDI            13.930        1/2/17        84,449
UBS AG                                      9,100 BRR        BZDI            14.340        1/2/17       437,506
                                       ----------                                                   -----------
Reference Entity Total                    406,475 BRR                                                 5,754,341
                                       ----------                                                   -----------
CAD BA CDOR:
                                                         Three-Month
Westpac Banking Corp.                      10,450 CAD     CAD BACDOR          2.750        3/4/19       128,371
                                                         Three-Month
Westpac Banking Corp.                      10,920 CAD     CAD BACDOR          2.725        3/4/19       111,409
                                       ----------                                                   -----------
Reference Entity Total                     21,370 CAD                                                   239,780
                                       ----------                                                   -----------


                     46 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

CZK PRIBOR PRBO:
                                                        Six-Month CZK        2.76%
Goldman Sachs Group, Inc. (The)           338,000 CZK     PRIBOR PRBO      times UDI      12/5/10      (101,059)
                                                        Six-Month CZK
Goldman Sachs Group, Inc. (The)           142,000 CZK     PRIBOR PRBO         3.760       10/6/18        83,408
                                                        Six-Month CZK
JPMorgan Chase Bank NA                    338,000 CZK     PRIBOR PRBO         2.750       12/5/10      (104,274)
                                                        Six-Month CZK
JPMorgan Chase Bank NA                    294,700 CZK     PRIBOR PRBO         3.470       9/18/10       298,885
                                                        Six-Month CZK
JPMorgan Chase Bank NA                    326,000 CZK     PRIBOR PRBO         3.300      10/17/10        73,347
                                                        Six-Month CZK
Morgan Stanley                            140,800 CZK     PRIBOR PRBO         3.830       10/3/18       125,080
                                       ----------                                                   -----------
Reference Entity Total                  1,579,500 CZK                                                   375,387
                                       ----------                                                   -----------
DKK CIBOR DKNA13                                                           Six-Month
                                                                           DKK CIBOR
Barclays Bank plc                          97,440 DKK           3.689%      DKNA13         3/2/19        11,958
                                       ----------                                                   -----------
HUF BUBOR REUTERS:
                                                        Six-Month HUF
Barclays Bank plc                       1,433,000 HUF   BUBOR Reuters         7.820       9/19/13      (136,153)
                                                        Six-Month HUF
Barclays Bank plc                         866,000 HUF   BUBOR Reuters         7.180       10/8/18      (533,401)
                                                        Six-Month HUF
Citibank NA                               852,000 HUF   BUBOR Reuters         7.200       10/8/18      (478,019)
                                                        Six-Month HUF
Citibank NA                               853,000 HUF   BUBOR Reuters         7.180       10/3/18      (530,648)
                                                        Six-Month HUF
JPMorgan Chase Bank NA                    866,000 HUF   BUBOR Reuters         7.200       10/6/18      (485,874)
                                                        Six-Month HUF
JPMorgan Chase Bank NA                  1,905,000 HUF   BUBOR Reuters         8.600      12/17/10      (257,547)
                                                        Six-Month HUF
JPMorgan Chase Bank NA                    666,000 HUF   BUBOR Reuters         7.890       9/12/13       (69,469)
                                                        Six-Month HUF
JPMorgan Chase Bank NA                  1,142,000 HUF   BUBOR Reuters         8.480        6/6/13       (49,403)
                                                        Six-Month HUF
JPMorgan Chase Bank NA                  3,398,000 HUF   BUBOR Reuters         8.835        2/5/11      (301,360)
                                                        Six-Month HUF
JPMorgan Chase Bank NA                    753,000 HUF   BUBOR Reuters         7.880       8/12/13       (78,835)
                                       ----------                                                   -----------
Reference Entity Total                 12,734,000 HUF                                                (2,920,709)


                     47 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

ILS TELBOR01 REUTERS:
                                                        Three-Month ILS
Credit Suisse International                 6,220 ILS  TELBOR01 Reuters       4.650      12/22/18        52,716
                                                       Three-Month ILS
Credit Suisse International                 6,640 ILS  TELBOR01 Reuters       4.940      12/15/18        97,648
                                                        Three-Month ILS
UBS AG                                     15,300 ILS  TELBOR01 Reuters       5.880       8/28/10       538,214
                                                        Three-Month ILS
                                                          TELBOR01
UBS AG                                     15,550 ILS       Reuters           5.850        9/4/18       559,549
                                                        Three-Month ILS
UBS AG                                     17,164 ILS  TELBOR01 Reuters       4.780        1/7/19       171,140
                                                        Three-Month ILS
UBS AG                                     16,930 ILS  TELBOR01 Reuters       5.036      12/12/18       283,631
                                       ----------                                                   -----------
Reference Entity Total                     77,804 ILS                                                 1,702,898
                                       ----------                                                   -----------

JPY BBA LIBOR:
                                                                           Six-Month
                                                                            JPY BBA
Citibank NA                               536,100 JPY        1.236           LIBOR        3/10/19        25,303
                                                                           Six-Month
                                                                            JPY BBA
JPMorgan Chase Bank NA                    536,100 JPY        1.268           LIBOR         3/6/19         8,427
                                                                           Six-Month
                                                                            JPY BBA
JPMorgan Chase Bank NA                    536,100 JPY        1.210           LIBOR         3/5/19        37,717
                                       ----------                                                   -----------
Reference Entity Total                  1,608,300 JPY                                                    71,447
                                       ----------                                                   -----------

MXN TIIE BANXICO:
Banco Santander SA, Inc.                   90,600 MXN  MXN TIIE BANXICO       8.540       9/27/13       343,493
Banco Santander SA, Inc.                   97,800 MXN  MXN TIIE BANXICO       8.060        2/6/14       178,532
Banco Santander SA, Inc.                   28,100 MXN  MXN TIIE BANXICO       8.645       5/17/18       116,796
Banco Santander SA, Inc.                   31,310 MXN  MXN TIIE BANXICO       8.570        5/3/18       122,190
Citibank NA                               175,200 MXN  MXN TIIE BANXICO       8.920      11/24/11       481,185
Credit Suisse International                35,800 MXN  MXN TIIE BANXICO       8.560       9/27/13       107,814

Credit Suisse International                22,480 MXN  MXN TIIE BANIXCO       8.300      12/17/26       (11,267)


                     48 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Credit Suisse International                41,560 MXN  MXN TIIE BANXICO       8.050       1/22/19        44,567
Goldman Sachs Capital Markets LP           62,900 MXN  MXN TIIE BANXICO       8.140       1/10/18        90,556
Goldman Sachs Group, Inc. (The)            54,800 MXN  MXN TIIE BANXICO       8.540       9/27/13       207,764
Goldman Sachs Group, Inc. (The)           101,000 MXN  MXN TIIE BANXICO       8.458       5/18/29        28,578
Goldman Sachs Group, Inc. (The)            32,000 MXN  MXN TIIE BANXICO       8.729       8/27/26       115,686
Goldman Sachs Group, Inc. (The)           174,000 MXN  MXN TIIE BANXICO       9.350      11/18/11       606,119
Goldman Sachs Group, Inc. (The)           563,000 MXN  MXN TIIE BANXICO      10.000      11/11/11       485,019
Goldman Sachs Group, Inc. (The)           212,800 MXN  MXN TIIE BANXICO       9.270      11/21/11       712,433
Goldman Sachs Group, Inc. (The)           211,300 MXN  MXN TIIE BANXICO       9.080      11/22/11       642,582
JPMorgan Chase Bank NA                    560,000 MXN  MXN TIIE BANXICO      10.000      11/11/11       482,434
JPMorgan Chase Bank NA                    171,100 MXN  MXN TIIE BANXICO       8.920      11/24/11       469,924
JPMorgan Chase Bank NA                     27,055 MXN  MXN TIIE BANXICO       9.320        6/1/18       196,125
Merrill Lynch Capital Services, Inc.       36,370 MXN  MXN TIIE BANXICO       8.570       5/11/18       143,369
                                                        One-Month MXN
Morgan Stanley                             67,300 MXN     TIIE BANXICO        9.070      11/26/18       378,457
                                       ----------                                                   -----------
Reference Entity Total                  2,796,475 MXN                                                 5,942,356
                                       ----------                                                   -----------

PLZ WIBOR WIBO:
                                                          Six-Month
                                                            PLZ
Goldman Sachs Group, Inc. (The)            21,640 PLZ    WIBOR WIBO           5.330       10/6/18      (135,532)
                                                        Six-Month PLZ
Goldman Sachs Group, Inc. (The)            21,700 PLZ    WIBOR WIBO           5.320       10/3/18      (138,358)
                                                        Six-Month PLZ
Goldman Sachs International                23,970 PLZ    WIBOR WIBO           6.140       8/26/10       306,442
                                                        Six-Month PLZ
JPMorgan Chase Bank NA                     15,840 PLZ    WIBOR WIBO           6.040        8/8/13       239,884
                                       ----------                                                   -----------
Reference Entity Total                     83,150 PLZ                                                   272,436
                                       ----------                                                   -----------

SEK STIBOR SIDE:
                                                       Three-Month SEK
Deutsche Bank AG                           59,900 SEK    STIBOR SIDE          5.110       7/16/18     1,324,317
                                                       Three-Month SEK
Goldman Sachs Group, Inc. (The)            91,736 SEK    STIBOR SIDE          3.380       2/10/19        96,308
                                       ----------                                                   -----------


                     49 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Reference Entity Total                    151,636 SEK                                                 1,420,625
                                       ----------                                                   -----------
USD BBA LIBOR
                                                       Three-Month USD
Westpac Banking Corp.                      16,500          BBA LIBOR          3.318        3/6/19       625,416
                                       ----------                                                   -----------
Total Interest Rate Swaps                                                                           $13,495,935
                                                                                                    ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR             Brazilian Real
CAD             Canadian Dollar
CZK             Czech Koruna
DKK             Danish Krone
HUF             Hungarian Forint
ILS             Israeli Shekel
JPY             Japanese Real
MXN             Mexican Nuevo Peso
PLZ             Polish Zloty
SEK             Swedish Krona

Abbreviations/Definitions are as follows:

BACDOR          Canada Bankers Acceptances Rate
BANIXCO         Banco de Mexico
BBA LIBOR       British Bankers' Association London-Interbank Offered Rate
BUBOR Reuters   Budapest Interbank Offered Rate
BZDI            Brazil Interbank Deposit Rate
CIBOR           Copenhagen Interbank Offered Rate
DKNA13          Reuters 12-Month CIBOR
PRIBOR PRBO     Prague Interbank Offering Rate
STIBOR-SIDE     Stockholm Interbank Offered Rate
TELEBOR01       Tel Aviv Interbank Offered Rate 1 Month
TIIE            Interbank Equilibrium Interest Rate
UDI             Unidad de Inversion (Unit of Investment)
WIBOR-WIBO      Poland Warsaw Interbank Offer Bid Rate


                     50 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

TOTAL RETURN SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                      NOTIONAL
REFERENCE ENTITY/                      AMOUNT                  PAID BY                    RECEIVED BY       TERMINATION
SWAP COUNTERPARTY                     (000'S)                 THE FUND                      THE FUND            DATE       VALUE
-----------------                    ---------                --------                    -----------       ----------- -----------
BOVESPA INDEX
UBS AG                                   8,676 BRR If positive, the Total Return  If negative, the absolute    4/17/09  $    92,540
                                                   of the BOVESPA Index           value of the Total Return
                                                                                  of the BOVESPA Index

CUSTOM BASKET OF SECURITIES:
Deutsche Bank AG, London                32,687     One-Month USD BBA LIBOR plus   If positive, the Total        3/5/10    4,745,408
                                                   35 basis points and if         Return of a custom equity
                                                   negative, the absolute value   basket
                                                   of the Total Return of a
                                                   custom equity basket
Deutsche Bank AG, London                32,687     One-Month USD BBA LIBOR plus   If positive, the Total       10/5/09      795,481
                                                   22.93 basis points and if      Return of a custom equity
                                                   negative, the absolute value   basket
                                                   of the Total Return of a
                                                   custom equity basket
Morgan Stanley                           5,261 EUR One-Month EUR BBA LIBOR plus   If positive, the Total        3/5/10      978,897
                                                   25 basis points and if         Return of a custom basket
                                                   negative, the absolute value   of securities
                                                   of the Total Return of a
                                                   custom basket of securities
Morgan Stanley International             5,205 EUR One-Month EUR BBA LIBOR plus   If positive, the Total       10/7/09      763,382
                                                   30 basis points and if         Return of a custom basket
                                                   negative, the absolute value   of securities
                                                   of the Total Return of a
                                                   custom basket of securities
                                                                                                                        -----------
                                                                                  Reference Entity Total                  7,283,168


                     51 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

CUSTOM BASKET OF SECURITIES TRADED
ON THE LONDON STOCK EXCHANGE
Citibank NA, New York                    6,879 GBP One-Month GBP BBA LIBOR plus   If positive, the Total        5/8/09      712,133
                                                   35 basis points and if         Return of a custom
                                                   negative, the absolute value   basket of securities
                                                   of the Total Return of a
                                                   custom basket of securities

CUSTOM BASKET OF SECURITIES TRADED
ON THE TOKYO STOCK EXCHANGE, INC
Citibank NA, New York                  989,495 JPY One-Month JPY BBA LIBOR plus   If positive, the Total       4/14/09    1,334,200
                                                   40 basis points and if         Return of a custom
                                                   negative, the absolute value   basket of securities
                                                   of the Total Return of a
                                                   custom basket of securities

EACH OF JSC "RUSHYDRO" (OPEN JOINT
STOCK COMPANY, FEDERAL
HYDROGENERATION COMPANY) AND OJSC
SARATOVSKAYA HPP AND ANY
SUCCESSOR(S) TO THESE REFERENCE
ENTITIES.
Morgan Stanley Capital Services,       271,430 RUR Three-Month USD BBA LIBOR      7.75% from debt             12/26/13   (3,576,555)
Inc.                                                                              obligations of JSC
                                                                                  Rushydro and OJSC
                                                                                  Saratovskaya HPP

KOSPI200 INDEX
Citibank NA                          4,719,811 KRW If positive, the Total Return  If negative, the             6/15/09     (248,692)
                                                   of the KOSPI200 Index          absolute value of the
                                                                                  Total Return of the
                                                                                  KOSPI200 Index

MSCI DAILY TR NET BELGIUM:


                     52 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Citibank NA                                989     One-Month USD BBA LIBOR and if If positive, the Total       10/7/09      130,799
                                                   negative, the absolute value   Return of the MSCI
                                                   of the MSCI Daily TR Net       Daily TR Net Belgium
                                                   Belgium USD Market Index       USD Market Index
Citibank NA                              4,234     One-Month USD BBA LIBOR and if If positive, the Total       10/7/09      372,040
                                                   negative, the absolute value   Return of the MSCI
                                                   of the MSCIB Daily TR Net      Daily TR Net Belgium
                                                   Belgium USD Market Index       USD Market Index
                                                                                                                        -----------
                                                                                  Reference Entity Total                    502,839

MXN TIIE BANXICO:
Deutsche Bank AG                         1,620     Six-Month USD BBA LIBOR        5.46% times UDI              5/13/15       86,555
Deutsche Bank AG                           930     Six-Month USD LIBOR            5.25% times UDI              6/23/15       24,302
Goldman Sachs Group, Inc. (The)            920     Six-Month USD BBA LIBOR        5.10% times UDI              1/14/15       55,813
Goldman Sachs Group, Inc. (The)            920     Six-Month BBA LIBOR            5.08% times UDI              1/20/15       58,608
                                                                                                                        -----------
                                                                                  Reference Entity Total                    225,278
                                                                                                                        -----------
                                                                                  Total of Total Return
                                                                                     Swaps                              $ 6,324,911
                                                                                                                        ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR         Brazilian Real
EUR         Euro
GBP         British Pound Sterling
JPY         Japanese Yen
KRW         South Korean Won
RUR         Russian Ruble

Abbreviations/Definitions are as follows:

BANIXCO     Banco de Mexico
BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
BOVESPA     Bovespa Index that trades on the Sao Paulo Stock Exchange
KOSPI200    Korean Stock Exchange Capitalization-weighted Index made up of 200
            Korean stocks
MSCI        The MSCI Total Return Belgium Index is a free float adjusted market
Daily TR    capitalization index, designed to measure market equity performance
Net
Belgium
USD Index


                     53 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

            in Australia on a total return basis with the reinvestment of net dividends.

TIIE        Interbank Equilibrium Interest Rate
UDI         Unidad de Inversion (Unit of Investment)

CURRENCY SWAPS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                               NOTIONAL                                  RECEIVED
                              SWAP              AMOUNT                 PAID BY              BY     TERMINATION
REFERENCE ENTITY          COUNTERPARTY          (000S)                 THE FUND          THE FUND     DATE        VALUE
----------------          ------------         --------                --------          --------  -----------   --------
USD BBA LIBOR:
                  Credit Suisse International    3,170   TRY  Three Month USD BBA LIBOR   16.750%    2/26/12    $(125,097)
                  Credit Suisse International    1,255   TRY  Three-Month USD BBA LIBOR   17.250      2/7/12      (32,712)
                  Credit Suisse International    1,890   TRY  Three-Month USD BBA LIBOR   17.300      2/9/12      (50,152)
                  Merrill Lynch International    1,960   TRY  Three-Month BBA LIBOR       17.100      2/6/12      (96,069)
                                                                                                                ---------
                                                                                         Total Currency Swaps   $(304,030)
                                                                                                                =========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

TRY         New Turkish Lira

Abbreviation/Definition is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF MARCH 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.


                     54 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                           NOTIONAL
                                         SWAP TYPE FROM                     AMOUNT
SWAP COUNTERPARTY                        FUND PERSPECTIVE                  (000'S)              VALUE
-----------------                        ----------------                 ---------         ------------
Banco Santander Central Hispano SA       Interest Rate                        4,420   BRR   $    130,814
Banco Santander SA, Inc.:
                                         Interest Rate                       40,970   BRR        687,094
                                         Interest Rate                      247,810   MXN        761,011
                                                                                            ------------
                                                                                               1,448,105
Barclays Bank plc:
                                         Credit Default Sell Protection       1,360              168,873
                                         Interest Rate                       97,440   DKK         11,958
                                         Interest Rate                    2,299,000   HUF       (669,554)
                                                                                            ------------
                                                                                                (488,723)
Citibank NA:
                                         Interest Rate                    1,705,000   HUF     (1,008,667)
                                         Interest Rate                      536,100   JPY         25,303
                                         Interest Rate                      175,200   MXN        481,185
                                         Total Return                     4,719,811   KRW       (248,692)
                                         Total Return                         5,223              502,839
                                                                                            ------------
                                                                                                (248,032)
Citibank NA, New York:
                                         Credit Default Buy Protection        7,250            2,045,809
                                         Credit Default Sell Protection      17,335           (3,905,944)
                                         Total Return                         6,879   GBP        712,133
                                         Total Return                       989,495   JPY      1,334,200
                                                                                            ------------
                                                                                                 186,198
Credit Suisse International:
                                         Credit Default Sell Protection      12,340           (5,440,687)
                                         Currency                             6,315   TRY       (207,961)
                                         Interest Rate                       12,860   ILS        150,364
                                         Interest Rate                       99,840   MXN        141,114
                                                                                            ------------
                                                                                              (5,357,170)
Deutsche Bank AG:
                                         Credit Default Buy Protection        1,900              243,246


                     55 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                         Credit Default Sell Protection       3,440           (2,380,794)
                                         Interest Rate                       59,900   SEK      1,324,317
                                         Total Return                         2,550              110,857
                                                                                            ------------
                                                                                                (702,374)
Deutsche Bank AG, London                 Total Return                        65,374            5,540,889
Goldman Sachs Capital Markets LP         Interest Rate                       62,900   MXN         90,556
Goldman Sachs Group, Inc. (The):
                                         Interest Rate                       30,100   BRR        185,745
                                         Interest Rate                      480,000   CZK        (17,651)
                                         Interest Rate                    1,348,900   MXN      2,798,181
                                         Interest Rate                       43,340   PLZ       (273,890)
                                         Interest Rate                       91,736   SEK         96,308
                                         Total Return                         1,840              114,421
                                                                                            ------------
                                                                                               2,903,114
Goldman Sachs International:
                                         Credit Default Buy Protection       18,385            4,308,532
                                         Credit Default Sell Protection         645             (230,155)
                                         Interest Rate                       19,640   BRR        300,446
                                         Interest Rate                       23,970   PLZ        306,442
                                                                                            ------------
                                                                                               4,685,265
J Aron & Co.                             Interest Rate                      131,525   BRR        679,157
JPMorgan Chase Bank NA:
                                         Interest Rate                       61,030   BRR        906,992
                                         Interest Rate                      958,700   CZK        267,958
                                         Interest Rate                    8,730,000   HUF     (1,242,488)
                                         Interest Rate                    1,072,200   JPY         46,144
                                         Interest Rate                      758,155   MXN      1,148,483
                                         Interest Rate                       15,840   PLZ        239,884
                                                                                            ------------
                                                                                               1,366,973
JPMorgan Chase Bank NA, NY Branch        Credit Default Sell Protection       2,225              (98,391)


                     56 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Merrill Lynch Capital Services, Inc.     Interest Rate                       36,370   MXN        143,369
Merrill Lynch International:
                                         Credit Default Buy Protection        7,580            4,473,390
                                         Currency                             1,960   TRY        (96,069)
                                                                                            ------------
                                                                                               4,377,321
Morgan Stanley:
                                         Interest Rate                      104,100   BRR      2,342,138
                                         Interest Rate                      140,800   CZK        125,080
                                         Interest Rate                       67,300   MXN        378,457
                                         Total Return                         5,261   EUR        978,897
                                                                                            ------------
                                                                                               3,824,572
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection        3,230              145,776
                                         Credit Default Sell Protection      17,155           (4,524,138)
                                         Credit Default Sell Protection       6,386   EUR     (7,537,030)
                                         Interest Rate                        5,590   BRR         84,449
                                         Total Return                       271,430   RUR     (3,576,555)
                                                                                            ------------
                                                                                             (15,407,498)
Morgan Stanley International             Total Return                         5,205   EUR        763,382
UBS AG:
                                         Credit Default Buy Protection        6,420            2,631,278
                                         Credit Default Sell Protection       6,000           (1,311,395)
                                         Interest Rate                        9,100   BRR        437,506
                                         Interest Rate                       64,944   ILS      1,552,534
                                         Total Return                         8,676   BRR         92,540
                                                                                            ------------
                                                                                               3,402,463
Westpac Banking Corp.:
                                         Interest Rate                       21,370   CAD        239,780
                                         Interest Rate                       16,500              625,416
                                                                                            ------------
                                                                                                 865,196
                                                                                            ------------
                                                                          Total Swaps       $  8,105,186
                                                                                            ============


                     57 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR   Brazilian Real
CAD   Canadian Dollar
CZK   Czech Koruna
DKK   Danish Krone
EUR   Euro
GBP   British Pound Sterling
HUF   Hungarian Forint
ILS   Israeli Shekel
JPY   Japanese Real
KRW   South Korean Won
MXN   Mexican Nuevo Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
TRY   New Turkish Lira

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.


                     58 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.


                     59 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its


                     60 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities      $160,832,798
Sold securities             11,305,943

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $6,142,207, representing 0.18% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and


                     61 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.


                     62 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the "master funds"). Each master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund's investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of master funds' expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in the master funds.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:


                     63 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each


                     64 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $50,511,087, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $32,089,839 as of March 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $18,548,566. If a contingent feature would have been triggered as of March 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices


                     65 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

During the period ended March 31, 2009, the Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.


                     66 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, the Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.


                     67 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

Options contracts are exposed to the market risk factor of the specific underlying financial instrument.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 31, 2009 was as follows:

                                  CALL OPTIONS                PUT OPTIONS
                            ------------------------   ------------------------
                              NUMBER OF    AMOUNT OF     NUMBER OF    AMOUNT OF
                              CONTRACTS     PREMIUMS     CONTRACTS     PREMIUMS
                            ------------   ---------   ------------   ---------
Options outstanding as of
  December 31, 2008            4,945,000   $  78,520      4,945,000   $  78,520
Options written              458,465,000     603,750    458,465,000     607,880
Options closed or expired   (456,185,000)   (544,584)    (7,225,000)   (137,686)
Options exercised             (7,225,000)   (137,686)  (456,185,000)   (548,714)
                            ------------   ---------   ------------   ---------
Options outstanding as of
  March 31, 2009                      --   $      --             --   $      --
                            ============   =========   ============   =========


                     68 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets in the annual and semiannual reports as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.


                     69 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.


                     70 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include


                     71 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID OR RESTRICTED SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as


                     72 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $44,955,640. Collateral of $45,778,740 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

UNFUNDED PURCHASE COMMITMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase commitments of $21,866,696 at March 31, 2009. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase loan commitments. The following commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments.

As of March 31, 2009, the Fund had unfunded purchase commitments as follows:

                                                       COMMITMENT
                                                      TERMINATION    UNFUNDED
                                                          DATE        AMOUNT
                                                      -----------   ----------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.     10/23/13    $9,866,696


                     73 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                  COMMITMENT
                                                      INTEREST   TERMINATION     UNFUNDED     UNREALIZED
                                                        RATE         DATE         AMOUNT     DEPRECIATION
                                                      --------   -----------   -----------   ------------
Deutsche Bank AG; An unfunded commitment that the
Fund receives 0.125% quarterly; and will pay out,
upon request, up to 12,000,000 USD to a Peruvian
Trust through Deutsche Bank's Global Note Program.
Upon funding requests, the unfunded portion
decreases and new structured securities will be
created and held by the fund to maintain a
consistent exposure level.                              0.50%        9/20/10   $12,000,000     $506,732

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $4,039,924,281
Federal tax cost of other investments       36,532,609
                                        ---------------
Total federal tax cost                  $4,076,456,890
                                        ===============
Gross unrealized appreciation           $  114,976,737
Gross unrealized depreciation            (680,554,139)
                                        ---------------
Net unrealized depreciation             $(565,577,402)
                                        ===============


                     74 | Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares       Value
                                                        --------   ----------
COMMON STOCKS--92.5%
CONSUMER DISCRETIONARY--6.8%
MEDIA--5.8%
Cablevision Systems Corp. New York Group, Cl. A            2,610   $   33,773
Cinemark Holdings, Inc.                                    5,260       49,391
News Corp., Inc., Cl. A                                   16,202      107,257
Time Warner Cable, Inc.                                    1,806       44,789
                                                                   ----------
                                                                      235,210
                                                                   ----------
SPECIALTY RETAIL--1.0%
Bed Bath & Beyond, Inc.(1)                                 1,610       39,848
                                                                   ----------
CONSUMER STAPLES--12.2%
BEVERAGES--2.5%
Molson Coors Brewing Co., Cl. B                            2,890       99,069
                                                                   ----------
FOOD & STAPLES RETAILING--4.2%
Kroger Co. (The)                                           5,080      107,798
Walgreen Co.                                               2,420       62,823
                                                                   ----------
                                                                      170,621
                                                                   ----------
FOOD PRODUCTS--2.4%
Campbell Soup Co.                                          3,530       96,581
                                                                   ----------
TOBACCO--3.1%
Lorillard, Inc.                                              652       40,254
Philip Morris International, Inc.                          2,371       84,360
                                                                   ----------
                                                                      124,614
                                                                   ----------
ENERGY--10.4%
OIL, GAS & CONSUMABLE FUELS--10.4%
Apache Corp.                                                 880       56,399
Chevron Corp.                                              3,120      209,789
Devon Energy Corp.                                         2,040       91,168
Exxon Mobil Corp.                                            890       60,609
                                                                   ----------
                                                                      417,965
                                                                   ----------
FINANCIALS--15.1%
CAPITAL MARKETS--0.9%
Morgan Stanley(2)                                          1,590       36,204
                                                                   ----------
COMMERCIAL BANKS--1.2%
SunTrust Banks, Inc.                                         750        8,805
Wells Fargo & Co.                                          2,760       39,302
                                                                   ----------
                                                                       48,107
                                                                   ----------
CONSUMER FINANCE--1.6%
SLM Corp.(1)                                              12,930       64,004
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--3.0%
JPMorgan Chase & Co.(2)                                    4,560      121,205
                                                                   ----------
INSURANCE--8.4%
Assurant, Inc.                                             4,430       96,485
Everest Re Group Ltd.                                      2,327      164,752
MetLife, Inc.                                              2,790       63,528
National Financial Partners Corp.                          3,730       11,936
                                                                   ----------
                                                                      336,701
                                                                   ----------


                          1 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares       Value
                                                        --------   ----------
HEALTH CARE--14.3%
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Covidien Ltd.                                              1,310   $   43,544
                                                                   ----------
HEALTH CARE PROVIDERS & SERVICES--3.2%
Aetna, Inc.                                                3,670       89,291
UnitedHealth Group, Inc.                                   1,980       41,441
                                                                   ----------
                                                                      130,732
                                                                   ----------
PHARMACEUTICALS--10.0%
Abbott Laboratories(3)                                     1,680       80,136
Merck & Co., Inc.                                          4,590      122,783
Pfizer, Inc.                                               6,180       84,172
Wyeth                                                      2,630      113,195
                                                                   ----------
                                                                      400,286
                                                                   ----------
INDUSTRIALS--11.0%
AEROSPACE & DEFENSE--1.5%
Goodrich Corp.                                             1,570       59,487
                                                                   ----------
AIR FREIGHT & LOGISTICS--1.2%
United Parcel Service, Inc., Cl. B                         1,000       49,220
                                                                   ----------
INDUSTRIAL CONGLOMERATES--4.2%
Tyco International Ltd.                                    8,580      167,825
                                                                   ----------
MACHINERY--3.3%
Navistar International Corp.(1)                            3,963      132,602
                                                                   ----------
TRADING COMPANIES & DISTRIBUTORS--0.8%
Aircastle Ltd.                                             6,620       30,783
                                                                   ----------
INFORMATION TECHNOLOGY--6.9%
COMMUNICATIONS EQUIPMENT--4.9%
QUALCOMM, Inc.                                             2,530       98,442
Research in Motion Ltd.(1)                                 2,310       99,492
                                                                   ----------
                                                                      197,934
                                                                   ----------
COMPUTERS & PERIPHERALS--0.8%
Apple, Inc.(1)                                               290       30,485
                                                                   ----------
INTERNET SOFTWARE & SERVICES--1.2%
Google, Inc., Cl. A(1)                                       140       48,728
                                                                   ----------
MATERIALS--5.3%
CHEMICALS--5.3%
Lubrizol Corp. (The)                                       5,097      173,349
Potash Corp. of Saskatchewan, Inc.                           500       40,405
                                                                   ----------
                                                                      213,754
                                                                   ----------
TELECOMMUNICATION SERVICES--3.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.8%
AT&T, Inc.                                                 6,100      153,720
                                                                   ----------
UTILITIES--6.7%
ELECTRIC UTILITIES--2.5%
Exelon Corp.                                               2,176       98,769
                                                                   ----------
MULTI-UTILITIES--4.2%
PG&E Corp.                                                 4,460      170,462
                                                                   ----------
Total Common Stocks (Cost $4,374,807)                               3,718,460
                                                                   ----------


                          2 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Shares       Value
                                                        --------   ----------
PREFERRED STOCKS--2.7%
Petroleo Brasileiro SA, Sponsored ADR, Preference(1)
(Cost $136,662)                                            4,520   $  110,740
                                                                   ----------
INVESTMENT COMPANY--6.4%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.80%(4, 5) (Cost $255,872)                              255,872      255,872
                                                                   ----------
Total Investments, at Value (Cost $4,767,341)              101.6%   4,085,072
Liabilities in Excess of Other Assets                       (1.6)     (64,098)
                                                         -------   ----------
Net Assets                                                 100.0%  $4,020,974
                                                         =======   ==========

Footnotes to Statement of Investments

1.   Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

3. A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                SHARES
                                                     DECEMBER 31,     GROSS        GROSS     MARCH 31,
                                                         2008       ADDITIONS   REDUCTIONS      2009
                                                     ------------   ---------   ----------   ---------
Oppenheimer Institutional Money Market Fund, Cl. E      664,973      986,778     1,395,879    255,872

                                                       VALUE    INCOME
                                                     --------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $255,872    $620

5.   Rate shown is the 7-day yield as of March 31, 2009.


                          3 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                               INVESTMENTS
                                                    IN       OTHER FINANCIAL
VALUATION DESCRIPTION                           SECURITIES     INSTRUMENTS*
---------------------                          -----------   ---------------
Level 1--Quoted Prices                          $4,085,072       $(2,104)
Level 2--Other Significant Observable Inputs            --            --
Level 3--Significant Unobservable Inputs                --            --
                                                ----------       -------
   Total                                        $4,085,072       $(2,104)
                                                ==========       =======

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

WRITTEN OPTIONS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                  NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS
DESCRIPTION                TYPE   CONTRACTS     PRICE       DATE      RECEIVED    VALUE
-----------                ----   ---------   --------   ----------   --------   -------
Aetna, Inc.                 Put       7        $17.50      7/20/09     $  925    $  (630)
JPMorgan Chase & Co.       Call       8         30.00      4/20/09      1,067       (704)
Morgan Stanley             Call       8         30.00      4/20/09        817       (120)
UnitedHealth Group, Inc.    Put      10         15.00      6/22/09        970       (650)
                                                                       ------    -------
                                                                       $3,779    $(2,104)
                                                                       ======    =======


                          4 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.


                          5 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the


                          6 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:


                          7 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each


                          8 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, all of the Fund's derivative positions are in an unrealized depreciation position and therefore not currently subject to loss if the counterparties to its derivative transactions failed to perform. If the Fund's derivative positions were in an unrealized appreciation position, the Fund would be subject to counterparty credit risk. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position as of period end was $2,104. If a contingent feature would have been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or

                          9 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

Options are exposed to the market risk factor of the specific underlying financial instrument.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.


                          10 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Written option activity for the period ended March 31, 2009 was as follows:

                                     CALL                    PUT
                                   OPTIONS                 OPTIONS
                            ---------------------   ---------------------
                            NUMBER OF   AMOUNT OF   NUMBER OF   AMOUNT OF
                            CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
                            ---------   ---------   ---------   ---------
Options outstanding as of
   December 31, 2008            --       $    --        --        $   --
Options written                168        11,721        17         1,895
Options closed or expired     (152)       (9,837)       --            --
                              ----       -------       ---        ------
Options outstanding as of
   March 31, 2009               16       $ 1,884        17        $1,895
                              ====       =======       ===        ======

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 5,053,725
Federal tax cost of other investments        (3,779)
                                        -----------
Total federal tax cost                  $ 5,049,946
                                        ===========
Gross unrealized appreciation           $   132,825
Gross unrealized depreciation            (1,099,803)
                                        -----------
Net unrealized depreciation             $  (966,978)
                                        ===========


                          11 | Oppenheimer Value Fund/VA

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/14/2009